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MORGAN STANLEY DEAN WITTER

         MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
         ANNUAL REPORT
         DECEMBER 31, 1998
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
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TABLE OF CONTENTS
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
President's Letter..........................          1
Performance Summary.........................          2
Managers' Reports and Statements of Net
  Assets by Portfolio:
Global and International Equity Portfolios:
  Active International Allocation...........          4
  Asian Equity..............................         14
  Asian Real Estate.........................         19
  Emerging Markets..........................         24
  European Equity ..........................         37
  European Real Estate......................         42
  Global Equity ............................         47
  International Equity .....................         53
  International Magnum .....................         58
  International Small Cap...................         65
  Japanese Equity...........................         70
  Latin American............................         74
U.S. Equity Portfolios:
  Aggressive Equity.........................         79
  Emerging Growth...........................         84
  Equity Growth.............................         89
  Technology................................         95
  U.S. Equity Plus..........................         99
  U.S. Real Estate..........................        106
  Value Equity..............................        112
Fixed Income Portfolios:
  Emerging Markets Debt.....................        117
  Fixed Income..............................        123
  Global Fixed Income.......................        127
  High Yield................................        132
  Municipal Bond............................        138
Money Market Portfolios:
  Money Market..............................        142
  Municipal Money Market....................        146
Statements of Operations....................        155
Statements of Changes in Net Assets.........        159
Statement of Cash Flows.....................        172
Financial Highlights .......................        173
Notes to Financial Statements...............        198
Report of Independent Accountants...........        207
Federal Tax Information.....................        208
Directors and Officers .....................        209

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Dean Witter Institutional Fund, Inc. Prospectuses describe in detail each of the Portfolio's investment policies to the prospective investor. Please read the prospectuses carefully before you invest or send money.

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
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PRESIDENT'S LETTER
--------------------------------------------------------------------------------
Fellow Shareholders:

    We are pleased to present to you the Fund's Annual Report for the year ended December 31, 1998. Our Fund currently offers 26 portfolios providing investors with a full array of global and domestic equity and fixed income products covering core strategies as well as more specialized portfolios. Together, the Fund's portfolios allow investors to meet specific investment needs or to allocate assets among different portfolios to implement an overall investment strategy. Set forth below is a general market review for 1998.

    Major global market indexes finished 1998 with strong gains, overcoming a volatile and, at times, precarious market environment. The S&P 500 Index extended its bull market run into a fourth year, rising 28.57% in 1998. Foreign stocks also performed well, with the MSCI EAFE Index rising 20.00%, led by European markets' euphoria over monetary union. Although bond returns were less impressive, the asset class showed strong and steady gains. The Lehman Aggregate Index rose 8.69% for the year. Despite the strong numbers produced by major market indexes, capital market strength was not experienced broadly or equally. In the U.S., mega cap and growth stocks continued their domination of smaller value stocks. The disparity was even more pronounced with mid and small cap securities. The magnitude of the gap between value and growth as well as between mega-caps and smaller companies were among the largest in recent history. Foreign stock performance was also uneven. Although EAFE posted strong gains, most of the positive news came from Europe, as the Pacific markets performed poorly. In Europe, like in the U.S., mega-cap growth stocks dominated performance. Emerging equity markets experienced another disappointing year, down 25.34% as represented by the MSCI Emerging Markets Free Index.

    The investment environment in 1998 vacillated between periods of extreme optimism and extreme pessimism. In the first half of the year, European and U.S. stock markets soared to new highs through mid-July, driven by strong economic undertones, liquidity, and investor optimism. However, the second half of 1998 proved to be much more challenging as markets came under severe pressure, amidst a deepening of the Russian financial crisis, lower earnings expectations, and the near collapse of a large U.S. hedge fund. European and U.S. equity markets would fall as much as 20% before stabilizing at the end of September, and credit spreads widened dramatically, as investors sought refuge in safe-haven Treasuries.

    Two preemptive easings by the Federal Reserve in October and November resulted in global easing by central banks in Europe and Asia in a concerted effort to inject liquidity into markets and defend the world economy against deflationary forces. By the end of the fourth quarter, all developed markets had shown tremendous gains, led by the Asia-Pacific (non-Japan) region, which benefited most from the easing.

    Uncertainty proved beneficial for government bonds. The U.S. 30-year Treasury bond yield fell to a 20-year low of 5.0% during the third quarter. However, the global market crisis did not benefit all bonds equally. Throughout the market slump, investors sought to deleverage global risk exposure, causing corporate bond spreads and high yield bond spreads to widen dramatically relative to government bonds. Emerging market debt instruments in particular were under severe pressure, as investors began to fear devaluation and default from lenders other than Russia, such as Brazil, Argentina, and Mexico. Even with improved investor confidence amidst the fourth quarter global easing, spreads failed to tighten as dramatically as they had widened.

    Heading into 1999, we approach the markets with caution. The key to markets in the coming year will be in judging whether or not the reflationary policies of global central banks will succeed in preventing the world economy from slipping into a recession. Although the market strength in December would indicate buoyant expectations, many economic indicators, such as commodity prices, consumer spending, industrial production and European unemployment remain precarious. Many emerging markets, including Latin America, are in recession, Japanese economic news remains weak, and European economies are softening. If profits fall short of expectations, the current high valuation levels of markets will be difficult to maintain. We expect a volatile market environment for 1999, in which wise diversification should help investors ride out many storms.

    In this Report, each of our portfolio managers discuss the performance results and outlook of their markets and portfolios in greater detail. We hope you find the enclosed Report informative. As always, we very much appreciate your continued support of the Fund.

Sincerely,

/s/Michael F. Klein

Michael F. Klein
PRESIDENT

February 1999

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                                       1
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
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PERFORMANCE SUMMARY (UNAUDITED)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                     NET ASSETS       NET ASSET VALUE
                              INCEPTION DATES           (000)            PER SHARE
                             ------------------  -------------------  ----------------
                             CLASS A   CLASS B    CLASS A    CLASS B  CLASS A  CLASS B
                             --------  --------  ----------  -------  -------  -------
GLOBAL AND INTERNATIONAL EQUITY
 PORTFOLIOS:
  Active International
   Allocation                 1/17/92   1/02/96  $  266,832  $   96   $11.90   $12.12
  Asian Equity                7/01/91   1/02/96      51,334   1,487     8.01     7.97
  Asian Real Estate          10/01/97  10/01/97       2,447     761     6.63     6.66
  Emerging Markets            9/25/92   1/02/96     772,115   7,199     9.55     9.56

  European Equity             4/02/93   1/02/96     168,712   5,181    15.75    15.74
  European Real Estate       10/01/97  10/01/97      33,422   2,531     9.58     9.61
  Global Equity               7/15/92   1/02/96     228,748  13,123    20.74    20.63
  International Equity        8/04/89   1/02/96   3,400,498  17,076    18.25    18.22
  International Magnum        3/15/96   3/15/96     269,814  26,151    11.57    11.54
  International Small Cap    12/15/92        --     252,642      --    15.25       --
  Japanese Equity             4/25/94   1/02/96      57,755   1,083     6.18     6.13
  Latin American              1/18/95   1/02/96      15,012   1,148     6.74     6.78
U.S. EQUITY PORTFOLIOS:
  Aggressive Equity           3/08/95   1/02/96     130,734  16,682    17.50    17.40
  Emerging Growth            11/01/89   1/02/96      73,276   1,282     8.07     7.93

  Equity Growth               4/02/91   1/02/96     784,565  83,330    19.04    18.97
  Technology                  9/16/96   9/16/96      27,506     850    17.98    17.92
  U.S. Equity Plus            7/31/97   7/31/97      66,640   1,431    12.43    12.42
  U.S. Real Estate            2/24/95   1/02/96     259,589  13,523    12.71    12.67
  Value Equity                1/31/90   1/02/96      57,543   1,045    10.78    10.76
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt       2/01/94   1/02/96      46,234   1,187     2.61     2.66
  Fixed Income                5/15/91   1/02/96     212,718   3,649    11.08    11.10
  Global Fixed Income         5/01/91   1/02/96      45,884     362    12.51    12.48
  High Yield                  9/28/92   1/02/96     128,237  56,804    10.75    10.73
  Municipal Bond              1/18/95        --      34,807      --    10.40       --
MONEY MARKET PORTFOLIOS:
  Money Market               11/15/88        --   1,958,177      --     1.00       --
  Municipal Money Market      2/10/89        --     990,579      --     1.00       --

--------------------------------------------------------------------------------

                                      YIELD INFORMATION AS OF DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------
                                30 DAY
                            CURRENT YIELD++                                7 DAY       7 DAY      30 DAY      30 DAY
                           -----------------                              CURRENT    EFFECTIVE    CURRENT   COMPARABLE
                           CLASS A   CLASS B                               YIELD+      YIELD+     YIELD++     YIELD
                           -------   -------                              --------   ----------   -------   ----------
FIXED INCOME PORTFOLIOS:                       MONEY MARKET PORTFOLIOS:
  Emerging Markets Debt     18.70%    18.10%     Money Market              4.74%       4.85%      4.74%      4.64%(16)
  Fixed Income               5.32      5.17      Municipal Money Market    3.10        3.15       2.78       2.73(17)
  Global Fixed Income        3.82      3.67
  High Yield                 9.76      9.49
  Municipal Bond             4.10        --

--------------------------------------------------------------------------------
 +The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL FIVE YEAR
                                                                                        AVERAGE ANNUAL TOTAL
        ONE YEAR TOTAL RETURN                 TOTAL RETURN                             RETURN SINCE INCEPTION
-------------------------------------   -------------------------   ------------------------------------------------------------
                         COMPARABLE                   COMPARABLE                    COMPARABLE                     COMPARABLE
 CLASS A     CLASS B       INDICES       CLASS A       INDICES       CLASS A     INDICES--CLASS A    CLASS B    INDICES--CLASS B
---------   ---------   -------------   ----------   ------------   ----------   ----------------   ---------   ----------------
   20.12%      20.71%      20.00%(1)       9.50%        9.19%(1)      10.26%            9.62%(1)       12.63%          9.00%(1)
 - 11.38     - 11.53      - 7.39(2)     - 15.66      - 13.77(2)        1.94             2.32(2)      - 22.32        - 18.11(2)
 - 11.82     - 12.53     - 10.21(18)         --           --        - 24.30          - 34.15(18)     - 24.63        - 34.15(18)
 - 25.42     - 25.65     - 21.08(3)      - 8.17       - 8.69(3)        3.49             1.93(3)       - 6.61        - 10.88(3)
                         - 25.34(22)                  - 9.27(22)                        2.41(22)                    - 11.44(22)
    8.09        7.80       28.53(4)       14.09        19.10(4)       17.24            20.23(4)        15.31          24.22(4)
    4.75        4.60      - 0.40(19)         --           --         - 0.16           - 0.30(19)      - 0.30         - 0.30(19)
   14.60       14.15       24.34(5)       17.20        15.68(5)       19.18            15.27(5)        19.80          17.63(5)
   18.30       18.13       20.00(1)       15.14         9.19(1)       12.83             5.45(1)        16.76           9.00(1)
    7.33        7.13       20.00(1)          --           --           7.94             9.81(1)         7.65           9.81(1)
    4.25          --        5.44(20)       5.51       - 3.38(20)      11.37             2.42(20)          --             --
    8.82        8.33        5.05(6)          --           --         - 1.71           - 7.46(6)       - 1.26        - 11.96(6)
 - 37.10     - 36.86     - 35.29(7)          --           --           4.88           - 1.15(7)         8.09           0.49(7)
   15.35       15.15       28.57(9)          --           --          34.03            30.29(9)        28.86          27.95(9)
   27.54       26.86      - 2.55(8)       14.31        11.87(8)       13.49            12.42(8)        13.46          11.51(8)
                           39.63(21)                   23.06(21)                       18.70(21)                      27.53(21)
   19.04       18.71       28.57(9)       25.12        24.06(9)       19.09            19.13(9)        26.47          27.95(9)
   53.90       53.52       28.57(9)          --           --          42.83            31.38(9)        42.51          31.38(9)
   21.26       20.95       28.57(9)          --           --          17.71            21.41(9)        17.49          21.41(9)
 - 12.29     - 12.52     - 17.50(10)         --           --          17.99            11.93(10)       15.45          10.33(10)
    8.79        8.59       28.57(9)       17.30        24.06(9)       14.19            19.01(9)        18.35          27.95(9)
 - 35.95     - 35.37     - 14.35(11)         --           --           4.75             6.94(11)        4.26          10.07(11)
    7.93        7.85        8.69(12)       7.31         7.27(12)       8.45             8.54(12)        7.21           7.31(12)
   13.84       13.68       15.31(13)       6.63         8.08(13)       8.24             9.40(13)        6.91           6.89(13)
    3.03        2.79        0.58(14)      10.17         8.16(14)      11.73             9.73(14)       10.74           8.37(14)
    5.52          --        6.22(15)         --           --           6.37             7.64(15)          --             --
    5.20          --          --             --           --             --               --              --             --
    3.00          --          --             --           --             --               --              --             --

--------------------------------------------------------------------------------

     INDICES:

 (1)  MSCI EAFE (Europe, Australasia, and Far East)
 (2)  MSCI All-Country Far East Free ex-Japan
 (3)  IFC Global Total Return Composite
 (4)  MSCI Europe
 (5)  MSCI World
 (6)  MSCI Japan
 (7)  MSCI Emerging Markets Global Latin America
 (8)  Russell 2000
 (9)  S&P 500
(10)  NAREIT Equity
(11)  J.P. Morgan Emerging Markets Bond Plus
(12)  Lehman Aggregate Bond
(13)  J.P. Morgan Traded Global Bond
(14)  CS First Boston High Yield
(15)  Lehman 7-Year Municipal Bond
(16)  IBC Money Fund Comparable Yield
(17)  IBC Municipal Money Fund Comparable Yield
(18)  GPR Life Far East Asia Real Estate T.R.
(19)  GPR Life European Real Estate T.R.
(20)  MSCI EAFE Small Cap
(21)  NASDAQ Composite
(22)  MSCI Emerging Markets Free

Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market and Municipal Money Market Portfolios are neither insured nor guaranteed by the U.S. Government. There is no assurance that the Money Market and Municipal Money Market Portfolios will be able to maintain a stable net asset value of $1.00 per share. Please read the Portfolios' prospectuses carefully before you invest or send money.

--------------------------------------------------------------------------------

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
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OVERVIEW
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.5%
Austria                0.3%
France                 8.9%
Germany                9.0%
Hong Kong              3.6%
Italy                  5.4%
Japan                 16.8%
Netherlands            4.3%
Norway                 0.1%
Portugal               1.1%
Singapore              2.2%
Spain                  4.7%
Sweden                 2.3%
Switzerland            6.4%
United Kingdom        15.1%
Other                 17.3%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  MSCI EAFE Index(1)        Active International
                                                      Allocation Portfolio-Class
                                                                               A
1/17/92*                                   $ 500,000                   $ 500,000
10/31/92                                   $ 468,500                   $ 452,945
12/31/92                                   $ 479,500                   $ 459,595
12/31/93                                   $ 626,820                   $ 609,250
12/31/94                                   $ 623,550                   $ 656,200
12/31/95                                   $ 689,459                   $ 730,205
12/31/96                                   $ 756,405                   $ 774,382
12/31/97                                   $ 821,531                   $ 788,166
12/31/98                                   $ 945,799                   $ 986,823
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                           ONE YEAR      FIVE YEARS       SINCE INCEPTION
                          ----------  -----------------  -----------------
PORTFOLIO -- CLASS A....      20.12%          9.50%             10.26%
PORTFOLIO -- CLASS B....      20.71            N/A              12.63
INDEX -- CLASS A........      20.00           9.19               9.62
INDEX -- CLASS B........      20.00            N/A               9.00

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries, rather that stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries that we find attractive provides an effective way to maximize the return potential and minimize the risk associated with global investing.

For the year ended December 31, 1998, the Portfolio had a total return of 20.12% for the Class A shares and 20.71% for the Class B shares compared to 20.00% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return for Class A shares was 9.50% compared to 9.19% for the Index. From inception on January 17, 1992 through December 31, 1998, the average annual total return for Class A shares was 10.26% compared to 9.62% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return for Class B shares was 12.63% compared to 9.00% for the Index.

In the first week of October, a powerful rally began in the beleaguered, global equity markets that lasted into mid November. The result was recoveries of roughly half of the losses of August and September, with the exception of the U.S. of course, with the S&P 500 Index bouncing back to a new high. In addition to high equity market volatility, the fourth quarter was plagued by vicious cross-currents in the fixed income and currency markets.

We reduced our large cash position in a timely manner and participated reasonably well in the equity markets, but our underweight and hedged position in the yen hurt us, particularly versus the Index. We characterize our current stance as still invested but defensive; tilting towards Asia, away from Europe, with a moderate cash position.

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)

In retrospect, last fall we were too focussed on the negative fundamentals of the yen that logically called for its further depreciation. We failed to fully appreciate that we were in company with excessive and highly leveraged investors, who changed the yen's momentum, when forced into liquidation of staggering proportions in early October. The result was one of the most violent moves in a major currency that has ever occurred; with the yen strengthening 20% in one week. Since October, the yen temporarily weakened, only to rise again. We removed our hedge at the level of 116.5, and no longer have a hedge against our Japanese equity holdings.

During the fourth quarter we gradually reduced our commitment to European equities and increased our positions in Japan, Hong Kong, and Singapore. We are now slightly underweight Europe. Our rationale is relatively straightforward. Asia has already experienced a severe recession, deflation, and a secular bear market. Although we cannot identify the beginnings of an economic recovery, currencies have strengthened, interest rates have fallen and corporate cost cutting is accelerating. Asian equities are still cheap both absolutely and relative to the rest of the world.

By contrast, Europe is just beginning to be affected by the deflationary malaise. European economies are showing signs of slowing: 1999 gross domestic product growth estimates have fallen from over 3% to 1.5%, export growth is collapsing, and price indexes are falling. In the third quarter of 1998 many European companies reported serious earnings shortfalls, but analysts expectations of 1999 earnings are still +15%. We believe there is a good chance corporate earnings in Europe could be flat to down next year.

We discussed our reasoning on Japan in last quarter's letter, and are now roughly 75% of the Index weight. Japan is depressed and cheap, but unfortunately there are still no real signs of positive marginal change which is what our process requires to bring us to a market-weight or over-weight position. The analysis of Japan's economy, politics, and banking system are very complex and abstruse. The bottom line is that downside risks include policy failure and slowing external demand. Upside risks involve unexpectedly aggressive financial sector restructuring and reformist political change. We plan to visit Japan in the next several weeks to try to determine first hand what is going on. We will update you on our findings.

We are apprehensive about 1999. The immense flood of liquidity unleashed by the central banks of the world is driving markets higher as we write. However, the fundamentals everywhere, with the possible exception of the U.S., continue to deteriorate. We are not sure whether the central banks have succeeded in saving the world's economy and stock markets or merely postponed the final reckoning. We will move aggressively when we know the answer.

Ann D. Thivierge
PORTFOLIO MANAGER

Barton M. Biggs
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

COMMON STOCKS (82.1%)
  AUSTRALIA (2.2%)
   (a)31,391  AMP Ltd...........................................  $      398
      23,986  Amcor Ltd.........................................         102
      12,301  Australian Gas Light Co., Ltd.....................          89
      40,186  Boral Ltd.........................................          57
       7,670  Brambles Industries Ltd...........................         187
      73,371  Broken Hill Proprietary Co., Ltd..................         540
      38,675  CSR Ltd...........................................          95
      27,496  Coca Cola Amatil Ltd..............................         102
      39,038  Coles Myer Ltd....................................         204
      52,886  Crown Ltd.........................................          20
      12,504  Email Ltd.........................................          18
       4,633  F.H. Faulding & Co., Ltd..........................          22
      62,179  Fosters Brewing Group Ltd.........................         168
   (c)22,505  Gio Australia Holdings Ltd........................          74
      45,587  Goodman Fielder Ltd...............................          46
      11,082  Leighton Holdings Ltd.............................          48
      19,602  Lend Lease Corp., Ltd.............................         264
      77,233  MIM Holdings Ltd..................................          34
      49,402  National Australia Bank Ltd.......................         745
      66,082  News Corp., Ltd...................................         437
      84,598  Normandy Mining Ltd...............................          78
   (c)36,435  North Ltd.........................................          59
      10,255  Orica Ltd.........................................          53
      37,341  Pacific Dunlop Ltd................................          60
      31,545  Pioneer International Ltd.........................          67
      14,358  QBE Insurance Group Ltd...........................          59
       9,582  Rio Tinto Ltd.....................................         114
   (c)21,310  Santos Ltd........................................          57
      19,751  Schroders Property Fund...........................          32
       6,634  Smith (Howard) Ltd................................          44
      21,983  Southcorp Holdings Ltd............................          70
      10,721  Stockland Trust Group.............................          27
      12,018  TABCORP Holdings Ltd..............................          74
     180,725  Telstra Corp., Ltd................................         845
      48,500  WMC Ltd...........................................         146
      67,368  Westpac Banking Corp..............................         451
                                                                  ----------
                                                                       5,886
                                                                  ----------
  AUSTRIA (0.3%)
         664  Austria Tabakwerke AG.............................          51
         676  Austian Airlines/Oest Luftv AG....................          24
          90  Austria Mikro Systeme International AG............           3
         276  BBag Oest Brau Beteiligungs AG....................          16
          51  BWT AG............................................          11
       3,400  Bank Austria AG...................................         173
         142  Bau Holding AG....................................           7
         333  Boehler-Uddeholm AG...............................          16
         213  EA-Generali AG....................................          52
         640  Flughafen Wein AG.................................          31
      (a)112  Lenzing AG........................................           7
         362  Mayr-Melnhof Karton AG............................          17
         806  OMV AG............................................          76
         920  Oest Elektrizatswirts AG, Class A.................         141
         422  Radex-Heraklith Industriebet AG...................          11
         452  VA Technologie AG.................................          39
         260  Wienerberger Baustoffindustrie AG.................          52
                                                                  ----------
                                                                         727
                                                                  ----------


                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  FRANCE (8.9%)
       2,510  Accor.............................................  $      543
       5,276  Alcatel Alsthom...................................         646
       9,464  Axa...............................................       1,372
       6,637  Banque Nationale de Paris.........................         547
         754  Bouygues..........................................         155
       1,200  Canal Plus........................................         327
       2,379  Cap Gemini Sogeti.................................         382
       1,278  Carrefour.........................................         965
       3,072  Casino Guichard-Perrachon.........................         320
       2,816  Cie de Saint Gobain...............................         398
       4,745  Compangnie Financiere de Paribas..................         412
       9,170  Elf Aquitaine.....................................       1,060
       1,081  Eridania Beghin-Say...............................         187
         242  Essilor International.............................          95
      24,446  France Telecom....................................       1,942
       2,460  Groupe Danone.....................................         704
         634  Imetal............................................          64
       4,858  Klepierre.........................................         496
       2,231  L'OREAL...........................................       1,613
       2,679  L'Air Liquide.....................................         491
       3,081  LVMH Moet Hennessy Louis Vuitton..................         610
       3,054  Lafarge...........................................         290
       4,289  Lagardere S.C.A...................................         182
         897  Legrand...........................................         238
       4,715  Michelin Compagnie Generale des Establissements,
                Class B.........................................         189
       1,678  PSA Peugeot Citroen...............................         260
         378  Pathe.............................................         105
       2,382  Pernod Ricard.....................................         155
       3,044  Pinault-Printemps - Re doute......................         582
         630  Promodes..........................................         458
      12,501  Rhone-Poulenc, Class A............................         643
         220  Sagem.............................................         146
    (c)3,830  Sanofi............................................         631
       4,760  Schneider.........................................         289
       1,448  Silic.............................................         269
       4,782  Simco (RFD).......................................         434
       2,158  Soceite BIC.......................................         120
         178  Societe Eurafrance................................         118
       3,221  Societe Generale, Class A.........................         522
       1,005  Sodexho Alliance..................................         225
       5,960  Sophia............................................         253
       4,466  Suez Lyonnaise des Eaux...........................         917
       4,142  Thomson CSF.......................................         178
       8,182  Total, Class B....................................         829
       3,417  Unibail...........................................         498
       7,724  Usinor Sacilor....................................          86
       3,008  Valeo.............................................         237
       5,705  Vivendi...........................................       1,480
                                                                  ----------
                                                                      23,663
                                                                  ----------
  GERMANY (8.7%)
       1,533  AGIV AG...........................................          40
       1,533  Adidas AG.........................................         169
       7,708  Allianz AG........................................       2,868
         650  AMB AG............................................          94
      19,500  BASF AG...........................................         744
      22,450  Bayer AG..........................................         943
      12,720  Bayerische Vereinsbank AG.........................       1,006

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  GERMANY (CONT.)

       2,067  Bilfinger & Berger Bau AG.........................  $       46
          17  Brau Und Brunnen AG...............................           2
         767  CKAG AG...........................................          87
       3,717  Continential AG...................................         103
 (a,c)31,150  DaimlerChrysler AG................................       3,094
       2,317  Degussa AG........................................         128
      15,900  Deutsche Bank AG..................................         938
      67,489  Deutsche Telekom AG...............................       2,218
   (c)15,417  Dresdner Bank AG..................................         646
       4,767  FAG Kugelfischer Georg Schaefer AG................          40
         635  Heidelberger Zement AG............................          50
       3,333  Hochtief AG.......................................         131
         383  Karstadt AG.......................................         200
       2,183  Kloeckner-Humboldt-Deutz AG.......................          20
         233  Linde AG..........................................         141
      11,283  Lufthansa AG......................................         250
         383  MAN AG............................................         114
      11,300  Mannesmann AG.....................................       1,307
       6,817  Merck KGaA........................................         307
    (c)7,443  Metro AG..........................................         585
       2,557  Muechener Rueck AG (Registered)...................       1,251
      (c)500  Preussag AG.......................................         227
      13,423  RWE AG............................................         741
       1,917  SAP AG............................................         828
       2,417  Schering AG.......................................         304
      17,683  Siemens AG........................................       1,162
    (c)1,300  Thyssen AG........................................         246
      15,500  VEBA AG...........................................         918
         923  Viag AG...........................................         546
       9,230  Volkswagen AG.....................................         747
                                                                  ----------
                                                                      23,241
                                                                  ----------
  HONG KONG (3.6%)
      95,600  Bank of East Asia Ltd.............................         166
     197,000  Cathay Pacific Airways Ltd........................         196
     141,000  Cheung Kong Holdings Ltd..........................       1,014
     158,500  CLP Holdings Ltd..................................         790
     192,000  Chinese Estates Holdings..........................          28
   (a)83,200  Hopewell Holdings (New)...........................          45
      96,000  Hang Lung Development Co..........................         103
     116,200  Hang Seng Bank Ltd................................       1,039
  (c)298,000  Hong Kong & China Gas Co., Ltd....................         379
      61,500  Hong Kong & Shanghai Hotel Ltd....................          44
     775,200  Hong Kong Telecommunications Ltd..................       1,356
     248,000  Hutchison Whampoa Ltd.............................       1,753
      71,000  Hysan Development Co., Ltd........................         106
      41,000  Johnson Electric Holdings.........................         105
     137,000  New World Development Co., Ltd....................         345
     392,000  Regal Hotel International Ltd.....................          42
       1,000  Shangri-La Asia Ltd...............................           1
     247,000  Sino Land Co......................................         132
     152,000  South China Morning Post Holdings Ltd.............          78
     151,000  Sun Hung Kai Properties Ltd.......................       1,101
     101,500  Swire Pacific Ltd., Class A.......................         455
      29,000  Television Broadcasts Ltd.........................          75
     159,000  Wharf Holdings Ltd................................         232
                                                                  ----------
                                                                       9,585
                                                                  ----------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  ITALY (5.4%)
   (a)46,127  ALITALIA..........................................  $      171
      37,122  Assicurazioni Generali S.p.A......................       1,553
      66,700  Banca Commerciale Italiana........................         461
   (c)71,300  Banco Ambrosiano Veneto S.p.A.....................         429
       9,000  Banco Popolare di Milano..........................          82
   (a)65,940  Benetton Group S.p.A..............................         133
       3,500  Cartiere Burgo....................................          23
  (a)272,220  Ciga S.p.A........................................         223
     152,512  Credito Italiano S.p.A............................         906
     297,000  ENI S.p.A.........................................       1,945
      26,000  Edison S.p.A......................................         307
       2,300  Falck Acciaierie & Ferriere Lombarde..............          19
  (c)152,950  Fiat S.p.A........................................         532
      35,980  Fiat S.p.A. Di Risp (NCS).........................          72
      41,500  Immobiliaria Urbis................................          51
   (a)16,500  Impregilo S.p.A...................................          15
     147,280  Istituto Nazionale delle Assicurazioni............         390
       5,850  Italcementi S.p.A.................................          65
       8,300  Italcementi S.p.A. (RNC)..........................          42
      17,800  Italgas...........................................          96
      13,900  Magneti Marelli S.p.A.............................          24
   (c)41,000  Mediaset S.p.A....................................         333
      23,800  Mediobanca S.p.A..................................         331
     145,574  Montedison S.p.A..................................         194
      46,900  Montedison S.p.A. Di Risp (NCS)...................          47
  (a)109,680  Olivetti S.p.A....................................         382
      61,920  Parmalat Finanziaria S.p.A........................         119
      78,000  Pirelli S.p.A.....................................         250
   (c)17,760  R.A.S. S.p.A......................................         258
         705  R.A.S. S.p.A. (RNC)...............................           6
    (c)8,400  Rinascente S.p.A..................................          87
       4,900  SAI...............................................          59
 (a,c)55,721  San Paolo S.p.A...................................         986
       7,000  Sirti S.p.A.......................................          42
      33,000  Snia BPD S.p.A....................................          52
  (c)134,444  Telecom Italia S.p.A..............................       1,149
      39,534  Telecom Italia S.p.A. (RNC).......................         249
     238,900  Telecom Italia Mobile S.p.A.......................       1,767
   (c)57,500  Telecom Italia Mobile S.p.A. (RNC)................         271
(a,c)419,527  Unione Immobiliare S.p.A..........................         219
                                                                  ----------
                                                                      14,340
                                                                  ----------
  JAPAN (16.8%)
       8,000  77 BANK...........................................          80
       3,200  Acom Co., Ltd.....................................         206
         100  Advantest Corp....................................           6
      39,400  Ajinomoto Co., Inc................................         419
 (a,c)41,600  Aoki Corp.........................................          20
      46,900  Asahi Bank Ltd....................................         172
      25,000  Asahi Breweries Ltd...............................         369
      75,000  Asahi Chemical Industry Co., Ltd..................         358
      69,800  Asahi Glass Co., Ltd..............................         434
     150,000  Bank of Tokyo-Mitsubushi Ltd......................       1,555
      16,800  Bank of Yokohama Ltd..............................          40
      27,000  Bridgestone Corp..................................         614
       3,700  Credit Saison.....................................          91
      32,600  Canon, Inc........................................         698
   (c)17,800  Casio Computer Co., Ltd...........................         132

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  JAPAN (CONT.)

      16,400  Chiba Bank Ltd....................................  $       65
      25,600  Chugai Pharmaceuticals Co., Ltd...................         256
      30,600  Dai Nippon Printing Co., Ltd......................         489
   (c)26,600  Daiei, Inc........................................          72
      25,600  Daikin Industries Ltd.............................         254
      26,600  Daiwa House Industry Co., Ltd.....................         284
      78,000  Daiwa Securities Co., Ltd.........................         267
       9,600  Denso Corp........................................         178
         148  East Japan Railway Co.............................         828
      17,800  Ebara Corp........................................         154
      10,500  Fanuc Ltd.........................................         360
  (c)123,000  Fuji Bank.........................................         453
      15,000  Fuji Photo Film Ltd...............................         558
      60,200  Fujitsu Ltd.......................................         803
      17,800  Furukawa Electric Co., Ltd........................          61
       8,000  Gunma Bank Ltd....................................          64
      32,000  Hankyu Corp.......................................         141
   (a)24,000  Hazama Corp.......................................          16
     125,000  Hitachi Ltd.......................................         775
      30,000  Honda Motor Co., Ltd..............................         986
      57,000  Industrial Bank of Japan..........................         263
      12,000  Ito-Yokado Co., Ltd...............................         840
 (a,c)78,000  Japan Airlines Co., Ltd...........................         206
      59,000  Japan Energy Corp.................................          56
       8,600  Joyo Bank Ltd.....................................          34
      16,800  Jusco Co., Ltd....................................         340
   (c)48,400  Kajima Corp.......................................         127
      31,800  Kansai Electric Power Co., Ltd....................         697
      32,000  Kao Corp..........................................         723
      39,400  Kawasaki Steel Corp...............................          59
      56,200  Kinki Nippon Railway Co., Ltd.....................         301
      50,400  Kirin Brewery Co., Ltd............................         643
      45,400  Komatsu Ltd.......................................         239
      70,000  Kubota Corp.......................................         209
 (a,c)77,400  Kumagai Gumi Co., Ltd.............................          60
       7,400  Kyocera Corp......................................         392
      22,600  Kyowa Hakko Kogyo Co., Ltd........................         112
      67,000  Marubeni Corp.....................................         115
       7,800  Marui Co., Ltd....................................         150
      66,000  Matsushita Electric Industrial Co., Ltd...........       1,169
   (c)75,000  Mitsubishi Chemical Corp..........................         158
      66,000  Mitsubishi Corp...................................         380
      87,800  Mitsubishi Electric Corp..........................         276
      17,000  Mitsubishi Estate Co., Ltd........................         153
     135,000  Mitsubishi Heavy Industries Ltd...................         526
      46,400  Mitsubishi Materials Corp.........................          78
      36,000  Mitsubishi Trust & Banking Co.....................         232
      67,800  Mitsui & Co., Ltd.................................         379
      48,400  Mitsui Engineering & Shipbuilding Co., Ltd........          48
      13,400  Mitsui Fudosan Co., Ltd...........................         102
       1,200  Mitsui Trust & Banking Co., Ltd...................           1
   (c)24,800  Mitsukoshi Ltd....................................          66
       9,000  Murata Manufacturing Co., Ltd.....................         374
      17,800  Mycal Corp........................................         106
   (c)44,400  NEC Corp..........................................         409
      26,600  NGK Insulators Ltd................................         343
     145,800  NKK Corp..........................................          99
      18,800  Nippon Express Co., Ltd...........................         106

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

      22,600  Nippon Fire & Marine Insurance Co., Ltd...........  $       83
      22,800  Nippon Light Metal Co., Ltd.......................          24
      23,600  Nippon Meat Packers, Inc..........................         381
      71,800  Nippon Oil Co., Ltd...............................         251
     277,000  Nippon Steel Co...................................         503
         376  Nippon Telegraph & Telephone Corp.................       2,905
      70,000  Nippon Yusen Kabushiki Kaisha.....................         221
   (c)88,600  Nissan Motor Co., Ltd.............................         272
      40,000  Nomura Securities Co., Ltd........................         349
         900  Orix Corp.........................................          67
      28,600  Odakyu Electric Railway Corp......................         100
      50,400  Oji Paper Co., Ltd. (New).........................         262
     102,600  Osaka Gas Co., Ltd................................         354
      22,600  Penta-Ocean Construction Co., Ltd.................          45
       8,000  Pioneer Electric Corp.............................         134
       2,000  Rohm Co., Ltd.....................................         182
       1,500  SMC...............................................         120
   (c)93,000  Sakura Bank Ltd...................................         213
      18,800  Sankyo Co., Ltd...................................         411
   (c)80,000  Sanwa Bank Ltd....................................         617
      66,000  Sanyo Electric Co., Ltd...........................         205
       7,800  Secom Co., Ltd....................................         647
    (c)5,000  Sega Enterprises Ltd..............................         111
      26,600  Sekisui House Co.,Ltd.............................         282
      45,200  Sharp Corp........................................         408
       8,800  Shimano, Inc......................................         227
   (c)36,600  Shimizu Corp......................................         123
      13,000  Shin-Etsu Chemical Co., Ltd.......................         313
      14,000  Shiseido Co., Ltd.................................         180
      11,600  Shizuoka Bank Ltd.................................         143
      47,400  Showa Denko.......................................          42
      11,600  Sony Corp.........................................         846
      49,000  Sumitomo Bank.....................................         504
   (c)92,600  Sumitomo Chemical Co., Ltd........................         361
      47,400  Sumitomo Corp.....................................         231
      33,400  Sumitomo Electric Industries......................         376
      12,800  Sumitomo Forestry Co., Ltd........................          92
      23,800  Sumitomo Metal & Mining Co........................          77
      89,800  Sumitomo Metal Industries.........................         103
      23,600  Sumitomo Osaka Cement Co., Ltd....................          44
   (c)50,400  Taisei Corp., Ltd.................................          97
      15,800  Taisho Pharmaceutical Co., Ltd....................         435
      30,000  Taiyo Yuden Co., Ltd..............................         356
      30,600  Takeda Chemical Industries........................       1,180
      50,400  Teijin Ltd........................................         186
      32,400  Tobu Railway Co., Ltd.............................          95
      17,000  Tohoku Electric Power Co., Ltd....................         301
      38,800  Tokai Bank Ltd....................................         184
      75,000  Tokio Marine & Fire Insurance Co., Ltd............         897
      41,100  Tokyo Electric Power Co...........................       1,016
       5,000  Tokyo Electron Ltd................................         190
     100,600  Tokyo Gas Co......................................         265
      39,400  Tokyu Corp........................................         104
      32,600  Toppan Printing Co., Ltd..........................         399
      75,100  Toray Industries, Inc.............................         393
      27,600  Toto Ltd..........................................         222
      50,400  Toyoba Co.........................................          65
     101,000  Toyota Motor Corp.................................       2,748
   (c)47,400  Ube Industries Ltd................................          72

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  JAPAN (CONT.)

      (d)600  Yamaichi Securities Co., Ltd......................  $       --
      25,000  Yokogawa Electric Corp............................         124
                                                                  ----------
                                                                      44,967
                                                                  ----------
  NETHERLANDS (4.3%)
      32,693  ABN Amro Holding N.V..............................         688
      13,000  Aegon N.V.........................................       1,597
       7,800  Akzo Nobel N.V....................................         355
       2,180  Buhrmann N.V......................................          39
      14,000  Elsevier N.V......................................         196
       2,008  Getronics N.V.....................................          99
       1,900  Hagemeyer N.V.....................................          69
       7,237  Heineken N.V......................................         436
      21,511  ING Groep N.V.....................................       1,312
       1,970  KLM Royal Dutch Airlines N.V......................          60
      11,733  Koninklijke Ahold N.V.............................         434
         650  Nedlloyd Groep N.V................................           9
       2,127  Oce N.V...........................................          76
       8,300  Philips Electronics N.V...........................         557
      10,184  Rodamco N.V.......................................         259
      50,100  Royal Dutch Petroleum Co..........................       2,495
      10,424  Royal KPN N.V.....................................         522
       1,168  Stork N.V.........................................          27
      11,327  TNT Post Group N.V................................         365
      14,260  UNI-INVEST N.V....................................         224
      15,200  Unilever N.V......................................       1,299
       1,700  Vedior N.V........................................          34
       1,709  Wolters Kluwer N.V................................         366
                                                                  ----------
                                                                      11,518
                                                                  ----------
  NORWAY (0.1%)
   (a)69,700  Choice Hotels Scandinavia ASA.....................          98
   (a)33,930  Linstow ASA.......................................         161
                                                                  ----------
                                                                         259
                                                                  ----------
  PORTUGAL (1.1%)
      11,576  Banco Commercial Portugues (Registered)...........         356
       7,100  Banco Espirito Santo e Comercial de Lisboa
                (Registered)....................................         220
       4,700  Banco Portugues de Investimento (New).............         159
       3,500  Brisa Auto-Estradas...............................         206
       1,300  Cia de Seguros Tranquilidade, (Registered)........          42
       5,300  Cimpor SGPS.......................................         169
         200  Cin-Corparacao Industial do Norte.................           8
      35,300  EDP-Electricidade de Portugal.....................         777
         300  INAPA-Investimentos Participacoes e Gestao........           3
       4,050  Jeronimo Martins SGPS.............................         222
      11,700  Portugal Telecom (Registered).....................         536
       6,300  Portucel Industrial-Empressa......................          41
         360  Sociedade de Construcoes Soares da Costa..........           1
       1,695  Somague-Sociedade Gestora de Participacoes........          10
       2,700  Sonae Investmentos................................         131
       1,000  UNICER-Uniao Cervejeira...........................          24
                                                                  ----------
                                                                       2,905
                                                                  ----------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  SINGAPORE (2.2%)
   (a)32,000  Asia Food & Properties Ltd........................  $        5
      77,000  City Developments Ltd.............................         334
  (a,c)8,700  Creative Technology Ltd...........................         123
      36,000  Cycle & Carriage Ltd..............................         123
     115,000  DBS Land Ltd......................................         169
      62,000  Development Bank of Singapore Ltd. (Foreign)......         560
      28,800  Fraser & Neave Ltd................................          84
      48,000  Hotel Properties Ltd..............................          20
       2,000  Inchcape Bhd......................................           2
    (a)5,000  Inchcape Marketing Services Ltd...................           3
     106,750  Keppel Corp., Ltd.................................         286
      37,000  NatSteel Ltd......................................          41
  (a)111,000  Neptune Orient Lines Ltd. (Foreign)...............          36
      99,560  Oversea-Chinese Banking Corp. (Foreign)...........         676
   (a)18,226  Overseas Union Enterprise Ltd.....................          36
      32,000  Parkway Holdings Ltd..............................          57
       4,200  Robinson & Co., Ltd...............................           9
  (a)149,644  Sembcorp Industries Ltd...........................         171
      10,600  Shangri-La Hotel Ltd..............................          17
     105,000  Singapore Airlines Ltd. (Foreign).................         770
      36,018  Singapore Ltd. (Foreign)..........................         391
     275,000  Singapore Technologies Engineering Ltd............         257
  (c)587,000  Singapore Telecommunications Ltd..................         896
       4,000  Straits Trading Co., Ltd..........................           3
  (c)135,000  United Industrial Corp., Ltd......................          54
      81,000  United Overseas Bank Ltd. (Foreign)...............         520
   (a)64,000  United Overseas Land Ltd..........................          43
      19,000  Venture Manufacturing (Singapore) Ltd.............          73
                                                                  ----------
                                                                       5,759
                                                                  ----------
  SPAIN (4.7%)
       3,000  ACS Actividades...................................         118
       3,675  Acerinox..........................................          86
       2,389  Aguas de Barcelona................................         161
      25,800  Argentaria........................................         669
      13,107  Autopistas Concesionaria Espanola.................         218
       1,150  Azucarera Ebro Agricolas..........................          25
     103,300  Banco Bilbao Vizcaya (Registered).................       1,622
   (c)48,035  Banco Central Hispano Americano...................         571
      59,800  Banco Santander ..................................       1,190
         700  Corporacion Financiera Alba.......................         117
       3,590  Corporacion Mapfre................................          97
       3,900  Dragados y Construccion...........................         144
          50  Empresa Nacional de Celulosas.....................           1
      48,800  Endesa............................................       1,294
      (a)100  Ercros............................................          --
       3,700  Fomento Construction y Cantractas.................         275
       7,400  Gas Natural SDG...................................         807
      44,500  Iberdrola.........................................         833
    (a)2,270  Immobiliaria Metropolitana Vasco Central..........          68
      16,100  Repsol............................................         860
       1,600  Sol Melia.........................................          56
   (a)11,300  Telepizza.........................................         108
       8,900  Tabacalera........................................         225
      51,572  Telefonica........................................       2,296
      14,700  Union Electrica Fenosa............................         255
          50  Uralita...........................................           1

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  SPAIN (CONT.)

   (a)41,361  Vallehermoso......................................  $      592
          50  Viscofan Envolturas Celulosicas...................           2
       1,220  Zardoya Otis......................................          38
                                                                  ----------
                                                                      12,729
                                                                  ----------
  SWEDEN (2.3%)
      16,500  ABB AB, Class A...................................         176
       6,900  ABB AB, Class B...................................          73
       3,900  AGA AB, Class B...................................          51
   (a)28,710  Asticus AB........................................         282
      32,633  Astra AB, Class A.................................         667
       7,900  Astra AB, Class B.................................         161
       3,150  Atlas Copco AB, Class A...........................          69
       1,700  Atlas Copco AB, Class B...........................          37
      47,060  Castellum AB......................................         512
   (a)34,680  Diligentia AB.....................................         244
       7,600  Electrolux AB, Series B...........................         131
      47,000  Ericsson LM, Class B..............................       1,121
      15,600  Fastighets AB Tornet..............................         228
       8,600  ForeningsSparbanken AB............................         223
       5,100  Hennes & Mauritz AB, Class B......................         417
    (a)2,600  Netcom Systems AB, Class B........................         106
       1,800  OM Gruppen AB.....................................          23
      11,000  Piren AB..........................................          70
       2,100  S.K.F. AB, Class B................................          25
       6,640  Securitas AB, Class B.............................         103
       4,900  Sandvik AB, Class A...............................          85
       2,000  Sandvik AB, Class B...............................          35
      12,700  Skandia Forsakrings AB............................         195
      14,800  Skandinaviska Enskilda Banken, Class A............         156
       3,100  Skanska AB, Class B...............................          86
       5,500  Svenska Cellulosa AB, Class B.....................         120
       5,300  Svenska Handelsbanken, Class A....................         224
       3,000  Svenskt Stal AB (SSAB), Series A..................          29
       3,600  Trelleborg AB, Class B............................          29
       3,600  Volvo AB, Class A.................................          81
       7,550  Volvo AB, Class B.................................         173
       1,800  WM-Data AB, Class B...............................          77
                                                                  ----------
                                                                       6,009
                                                                  ----------
  SWITZERLAND (6.4%)
         285  ABB AG............................................         334
         555  Adecco............................................         254
      (c)175  Alusuisse-Lonza Holdings Ltd. (Registered)........         204
       8,000  CS Holding AG (Registered)........................       1,254
         220  Holderbank Financiere Glarus AG, Class B
                (Bearer)........................................         261
       1,165  Nestle (Registered)...............................       2,540
       1,895  Novartis AG (Registered)..........................       3,731
          48  Roche Holding AG (Bearer).........................         871
         204  Roche Holding AG (Registered).....................       2,493
      (a)470  SAirGroup (Registered)............................         117
          60  SGS Surveillance..................................          59
         160  SMH AG (Bearer)...................................          99
         130  Sulzer AG (Registered)............................          79
         435  Swiss Reinsurance (Registered)....................       1,136
    (a)1,990  Swisscom AG (Registered)..........................         834

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

    (a)6,009  Union Bank of Switzerland AG (Registered).........  $    1,849
         185  Valora Holding AG.................................          50
       1,410  Zurich Allied AG..................................       1,045
                                                                  ----------
                                                                      17,210
                                                                  ----------
  THAILAND (0.0%)
  (a,d)8,000  CMIC Finance & Securities PCL (Foreign)...........          --
 (a,d)18,600  General Finance & Securities PCL (Foreign)........          --
   (d)34,700  Siam City Bank PCL (Foreign)......................          --
                                                                  ----------
                                                                          --
                                                                  ----------
  UNITED KINGDOM (15.1%)
      28,300  Abbey National plc................................         606
      34,817  Albert Fisher Group plc...........................           3
       1,851  Alldays plc.......................................           5
       2,415  Allders plc.......................................           5
   (a)35,717  Allied Zurich plc.................................         533
       7,063  AMEC plc..........................................          21
      20,898  Anglian Water plc.................................         289
      18,300  Arjo Wiggins Appleton plc.........................          34
      13,000  Associated British Foods plc......................         123
      21,152  Associated British Ports Hldgs plc................          98
      10,766  Astec plc.........................................          15
      16,674  Baird (William) plc...............................          28
      33,917  Barclays plc......................................         731
      10,099  Barratt Developments plc..........................          39
      20,467  Bass plc..........................................         298
       1,209  BBA Group plc.....................................           8
      25,448  Beazer Group plc..................................          65
      17,594  Berisford plc.....................................          53
      93,241  BG plc............................................         588
      25,425  BICC plc..........................................          30
      34,840  Blue Circle Industries plc........................         180
      16,670  BOC Group plc.....................................         238
      25,700  Boots Co. plc.....................................         438
      53,648  BPB Industries plc................................         203
      52,300  British Aerospace plc.............................         443
      28,525  British Airways plc...............................         192
      35,717  British American Tobacco plc......................         314
      45,890  British Land Co. plc..............................         341
     139,235  British Petroleum Co. plc.........................       2,079
      41,700  British Sky Broadcasting plc......................         317
      52,200  British Steel plc.................................          77
     142,500  British Telecommunications plc....................       2,147
     179,158  BTR plc...........................................         370
     119,040  Buford Holdings plc...............................         194
      29,791  Burmah Castrol plc................................         426
      54,672  Cable & Wireless plc..............................         672
      28,680  Cadbury Schweppes plc.............................         489
    (a)4,621  Capital Corp. plc.................................           5
      79,650  Capital Shopping Centers plc......................         447
      66,447  Caradon plc.......................................         114
      11,379  Carpetright plc...................................          43
      84,200  Centrica plc......................................         169
      23,543  Coats Viyella plc.................................          11
       4,309  Cobham plc........................................          50
      14,396  Commercial Union plc..............................         225

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

       2,616  De La Rue Co. plc.................................  $        9
       2,363  Delta plc.........................................           4
    (a)4,384  Dialog Corp. plc..................................           4
      80,181  Diageo plc........................................         912
       5,841  EMAP plc..........................................         112
      52,340  EMI Group plc.....................................         350
      26,630  Enterprise Oil plc................................         131
          80  Elementis plc.....................................          --
      25,800  Firstgroup plc....................................         171
      21,058  FKI plc...........................................          47
      62,600  General Electric plc..............................         565
      31,230  GKN plc...........................................         414
      77,100  Glaxo Wellcome plc................................       2,653
      18,272  Granada Group plc.................................         323
     171,120  Grantchester Holdings plc.........................         399
      28,100  Great Universal Stores plc........................         296
       5,362  Greycoat plc......................................          15
      19,869  Guardian Royal Exchange plc.......................         111
      33,290  Hammerson plc.....................................         191
      41,263  Hanson plc........................................         328
      13,575  House of Fraser...................................          12
      42,188  HSBC Holdings plc.................................       1,067
      12,400  HSBC Holdings plc (75p)...........................         336
       9,035  Hyder plc.........................................         113
      24,877  IMI plc...........................................          98
      20,900  Imperial Chemical Industries plc..................         181
      14,587  Jarvis plc........................................         162
       1,427  JBA Holdings plc..................................           4
      29,407  Johnson Matthey plc...............................         199
      27,800  Kingfisher plc....................................         301
       2,469  Kwik-Fit Holdings plc.............................          20
      31,641  Ladbroke Group plc................................         127
       6,302  Laird Group plc...................................          17
      20,900  Land Securities plc...............................         269
      91,246  Lasmo plc.........................................         152
      25,100  Legal & General Group plc.........................         326
      11,777  Lex Service plc...................................          75
      11,340  Limit plc.........................................          31
     130,200  Lloyds TSB Group plc..............................       1,852
      21,361  London Clubs Intlernational Plc...................          58
       7,019  London Forfaiting Co. plc.........................          13
       5,224  Lonrho Africa plc.................................           5
      23,828  Lonrho plc........................................         130
       1,872  Low & Bonar plc...................................           5
      76,702  Lucascarity plc...................................         256
       1,810  Manchester United plc.............................           7
      77,300  Marks and Spencer plc.............................         530
   (a)40,248  Marley plc........................................          82
         237  Mayflower Corp. plc...............................           1
       2,171  McKechnie plc.....................................          13
       5,553  Meggitt plc.......................................          12
      12,865  MEPC plc..........................................          86
      21,924  Mirror Group News plc.............................          55
   (a)37,168  MISYS plc.........................................         271
      32,066  National Power plc................................         276
      16,137  NEXT plc..........................................         133
      42,137  NFC plc...........................................          83
      (a)890  Ocean Group plc...................................          11

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

       9,481  Parity plc........................................  $       91
      17,071  Peninsular & Oriental Steam Navigation............         202
      11,317  Pennon Group plc..................................         219
     148,877  Pilkington plc....................................         149
       1,975  Powerscreen International plc.....................           4
      44,762  Prudential Corp. plc..............................         676
      10,414  Racal Electronic plc..............................          60
      10,300  Railtrack Group plc...............................         269
      52,362  Rank Group plc....................................         202
      29,000  Reed International plc............................         227
      42,533  Reuters Group plc.................................         447
   (a)14,439  Rexam plc.........................................          40
      31,348  Rio Tinto plc.....................................         365
       7,800  RMC Group plc.....................................         107
      37,611  Rolls-Royce plc...................................         156
      13,070  Royal Bank of Scotland Group plc..................         209
      34,528  Royal & Sun Alliance Insurance Group plc..........         282
      12,052  Rugby Group plc...................................          19
      21,127  Safeway plc.......................................         106
      37,523  Sainsbury (J) plc.................................         301
       7,800  Schroders plc.....................................         142
    (a)5,310  Scotia Holdings plc...............................           6
      26,130  Scottish Power plc................................         268
      37,456  Sears plc.........................................         161
       4,690  Selfridges plc....................................          17
       1,614  Skillsgroup plc...................................           5
      13,100  Slough Estates plc................................          59
     130,396  Smithkline Beecham plc............................       1,822
       5,564  Smiths Industries plc.............................          79
      35,618  Southern Electric plc.............................         403
      45,467  Stagecoach holdings plc...........................         181
      36,507  Tarmac plc........................................          68
      18,300  Tate & Lyle plc...................................         101
      20,916  Taylor Woodrow plc................................          52
     133,860  Tesco plc.........................................         381
      12,422  Thames Water plc..................................         238
       6,861  The Berkeley Group plc............................          50
      13,017  TI Group plc......................................          70
       1,574  Torotrac plc......................................           2
      76,000  Unilever plc......................................         852
      14,586  United Utilities plc..............................         202
       2,637  Vickers plc.......................................           8
      71,056  Vodafone Group plc................................       1,154
     235,070  Wates City of London Properties plc...............         278
       1,107  Wickes plc........................................           5
      30,156  WPP Group plc.....................................         184
      19,291  Yorkshire Water plc...............................         177
      22,600  Zeneca Group plc..................................         984
                                                                  ----------
                                                                      40,240
                                                                  ----------
TOTAL COMMON STOCKS (Cost $189,243).............................     219,038
                                                                  ----------
PREFERRED STOCKS (0.5%)
  AUSTRALIA (0.2%)
      59,760  News Corp., Ltd...................................         363
                                                                  ----------
  AUSTRIA (0.0%)
           2  Bau Holding AG....................................          --
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
  GERMANY (0.3%)
       1,317  SAP AG............................................  $      632
       2,980  Volkswagen AG.....................................         148
                                                                  ----------
                                                                         780
                                                                  ----------
  ITALY (0.0%)
   (c)47,900  Fiat S.p.A........................................          92
                                                                  ----------
TOTAL PREFERRED STOCKS (Cost $921)..............................       1,235
                                                                  ----------

   NO. OF
   RIGHTS
------------

RIGHTS (0.0%)
  SPAIN (0.0%)
   (a)51,572  Telefonica, expiring 1/30/99 (Cost $0)............          46
                                                                  ----------

   NO. OF
  WARRANTS
------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
    (a)7,850  Hong Kong & China Gas Co., Ltd., expiring
                9/30/99.........................................           1
    (a)4,300  Hysan Development Co., Ltd., expiring 4/30/99.....          --
                                                                  ----------
                                                                           1
                                                                  ----------
  SINGAPORE (0.0%)
    (a)2,400  Asia Food & Properties Ltd., expiring 7/12/02.....          --
   (a)11,750  Keppei Land Ltd., expiring 12/20/00...............           3
                                                                  ----------
                                                                           3
                                                                  ----------
  THAILAND (0.0%)
    (a)6,349  National Finance & Securities PCL, expiring
                11/15/99........................................          --
                                                                  ----------
TOTAL WARRANTS (Cost $7)........................................           4
                                                                  ----------

   NO. OF
   UNITS
------------

AUSTRALIA (0.1%)
      46,096  General Property Trust............................          86
      38,839  Westfield Trust...................................          86
                                                                  ----------
TOTAL UNITS (Cost $153).........................................         172
                                                                  ----------

    FACE
   AMOUNT
   (000)
------------

FIXED INCOME SECURITIES (0.0%)
  FRANCE (0.0%)
  FRF     62  Casino Guichard-Perrachon, Series XW, 4.50%,
                7/12/01.........................................          65
                                                                  ----------
  ITALY (0.0%)
 ITL  11,200  Mediobanca S.p.A., Series XW 4.50%, 1/01/00.......           7
                                                                  ----------
  PORTUGAL (0.0%)
  PTE     10  Jeronimo Martins SGPS, Zero coupon, 12/30/04......           7
                                                                  ----------
TOTAL FIXED INCOME SECURITIES (Cost $39)........................          79
                                                                  ----------
TOTAL FOREIGN SECURITIES (82.7%) (Cost $190,363)................     220,574
                                                                  ----------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)

----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (19.8%)
  REPURCHASE AGREEMENTS (19.8%)
$     43,882  Chase Securities, Inc. 4.45%, dated 12/31/98, due
                1/04/99, to be repurchased at $43,887,
                collateralized by Federal National Mortgage
                Assoc., 4.75%, due 11/14/03, valued at
                $44,278.........................................  $   43,882
       9,031  Goldman Sachs & Co. 4.70%, dated 12/31/98, due
                1/04/99, to be repurchased at $9,035;
                collateralized by U.S. Treasury Notes, 5.125%
                due 8/31/00, valued at $9,210...................       9,031
                                                                  ----------
TOTAL SHORT-TERM INVESTMENTS (cost $52,913).....................      52,913
                                                                  ----------
FOREIGN CURRENCY (0.0%)
GBP       57  British Pound.....................................          95
ITL      980  Italian Lira......................................           1
ESP       55  Spanish Peseta....................................          --
                                                                  ----------
TOTAL FOREIGN CURRENCY (Cost $96)...............................          96
                                                                  ----------

TOTAL INVESTMENTS (102.5%) (Cost $243,372)....................     273,583
                                                                ----------
OTHER ASSETS (1.2%)
  Cash............................................  $       73
  Due from Broker.................................       1,644
  Net Receivable for Daily Variation on Futures
    Contracts.....................................       1,025
  Dividends Receivable............................         291
  Foreign Withholding Tax Reclaim Receivable......          97
  Receivable for Portfolio Shares Sold............          55
  Interest Receivable.............................          24
  Other...........................................          21       3,230
                                                    ----------
LIABILITIES ( - 3.7%)
  Collateral on Securities Loaned.................      (9,031)
  Investment Advisory Fees Payable................        (300)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts.....................................        (238)
  Payable for Portfolio Shares Redeemed...........        (113)
  Custodian Fees Payable..........................         (50)
  Administrative Fees Payable.....................         (37)
  Directors' Fees & Expenses Payable..............         (12)
  Other Liabilities...............................        (104)     (9,885)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  266,928
                                                                ----------
                                                                ----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  236,492
Accumulated Net Investment Loss...............................        (900)
Accumulated Net Realized Gain.................................         400
Unrealized Appreciation on Investments, Foreign Currency
  Translations and Futures Contracts..........................      30,936
                                                                ----------
                                                                $  266,928
                                                                ----------
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                AMOUNT
                                                                (000)
--------------------------------------------------------------------------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $266,832
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 22,414,468 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $11.90
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................         $96
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,968 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $12.12
                                                                ----------
                                                                ----------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                  IN                          NET
  CURRENCY TO                                  EXCHANGE                    UNREALIZED
    DELIVER         VALUE     SETTLEMENT          FOR           VALUE     GAIN (LOSS)
     (000)          (000)        DATE            (000)          (000)        (000)
---------------   ---------   -----------   ---------------   ---------   ------------
JPY     247,900   $   2,200     1/11/99     U.S.$     2,060   $   2,060   $      (140)
JPY     121,890       1,082     1/11/99     U.S.$     1,030       1,030           (52)
U.S.$     2,731       2,731     1/11/99     JPY     313,493       2,782            51
U.S.$       485         485     1/11/99     JPY      56,297         500            15
DEM       4,726       2,839     1/19/99     U.S.$     2,807       2,807           (32)
FRF         875         526     1/19/99     U.S.$       515         515           (11)
JPY     177,235       1,575     1/19/99     U.S.$     1,531       1,531           (44)
U.S.$     1,525       1,525     1/19/99     DEM       2,545       1,529             4
U.S.$     1,546       1,546     1/19/99     JPY     177,235       1,575            29
U.S.$       920         920     1/29/99     JPY     105,394         938            18
JPY     105,394         938     1/29/99     U.S.$       901         901           (37)
FRF      28,454       5,100     2/4/99      U.S.$     5,110       5,110            10
JPY     296,970       2,644     2/4/99      U.S.$     2,624       2,624           (20)
U.S.$     3,287       3,287     2/4/99      JPY     376,413       3,351            64
U.S.$     1,557       1,557     2/4/99      JPY     180,222       1,604            47
JPY     259,665       2,311     2/4/99      U.S.$     2,147       2,147          (164)
U.S.$     4,795       4,795     2/4/99      FRF      27,361       4,904           109
U.S.$     3,970       3,970     2/4/99      FRF      22,196       3,978             8
JPY     246,459       2,195     2/8/99      U.S.$     2,142       2,142           (53)
U.S.$     4,278       4,278     2/8/99      JPY     494,909       4,408           130
JPY     248,451       2,213     2/8/99      U.S.$     2,142       2,142           (71)
U.S.$       706         706     2/12/99     ESP     100,104         706             -
U.S.$     2,154       2,154     2/12/99     GBP       1,301       2,162             8
U.S.$    18,986      18,986     2/12/99     GBP      11,454      19,032            46
U.S.$     2,613       2,613     2/12/99     GBP       1,565       2,600           (13)
ESP      47,797         337     2/12/99     U.S.$       338         338             1
ESP     362,836       2,560     2/12/99     U.S.$     2,568       2,568             8
GBP       1,586       2,635     2/12/99     U.S.$     2,661       2,661            26
ITL   4,226,153       2,563     2/12/99     U.S.$     2,573       2,573            10
U.S.$     2,555       2,555     2/12/99     ITL   4,254,872       2,580            25
U.S.$     1,300       1,300     2/12/99     ITL   2,145,000       1,301             1
U.S.$     1,889       1,889     2/12/99     ESP     270,100       1,906            17
JPY     183,525       1,638     2/26/99     U.S.$     1,536       1,536          (102)
U.S.$       671         671     2/26/99     JPY      77,401         691            20
U.S.$       919         919     2/26/99     JPY     106,124         947            28
SGD       1,614         983     3/3/99      U.S.$       988         988             5
U.S.$       986         986     3/3/99      SGD       1,614         983            (3)
SGD       1,465         893     3/8/99      U.S.$       897         897             4
SGD         173         105     3/8/99      U.S.$       106         106             1
U.S.$       895         895     3/8/99      SGD       1,465         893            (2)


                                                  IN                          NET
  CURRENCY TO                                  EXCHANGE                    UNREALIZED
    DELIVER         VALUE     SETTLEMENT          FOR           VALUE     GAIN (LOSS)
     (000)          (000)        DATE            (000)          (000)        (000)
--------------------------------------------------------------------------------------
U.S.$       106         106     3/8/99      SGD         173         105            (1)
U.S.$       693   $     693     3/9/99      AUD       1,110   $     681   $       (12)
JPY     730,068       6,530     3/10/99     U.S.$     6,187       6,187          (343)
U.S.$     3,495       3,495     3/10/99     JPY     400,883       3,585            90
U.S.$     2,576       2,576     3/10/99     JPY     296,879       2,655            79
U.S.$       375         375     3/10/99     JPY      42,638         381             6
SGD       1,465         894     4/7/99      U.S.$       899         899             5
U.S.$       897         897     4/7/99      SGD       1,465         894            (3)
                  ---------                                   ---------         -----
                  $ 109,671                                   $ 109,433   $      (238)
                  ---------                                   ---------         -----
                  ---------                                   ---------         -----

------------------------------------------------------------

(a)   --  Non-income producing security
(c) -- All or a portion of security on loan at December 31, 1998 -- see note A-11 to financial statements.
(d)   --  Security is valued at fair value -- see note A-1 to financial statements.
AUD   --  Australian Dollar
DEM   --  German Mark
FRF   --  French Franc
JPY   --  Japanese Yen
NCS   --  Non-Convertible Shares
PCL   --  Public Company Limited
PTE   --  Portugese Escudo
RFD   --  Ranked for Dividend
RNC   --  Non-Convertible Savings Shares
SGD   --  Singapore Dollar

--------------------------------------------------------------------
FUTURES CONTRACTS:
At December 31,1998, the following futures contracts were open:

                                                                                         NET
                                                                                     UNREALIZED
                                           NUMBER      AGGREGATE                    APPRECIATION
                                             OF        FACE VALUE    EXPIRATION    (DEPRECIATION)
                                         CONTRACTS       (000)          DATE            (000)
-
                                         ----------   ------------   -----------   ---------------
LONG:
Aust All Ord.                                   17      U.S.$  758     March-99    $           30
CAC 40 Index                                   122     U.S.$ 4,296     March-99                36
FT-SE 100 Index                                243     U.S.$23,783     March-99               749
Milan MIB30 Index                                9     U.S.$ 1,846     March-99               (32)
Nikkei 225                                      20     U.S.$ 2,287     March-99              (203)
SHORT:
DAX Index                                        5     U.S.$ 1,391     March-99                 1
TOPIX Index                                     26     U.S.$ 2,350     March-99                96
                                                                                            -----
                                                                                   $          677
                                                                                            -----
                                                                                            -----

------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $  21,064          7.9%
Consumer Goods.........................     43,178         16.2
Energy.................................     23,520          8.8
Finance................................     60,216         22.6
Gold Mines.............................         78           --
Materials..............................     16,003          6.0
Multi-Industry.........................      5,345          2.0
Services...............................     51,170         19.2
                                         ---------          ---
                                         $ 220,574         82.7%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong        38.4%
India             2.8%
Indonesia         2.8%
Korea            16.3%
Malaysia          5.0%
Pakistan          0.2%
Philippines       4.0%
Singapore        13.3%
Taiwan           17.0%
Thailand          3.5%
Other            -3.3%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               ASIAN EQUITY PORTFOLIO-CLASS      MSCI ALL COUNTRY FAR EAST FREE EX-JAPAN
                                            A                                   INDEX(1)
7/01/91*                                           $500,000                                         $500,000
10/31/91                                           $483,500                                         $493,080
10/31/92                                           $684,130                                         $676,180
12/31/92                                           $658,030                                         $630,045
12/31/93                                         $1,353,595                                       $1,252,425
12/31/94                                         $1,139,550                                       $1,014,350
12/31/95                                         $1,217,837                                       $1,083,427
12/31/96                                         $1,260,340                                       $1,182,886
12/31/97                                           $651,722                                         $644,909
12/31/98                                           $577,556                                         $597,250
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY FAR
EAST FREE EX-JAPAN INDEX(1)
-----------------------------------------

                                      TOTAL RETURNS(2)
                        --------------------------------------------
                                    AVERAGE ANNUAL   AVERAGE ANNUAL
                         ONE YEAR     FIVE YEARS     SINCE INCEPTION
                        ----------  ---------------  ---------------
PORTFOLIO -- CLASS
A.....................    - 11.38%      - 15.66%            1.94%
PORTFOLIO -- CLASS
B.....................    - 11.53           N/A          - 22.32
INDEX -- CLASS A......     - 7.39       - 13.77             2.32
INDEX -- CLASS B......     - 7.39           N/A          - 18.11

1. The MSCI All Country Far East Free ex-Japan Index is an unmanaged Index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

For the year ended December 31, 1998, the Portfolio had a total return of -11.38% for the Class A shares and -11.53% for the Class B shares compared to a total return of -7.39% for the Morgan Stanley Capital International (MSCI) All Country Far East Free ex-Japan Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return for Class A shares was -15.66% compared to -13.77% for the Index. From inception on July 1, 1991 through December 31, 1998, the average annual total return of Class A shares was 1.94% compared to 2.32% for the Index. From inception on January 2, 1996 through December 31, 1998 the average annual total return of Class B shares was -22.32% compared to -18.11% for the Index.

Asian stock markets performed well in the fourth quarter of 1998 reducing some of the losses incurred earlier in the year. For the three months ended December 31, 1998, the Portfolio had a total return of 24.38% for the Class A shares and 23.95% for the Class B shares compared to 40.18% for the Index. Key contributors to the weak relative performance during the fourth quarter were overweight positions in Taiwan and utilities stocks and underweight positions in banking and property stocks. This portfolio mix had contributed to relative out-performance in the second and third quarters. A combination of domestic and global factors has contributed to the recovery in Asian

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
stock markets, included domestic monetary and fiscal policy easing, improved domestic liquidity from current account surpluses, U.S. and European interest rate cuts, corporate restructuring and currency strengthening relative to the U.S. dollar.

The International Monetary Fund (IMF) crisis countries of South Korea, Thailand and Indonesia led the fourth quarter rally just as they had led the downturn in late 1997. The much-maligned IMF programs, based on tight monetary and fiscal policy, created significant contractions in domestic consumption and investment. These contractions led to a swing from current account deficits to current account surpluses, which stabilized and then strengthened the currencies. Currency strength allowed the governments to relax monetary and fiscal policy early in the third quarter with IMF approval. By September, data began to emerge suggesting that industrial production and some categories of consumption had bottomed in Korea and Thailand. Interest rates have fallen dramatically, due to easier monetary policy and falling inflationary expectations. For example, interest rates fell from over 30% at the peak in Korea to 7% today; interest rate declines encouraged domestic investors to return to the equity markets, pushing stocks up. In 1999 easier monetary policy should stimulate some improvement in domestic consumption as well.

Banking sector reform and re-capitalization will be critical to the resumption of strong growth across Asia because banks remain the key financial intermediaries in most countries. Korea has taken the lead in addressing its banking problems. Korea's program includes forced mergers of troubled banks, the use of government funds to recapitalize failed banks and purchase non-performing assets from them and the subsequent liquidation of these assets. Korea has also benefited from the presence of one of Asia's few domestic bond markets, which has helped to keep financing available even while the heavy bank reform work was underway. Thailand has also designed a good recapitalization program although there have been some disappointments in its implementation. One of the key elements of the banking package, enhanced foreclosure laws, was delayed until mid-1999. The Indonesian program has been designed but due to the greater scale of the banking problems in Indonesia will take longer to implement. Bank recapitalization will allow the restructuring efforts to move onto the next phase, corporate level debt restructuring. These initiatives will require some debt forgiveness and insolvent banks were in no position to take the required write-downs.

Hong Kong performed well during the fourth quarter but lagged the overall index. Hong Kong's equity market is particularly sensitive to interest rate movements due to its heavy weighting of property and financial stocks. Interest rate cuts in the U.S. and Hong Kong during September and October were very supportive to the market. In addition, the Hong Kong Monetary Authority (HKMA) purchased approximately 25% of the free float of most major stocks during its August market intervention. This technical condition probably exaggerated the market's move upwards when interest rates began to fall. Due to Hong Kong's decision to maintain its currency peg to the U.S. dollar even as its neighbors devalued, companies in Hong Kong have been forced to cut costs to remain competitive. The resulting deflationary conditions have prevented real interest rates from falling very far in Hong Kong; cuts in nominal interest rates have been matched by a fall into outright deflation. The territory has not experienced real interest rates at these levels for an extended period of time over the last few decades and this should delay economic recovery and limit stock market gains. Although we expect further reductions in nominal and real rates in 1999 the scope for significant declines are limited given the U.S. dollar peg and deflation. Revenue growth will be hard to come by in 1999 and much of the earnings growth will be generated from comparisons with 1998 earnings which include heavy non-recurring provisions. In addition, the HKMA must design a program for the disposition of its extensive stock holdings. For these reasons, we entered 1999 underweight Hong Kong equities.

China was the worst performing East Asian market in 1998. This under-performance reflects the weakness of most of the listed Chinese companies as well as the challenging economic conditions within China. The Chinese economy is currently experiencing persistent deflation, oversupply of most manufactured goods, slowing exports, high real interest rates and bank asset quality problems. The Chinese government has attempted to deal with these issues through a massive government-funded infrastructure program. This program helped gross domestic products growth approach the government's target for 1998 but did not flow through into corporate earnings and equity performance. The Chinese have begun to grapple with

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
external debt problems recently as well. We expect the Chinese government will shift from infrastructure spending to real reform as 1999 progresses. Some interesting values are starting to emerge among the Chinese companies but earnings visibility remains poor and the flow of news will likely be negative in the first half of the year.

We have maintained an overweight position in the technology sector in 1998. These positions primarily consist of electronics companies in Taiwan, Korea and Singapore. These stocks were more influenced by their local markets during the fourth quarter than by individual company fundamentals. The Korean companies outperformed the regional index during the quarter while the Taiwanese companies under-performed along with Taiwan. Overall, the group under-performed during the quarter but outperformed for the year. These positions are the result of bottom-up work at the individual company level. Given the quality of management, market positions, financial condition and growth prospects of the portfolio of electronics stocks we hold we believe they should outperform again in 1999.

Malaysia's decision to implement capital controls in early September led to its removal from the MSCI Free Indexes in December. Shifting securities regulations have severely limited the ability of most foreign investors to trade over the past few months. We have a portfolio of sound, primarily consumer-oriented stocks in Malaysia. The Malaysian government has signaled that it is studying various proposals to lift the capital controls. We expect some movement on this during the first half of 1999. We will reexamine our weighting in Malaysia when the Malaysian authorities introduce their new rules.

Several themes we expect to drive equity performance in 1999 include modest improvements in domestic consumption in most economies, disinflation in some countries and deflation in others and the ability of companies to enhance their own performance through corporate restructuring. Restructurings broadly include debt restructuring, divestitures, sales of strategic stakes to multinationals, business unit shutdowns, mergers or staff downsizing. We have seen all of the above announced in various forms in 1998. The markets have clearly rewarded companies that adopt Western style restructuring with a focus on enhancing shareholder value. During 1999 we will be monitoring the progress of the restructurings announced in 1998 and searching for management teams with the vision and ability to improve returns to shareholders going forward.

Several risk factors we will be monitoring in 1999 include the performance of the Japanese economy, the large supply of new offerings and capital raisings we expect to see in Asia and growth in the developed economies that are the primary markets for Asian exports. Upside surprises could include successful bank recapitalization and economic recovery in Japan and stronger than expected import demand from the U.S. and Europe.

During 1998 we constructed a fairly defensive portfolio emphasizing consumer and technology companies and utilities while limiting our exposure to banks and properties. During the fourth quarter we increased our exposure to banks and properties but as performance reflects we remained underweight these sectors. In 1999 we are focusing more of our research time and company visits on companies that have the ability to implement sound restructuring programs or are sensitive to recoveries in domestic consumption. We do not believe that all of Asia's economic problems have been solved but the trends have certainly improved.

Timothy Jensen
PORTFOLIO MANAGER

Ashutosh Sinha
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------

COMMON STOCKS (103.0%)
  HONG KONG (38.4%)
      324,000  CLP Holdings Ltd..................................  $    1,614
      548,000  China Telecom Ltd.................................         948
      587,000  Dairy Farm International Holdings Ltd.............         675
   (a)368,000  Hengan International Group Co. Ltd................         134
   (c)920,200  Hong Kong & China Gas Co., Ltd....................       1,170
      267,000  Hong Kong Electric Holdings Ltd...................         810
      749,800  Hong Kong Telecommunications Ltd..................       1,311
      431,000  Hutchison Whampoa Ltd.............................       3,046
       82,400  HSBC Holdings plc.................................       2,053
      495,000  Li & Fung Ltd.....................................       1,025
      355,000  New World Development Co., Ltd....................         894
      269,000  SmartTone Telecommunications Holdings Ltd.........         747
      374,000  Sun Hung Kai Properties Ltd.......................       2,728
      350,500  Swire Pacific Ltd., Class A.......................       1,570
      467,700  Television Broadcasts Ltd.........................       1,207
       81,000  VTech Holdings Ltd................................         353
                                                                   ----------
                                                                       20,285
                                                                   ----------
  INDIA (2.8%)
           50  Ashok Leyland Ltd.................................          --
    (d)31,000  Container Corp. of India Ltd......................         175
       36,009  Hero Honda Motors Ltd.............................         461
           10  Housing Development Finance Corp., Ltd............           1
        6,300  NIIT Ltd..........................................         241
       21,800  Nestle India Ltd..................................         234
        8,600  Punjab Tractors Ltd...............................         161
       14,400  Reckitt & Coleman of India Ltd....................         127
           50  State Bank of India...............................          --
           80  Tata Engineering & Locomotive Co., Ltd............          --
        1,900  Tata Infotech Ltd.................................          63
          350  T.V.S. Suzuki Ltd.................................           4
                                                                   ----------
                                                                        1,467
                                                                   ----------
  INDONESIA (2.8%)
      537,500  Gudang Garam......................................         783
       65,000  Semen Gresik......................................          67
      159,900  Unilever Indonesia................................         600
                                                                   ----------
                                                                        1,450
                                                                   ----------
  KOREA (16.0%)
        8,330  Hankuk Glass Industry Co., Ltd....................         174
       45,190  Korea Eelectric Power Corp........................       1,119
       15,110  Nong Shim Co., Ltd................................         869
    (d)14,510  Pohang Iron & Steel Co., Ltd......................         916
    (c)20,200  Pohang Iron & Steel Co., Ltd. ADR.................         341
        3,938  S1 Corp...........................................         737
       17,300  Samsung Electro-Mechanics Co......................         374
    (a)41,373  Samsung Electronics Co............................       2,775
        2,500  Samsung Fire & Marine Insurance Co................         935
       (d)299  SK Telecom Co., Ltd...............................         226
                                                                   ----------
                                                                        8,466
                                                                   ----------
  MALAYSIA (5.0%)
   (d)138,000  Amway (Malaysia) Holdings Bhd.....................         198
   (d)157,000  Carlsberg Brewery Malaysia Bhd....................         315
  (a,d)93,000  Esso Malaysia Bhd.................................          49
   (d)342,000  Guinness Anchor Bhd...............................         241


                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------

   (d)326,000  Hap Seng Consolidated Bhd.........................  $      147
   (d)159,000  Nestle (Malaysia) Bhd.............................         445
   (d)411,000  R.J. Reynolds Bhd.................................         325
   (d)170,400  Rothmans of Pall Mall (Malaysia) Bhd..............         703
    (d)12,000  Shell Refining Co. (Malaysia) Bhd.................           9
   (d)125,000  Telekom Malaysia Bhd..............................         230
                                                                   ----------
                                                                        2,662
                                                                   ----------
  PAKISTAN (0.2%)
    (d)33,400  Shell Pakistan Ltd................................          96
                                                                   ----------
  PHILIPPINES (4.0%)
      134,650  Bank of the Phillipine Islands....................         286
      299,300  La Tondena Distillers, Inc........................         238
       14,260  Manila Electric Co., Class B......................          46
    3,089,700  Music Corp........................................         254
   (c)359,550  San Miguel Corp., Class B.........................         693
 (c)3,028,300  SM Prime Holdings, Inc............................         576
                                                                   ----------
                                                                        2,093
                                                                   ----------
  SINGAPORE (13.3%)
      208,000  City Developments Ltd.............................         901
      405,000  Natsteel Electronics Ltd..........................       1,031
       68,000  Overseas-Chinese Banking Corp. (Foreign)..........         462
        5,000  Rothmans Industries Ltd...........................          30
      131,000  Singapore Airlines Ltd. (Foreign).................         961
        5,700  Singapore Ltd. (Foreign)..........................          62
       45,000  Singapore Press Holdings Ltd......................         477
      782,000  Singapore Technologies Engineering Ltd............         730
      186,200  United Overseas Bank Ltd. (Foreign)...............       1,196
      302,000  Venture Manufacturing (Singapore) Ltd.............       1,153
       32,000  Want Want Holdings Ltd............................          38
                                                                   ----------
                                                                        7,041
                                                                   ----------
  TAIWAN (17.0%)
    (a)92,270  Asustek Computer, Inc.............................         862
      172,000  Cathay Life Insurance Co., Ltd....................         555
      152,000  China Development Corp............................         278
 (a,d)340,118  Compal Electronics, Inc...........................       1,108
   (a)135,560  Compeq Manufacturing Co., Ltd.....................         888
    1,311,480  Far East Textile Ltd..............................       1,071
   (a)353,520  Hon Hai Precision Industry........................       1,953
      187,000  President Chain Store Corp........................         589
   (a)329,688  Siliconware Precision Industries Co...............         583
   (a)499,850  Taiwan Semiconductor Manufacturing Co.............       1,102
         (a)6  United Micro Electronics Corp., Ltd...............          --
                                                                   ----------
                                                                        8,989
                                                                   ----------
  THAILAND (3.5%)
       66,600  Advanced Info Service PCL (Foreign)...............         396
   (d)170,100  BEC World PCL (Foreign)...........................         936
       59,100  Delta Electronics (Thailand) PCL (Foreign)........         312
       31,400  PTT Exploration & Production PCL (Foreign)........         221
                                                                   ----------
                                                                        1,865
                                                                   ----------
TOTAL COMMON STOCKS (Cost $53,476)...............................      54,414
                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   NO. OF                                                            VALUE
   RIGHTS                                                            (000)
-----------------------------------------------------------------------------

  RIGHTS (0.3%)
  KOREA (0.3%)
     (a,d)763  Samsung Fire & Marine Insurance Co., Expiring
                 1/14/99 (Cost $0)...............................  $      147
                                                                   ----------
TOTAL FOREIGN SECURITIES (103.3%) (Cost $53,476).................      54,561
                                                                   ----------

    FACE
   AMOUNT
    (000)
-------------

SHORT-TERM INVESTMENT (3.4%)
  REPURCHASE AGREEMENT (3.4%)
$       1,778  Goldman Sachs & Co., 4.70%, dated 12/31/98, due
                 1/04/99, to be repurchased at $1,779,
                 collateralized by U.S. Treasury Notes, 5.125%,
                 due 8/31/00, valued at $1,890 (Cost $1,778).....       1,778
                                                                   ----------
FOREIGN CURRENCY (1.8%)
HKD       321  Hong Kong Dollar..................................          42
INR     4,931  Indian Rupee......................................         116
IDR    78,161  Indonesian Rupiah.................................          10
(d)MYR  1,118  Malaysian Ringgit.................................         206
(d)PKR  1,609  Pakistan Rupee....................................          29
KRW        13  South Korean Won..................................          --
TWD    18,353  Taiwan Dollar.....................................         570
                                                                   ----------
TOTAL FOREIGN CURRENCY (Cost $972)...............................         973
                                                                   ----------
TOTAL INVESTMENTS (108.5%) (Cost $56,226)........................      57,312
                                                                   ----------

OTHER ASSETS (0.5%)
Receivable for Investments Sold......................  $      101
Receivable for Portfolio Shares Sold.................          50
Dividends Receivable.................................          33
Foreign Withholding Tax Reclaim Receivable...........          19
Other................................................          75         278
                                                       ----------
LIABILITIES ( - 9.0%)
Bank Overdraft Payable...............................      (2,693)
Collateral on Securities Loaned......................      (1,778)
Investment Advisory Fees Payable.....................         (70)
Payable for Investments Purchased....................         (44)
Custodian Fees Payable...............................         (44)
Payable for Portfolio Shares Redeemed................         (38)
Directors' Fees & Expenses Payable...................         (20)
Payable for Foreign Taxes............................         (17)
Administrative Fees Payable..........................         (10)
Distribution Fees Payable............................          (1)
Other Liabilities....................................         (54)     (4,769)
                                                       ----------  ----------
NET ASSETS (100%)................................................  $   52,821
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in Capital..................................................  $  159,789
Accumulated Net Investment Loss..................................         (20)
Accumulated Net Realized Loss....................................    (108,011)
Unrealized Appreciation on Investments and Foreign Currency
  Translations (net of accrual for foreign taxes of $1 on
  unrealized appreciation on investments)........................       1,063
                                                                   ----------
NET ASSETS.......................................................  $   52,821
                                                                   ----------
                                                                   ----------

                                                                     AMOUNT
                                                                     (000)
-----------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------
NET ASSETS.......................................................     $51,334
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,410,658 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................       $8.01
                                                                   ----------
                                                                   ----------
CLASS B:
-----------------------------------------------------------------
NET ASSETS.......................................................      $1,487
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 186,662 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................       $7.97
                                                                   ----------
                                                                   ----------

------------------------------------------------------------

(a)   --  Non-income producing security
(c) -- All or a portion of security on loan at December 31, 1998 -- See note A-11 to financial statements.
(d)   --  Investments (totaling $6,501 or 12.3% of net assets at December 31,
          1998) were valued at fair value -- see note A-1 to financial statements.
PCL   --  Public Company Limited

------------------------------------------------------------
              SUMMARY OF COMMON STOCKS BY INDUSTRY CLASSIFICATION

                                          VALUE      PERCENT OF
INDUSTRY                                  (000)      NET ASSETS
-----------------------------------------------------------------
Capital Equipment......................  $ 11,390           21.6%
Consumer Goods.........................    10,964           20.8
Energy.................................     5,038            9.5
Finance................................    11,010           20.8
Materials..............................     1,431            2.7
Multi-Industry.........................     4,616            8.7
Services...............................    10,112           19.2
                                         --------          -----
                                         $ 54,561          103.3%
                                         --------          -----
                                         --------          -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia         5.4%
Hong Kong        48.2%
Japan            17.4%
Philippines       5.1%
Singapore        16.3%
Taiwan            1.5%
Thailand          4.6%
Other             1.5%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               ASIAN REAL ESTATE PORTFOLIO-CLASS  ASIAN REAL ESTATE PORTFOLIO-CLASS
                                               A                                  B
10/01/97*                                            $500,000.00                        $100,000.00
12/31/97                                             $400,400.00                         $80,300.00
12/31/98                                             $353,072.72                         $70,238.41
* Commencement of operations
** Minimum investment

                                  GPR LIFE FAR EAST ASIA REAL ESTATE T.R.
                                                 INDEX(1)
10/01/97*                                                        $500,000.00
12/31/97                                                         $330,450.00
12/31/98                                                         $296,711.06
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR Life Far East Asia Real Estate T.R. Index value at December 31, 1998 assumes a minimum initial investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 1998 would be $59,342.

PERFORMANCE COMPARED TO THE GPR LIFE
FAR EAST ASIA REAL ESTATE T.R. INDEX(1)
-----------------------------------

                                        TOTAL RETURNS(2)
                                   ---------------------------
                                      ONE      AVERAGE ANNUAL
                                      YEAR     SINCE INCEPTION
                                   ----------  ---------------
PORTFOLIO -- CLASS A.............    - 11.82%      - 24.30%
PORTFOLIO -- CLASS B.............    - 12.53       - 24.63
INDEX............................    - 10.21       - 34.15

1. The GPR Life Far East Asia Real Estate T.R. Index is a market capitalization weighted index of Far East and Asia listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry whose shares trade on a recognized stock exchange in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

For the year ended December 31, 1998, the Portfolio had a total return of
 - 11.82% for Class A shares and  - 12.53% for Class B shares compared to
 - 10.21% for the GPR Life Far East Asia Real Estate T.R. Index (the "Index"). From inception on October 1, 1997 through December 31, 1998, the average annual total return was - 24.30% for Class A shares and - 24.63% for Class B shares compared to - 34.15% for the Index.

MACRO-ECONOMIC BACKDROP

The unexpected strength of the yen caused by the massive unwinding of the so-called yen-carry trades took away the pressure on most Asian currencies and reduced the risk premium for non-Japan Asia, as a devaluation of the Chinese currency, the renminbi, became less likely in the near term. Hong Kong's risk premium as measured by the interest rate spread between the Hong Kong dollar and the U.S. dollar shrank from the high of close to 1,000 basis points in the summer to the current 100-150 basis points. The relative strength of Asian currencies supported by a stronger yen have allowed Asian central banks to lower interest rates more aggressively to pump prime their weak economies and ease corporate debt burdens. It was remarkable that the recent Russian debt crisis and financial and currency woes in Latin America have done little to cause any renewed weakness in the Asian currencies. This resilience was primarily due to the rapid building up of current account surpluses in the Asian "crisis economies" to the tune of 5-10% of their respective gross domestic

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCIRPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)
product (GDP) from deficits of roughly equal magnitude merely a year ago. The Thai baht/U.S. dollar has strengthened from the 39-41 level in the summer to 36 and the Korean won from 1300-1450 to the current 1200. Even the Indonesian rupiah has risen to 7,500 from 10,000 to 11,000 three months ago despite the ongoing political crisis and social unrest.

The synchronized global monetary easing led by the Federal Reserve Board's 150-basis point cut in interest rates provided further ammunition for Asian banks to lower interest rates. The three month inter-bank rates in Hong Kong and Singapore have now fallen to pre-crisis lows of 5.75% and 1.875%, respectively. In response to this flood of liquidity, banks have also lowered their prime lending rates by 100 basis points to 9% in Hong Kong and by 200 basis points to 5.5% in Singapore. The market expects further interest rate cuts to come through in the near term. Elsewhere throughout Asia, interest rates have similarly declined substantially in the last quarter.

Meanwhile, the real economy continued to contract in most parts of Asia. The Hong Kong economy had a negative 7% growth rate in the third quarter, while Malaysia's was a negative 8.6% in the same period. In the face of the most severe recession to hit the region in decades, Asia has started to engage in restructuring and cost cuttings in different forms in efforts to gain competitiveness. The most notable example is Singapore's S$10.5 billion (US$6.3 billion) cost cutting package that amounts to 7% of the country's GDP. The measures include a proposed overall wage cut of 15% and a 10% corporate tax rebate.

In Japan, the government has committed substantial resources to rescue the ailing economy and the troubled banking sector. A total of 64 trillion yen (US$533 billion) has been set aside to reform the banking sector, while a fiscal stimulus package worth 24 trillion yen (US$200 billion) has been proposed to try to jump start the Japanese economy. Meanwhile, the Chinese economy appears to be gathering strength in the last quarter, propelled by accelerated public spending and investments.

REAL ESTATE MARKETS

With the help of declining interest rates and rising stock prices, the residential markets in Hong Kong and Singapore returned to life again in the fourth quarter. In Hong Kong, despite the threats of rising unemployment and high real interest rates, residential transactions were up by more than 66% month-on-month to 12,800 units in November, amounting to Hong Kong $32.7 billion (+59%) in value terms. Property launches have also met with renewed enthusiasm, with Sino Land's mid-range Island Haborview development in urban Kowloon attracting applications of more than 6,000 for the slightly more than 1,200 units launched. The recent announcement by the Hong Kong Mortgage Corporation
(HKMC) to provide a 15% mortgage guarantee for home purchasers should be positive for the residential sector, especially in the secondary market. This scheme effectively raises the mortgage loan-to-value ratio to 85% from the current 70%. In the office sector, falling capital values have raised initial rental yields to more realistic levels. The Rating and Valuation Department said Hong Kong's Grade A office yield increased to 7.3% in the third quarter, compared with 4.9% at the peak in 1997.

In Singapore, residential sales surged to 1,400 units in November, up from 1,100 units in October and 996 for the whole of third quarter 1998. The strong pick-up in transaction volume was indeed a surprise and generally reflects strong pent-up demand and better affordability due to declining interest rates and sharply lower prices. Banks now appear much more eager to lend for home purchases and are offering attractive terms and interest rates to lure buyers. Developers, on the other hand, are withdrawing some of the incentives that were previously offered to buyers, such as payment of stamp duties. There is also some evidence that buying interest has slowly spread to the middle to upper range properties.

Elsewhere, Japan's weak economy continued to take its toll on the residential market. Housing start fell 12.9% in October, the 22nd straight monthly decline. In addition, residential real estate values in the greater Tokyo area fell 1.4% in the third quarter of 1998, according to the Real Estate Research Institute.

REAL ESTATE SECURITIES

Asian real estate shares performed strongly in the fourth quarter, surging by more than 50% from the August/September low on declining interest rates, foreign portfolio inflows and improved investor confidence. The robust performance also reflects better property sales and signs of what seems to be an earlier-than-expected recovery in the certain markets, such as Hong Kong and Singapore. The real estate sector has significantly outperformed the broader Asian equity indices during the period as equity

--------------------------------------------------------------------------------
Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)
investors rebuilt their positions in interest-rate sensitive sectors. Property shares in Asia now trade at a narrower discount from a few months ago, with some high quality issues trading at par or even at a slight premium over the underlying, marked-to-market net asset value, reflecting expectations of lower interest rates and funding costs and improving property market conditions. Japanese real estate shares have also participated in the recent equity market rally, and in the process reducing the average Price/Net Asset Value discount from about 35% to 20%.

Given a declining interest rate environment, we have raised Hong Kong to a slight overweight position and continued to maintain an overweight position in Singapore. Within these two markets, we have however very much held on to high quality companies which are able to capitalize on the current depressed property prices to make good acquisitions. We have also invested in a number of smaller companies with clean balance sheets, good property assets and significantly undervalued stock prices. We remain underweight in Japan given the weak real estate demand and high gearing, but would look to add to our positions on signs of economic recovery. We have reduced Australia to an underweight position on account of valuations and increasing new equity supply. We have sold off much of our positions in the Australian office sector, anticipating a sector de-rating as supply builds up. The retail sector has, however, performed well on the back of surprisingly robust retail sales.

Kiat Seng Seah
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASIAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (94.0%)
  AUSTRALIA (5.4%)
       40,000    Armstrong Jones Retail Fund......................  $     23
       28,000    Centro Properties Group..........................        48
       49,000    IPOH Ltd.........................................        55
       21,000    Westfield Trust..................................        46
                                                                    --------
                                                                         172
                                                                    --------
  HONG KONG (48.2%)
       31,000    Cheung Kong Holdings Ltd.........................       223
      290,000    China Resources Beijing Land.....................        72
   (a)880,000    Far East Hotels & Entertainment Ltd..............        97
       27,000    Henderson Land Development Co., Ltd..............       140
      220,000    HKR International Ltd............................       134
       23,000    Hong Kong Land Holdings Ltd......................        27
      240,000    Hopson Development Holdings Ltd..................        27
       26,000    Hysan Development Co., Ltd.......................        39
       50,000    New Asia Realty & Trust Co., Class A.............        53
       78,000    New World Development Co., Ltd...................       196
      270,000    Shun Tak Holdings Ltd............................        51
      248,000    Sino Land Co.....................................       133
       42,000    Sun Hung Kai Properties Ltd......................       306
       11,000    Swire Pacific Ltd., Class A......................        49
                                                                    --------
                                                                       1,547
                                                                    --------
  JAPAN (17.4%)
       10,000    Daibiru Corp.....................................        64
       29,000    Mitsubishi Estate Co., Ltd.......................       260
       23,000    Mitsui Fudosan Co., Ltd..........................       174
       18,000    Sumitomo Realty & Development Co., Ltd...........        59
                                                                    --------
                                                                         557
                                                                    --------
  PHILIPPINES (5.1%)
      319,400    Ayala Land, Inc., Class B........................        91
   (a)640,000    Filinvest Land, Inc..............................        36
      200,000    SM Prime Holdings, Inc...........................        38
                                                                    --------
                                                                         165
                                                                    --------
  SINGAPORE (11.8%)
       34,000    City Developments Ltd............................       148
       98,000    DBS Land Ltd.....................................       144
       40,000    Marco Polo Developments Ltd......................        42
       69,000    Wing Tai Holdings Ltd............................        44
                                                                    --------
                                                                         378
                                                                    --------
  TAIWAN (1.5%)
       90,000    Delpha Construction Co., Ltd.....................        49
                                                                    --------
  THAILAND (4.6%)
   (d)177,000    MBK Properties & Development PCL.................       102
     (d)8,900    Oriental Hotel (Thailand) PCL....................        47
                                                                    --------
                                                                         149
                                                                    --------
TOTAL COMMON STOCKS (Cost $2,593).................................     3,017
                                                                    --------

    FACE
   AMOUNT                                                            VALUE
    (000)                                                            (000)
----------------------------------------------------------------------------

CONVERTIBLE DEBENTURE (4.5%)
  SINGAPORE (4.5%)
$         220    Wing Tai Holdings Ltd., 1.50%, 7/15/02 (Cost
                   $109)..........................................  $    145
                                                                    --------
TOTAL FOREIGN SECURITIES (98.5%) (Cost $2,702)....................     3,162
                                                                    --------
FOREIGN CURRENCY (1.5%)
HKD        54    Hong Kong Dollar.................................         7
JPY       119    Japanese Yen.....................................         1
PHP        11    Philippines Peso.................................        --
TWD     1,240    Taiwan Dollar....................................        39
                                                                    --------
TOTAL FOREIGN CURRENCY (Cost $47).................................        47
                                                                    --------

TOTAL INVESTMENTS (100.0%) (Cost $2,749)..................   3,209
                                                            ------
OTHER ASSETS (1.3%)
Cash...............................................  $  25
Receivable Due from Adviser........................      9
Dividends Receivable...............................      5
Interest Receivable................................      1
Foreign Withholding Tax Reclaim Receivable.........      1      41
                                                     -----
LIABILITIES ( - 1.3%)
Custodian Fees Payable.............................     (8)
Distribution Fees Payable..........................     (1)
Deferred Foreign Taxes Payable.....................     (1)
Other Liabilities..................................    (32)    (42)
                                                     -----  ------
NET ASSETS (100%).........................................  $3,208
                                                            ------
                                                            ------

NET ASSETS CONSIST OF:
Paid in Capital................................................  $5,556
Undistributed Net Investment Income............................      38
Accumulated Net Realized Loss..................................  (2,845)
Unrealized Appreciation on Investments and Foreign Currency
  Translations.................................................     459
                                                                 ------
NET ASSETS.....................................................  $3,208
                                                                 ------
                                                                 ------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................  $2,447
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 369,128 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................   $6.63
                                                                ------
                                                                ------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $761
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 114,203 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................   $6.66
                                                                ------
                                                                ------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
PCL   --  Public Company Limited

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASIAN REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE    PERCENT OF
INDUSTRY                                  (000)    NET ASSETS
--------------------------------------------------------------
Apartment..............................  $   180          5.6%
Diversified............................    2,091         65.2
Land...................................      230          7.2
Lodging/Leisure........................      185          5.7
Office and Industrial..................      321         10.0
Shopping Center........................      155          4.8
                                         -------          ---
                                         $ 3,162         98.5%
                                         -------          ---
                                         -------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina             1.9%
Brazil                7.4%
Chile                 1.3%
China                 1.3%
Croatia               0.2%
Czechoslovakia        0.4%
Egypt                 1.5%
Greece                8.4%
Hong Kong             0.4%
Hungary               4.0%
India                 8.9%
Indonesia             1.7%
Israel                6.1%
Korea                12.6%
Malaysia              2.9%
Mexico               11.0%
Pakistan              2.2%
Philippines           1.8%
Poland                4.0%
Russia                1.4%
Singapore             0.2%
South Africa          5.3%
Taiwan                7.2%
Thailand              1.5%
Turkey                2.0%
Venezuela             0.4%
Zimbabwe              0.4%
Other                 3.6%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               EMERGING MARKETS PORTFOLIO-CLASS       IFC GLOBAL TOTAL RETURN COMPOSITE
                                               A                                  INDEX(1)
9/25/92*                                                $500,000                                   $500,000
10/31/92                                                $505,500                                   $525,300
12/31/92                                                $511,000                                   $527,370
12/31/93                                                $950,000                                   $880,750
12/31/94                                                $858,500                                   $878,950
12/31/95                                                $748,870                                   $770,488
12/31/96                                                $840,157                                   $831,280
12/31/97                                                $831,503                                   $711,409
12/31/98                                                $620,135                                   $561,444
* Commencement of operations
** Minimum investment

                               MSCI EMERGING MARKETS FREE INDEX(1)
9/25/92*                                                   $500,000
10/31/92                                                   $530,326
12/31/92                                                   $540,034
12/31/93                                                   $944,178
12/31/94                                                   $875,099
12/31/95                                                   $829,518
12/31/96                                                   $879,546
12/31/97                                                   $777,649
12/31/98                                                   $580,595
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE IFC GLOBAL
TOTAL RETURN COMPOSITE INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX(1)
------------------------------------------

                                      TOTAL RETURNS(2)
                        ---------------------------------------------
                                     AVERAGE ANNUAL   AVERAGE ANNUAL
                         ONE YEAR      FIVE YEARS     SINCE INCEPTION
                        ----------  ----------------  ---------------
PORTFOLIO -- CLASS
A.....................    - 25.42%        - 8.17%            3.49%
PORTFOLIO -- CLASS
B.....................    - 25.65            N/A           - 6.61
IFC GLOBAL TOTAL
RETURN COMPOSITE INDEX
-- CLASS A............    - 21.08         - 8.69             1.93
MSCI EMERGING MARKETS
FREE INDEX -- CLASS
A.....................    - 25.34         - 9.27             2.41
IFC GLOBAL TOTAL
RETURN COMPOSITE INDEX
-- CLASS B............    - 21.08            N/A          - 10.88
MSCI EMERGING MARKETS
FREE INDEX -- CLASS
B.....................    - 25.34            N/A          - 11.44

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends). The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index composed of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

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OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing in equity securities of emerging country issuers.

As shown in the performance table beginning with this report, the Portfolio's performance is also compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. For the year ended December 31, 1998, the Portfolio had a total return of -25.42% for the Class A shares and -25.65% for the Class B Shares compared to -21.08% for the IFC Global Total Return Composite Index and -25.34% for the MSCI Emerging Markets Free Index. For the five-year period ended December 31, 1998 the average annual total return of Class A shares was -8.17% compared to -8.69% for the IFC Global Total Return Composite Index and -9.27% for the MSCI Emerging Markets Free Index. From inception on September 25, 1992 through December 31, 1998, the average annual total return for Class A shares was 3.49% compared to 1.93% for the IFC Global Total Return Composite Index and 2.41% for the MSCI Emerging Markets Free Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was -6.61% and -10.88% for the IFC Global Total Return Composite Index and -11.44% for the MSCI Emerging Markets Free Index.

The financial crises of 1998 have left a legacy of lessons for the emerging markets as well as for the broader global financial markets. Making sense of all that took place last year is not an easy task. Nevertheless, in the following few pages we will attempt to review the critical events that took place in 1998 for the emerging markets, and offer some observations about what we expect in the year ahead.

While it is true that the currency devaluations of Asia -- the visible starting point of the malaise that still reverberates in the global economy today -- took place in 1997, it was not until 1998 that the full fury of the events unleashed by those depreciating currencies was felt. Numerous events -- both at the global and at the emerging market level -- took place which shook many investors' understanding of and faith in financial markets, and a recap of a few of the more momentous might be helpful:

GLOBAL

1) The Japanese yen, following the collapse of that country's economy, collapsed into the mid to high 140's (to the U.S. dollar) seemingly on its way to the 160's before staging a startling and largely unexplained rally to the mid 115'ish level. As we write, the yen is now at 109.

2) Both the European and U.S. stock markets collapsed from healthy double digit gains early in the year, dipped into negative territory by the end of the summer, only to almost completely climb back to their earlier highs by the end of the year.

3) The Federal Reserve Bank engineered a controversial rescue of a highly leveraged hedge fund which, remarkably, threatened the health of the world's financial markets.

4) No fewer than 37 central banks -- in an almost unprecedented show of coordination -- executed more than 75 monetary policy easings in the latter half of 1998 to avert a total meltdown in financial markets.

5) Commodity prices continued their lurching downward spiral as Asian demand shortfalls further aggravated supply/demand imbalances; oil was particularly hard hit, as OPEC continued to undergo a secular decline in influence and the oil industry cartel slowly continued to disintegrate.

EMERGING

1) The Russian currency, economy, and debt markets collapsed as that country unilaterally announced a de facto debt moratorium and currency devaluation, singlehandedly triggering a worldwide credit contraction and financial market panic.

2) Malaysia announced currency controls in a single act of defiance against market forces that, due to its possible emulation by other governments, cast a chill throughout emerging markets.

3) Indonesia descended into social and political chaos as riots and mayhem engulfed that country in the aftermath of its economic crisis, leading to an eventual departure of longstanding leader Suharto.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

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OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

4) Brazil stared into the abyss of possible economic destruction in the aftermath of the Russian meltdown, nearly averting a currency collapse with the help of Messrs. Greenspan and Rubin.

5) Venezuela, in the throes of a steep recession exacerbated by historically low oil prices, elected a populist, ex-military/failed coup leader as President.

6) Broader Asian markets staged a remarkable early-year recovery, collapsed again and touched new lows, then staged an even more powerful recovery late in the year led by currency strengthening throughout the region.

As a whole, 1998 was a volatile year that we would prefer not to repeat. Importantly, though, the year contained significant bright spots. The chief positives came from the phenomenal stabilization and recovery of Asian financial markets toward the latter part of the year, and the continued fiscal discipline exhibited by the peripheral European markets striving to converge with western Europe, most notably Greece.

The Asian crisis has been written about and discussed ad infinitum. Here, we would like simply to point out that the faith placed by Asian citizens in their host country's financial systems and government policies has been nothing short of astounding. This faith, together with high domestic savings rates, played a single-handed role in allowing most battered Asian countries to simultaneously benefit from lower interest rates and stronger currencies. Early in the year this confluence of events would scarcely have been imaginable. Simply put, as foreign capital fled, and most banking systems seized up (and were in many cases taken over by the government) investors continued to both restrain their consumption and continue depositing their savings in local currency-denominated assets in domestic financial institutions. And, as collapsing domestic consumption and investment triggered a dramatic decline in imports, Asian countries were able to build up reserve levels through massive current account surpluses. The resulting recapitalization of the economy and excess supply of money relative to demand resulted in a historic drop in interest rates in most of the beleaguered countries -- the primary two examples are South Korea and Thailand. This achievement has, in our view, singularly restored health to the capital markets in Asia -- much more so than forward-looking reforms or foreign investment flows, both of which have been largely disappointing.

Equally impressive is the secular change being witnessed in eastern Europe (Hungary, Poland, and the Czech Republic) and especially Greece. To briefly oversimplify, the power of the Euro is exerting a tremendous pull on these countries to get their respective fiscal houses in order; they must do so to be accepted into the eurozone when it is their turn. In Greece's case, the "convergence" story is immediate, and the remarkable performance of that country's equity market last year is explained by the equally remarkable performance of the Greek government to control spending and keep a lid on inflation (the two most important criteria for EMU acceptance). In the eastern European markets EMU acceptance is further away, but nevertheless those countries' respective governments (and, equally important, electorates) are already conducting both fiscal and monetary policy in strict accordance with their goals of being accepted into the EMU as soon as possible. The relative resilience of their equity markets last year reflects that underlying determination.

As a final comment about positive developments witnessed in 1998, we should note an important secular trend at the micro, or sector, level. That is, an important positive secular development continued to take place in the technology field, and both Taiwan and India have continued to exploit this trend (and, to some extent, Korea). Taiwan has developed into a PC-component manufacturing powerhouse, and as the trend toward lower cost PC's continues so does the global outsourcing trend, which directly benefits that sector. As a result, the "electronics" sector in Taiwan posted solid absolute returns in 1998 while the broader Taiwanese market ended the year in negative territory. A similar phenomenon has taken place in India, yet in this case it is in the software services sector. As programming talent in the U.S. gets more expensive, Indian companies are increasingly capturing a larger piece of the global software services expenditure pie due to their cost advantages and abundant supply of high quality programming talent.

The Portfolio performed in line with the MSCI Emerging Markets Free Index for the year ended December 31, 1998. On the positive side, our South Korea (+141.1%) and Thailand (+11.6%) overweights throughout the year contributed solidly to our performance. Also contributing favorably were our Venezuelan (-49.2%) and Chilean (-28.5%) underweights, and our strong stock selection in

--------------------------------------------------------------------------------
Emerging Markets Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
Turkey. Notable detractors were our underweight in Greece (+78.1%) and our overweight in Pakistan (-56.6%), as well as poor stock selection in Brazil.

For the three months ended December 31, 1998, the Portfolio underperformed the MSCI Emerging Markets Free Index. Underperformance relative to the indices was largely driven by our overweight positions in Pakistan (-12.5%), Egypt (-5.6%), and Brazil (+0.6%). Also negative were our overweight stances in India (-1.6%), Mexico (+10.5%), Poland (+10.1), and Turkey (+5.3%), our underweight exposure to Greece (+28.2%), and disappointing stock returns in Asia.

On a positive note, our decision to overweight South Korea (+114.4%) and Thailand (+54.4%) positively impacted portfolio return. Also favorable were our underweights in Argentina (+7.3%), Chile (+13.3%), and Peru (-1.1). Strong stock selection in Brazil, Mexico and Taiwan also contributed significantly to total return.

OUTLOOK FOR 1999

Given all that has happened to the world and to our asset class in the past few years, any predictions need to be put forth with a large degree of circumspection. Let us begin with a broad review of what we think are some of the important lessons and themes for 1999 coming out of the experience of 1998:

1) Liquidity will be abundant in Europe and the U.S. owing to the generous monetary easings mentioned earlier and the modest global growth we foresee for 1999.

2) This developed market liquidity will have great difficulty finding its way back to the "vulnerable" emerging markets; that is, the reduction in global financial risk appetites witnessed last year will, in our view, persist for some time to come.

3) Commodity prices may stop falling, but it will take a marked recovery in global aggregate demand to lead to a sustained and meaningful recovery in broad commodity prices; we think this is, at best, a medium to long-term event.

4) As a result of #2 above, fiscally profligate emerging market governments will be met with grave skepticism and not likely given the "benefit of the doubt" by financial markets.

5) The Asian financial market recovery should continue into 1999, and we will begin to see the beginning of an economic stabilization if not full-scale recovery.

6) In short, the separation between the "haves" and the "have nots" witnessed in 1998 will persist, and perhaps even widen in 1999; this process in the emerging markets universe is not unlike what has taken place in the U.S. stock market between the mega-cap nifty fifty stocks (the haves) and the small cap or industrial commodity stocks (the have nots).

As a result of the above views, we have chosen to tilt our portfolio toward high quality markets and sectors with solid fundamental underpinnings, especially those with endogenously generated underpinnings less vulnerable to exogenous shocks. The broader regional strategy, therefore, is to overweight peripheral Europe and Asia, and to underweight Latin America and South Africa. The overweight in peripheral Europe owes to a continuation of the forces at work cited above. We are confident Greece will be accepted into EMU, and therefore that interest rates will converge with those in western Europe. Eastern Europe we like simply for the strong fiscal discipline they have evidenced, and are looking for a related fall in interest rates throughout the year. The one concern we are monitoring is the widening current account deficits in both Poland and Hungary. Israel is a market that we like not because of the macro picture but because of a group of Israeli technology companies that offer unique bottom-up secular earnings growth unmatched in most of our emerging market universe.

Asia is a region that is tough to get one's arms around; valuations are hard to ferret out, and earnings outlooks hard to predict. Nevertheless, we are quite optimistic that the Korean market represents enormous opportunity both for continued interest rate declines and for enormous earnings growth owing to the highly leveraged nature of that country's corporate sector. We do not have dramatic country bets anywhere else in Asia but have a dramatic overweight in the Taiwanese electronics sector, for reasons mentioned above. India is a market whose macro outlook is dubious at best but whose market offers up a wide range of attractive bottom-up stories, especially in the aforementioned software services sector.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

On the underweight side, Latin America is our biggest bet. We are very concerned about the macro picture in Brazil. After a visit to the country in November we fleetingly held a more constructive stance, but events since then have transpired to make us more negative on the market. While not explicitly calling for a market collapse, we think odds are high that something breaks in that country's policy mix this year, most likely in the first half. The combination of an overvalued exchange rate, gargantuan fiscal deficit, and stubbornly high current account deficit is an unruly mix that will not likely be tolerated by financial markets. We would be more underweight the market were it not for our extremely constructive stance on the secular earnings growth outlook for the telecommunications sector; within our underweight in Brazil we have a dramatic overweight in that sector. Elsewhere in the region, we are dramatically underweight Chile (vulnerable to weak copper price, anemic corporate earnings growth, and large current account deficit) and solidly underweight Argentina (solid macro but equities are not cheap and the market is vulnerable to Brazil collapse). Further, we are underweight Venezuela (overvalued currency, terrible macro owing to low oil price) and Peru (commodity price-based economy) and market weight Mexico. As a final note, we are underweight South Africa in large part due to that country's currency vulnerability to exogenous shocks (e.g. Brazil), and to the fact that corporate earnings growth, on a secular basis, should be lackluster.

General risks to our bets would be 1) a return to risk-loving behavior by global financial markets which would lead to the "vulnerable" emerging markets gaining access to capital more easily than we expect, and 2) a meaningful near-term increase in the price of commodities owing to a successful reflation effort by the developed markets central banks, which would dramatically improve the current account positions and economic activities of both Latin America and South Africa. We think either of these scenarios are low-probability ones, but nevertheless are on vigilant watch for early warning signals of either scenario proving us wrong. The tenuous Brazil outlook -- and with it the prospect for a weaker than expected U.S. economy -- as well as the prospect for Japanese economic activity surprising on the downside (owing to the strong currency and backup in interest rates) give us some comfort that global aggregate demand will not be buoyant enough to sharply reverse the trend in commodity prices.

CONCLUSION

Undoubtedly, emerging markets investors have had a difficult few years. Having said that, we are glimpsing signs that this multi-year bear market may finally be working its way through. Now that the Brazil shoe has dropped (see below), we think that may likely be the bottom for our asset class -- barring a meltdown in the U.S. equity market of course. We believe that most of the risks in the asset class have either dissipated or have been fully discounted. Further, we believe that our Portfolio is positioned to take advantage of opportunities arising from changes in these markets. Not only are our stocks cheap, we believe they are terrific companies. We are strong believers that sometime in the medium-term, if not the near term, this asset class, and our Portfolio with it, should be well on its way to steadily posting the superior returns for which it earned its "emerging" label.

BRAZIL UPDATE

After a long struggle, the Brazilian government finally bowed to market pressures and altered its exchange rate regime in mid-January. While details about specific policy strategy are sketchy, the facts we know are as follows:

1) The currency, the Real, was initially allowed to move to the weak side of its wide trading band, causing an immediate effective devaluation of roughly 10%.

2) Central bank president Gustavo Franco, widely associated with a staunch defense of the Real, has resigned; he will be succeeded by his deputy Francisco Lopes.

3) The currency has subsequently been allowed to float and has traded between 1.60-2.05 real/U.S. dollar. As of January 31, 1999 the real closed at 2.05.

Our thoughts about the implications of this move for Brazil are necessarily tentative at this stage. The currency move per se is not a bad thing; to the extent it removes rigidities and price distortions from the economy it can be argued that, longer-term, it will have been helpful. Further, given that high interest rates have prevailed in Brazil for some time, leverage in the economy and financial system is actually quite low. Therefore, the follow-on reverberations witnessed after the Asian devaluations owing to excessive leverage should not be repeated in Brazil. Having said

--------------------------------------------------------------------------------
Emerging Markets Portfolio

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OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
that, it is too early to tell what inflationary impact the devaluation may have; there is a possibility, though we think it low, that inflation spirals out of control. Further, fiscal imbalances are not solved by the devaluation, and these remain as a major item to be tackled by the Cardoso administration. On the flip side, a spike in inflation may temporarily ease some of these fiscal pressures. Overall, we will have to wait and see how subsequent policy strategy and implementation is handled, and this will greatly determine whether Brazil is better or worse off post-devaluation.

Taking a step back, though, asset values in the equity market had already factored in a good portion of the macro vulnerabilities. Our favorite sector, the telecoms sector, trades at unfathomably cheap levels. In fact it is the attractiveness of this sector which has prevented us from being more underweight. Given that these assets can be bought approximately 20% cheaper than prior to the devaluation, we have added to our position and maintain a modest underweight.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

COMMON STOCKS (94.4%)
  ARGENTINA (1.9%)
               6    Acindar, Class B.................................  $        --
         355,949    Telecom Argentina ADR............................        9,788
          80,631    Telefonica de Argentina ADR......................        2,253
          92,278    YPF ADR..........................................        2,578
                                                                       -----------
                                                                            14,619
                                                                       -----------
  BRAZIL (7.4%)
(a,d)295,998,880    Banco Nacional (Preferred).......................           12
       6,385,935    Brahma (Preferred)...............................        2,791
          84,776    Brahma ADR (Preferred)...........................          800
     246,459,966    CEMIG (Preferred)................................        4,692
         165,909    CEMIG ADR (Preferred)............................        3,158
      (e)103,238    CEMIG ADR (Preferred)............................        1,962
   (d)12,714,900    Coteminas........................................        1,368
       (e)98,865    Coteminas ADR....................................          467
         569,337    CRT RFD(Preferred)...............................          205
      33,820,856    CRT (Preferred)..................................       12,176
         103,021    CVRD, Class A (Preferred)........................        1,322
         190,439    CVRD ADR (Preferred).............................        2,452
  (a)110,109,610    Embratel (Preferred).............................        1,504
  (a)119,019,000    Lojas Arapua (Preferred).........................           31
    (a,e)120,830    Lojas Arapua GDR (Preferred).....................           --
      39,236,000    Pao de Acucar (Preferred)........................          633
          33,964    Pao de Acucar ADR................................          526
          57,708    Petrobras (Preferred)............................            7
       (e)59,250    Petrobras ADR (Preferred)........................          674
   (a)52,673,000    Renner Participacoes (Preferred).................           37
     122,109,610    Telebras (Preferred).............................           14
       (a)58,908    Telebras ADR (Preferred Block)...................        4,282
  (a)342,767,610    Tele Celular Sul (Preferred).....................          579
       (a)10,850    Tele Celular Sul ADR.............................          189
  (a)264,792,610    Tele Centro Sul (Preferred)......................        2,299
       (a)10,477    Tele Centro Sul ADR..............................          438
  (a)442,516,610    Tele Leste Celular (Preferred)...................          256
  (a)470,851,610    Telemig Celular (Preferred)......................          522
       (a)11,175    Telemig Celular ADR..............................          237
  (a)271,682,610    Tele Nordeste Celular (Preferred)................          247
        (a)8,975    Tele Nordeste Celular ADR........................          166
  (a)122,109,610    Tele Norte Celular (Preferred)...................           57
  (a)122,109,610    Tele Norte Leste (Preferred).....................        1,526
   (a)20,876,000    Telerj Celular, Class B..........................          492
               1    Telesp...........................................           --
  (a)154,863,610    Telesp Celular (Preferred).......................        1,141
   (a)88,974,299    Telesp Celular, Class B (Preferred)..............        3,910
        (a)1,296    Telesp Celular ADR...............................           23
   (a)48,915,610    Telesp Participacoes (Preferred).................        1,113
  (a)321,149,610    Tele Sudeste Celular (Preferred).................        1,356
        (a)3,015    Tele Sudeste Celular ADR.........................           62
         247,593    Unibanco ADR (Preferred).........................        3,575


                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
         318,900    Usiminas (Preferred).............................  $       705
          62,535    Usiminas ADR (Preferred).........................          140
                                                                       -----------
                                                                            58,146
                                                                       -----------
  CHILE (1.3%)
         120,900    CCU ADR..........................................        2,327
         171,665    Endesa ADR.......................................        1,953
         199,845    Enersis ADR......................................        5,159
          67,086    Santa Isabel ADR.................................          444
                                                                       -----------
                                                                             9,883
                                                                       -----------
  CHINA (1.3%)
         199,265    Huaneng Power International, Inc. ADR............        2,890
         286,436    Yanzhou Coal Mining Co., Ltd. ADR................        2,166
      11,657,000    Zhejiang Expressway Co., Ltd., Class H...........        2,362
      16,959,000    Zhenhai Refining & Chemical Co., Ltd., Class H...        2,605
                                                                       -----------
                                                                            10,023
                                                                       -----------
  CROATIA (0.2%)
       (e)96,000    Pliva d.d. GDR...................................        1,594
                                                                       -----------
  CZECHOSLOVAKIA (0.4%)
      (a)127,665    SPT Telecom a.s..................................        1,951
       (a)84,870    SPT Telecom a.s. GDR.............................        1,260
                                                                       -----------
                                                                             3,211
                                                                       -----------
  EGYPT (1.5%)
       (a)72,514    Al-Ahram Beverages Co............................        2,095
       (a)21,400    Al-Ahram Beverages Co. GDR.......................          607
              54    Ameriyah Cement Co...............................            1
           1,456    Commercial International Bank....................           11
         106,838    Eastern Tobacco..................................        2,459
          25,200    Egypt Gas Co.....................................        1,870
          26,358    Egyptian Finance & Industrial....................          436
              25    Helwan Cement....................................           --
          44,853    Industrial & Engineering.........................          635
          34,640    Madinet Nasr Housing & Development...............        1,046
          10,885    North Cairo Flour Mills Co.......................          125
         216,700    Paints & Chemical Industry GDR...................        1,300
          74,750    Suez Cement Co. GDR..............................        1,032
                                                                       -----------
                                                                            11,617
                                                                       -----------
  GREECE (8.4%)
          19,690    Alpha Credit Bank................................        2,056
         116,040    Attica Enterprises Holdings......................        1,041
          74,610    Hellenic Bottling Co.............................        2,304
         961,768    Hellenic Telecommunication Organization..........       25,601
    (a)1,175,960    Hellenic Telecommunication Organization ADR......       15,581
          15,180    Heracles General Cement Co.......................          412

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

  GREECE (CONT.)

       (a)36,330    Ionian Bank......................................  $     1,927
          53,430    National Bank of Greece..........................       12,027
       (a)51,690    Panafon Hellenic Telecom GDR.....................        1,348
       (a)58,180    STET Hellas Telecommunications ADR...............        1,884
          14,830    Titan Cement Co..................................        1,139
                                                                       -----------
                                                                            65,320
                                                                       -----------
  HONG KONG (0.4%)
       2,028,000    China Telecom Ltd................................        3,508
                                                                       -----------
  HUNGARY (4.0%)
         102,210    MOL Magyar Olaj-es Gazipari Rt...................        2,793
         485,504    MOL Magyar Olaj-es Gazipari Rt. GDR
                      (Registered)...................................       13,412
         494,652    Matav Rt.........................................        2,818
      (a)260,016    Matav Rt. ADR....................................        7,751
          84,527    OTP Bank Rt......................................        4,220
                                                                       -----------
                                                                            30,994
                                                                       -----------
  INDIA (8.7%)
           5,650    Apollo Tyres Ltd.................................            9
             433    Associated Cement Cos., Ltd......................           10
          10,850    Bajaj Auto Ltd...................................          133
       1,692,600    Bharat Heavy Electricals Ltd.....................       10,466
    (d)1,215,900    Container Corp. of India Ltd.....................        6,848
             240    Esab India Ltd...................................           --
           1,900    Federal Bank Ltd.................................            2
          49,000    Gujarat Ambuja Cements Ltd.......................          300
         570,816    Hero Honda Motors Ltd............................        7,308
          13,000    Hindustan Lever Ltd..............................          510
      (a)170,550    Hindustan Lever Ltd..............................        6,680
             100    Hoechst Marion Roussel Ltd.......................            1
          32,377    Housing Development Finance Corp., Ltd...........        1,661
     (a,g)60,094    India Magnum Fund Ltd., (The) Class A............        1,562
          88,100    Infosys Technology Ltd...........................        6,137
         463,504    ITC Ltd..........................................        8,185
           7,221    Larsen & Toubro Ltd..............................           27
         258,900    Mahanagar Telephone Nigam Ltd....................        1,117
 (a,g)42,697,100    Morgan Stanley Growth Fund.......................        6,032
         103,681    MRF Ltd., Class B................................        3,491
         220,000    Saytam Computer Services Ltd.....................        3,768
          36,600    Shanti Gears Ltd.................................           46
     (a,d)45,000    Sri Venkatesa Mills Ltd..........................            9
           1,231    State Bank of India..............................            5
           2,608    Sudarshan Chemical Industries Ltd................            3
         347,700    Tata Engineering & Locomotive Co., Ltd...........        1,335
         146,000    Zee Telefilms Ltd................................        2,200
                                                                       -----------
                                                                            67,845
                                                                       -----------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
  INDONESIA (1.7%)
       3,672,341    Gudang Garam.....................................  $     5,348
      10,359,855    Indah Kiat Pulp & Paper Corp. (Foreign)..........        2,817
       8,871,300    Telekomunikasi Indonesia.........................        2,994
         292,995    Telekomunikasi Indonesia ADR.....................        1,904
                                                                       -----------
                                                                            13,063
                                                                       -----------
  ISRAEL (6.1%)
       1,697,951    Bank Hapoalim Ltd. (Registered)..................        3,076
      (a)638,460    Bezeq Israeli Telecommunication Corp., Ltd.......        1,995
      (a)103,610    Comverse Technology, Inc.........................        7,356
      (a)216,300    Dor Energy 1988 Ltd..............................          622
         212,659    ECI Telecommunications Ltd.......................        7,576
          44,613    Elron Electronic Industries Ltd..................          714
          89,690    First International Bank of Israel, Class 5......          444
       (a)15,040    Gilat Satellite Networks Ltd.....................          829
         105,815    Koor Industries Ltd..............................        9,242
       (a)17,875    NICE-Systems Ltd.................................          387
      (a)104,150    NICE-Systems Ltd. ADR............................        2,252
      (a)134,091    Orbotech Ltd.....................................        6,353
       (a)28,020    Orckit Communications Ltd........................          454
         189,254    Supersol Ltd.....................................          470
         109,600    Supersol Ltd. ADR................................        1,343
          99,581    Tadiran Telecommunications Ltd...................        1,905
          62,295    Teva Pharmaceutical Industries Ltd. ADR..........        2,535
                                                                       -----------
                                                                            47,553
                                                                       -----------
  KOREA (12.6%)
         170,430    Hankuk Glass Industry Co., Ltd...................        3,556
         736,930    Korea Eelectric Power Corp.......................       18,255
      (d)397,113    Pohang Iron & Steel Co., Ltd.....................       25,071
          38,614    S1 Corp..........................................        7,222
         556,476    Samsung Electronics Co...........................       37,330
       (a)20,256    Samsung Electronics Co. GDR......................          744
        (d)7,924    SK Telecom Co., Ltd..............................        5,984
                                                                       -----------
                                                                            98,162
                                                                       -----------
  MALAYSIA (2.9%)
      (d)991,200    Genting Bhd......................................        1,506
    (d)1,506,000    Kuala Lumpur Kepong Bhd..........................        1,803
      (d)527,000    Nestle (Malaysia) Bhd............................        1,475
    (d)1,676,000    Petronas Gas Bhd.................................        2,654
      (d)656,000    Rothmans of Pall Mall (Malaysia) Bhd.............        2,706
      (d)413,000    Technology Resources Industries Bhd..............          151
    (d)4,610,000    Telekom Malaysia Bhd.............................        8,490
    (d)2,794,000    Tenaga Nasional Bhd..............................        4,014
                                                                       -----------
                                                                            22,799
                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
  MEXICO (9.5%)
         655,668    Alfa, Class A....................................  $     1,848
    (a)1,336,164    Banacci, Class B.................................        1,752
      (a)966,103    Banacci, Class L.................................        1,113
         383,862    Bancomer, Class B................................           82
      (e)277,930    Bancomer, Class C ADR............................        1,181
         739,994    Carso, Class A1..................................        2,512
          37,760    Cemex CPO........................................           82
         919,867    Cemex CPO ADR....................................        3,909
         243,660    Cemex, Class B...................................          602
         431,157    Cemex, Class B ADR...............................        2,102
    (a)1,293,298    Cifra, Class C...................................        1,578
          13,425    Cifra, Class V...................................           16
         165,730    Cifra, Class V ADR...............................        2,011
          49,885    Desc ADR.........................................          957
         312,281    Femsa ADR........................................        8,315
       2,502,579    Kimberly-Clark, Class A..........................        7,952
          90,469    Tamsa ADR........................................          582
      (a)656,439    Televisa CPO GDR.................................       16,206
         420,392    Telmex, Class L ADR..............................       20,468
         144,731    TV Azteca ADR....................................          968
                                                                       -----------
                                                                            74,236
                                                                       -----------
  PAKISTAN (2.2%)
           (d)31    Crescent Textile Mills Ltd.......................           --
      (a,d)3,162    D.G. Khan Cement Ltd.............................           --
    (d)4,626,500    Fauji Fertilizer Co., Ltd........................        3,855
    (d)5,265,900    Hub Power Co.....................................        1,222
    (d)1,252,665    Pakistan State Oil Co., Ltd......................        1,786
    (a,d)140,167    Pakistan Telecommunications Corp. GDS............        4,836
   (d)13,449,300    Pakistan Telecommunications Corp., Class A.......        4,650
  (a,d)5,627,702    Sui Northern Gas.................................          921
                                                                       -----------
                                                                            17,270
                                                                       -----------
  PERU (0.0%)
              49    Cementos Lima....................................           --
                                                                       -----------
  PHILIPPINES (1.8%)
       1,141,490    Manila Electric Co., Class B.....................        3,668
         124,865    Philippine Long Distance Telephone Co............        3,210
           7,200    Philippine Long Distance Telephone Co. ADR.......          186
       2,265,560    San Miguel Corp., Class B........................        4,368
      13,629,500    SM Prime Holdings, Inc...........................        2,593
                                                                       -----------
                                                                            14,025
                                                                       -----------
  POLAND (4.0%)
          70,836    Bank Handlowy W Warszawie........................          874
          57,420    Bank Handlowy W Warszawie GDR....................          708
          30,229    Bank Slaski......................................        1,567
         937,429    BIG Bank Gdanski.................................          841
         194,000    BIG Bank Gdanski GDR.............................        2,629


                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
          58,867    BRE Bank.........................................  $     1,358
          41,151    Debica...........................................          599
     (a,d)33,400    Eastbridge N.V...................................        2,246
         563,140    Elektrim.........................................        6,097
       (a)25,565    Exbud............................................          221
      (a)150,750    Exbud GDR........................................        1,301
          24,417    Powszechny Bank Kredytowy........................          522
         162,600    Prokom Software GDR..............................        3,065
    (a)1,644,595    Telekomunikacja Polska GDR.......................        8,387
          82,556    Wielkopolski Bank Kredytowy......................          520
                                                                       -----------
                                                                            30,935
                                                                       -----------
  RUSSIA (0.9%)
    (a,d)592,359    Alliance Cellulose Ltd...........................          668
 (a,d)37,259,635    Mustcom..........................................        4,210
      (d)317,851    Russian Telecom Development Corp.................          572
        (a,d)990    Storyfirst Communications, Inc., Class C.........          175
      (a,d)2,640    Storyfirst Communications, Inc., Class D.........          468
      (a,d)3,250    Storyfirst Communications, Inc., Class E.........          576
      (a,d)1,331    Storyfirst Communications, Inc., Class F.........          471
                                                                       -----------
                                                                             7,140
                                                                       -----------
  SINGAPORE (0.2%)
       1,208,000    Want Want Holdings Ltd...........................        1,450
                                                                       -----------
  SOUTH AFRICA (5.2%)
         849,610    ABSA Group Ltd...................................        4,024
         860,459    Bidvest Group Ltd................................        6,238
       8,080,401    BOE Corp., Ltd., Class N.........................        4,596
       1,604,842    BOE Ltd..........................................        1,038
         905,750    Ellerine Holdings Ltd............................        1,953
       2,080,400    FirstRand Ltd....................................        2,267
         159,125    Liberty Life Association of Africa Ltd...........        2,188
         113,760    Nedcor Ltd.......................................        1,935
    (a)4,436,700    New Africa Investments Ltd., Class N.............        2,712
         285,380    Persetel Holdings Ltd............................        2,316
          25,220    Primedia Ltd., Class N...........................           56
         600,370    Rembrandt Group Ltd..............................        3,669
         469,990    Sasol Ltd........................................        1,775
         184,550    South African Breweries Ltd......................        3,105
       1,372,254    The Education Investment Corp., Ltd..............        1,584
       2,418,600    Woolworths holdings Ltd..........................        1,191
                                                                       -----------
                                                                            40,647
                                                                       -----------
  TAIWAN (7.2%)
      (a)329,000    Arima Computer Corp..............................        1,716
      (a)598,750    Asustek Computer, Inc............................        5,594
    (a)1,414,063    Compal Electronics, Inc..........................        4,608

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

  TAIWAN (CONT.)

      (a)456,000    Compeq Manufacturing Co., Ltd....................  $     2,986
       1,901,000    Far East Textile Ltd.............................        1,552
    (a)2,395,000    Hon Hai Precision Industry.......................       13,231
       1,261,428    President Chain Store Corp.......................        3,974
    (a)3,608,072    Siliconware Precision Industries Co..............        6,383
    (a)4,489,000    Taiwan Semiconductor Manufacturing Co............        9,892
      (a)415,960    Taiwan Semiconductor Manufacturing Co. ADR.......        5,901
                                                                       -----------
                                                                            55,837
                                                                       -----------
  THAILAND (1.5%)
         629,950    Advanced Info Service PCL (Foreign)..............        3,743
      (d)321,100    BEC World PCL (Foreign)..........................        1,767
         310,250    Delta Electronics (Thailand) PCL (Foreign).......        1,639
      (a)298,000    PTT Exploration & Production PCL (Foreign).......        2,099
      (a)416,600    Shinawatra Computer Co. PCL (Foreign)............        1,433
      (a)333,300    Siam Cement PCL (Foreign)........................          733
                                                                       -----------
                                                                            11,414
                                                                       -----------
  TURKEY (2.0%)
      (e)122,680    Akbank T.A.S.....................................          498
      31,243,100    Ege Biracilik....................................        2,427
      21,320,000    Erciyas Biracilik................................        1,419
       1,153,000    Migros (Registered)..............................        1,151
       8,107,461    Petrol Ofisi A.S.................................        1,092
   (a)42,354,601    Vestel Elektronik Sanayi Ve Ticaret A.S..........        3,491
     494,919,664    Yapi Ve Kredi Bankasi A.S........................        5,726
                                                                       -----------
                                                                            15,804
                                                                       -----------
  VENEZUELA (0.4%)
         199,261    CANTV ADR........................................        3,549
                                                                       -----------
  ZIMBABWE (0.4%)
       6,665,249    Delta Corp., Ltd.................................        1,451
         290,800    Meikles Africa Ltd...............................          187
       1,682,700    Meikles Africa Ltd. ADR..........................          942
    (e)9,900,000    Trans Zambesi Industries Ltd.....................          453
       3,800,000    Trans Zambesi Industries Ltd. (Registered).......          174
                                                                       -----------
                                                                             3,207
                                                                       -----------
  OTHER (0.3%)
      (g)245,645    Morgan Stanley Africa Investment Fund, Inc.......        2,057
                                                                       -----------
TOTAL COMMON STOCKS (Cost $931,631)..................................      735,908
                                                                       -----------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
PREFERRED STOCKS (0.0%)
  COLOMBIA (0.0%)
         103,207    Bancolombia (Cost $617)..........................  $       139
                                                                       -----------

     NO. OF
     RIGHTS
----------------

RIGHTS (0.0%)
  SOUTH AFRICA (0.0%)
      (a)415,100    Primedia Ltd.....................................            1
                                                                       -----------
  TAIWAN (0.0%)
      (a,d)3,630    Compal Electronics, Inc..........................           --
                                                                       -----------
TOTAL RIGHTS (Cost $0)...............................................            1
                                                                       -----------

     NO. OF
    WARRANTS
----------------

WARRANTS (0.0%)
  THAILAND (0.0%)
    (a)1,020,633    Siam Commercial Bank PCL (Foreign) (Cost $0).....           --
                                                                       -----------

     NO. OF
     UNITS
----------------

UNITS (1.6%)
  MEXICO (1.5%)
    (a)4,218,861    Femsa............................................       11,444
                                                                       -----------
  RUSSIA (0.1%)
      (a,d)1,637    Storyfirst Communications, Inc., First Section,
                      Tranche I, 25.00%, 1/29/99.....................          290
         (a,d)96    Storyfirst Communications, Inc., Second Section,
                      Tranche I, 25.00%, 1/29/99.....................           17
        (a,d)421    Storyfirst Communications, Inc., Tranche II,
                      26.00%, 1/29/99................................           75
        (a,d)562    Storyfirst Communications, Inc., Tranche IV,
                      28.00%, 1/29/99................................           99
        (a,d)654    Storyfirst Communications, Inc., Tranche V,
                      29.00%, 1/29/99................................          116
        (a,d)550    Storyfirst Communications, Inc., Tranche VI,
                      30.00%, 1/29/99................................           97
                                                                       -----------
                                                                               694
                                                                       -----------
TOTAL UNITS (Cost $12,862)...........................................       12,138
                                                                       -----------

      FACE
     AMOUNT
     (000)
----------------

CONVERTIBLE DEBENTURES (0.1%)
  INDIA (0.0%)
INR       (d)336    DCM Shriram Industries Ltd., 7.50%, 2/21/02......          129
                                                                       -----------
  SOUTH AFRICA (0.1%)
ZAR          111    Sasol Ltd. 8.50%, 12/29/49.......................          388
                                                                       -----------
TOTAL CONVERTIBLE DEBENTURES (Cost $3,421)...........................          517
                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                               VALUE
     (000)                                                                (000)
----------------------------------------------------------------------------------
NON-CONVERTIBLE DEBENTURES (0.6%)
  INDIA (0.2%)
INR       (d)341    DCM Shriram Industries Ltd., (Floating Rate),
                      16.50%, 2/21/02................................  $       172
          (d)700    Saurashtra Cement & Chemicals Ltd., 18.00%,
                      11/27/00.......................................        1,539
                                                                       -----------
                                                                             1,711
                                                                       -----------
  RUSSIA (0.4%)
$      (d)21,883    Svyaz Finance Ltd., 17.00%, 8/11/99..............        3,414
                                                                       -----------
TOTAL NON-CONVERTIBLE DEBENTURES (Cost $24,748)......................        5,125
                                                                       -----------
TOTAL FOREIGN SECURITIES (96.7%)
  (Cost $973,279)....................................................      753,828
                                                                       -----------
SHORT-TERM INVESTMENTS (1.4%)
  REPURCHASE AGREEMENT (1.4%)
          10,839    Chase Securities, Inc. 4.45%, dated 12/31/98, due
                      1/04/99 to be repurchased at $10,844,
                      collaterized by U.S. Treasury Bonds 11.25%, due
                      2/15/15, valued at $11,060 (Cost $10,839)......       10,839
                                                                       -----------
FOREIGN CURRENCY (2.8%)
BRL        5,499    Brazilian Real...................................        4,551
EGP        2,436    Egyptian Pound...................................          714
GRD      540,130    Greek Drachma....................................        1,930
HKD            1    Hong Kong Dollar.................................           --
INR       94,395    Indian Rupee.....................................        2,223
ILS        4,180    Israeli Shekel...................................        1,006
(d)MYR     9,893    Malaysian Ringgit................................        1,822
MXP        7,594    Mexican Peso.....................................          767
(d)PKR   179,574    Pakistani Rupee..................................        3,267
PHP       13,739    Philippines Peso.................................          353
PLN        3,294    Polish Zloty.....................................          939
ZAR       10,589    South African Rand...............................        1,798
KRW          110    South Korean Won.................................           --
LKR            2    Sri Lankan Rupee.................................           --
TWD       60,832    Taiwan Dollar....................................        1,888
TRL   46,644,701    Turkish Lira.....................................          148
ZWD           99    Zimbabwe Dollar..................................            3
                                                                       -----------
TOTAL FOREIGN CURRENCY (Cost $22,144)................................       21,409
                                                                       -----------

                                                                          VALUE
                                                                          (000)
----------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.9%) (Cost $1,006,262)..........................  $  786,076
                                                                        ----------
OTHER ASSETS (1.9%)
  Receivable for Investments Sold.........................  $    8,639
  Dividends Receivable....................................       2,949
  Interest Receivable.....................................       1,589
  Receivable for Portfolio Shares Sold....................       1,503
  Foreign Withholding Tax Reclaim Receivable..............         408
  Net Unrealized Gain on Swap Agreements..................           9
  Other...................................................          71      15,168
                                                            ----------
LIABILITIES (-2.8%)
  Payable for Investments Purchased.......................     (11,990)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts.............................................      (3,906)
  Investment Advisory Fees Payable........................      (2,724)
  Bank Overdraft Payable..................................      (1,204)
  Custodian Fees Payable..................................        (592)
  Payable for Foreign Taxes...............................        (450)
  Payable for Portfolio Shares Redeemed...................        (349)
  Administrative Fees Payable.............................        (109)
  Directors' Fees & Expenses Payable......................         (97)
  Distribution Fees Payable...............................          (5)
  Other Liabilities.......................................        (504)    (21,930)
                                                            ----------  ----------
NET ASSETS (100%).....................................................  $  779,314
                                                                        ----------
                                                                        ----------

NET ASSETS CONSIST OF:
Paid in Capital.......................................................  $1,394,473
Accumulated Net Investment Loss.......................................      (2,499)
Accumulated Net Realized Loss.........................................    (388,645)
Unrealized Depreciation on Investments, Foreign Currency Translations
  and Swap Agreements (Net of accrual for foreign taxes of $221 on
  unrealized appreciation on investments).............................    (224,015)
                                                                        ----------
NET ASSETS............................................................  $  779,314
                                                                        ----------
                                                                        ----------

CLASS A:
----------------------------------------------------------------------
NET ASSETS............................................................    $772,115
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 80,820,616 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).....................................       $9.55
                                                                        ----------
                                                                        ----------
CLASS B:
----------------------------------------------------------------------
NET ASSETS............................................................      $7,199
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 752,781 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).....................................       $9.56
                                                                        ----------
                                                                        ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                           NET
   CURRENCY                                 IN EXCHANGE                UNREALIZED
  TO DELIVER       VALUE     SETTLEMENT         FOR          VALUE     GAIN (LOSS)
     (000)         (000)        DATE           (000)         (000)        (000)
---------------   --------   -----------   --------------   --------   -----------
KRW  11,140,983   $  9,261     1/04/99     U.S.$    7,218   $  7,218   $   (2,043)
PHP         495         13     1/04/99     U.S.$       13         13           --
PHP       2,528         65     1/04/99     U.S.$       65         65           --
PHP       1,676         43     1/04/99     U.S.$       43         43           --
PHP       2,740         70     1/04/99     U.S.$       70         70           --
PHP       3,256         84     1/04/99     U.S.$       83         83           (1)
PHP         748         19     1/04/99     U.S.$       19         19           --
U.S.$       196        196     1/04/99     CZK      5,826        194           (2)
U.S.$       982        982     1/04/99     KRW  1,185,933        986            4
U.S.$     1,480      1,480     1/04/99     KRW  1,968,400      1,636          156
U.S.$     6,005      6,005     1/04/99     KRW  7,986,650      6,639          634
U.S.$     1,029      1,029     1/05/99     GRD    291,122      1,040           11
KRW  11,849,920      9,850     1/05/99     U.S.$    7,796      7,796       (2,054)
KRW   2,202,100      1,830     1/06/99     U.S.$    1,444      1,444         (386)
KRW  10,094,320      8,387     1/07/99     U.S.$    6,641      6,641       (1,746)
KRW   1,929,634      1,601     1/31/99     U.S.$    1,595      1,595           (6)
MYR      12,346      2,274     2/11/99     U.S.$    2,738      2,738          464
MYR      49,009      9,026     2/11/99     U.S.$   10,856     10,856        1,830
U.S.$    13,594     13,594     2/11/99     MYR     61,356     11,299       (2,295)
ZAR      33,043      5,327     6/21/99     U.S.$    5,626      5,626          299
ZAR      66,147     10,663     6/21/99     U.S.$   11,253     11,253          590
U.S.$       563        563     6/21/99     ZAR      3,660        590           27
U.S.$     2,677      2,677     6/21/99     ZAR     17,615      2,840          163
U.S.$     3,237      3,237     6/21/99     ZAR     20,814      3,355          118
U.S.$     2,521      2,521     6/21/99     ZAR     16,166      2,606           85
U.S.$     6,353      6,353     6/21/99     ZAR     40,935      6,599          246
                  --------                                  --------   -----------
                  $ 97,150                                  $ 93,244   $   (3,906)
                  --------                                  --------   -----------
                  --------                                  --------   -----------

------------------------------------------------------------
SWAP AGREEMENTS:
The Portfolio had the following Total Return Swap Agreements open at December 31, 1998:

                                                                   UNREALIZED
 NOTIONAL                                                         APPRECIATION
  AMOUNT                                                         (DEPRECIATION)
  (000)                          DESCRIPTION                          (000)
----------    -------------------------------------------------  ---------------
$ (d)3,403    Agreement with Goldman Sachs International
                terminating
                March 4, 1999 to make quarterly payments equal
                to the three month USD-LIBOR plus 2.00% and to
                receive quarterly payments equal to the SET
                Index converted into USD at the mid-market
                rate.                                            $          106
  (d)1,509    Agreement with Goldman Sachs International
                terminating
                March 3, 1999 to make quarterly payments equal
                to the three month USD-LIBOR plus 1.75% and to
                receive quarterly payments equal to the SET
                Index converted into USD at the mid-market
                rate.                                                        45
  (d)1,721    Agreement with Goldman Sachs International
                terminating
                March 5, 1999 to make quarterly payments equal
                to the three month USD-LIBOR plus 1.75% and to
                receive quarterly payments equal to the SET
                Index converted into USD at the mid-market
                rate.                                                       (10)
  (d)3,496    Agreement with Goldman Sachs International
                terminating
                March 10, 1999 to make quarterly payments equal
                to the three month USD-LIBOR plus 2.00% and to
                receive quarterly payments equal to the SET
                Index converted into USD at the mid-market
                rate.                                                      (132)
                                                                          -----
                                                                 $            9
                                                                          -----
                                                                          -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Investments (totaling $101,551 or 13.0% of net assets at December 31,
          1998) were valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(g)   --  The fund is advised by an affiliate.
ADR   --  American Depositary Receipt
CZK   --  Czech Koruna
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
LIBOR  -- London Interbank Offer Rate
PCL   --  Public Company Limited
RFD   --  Ranked for Dividend
SET   --  Securities Exchange of Thailand
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1998.

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $ 120,423         15.4%
Consumer Goods.........................    142,563         18.3
Energy.................................     84,611         10.9
Finance................................     81,765         10.5
Materials..............................     61,032          7.8
Multi-Industry.........................     34,937          4.5
Services...............................    228,497         29.3
                                         ---------          ---
                                         $ 753,828         96.7%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Belgium                1.2%
Denmark                1.1%
Finland                6.4%
France                 9.4%
Germany               11.4%
Ireland                3.0%
Italy                  8.2%
Netherlands            5.0%
Norway                 1.7%
Spain                  5.8%
Sweden                 6.9%
Switzerland           14.3%
United Kingdom        23.4%
Other                  2.2%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               EURPOEAN EQUITY PORTFOLIO-CLASS
                                              A                   MSCI EUROPE INDEX(1)
4/02/93*                                               $500,000                $500,000
12/31/93                                               $645,500                $606,800
12/31/94                                               $715,750                $620,650
12/31/95                                               $800,566                $754,835
12/31/96                                               $979,012                $914,030
12/31/97                                             $1,154,059              $1,131,569
12/31/98                                             $1,247,422              $1,454,406
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
-----------------------------------------

                                         TOTAL RETURNS(2)
                        --------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                          ONE YEAR       FIVE YEARS       SINCE INCEPTION
                        ------------  -----------------  -----------------
PORTFOLIO -- CLASS
A.....................        8.09%          14.09%             17.24%
PORTFOLIO -- CLASS
B.....................        7.80             N/A              15.31
INDEX -- CLASS A......       28.53           19.10              20.23
INDEX -- CLASS B......       28.53             N/A              24.22

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the European Equity Portfolio is to seek long-term capital appreciation through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the year ended December 31, 1998, the Portfolio had a total return of 8.09% for the Class A shares and 7.80% for the Class B shares compared to a total return of 28.53% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return of Class A shares was 14.09% compared to 19.10% for the Index. From inception on April 2, 1993 through December 31, 1998, the average annual total return of Class A shares was 17.24% compared to 20.23% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 15.31% compared to 24.22% for the Index.

Within the second half of 1998, the Portfolio underperformed the Index. A key contributing factor to that performance was the continued decline in oil prices, which, despite a brief spike during the airstrikes on Iraq, reached their lowest point in real terms since 1972. This decline cut the revenue projections for the Portfolio's holdings in energy dependent stocks such as British Oil exploration company Premier Oil (-63%) and French integrated oil concern Total (-22%). Royal and Sun Alliance also

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)
suffered a price decline on an absolute basis (-21%), due in large part to a sharp increase in weather related claims, including from damage wrought by Hurricane Georges in the U.S., severe flooding in Britain, and a Canadian ice storm.

Strengthening European currencies also impacted the Portfolio. One of the Portfolio's largest holdings, Swiss food producer Nestle, rose 2%, held back by concerns over the weakening U.S. dollar (50% of Nestle revenues are derived in dollars or dollar-related currencies). Similar considerations weighed on Bayer (-19%), and BASF (-20%).

In the fourth quarter, this negative performance was mitigated by substantial gains in the banking sector. A 25 basis point reduction in the Fed Funds rate, combined with a perception of decreasing risk in the emerging markets, triggered a revaluation of UBS (+58%), Banco Bilbao Viscaya (+47%), and ING Groep (+35%). Further, speculation of increased financial concentration and takeover activity following the introduction of the Euro prompted rises in smaller domestic banks such as Bank of Scotland (+25%), Bank of Ireland (+20%), and Banca Pop. di Bergamo (+20%). Gains in the Portfolio in the fourth quarter were not limited to the banking sector, however, as Telecom Italia (+32%) and Telefonica (+25%) rose on favorable regulatory news.

OUTLOOK
Following the very narrow rally in Europe in the fourth quarter, 1998 has been one of the worst years on record for value investors. Importantly, the valuation anomaly between expensive large caps and undervalued mid caps moved to new extremes in the fourth quarter. Attracted by their quality franchises and cheap multiples, the Portfolio has migrated over the last 18 months to mid and smaller companies. In the recent flight to liquidity, these small/mid cap names have been shunned by investors, often for reasons unrelated to fundamentals. Although small/ mid cap valuations re-rated strongly upwards in the spring of 1997, the valuation gap has widened again in 1998. This has been the principal cause for our European returns lagging their benchmark last year.

As pure bottom up investors, we do not attempt to market time nor predict the short term ebbs and flows of the economic cycle. We do understand quality companies and spend a great deal of time conducting due diligence and testing our assumptions for cash flow growth under various scenarios. Experience tells us that owning a portfolio of cheap companies (i.e. low price/cash flow) builds in a margin of safety for when markets fall on tough times.

The Portfolio has a neutral weighting in banks dominated by medium size regional retail banks such as Bank of Ireland, Bank of Scotland and Sparebanken, Nordbanken and Merita in Scandinavia. ABN Amro in the Netherlands and UBS in Switzerland are the only large trading banks held. In addition to being expensive, the large European trading banks look vulnerable in the current volatile financial market environment, having much greater loan exposure to emerging markets than do U.S. and U.K. banks. The Portfolio is underweight insurance.

The Portfolio has almost no weighting in technology, a sector typically characterized by high valuations and boom-bust cycles. European technology also typically is not at the forefront of technological innovation, nor the low cost producers. As such we have been underweight and the Portfolio's performance has been negatively impacted by not owning European technology names like enterprise software company SAP in Germany or Nokia in Finland.

The Portfolio is overweight cyclicals with an emphasis on less economically sensitive names or special situations. We have found attractive value in the European machinery and engineering sector. Our focus has been on companies who rely more on lucrative recurring service revenues than on original manufacturing. Elevator manufacturer, Kone in Finland, is an example. The Portfolio is overweight cement companies within the building materials sector. Holderbank, the Swiss cement company, has a strong defendable franchise. We expect that with Europe's shift to the left of the political spectrum and given the underinvestment in infrastructure on the continent (as a result of budget restraint to meet the Maastricht criteria) demand for cement and aggregates is likely to exceed GDP growth in the coming years.

We are attracted to the stable cash flows and attractive valuation of European consumer stocks and remain overweight tobacco. Richemont, Swiss holding company for Rothmans International and owning luxury good brands like Cartier and Dunhill, is the Portfolio's largest holding. Other defensive holdings include Nestle and U.K. household products company Reckitt & Colman.

The timing of the launch of the Euro has coincided with unprecedented financial market volatility and continued emerging market weakness. Although we see Economic and Monetary Union (EMU) as a long-term fillip to Europe's sustainable growth rate, the Euro-zone faces important challenges in its first year. Of immediate concern is a potentially strengthening Euro and the detrimental impact that would imply for short-term growth. We believe that a quality mid cap Portfolio offers the most compelling valuation and long term reward potential.

Robert Sargent
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (96.9%)
  BELGIUM (1.2%)
          55    GB INNO AFV......................................  $       3
      41,000    GB INNO BM.......................................      2,147
                                                                   ---------
                                                                       2,150
                                                                   ---------
  DENMARK (1.1%)
      21,300    Unidanmark A/S, Class A..........................      1,924
                                                                   ---------
  FINLAND (6.4%)
      48,000    Huhtamaki Oyj, Series 1..........................      1,838
      17,750    KCI Konecranes International.....................        806
      14,145    Kone Oyj, Class B................................      1,648
     381,750    Merita Ltd., Class A.............................      2,427
      97,850    Metra Oyj, Class B...............................      1,700
      23,475    Sampo Insurance Co., plc, Class A................        897
     127,300    The Rauma Group..................................      1,860
                                                                   ---------
                                                                      11,176
                                                                   ---------
  FRANCE (9.4%)
   (a)31,000    CNP Assurances...................................        942
      16,900    Cie de Saint Gobain..............................      2,386
      31,970    Cie Generale des Establissements Michelin, Class
                  B (Registered).................................      1,279
      21,400    Elf Aquitaine....................................      2,474
       6,430    Groupe Danone....................................      1,841
       8,441    Lafarge..........................................        802
      46,000    Rhone-Poulenc....................................      2,368
      21,210    Total, Class B...................................      2,148
      16,165    Union des Assurances Federales...................      2,146
                                                                   ---------
                                                                      16,386
                                                                   ---------
  GERMANY (10.5%)
      70,200    BASF AG..........................................      2,677
      16,600    Bayer AG.........................................        697
      24,300    Bayerische Vereinsbank AG........................      1,922
       4,520    Buderus AG.......................................      1,668
      19,065    Philipp Holzmann AG..............................      2,975
       5,395    Suedzucker AG....................................      2,445
      37,200    VEBA AG..........................................      2,204
       2,010    Viag AG..........................................      1,188
      30,030    Volkswagen AG....................................      2,430
                                                                   ---------
                                                                      18,206
                                                                   ---------
  IRELAND (3.0%)
     155,544    Bank of Ireland..................................      3,466
     394,000    Greencore Group plc..............................      1,820
                                                                   ---------
                                                                       5,286
                                                                   ---------
  ITALY (8.2%)
      14,685    Banca Popolare Di Bergamo S.p.A..................        357
     230,700    Marzotto (Gaetano) & Figli S.p.A.................      2,546
     404,100    Mediaset S.p.A...................................      3,283
     779,300    Sogefi S.p.A.....................................      2,121


                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
     239,100    Telecom Italia S.p.A.............................  $   2,044
     611,505    Telecom Italia S.p.A. (RNC)......................      3,855
                                                                   ---------
                                                                      14,206
                                                                   ---------
  NETHERLANDS (5.0%)
      82,200    ABN Amro Holding N.V.............................      1,730
      68,450    Akzo Nobel N.V...................................      3,117
      30,736    ING Groep N.V....................................      1,875
      28,600    Philips Electronics N.V..........................      1,919
                                                                   ---------
                                                                       8,641
                                                                   ---------
  NORWAY (1.7%)
     147,490    Sparebanken......................................      2,872
                                                                   ---------
  SPAIN (5.8%)
     117,550    Banco Bilbao Vizcaya (Registered)................      1,845
     239,100    Iberdrola........................................      4,479
      42,845    Telefonica.......................................      1,907
     165,400    Uralita..........................................      1,844
                                                                   ---------
                                                                      10,075
                                                                   ---------
  SWEDEN (6.9%)
      95,700    Autoliv, Inc.....................................      3,440
      70,700    BT Industries AB.................................      1,031
     475,900    Nordbanken Holding AB............................      3,057
     141,600    Svedala Intrustri AB.............................      2,064
      59,000    Svenska Handelsbanken, Class A...................      2,492
                                                                   ---------
                                                                      12,084
                                                                   ---------
  SWITZERLAND (14.3%)
       4,045    Cie Financiere Richemont AG, Class A.............      5,728
       4,650    Forbo Holding AG (Registered)....................      2,034
       3,310    Holderbank Financiere Glarus AG, Class B
                  (Bearer).......................................      3,924
       2,725    Nestle (Registered)..............................      5,941
       3,290    SIG Schweizensche Industrie-Gesellschaft Holding
                  AG (Registered)................................      1,943
         748    Schindler Holding AG (Registered)................      1,276
    (a)5,270    Swisscom AG......................................      2,209
      (a)190    Union Bank of Switzerland AG (Registered)........         59
       6,310    Valora Holding AG................................      1,709
                                                                   ---------
                                                                      24,823
                                                                   ---------
  UNITED KINGDOM (23.4%)
   1,093,400    Aegis Group plc..................................      1,583
         600    Allied Domecq plc................................          6
   (a)67,700    Allied Zurich plc................................      1,010
     268,618    BG plc...........................................      1,695
     239,210    Bank of Scotland.................................      2,854
     111,100    British Telecommunications plc...................      1,674
     312,600    Bunzl plc........................................      1,222
     213,010    Burmah Castrol plc...............................      3,048
     192,300    Capital Radio plc................................      1,872
     413,800    Charter plc......................................      2,272

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

     633,700    Devro plc........................................  $   1,824
     174,683    Diageo plc.......................................      1,988
      82,980    Great Universal Stores plc.......................        875
     748,100    Halma plc........................................      1,506
     271,200    Imperial Tobacco Group plc.......................      2,906
     179,075    Lonrho plc.......................................        980
     210,000    Morgan Crucible Co...............................        964
     235,200    Premier Farnell plc..............................        626
   4,022,986    Premier Oil plc..................................      1,071
     175,400    RMC Group plc....................................      2,402
     212,132    Reckitt & Colman plc.............................      2,809
     271,261    Royal & Sun Alliance Insurance Group plc.........      2,215
     528,500    WPP Group plc....................................      3,216
                                                                   ---------
                                                                      40,618
                                                                   ---------
TOTAL COMMON STOCKS (Cost $151,918)..............................    168,447
                                                                   ---------
PREFERRED STOCKS (0.9%)
  GERMANY (0.9%)
       5,480    Dyckerhoff AG....................................      1,529
       1,600    Volkswagen AG....................................         80
                                                                   ---------
TOTAL PREFERRED STOCKS (Cost $1,490).............................      1,609
                                                                   ---------

   NO. OF
   RIGHTS
------------

RIGHTS (0.0%)
  SPAIN (0.0%)
   (a)42,845    Telefonica, expiring 1/30/99 (Cost $0)...........         38
                                                                   ---------
TOTAL FOREIGN SECURITIES (97.8%) (Cost $153,408).................    170,094
                                                                   ---------

    FACE
   AMOUNT
   (000)
------------

SHORT-TERM INVESTMENT (2.0%)
  REPURCHASE AGREEMENT (2.0%)
$      3,547    Chase Securities, Inc. 4.45%, dated 12/31/98, due
                  1/4/99, to be repurchased at $3,549,
                  collateralized by U.S. Treasury Bonds, 11.25%,
                  due 2/15/15, valued at $3,621
                  (Cost $3,547)..................................      3,547
                                                                   ---------
  FOREIGN CURRENCY (0.0%)
ESP      592    Spanish Peseta (Cost $4).........................          4
                                                                   ---------

                                                                     VALUE
                                                                     (000)
----------------------------------------------------------------------------

TOTAL INVESTMENTS (99.8%) (Cost $156,959).........................  $173,645
                                                                    --------
OTHER ASSETS (2.0%)
  Receivable for Investments Sold.....................  $    2,611
  Dividends Receivable................................         594
  Foreign Withholding Tax Reclaim Receivable..........         255
  Other...............................................          13     3,473
                                                        ----------
LIABILITIES ( - 1.8%)
  Bank Overdraft Payable..............................      (2,612)
  Investment Advisory Fees Payable....................        (393)
  Payable for Portfolio Shares Redeemed...............        (106)
  Custodian Fees Payable..............................         (30)
  Administrative Fees Payable.........................         (27)
  Directors' Fees and Expenses Payable................         (13)
  Distribution Fees Payable...........................          (3)
  Other Liabilities...................................         (41)   (3,225)
                                                        ----------  --------
NET ASSETS (100%).................................................  $173,893
                                                                    --------
                                                                    --------

NET ASSETS CONSIST OF:
Paid in Capital...................................................  $153,005
Overdistributed Net Investment Income.............................      (125)
Accumulated Net Realized Gain.....................................     4,315
Unrealized Appreciation on Investments and Foreign Currency
  Translations....................................................    16,698
                                                                    --------
NET ASSETS........................................................  $173,893
                                                                    --------
                                                                    --------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $168,712
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 10,710,559 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $15.75
                                                                    --------
                                                                    --------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................    $5,181
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 329,230 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $15.74
                                                                    --------
                                                                    --------

------------------------------------------------------------

(a)   --  Non-income producing security
RNC   --  Non-convertible savings shares

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
       SUMMARY OF FOREIGN AND U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
  Capital Equipment....................  $  19,646         11.3%
  Consumer Goods.......................     41,993         24.2
  Energy...............................     17,118          9.8
  Finance..............................     34,089         19.6
  Materials............................     25,003         14.4
  Multi-Industry.......................      6,141          3.5
  Services.............................     26,104         15.0
                                         ---------          ---
                                         $ 170,094         97.8%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Denmark                3.0%
Finland                2.4%
France                30.0%
Ireland                4.6%
Italy                  3.1%
Norway                 3.5%
Spain                  7.2%
Sweden                16.7%
United Kingdom        47.2%
Other                -17.7%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               EUROPEAN REAL ESTATE PORTFOLIO-CLASS  EUROPEAN REAL ESTATE PORTFOLIO-CLASS
                                                A                                     B
10/01/97*                                                  $500,000                              $100,000
12/31/97                                                   $476,400                               $95,240
12/31/98                                                   $499,029                               $99,621
* Commencement of operations
** Minimum investment

                                   GPR LIFE EUROPEAN REAL ESTATE T.R.
                                                INDEX(1)
10/01/97*                                                        $500,000
12/31/97                                                         $500,650
12/31/98                                                         $498,647
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR Life European Real Estate T.R. Index value at December 31, 1998 assumes a minimum initial investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 1998 would be $99,729.

PERFORMANCE COMPARED TO THE GPR LIFE
EUROPEAN REAL ESTATE T.R. INDEX(1)
-----------------------------------

                                            TOTAL RETURNS(2)
                                       ---------------------------
                                                   AVERAGE ANNUAL
                                        ONE YEAR   SINCE INCEPTION
                                       ----------  ---------------
PORTFOLIO -- CLASS A.................       4.75%       - 0.16%
PORTFOLIO -- CLASS B.................       4.60        - 0.30
INDEX................................     - 0.40        - 0.30

1. The GPR Life European Real Estate T.R. Index is a European market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

For the year ended December 31, 1998, the Portfolio had a total return of 4.75% for the Class A shares and 4.60% for the Class B shares compared to -0.40% for the GPR Life European Real Estate T.R. Index (the "Index"). From inception on October 1, 1997 through December 31, 1998, the average annual total return of -0.16% for Class A shares and -0.30% for Class B shares compared to -0.30% for the Index.

Activity in the European real estate securities markets during 1998 was dominated by investor anticipation of the January 1, 1999 initiation of the Euro. The single currency required a harmonization of European interest rates, which proved highly positive for a number of the markets. As a result, each of the Euro-countries outperformed the Index. At the same time, three of the five non-Euro markets underperformed the Index, including the two largest non-Euro markets, Sweden and the U.K.. Overall, the Index fell -6.1% in ECU terms during the year, dragged down by the U.K.'s -22.0% return. While we believe the actual implementation of the currency will continue to favorably affect these markets through 1999, we expect global economic tightening to serve as the dominant driving force. As such, we are repositioning the Portfolio toward a more defensive stance, lightening Scandinavia, increasing France, and adding to the larger market-cap U.K. positions.

The United Kingdom property shares returned a dismal year. U.K. real estate securities fell -22.0% for the year, in ECU terms, after posting a negative performance in 8 of the last 9 months of 1998. This drop in pricing is a result of a change in growth expectations rather than a reduction in property

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
European Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

values. In January 1998, the U.K. majors, 7 of the largest U.K. listed property companies, were expected to realize a 19.2% increase in net asset value over 1998. At this time, the shares were trading at a 22% premium to net asset value. Today, growth estimates have fallen to 6.1%, and share premiums have reversed to a 22% discount. This change in expectations is driven by the anticipated slowdown in the U.K. and global economies. However, we believe the recent drop in interest rates by the Bank of England, 150 basis points since October, and the significant discount to net asset value, provide sufficient downside protection to warrant an additional allocation to the largest European real estate securities market. As such, we remain underweight the country overall, but are significantly adding to our U.K. exposure.

French property stocks were one of the strongest performers in 1998, increasing 31.9% in ECU terms. This performance dwarfed the European Index numbers of -6.1%. The strong performance is justified by the strength of the French real estate recovery. According to the property research group at Bourdais, rents in Paris' central business district have risen 17% over the past year, from FFr3,000/square meters at end-1997 to FFr3,500/square meters at select prime locations. Even so, these numbers remain well below the 1990 peak rents of over FFr4,500/square meters. Furthermore, the currently low vacancy rates of 6.0% for the total Paris market and 2.7% at La Defense suggest further strengthening in the rental market. At the same time, investment commitments in 1998 increased 30% over the 1997 figure (FFr30 billion vs. FFr23 billion) pushing property yields from 6.0% to 5.75% on CBD Paris office. We expect continued investor demand, along with the recent decline in French interest rates, and further expected reductions by the European Central Bank in the first quarter of 1999, to place additional pressure on yields going forward. In other words, rents are rising, yields are falling, and we are increasing our already overweight allocation to the French market.

The Swedish property market continues to be our largest disappointment. The market fell an additional -1.8% in the fourth quarter, dragging the year-end number to a -17.5% return in ECU terms. We believe this decline was the result of many factors, the least of which was the underlying real estate market. First, Sweden's exposure to external trade concerned investors focusing on fears of a global economic slowdown. Second, the high level of leverage in the Swedish property companies frightened away many foreign investors. With the slowdown in global expectations, investors were not as anxious to accept 60-70% debt/total capitalization numbers. Third, an expectation of safety in numbers is luring European portfolio managers and pension funds toward the Euro countries. Uncertainties surrounding the launch of the single currency are expected to have a relative negative impact on those economies not participating. However, the direct real estate market remains strong, with prime office capital values increasing by 13.8% during the first 3 quarters of 1998. Stockholm prime office vacancies are below 4%, with no new space expected in 1999. At the same time, property yields are falling, but not as fast as interest rates. The Riksbank has lowered the short-term rate by 95 basis points in 1998, with further declines expected in 1999. However, notwithstanding what we believe are strong fundamentals, we are lowering our heavily overweight position. We believe that in time the public property market will reflect the direct market returns, but not until the dust of the Euro initiation settles after the first and possibly second quarters.

Sweden's Nordic neighbors also delivered less than impressive results for the year. Over this past year, Finland lost 24.0%, and Norway fell 26.1%. Denmark was the only Nordic property market to outperform the Index as a whole, climbing 13.4% in ECU terms. These smaller property markets suffer from a number of the same Euro concerns as Sweden. Only Finland is an initial member in the currency. Furthermore the limited number of investment alternatives, 1 investible company in both Finland and Denmark with only 4 options in Norway, are deterring investors in these risk averse times. In response, we are decreasing our Danish and Norwegian exposure for the near term, but increasing our holdings in the Euro protected Finish market.

While Holland's property market performed well in the late fall and early winter, over the past year it was one of the worst performing Euro-member markets. The fourth quarter brought a strong 7.7% return, but this was not enough to bring the market into positive territory for the year. The Dutch real estate securities market fell -1.3% in ECU terms. The Dutch property market offers one of the more stable environments for investing, with unemployment, inflation, GDP growth, and construction all in

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

balance. At the same time, we expect a further bonus for the market in the form of additional interest rate cuts in the first quarter. However, bottom-up valuations suggest the securities are too expensive following their year-end run. We continue to believe that better opportunities exist in the peripheral Euro countries, France and even Scandinavia longer term. Thus, we are underweight Holland, but keeping a close eye on price fluctuations.

As the governmental capital of the European Union, it is only appropriate that the Belgian property market should fare well on the eve of the Euro inauguration. Actually, it was the third highest absolute performer for the fourth quarter, returning 10.6%, and offered the highest Euro-member return for 1998 overall at 40.2% (only Switzerland posted stronger numbers at 44.6% for the year), all in ECU terms. The annual performance was sparked by the strong offering calendar in the first half of the year, while the fourth quarter offered attractive dividend returns, and a 19.0% total return for the company Befimmo. However, until the IPO's return, and the EC surrenders its market influence, we do not expect these numbers to continue. Going forward, we continue to believe the market is over bought, and maintain an underweight exposure through our Asticus position listed in Sweden.

Notwithstanding their third quarter decline, the Spanish property stocks finished the year as one of the high-fliers in Europe, with no intent of landing in the near future. The market rebounded as investors refocused their attention on property fundamentals and Euro convergence rather than debt concerns across the ocean. The result was a 20.9% gain in the fourth quarter, capping-off a 38.8% year in ECU terms. The refocus toward fundamentals was encouraged by the strong increase in residential pricing. The two largest Spanish companies, Vallehermoso and Metrovacesa each have active residential development schemes. Going forward, we expect the pricing transparency derived from a single currency to further strengthen the market. Thus, we remain overweight the Spanish property market, and anxiously await further investment possibilities in the region.

Trailing only Belgium and Spain from the Euro-countries, Italy displayed a dazzling performance in 1998, and, we believe, promises an encore for 1999. The total return for the Italian real estate securities market in 1998 was 36.3%, after an 18.2% fourth quarter, both in ECU terms. The strong finish for the year was sparked by the distribution of the Unione Immobiliare portfolio to the shareholders of the insurance company INA, albeit at an expensive level. This public flotation brought liquidity to a market dominated by small capitalization companies. The ability to invest in the indirect Italian real estate market has revived investor interest in the country. We believe this returning interest, as well as the positive interest rate impact of the Euro should combine for a bright future in Italian real estate securities. We remain overweight the market.

The closed end property companies in Germany, Switzerland and Austria each continued to outperform Europe as a whole, returning -1.2%, 9.3%, and 1.3% respectively for the quarter, and 24.3%, 44.6%, and 4.3% respectively for the year, in ECU terms. While these markets would have provided significant outperformance for our Portfolio, we have continued to underweight these countries on fundamentals. We do not like the open-ended investment structure dominating the industry. We believe the nature of these funds create inefficiencies in property pricing. Furthermore, we believe individual company valuations within this region are rich. Thus, we remain underweight heading into the new year.

Theodore R. Bigman
PORTFOLIO MANAGER

Daniel A. Policy
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
European Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------

COMMON STOCKS (117.7%)
  DENMARK (3.0%)
         20,240    EjendomsSelskabet Norden A/S.....................  $  1,081
                                                                      --------
  FINLAND (2.4%)
     (a)148,500    Sponda Oyj.......................................       871
                                                                      --------
  FRANCE (30.0%)
          9,209    Groupe Financement Construction..................     1,096
         25,718    Klepierre........................................     2,623
          7,580    Silic............................................     1,409
          9,210    Simco (RFD)......................................       836
          7,580    Societe Fonciere Lyonnaise.......................     1,191
         29,016    Sophia...........................................     1,233
         16,322    Unibail..........................................     2,381
                                                                      --------
                                                                        10,769
                                                                      --------
  IRELAND (4.6%)
   (a)3,286,950    Dunloe Ewart plc.................................     1,666
                                                                      --------
  ITALY (3.1%)
        918,180    Immobiliare Metanopoli S.p.A.....................     1,127
                                                                      --------
  NORWAY (3.5%)
     (a)132,990    Avantor ASA......................................       700
     (a)386,720    Choice Hotels Scandinavia ASA....................       544
                                                                      --------
                                                                         1,244
                                                                      --------
  SPAIN (7.2%)
        179,260    Vallehermoso.....................................     2,567
                                                                      --------
  SWEDEN (16.7%)
     (a)122,956    Asticus AB.......................................     1,208
        126,000    Castellum AB.....................................     1,370
        140,400    Diligentia AB....................................       988
         72,130    Fastighets AB Tornet.............................     1,056
        149,920    Piren AB.........................................       954
        432,000    Platzer Bygg AB, Class B.........................       437
                                                                      --------
                                                                         6,013
                                                                      --------
  UNITED KINGDOM (47.2%)
        228,950    British Land Co. plc.............................     1,703
        718,200    Buford Holdings plc..............................     1,171
        332,910    Capital Shopping Centers plc.....................     1,867
         18,300    Chelsfield plc...................................        75
        234,360    Freeport Leisure plc.............................     1,466
        625,020    Grantchester Holdings plc........................     1,456
        353,400    Great Portland Estates plc.......................     1,158
        238,190    Hammerson plc....................................     1,365
        137,570    Land Securities plc..............................     1,772
        200,820    MEPC plc.........................................     1,336
        801.894    NHP plc..........................................     2,001


                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------

        382,176    Town Centre Securities plc.......................  $    385
      1,024,160    Wates City of London Properties plc..............     1,210
                                                                      --------
                                                                        16,965
                                                                      --------
TOTAL COMMON STOCKS (Cost $43,012)..................................    42,303
                                                                      --------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  FRANCE (0.0%)
       (a)6,800    Societe Fonciere Lyonnaise (Cost $0).............         7
                                                                      --------
TOTAL FOREIGN SECURITIES (117.7%) (Cost $43,012)....................    42,310
                                                                      --------

     FACE
    AMOUNT
     (000)
---------------

FOREIGN CURRENCY (0.0%)
GBP          --    British Pound....................................         1
FRF           1    French Franc.....................................        --
ITL          10    Italian Lira.....................................        --
                                                                      --------
TOTAL FOREIGN CURRENCY (Cost $1)....................................         1
                                                                      --------
TOTAL INVESTMENTS (117.7%) (Cost $43,013)...........................    42,311
                                                                      --------

OTHER ASSETS (1.1%)
  Receivable for Investments Sold.....................  $      221
  Dividends Receivable................................         144
  Foreign Withholding Tax Reclaim Receivable..........          19
  Other...............................................           1       385
                                                        ----------
LIABILITIES ( - 18.8%)
  Bank Overdraft Payable..............................      (6,617)
  Investment Advisory Fees Payable....................         (64)
  Custodian Fees Payable..............................          (8)
  Administrative Fees Payable.........................          (5)
  Directors' Fees & Expenses Payable..................          (1)
  Distribution Fees Payable...........................          (2)
  Other Liabilities...................................         (46)   (6,743)
                                                        ----------  --------
NET ASSETS (100%).................................................  $ 35,953
                                                                    --------
                                                                    --------

NET ASSETS CONSIST OF:
Paid in Capital...................................................  $ 42,773
Overdistributed Net Investment Income.............................      (583)
Accumulated Net Realized Loss.....................................    (5,542)
Unrealized Depreciation on Investments and Foreign Currency
  Translations....................................................      (695)
                                                                    --------
NET ASSETS........................................................  $ 35,953
                                                                    --------
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     AMOUNT
                                                                     (000)
----------------------------------------------------------------------------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................   $33,422
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,488,413 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).................................     $9.58
                                                                    --------
                                                                    --------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................    $2,531
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 263,335 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).................................     $9.61
                                                                    --------
                                                                    --------

------------------------------------------------------------

(a)   --  Non-income producing security
PLC   --  Public Limited Company
RFD   --  Ranked for Dividend

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE       PERCENT OF
INDUSTRY                                  (000)       NET ASSETS
------------------------------------------------------------------
Diversified............................  $ 10,439            29.0%
Land...................................     2,854             7.9
Lodging/Leisure........................     6,401            17.8
Office & Industrial....................     9,436            26.3
Shopping Centers.......................    13,180            36.7
                                         --------           -----
                                         $ 42,310           117.7%
                                         --------           -----
                                         --------           -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
European Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              0.7%
Belgium                1.8%
Bermuda                0.4%
Canada                 2.4%
Denmark                0.1%
Finland                1.3%
France                 6.4%
Germany                5.5%
Ireland                1.8%
Italy                  3.0%
Japan                  7.5%
Netherlands            4.3%
New Zealand            0.5%
Portugal               0.8%
Spain                  3.0%
Sweden                 1.5%
Switzerland           10.1%
United Kingdom        10.1%
United States         32.8%
Other                  6.0%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               GLOBAL EQUITY PORTFOLIO-CLASS
                                             A                MSCI WORLD NET INDEX(1)
7/15/92*                                            $500,000                  $500,000
10/31/92                                            $467,500                  $482,000
12/31/92                                            $455,813                  $475,879
12/31/93                                            $703,145                  $604,750
12/31/94                                            $752,000                  $635,450
12/31/95                                            $892,323                  $767,115
12/31/96                                          $1,096,041                  $870,522
12/31/97                                          $1,356,351                $1,007,716
12/31/98                                          $1,554,378                $1,252,994
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD NET INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                           ONE YEAR      FIVE YEARS       SINCE INCEPTION
                          ----------  -----------------  -----------------
PORTFOLIO -- CLASS A....      14.60%         17.20%             19.18%
PORTFOLIO -- CLASS B....      14.15            N/A              19.80
INDEX -- CLASS A........      24.34          15.68              15.27
INDEX -- CLASS B........      24.34            N/A              17.63

1. The MSCI World Net Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets.

For the year ended December 31, 1998, the Portfolio had a total return of 14.60% for the Class A shares and 14.15% for the Class B shares compared to a total return of 24.34% for the Morgan Stanley Capital International (MSCI) World Net Index (the "Index"). For the five-year period ended December 31, 1998, the Portfolio had a total return of 17.20% for the Class A shares compared to 15.68% for the Index. From inception on July 15, 1992 through December 31, 1998, the average annual total return of Class A shares was 19.18% compared to 15.27% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 19.80% compared to 17.63% for the Index.

Within the second half of 1998, stock selection in Europe was the largest contributor to the Portfolio's underperformance. One of the Portfolio's largest holdings, Swiss food producer Nestle, rose 2%, held back by concerns over the weakening U.S. dollar affecting revenues and profits (50% of Nestle revenues are derived in dollars or dollar-related currencies). Rallying European currencies also weighed heavily on export oriented companies such as Bayer ( - 19%), as well as BASF ( - 20%) which suffered further on the announcement of proposed changes in the structure of German corporate tax. These losses were mitigated by strong performance in the telecoms sector, where increased penetration of mobile phones in Southern Europe sparked a rally in Telecom Italia (+32%).

The Portfolio's U.S. portion also underperformed the Index, rising 5.2% against the Index's 10.5% return. World oil prices, despite a brief spike during the U.S.

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

air-raids on Iraq, continued to fall sharply, leading to a collapse in the share prices of Ocean Energy (-67%) and contract driller Noble Drilling ( - 46%). These losses were mitigated by sharp increases in the prices of stocks like Houghton Mifflin (+49%), which benefited from increased sales of school textbooks, and Comsat (+27%), which announced it was being taken over by Lockheed. Philip Morris (+36%) also gained as the tide of tobacco liability lawsuits appeared to have peaked.

In Asia, the Portfolio outperformed the Index, notably in Japan where the Portfolio returned 21.0% against a 7.9% Index return. Strong U.S. sales allowed consumer products maker Kao Corp to rise 47%, while higher than expected profits also prompted gains in Fujisawa Pharmaceutical (+52%). Both companies also benefited as investors sought shares insulated from the domestic economy.

OUTLOOK

Overall the Portfolio is defensively positioned for a continuation of volatile financial market conditions in 1999. The three largest surprises for investors in 1998 were slower than expected global growth (1.8% versus consensus of 3.5%), lower than expected global inflation (1.3% versus consensus of 2.3%), and finally as a result of the former, weaker than expected earnings. The slowdown in global growth occurring outside the U.S., in particular in Japan, but increasingly in Europe suggests caution is warranted. Indeed, despite aggressive global easing in monetary policy, led by the Federal Reserve, it seems a near certainty that earnings expectations for 1999 are far too optimistic.

Consistent with our cautionary view on global growth, the Portfolio's largest sector exposure and overweight remains consumer defensive staples at 21%. Utilities, telecoms and food retailing are also overweighted. Telecom Italia is our largest telecom holding. The Portfolio is underweight banks with a strong emphasis on regional bank franchises like Bank of Ireland, and Nordbanken. In contrast, the Portfolio has overweighted re-insurance and financial guaranty companies, such as MBIA, Scor, and Enhance Financial due to compelling valuation levels.

The Portfolio remains underweight in the U.S. and Japan. Many of our U.S. holdings reached fair value in the last 12 months and have been sold. Our holdings are concentrated in the mid cap segment of the U.S. market where value is most attractive following an unprecedented narrowing in U.S. market leadership in 1998. We have found selective value in Japanese pharmaceuticals like Fujisawa which is cheap relative to its global peer group. Kao, with its core household products business, and NTT lend defensiveness. The challenge in Japan remains finding management who have embraced concepts such as return on capital and maximizing shareholder value. Finding cheap companies is not the problem, rather it is finding high quality cheap companies that is more difficult. Portfolio weightings in Europe have risen gradually through 1998, funded by reductions in the U.S. In particular, Switzerland, UK, Ireland and Germany are overweighted as a result of our stock selection.

1998 has been a difficult year for value managers. This is starkly illustrated by the performance gulf between the MSCI World Growth Index up 25% for the year and the MSCI Value Index up 14% for the year (with the World Index rising 24%). While we know that a value strategy outperforms both growth and the Index over long periods of time, value can and has underperformed growth during times of economic uncertainty as investors pay more for the perception of stable earnings. Similarly, the narrowing leadership associated with manias or stock bubbles can also disadvantage a value style like during the nifty fifty of the early 70's or the internet/technology bubble which drove S&P 500 Index performance in 1998. Of note, the S&P 500's performance was narrower than in all but one of the past 10 years. While the S&P 500 returned 28.5% for the year, the median return of all stocks in the Index was just 6.6%. 10 growth stocks accounted for 41% of the S&P 500's 1998 performance. Microsoft, GE, Wal Mart, Lucent, Cisco, and Intel top the list of growth stocks dominating performance. Our disciplined value process ensures that we do not get swept up into such manias, highlighted by the fantastic valuations currently ascribed to internet shares.

The flight to growth and liquidity in 1998 has also meant that the large cap/midcap valuation premium has reached historic proportions. We expect that patient exploitation of this valuation anomaly should be rewarded over time. The Portfolio is a value Portfolio and reflects our bottom-up value discipline. The price to cash flow ratio of the Portfolio is less than 9 times versus 14.2 times for the Index. This provides some comfort in what seems, after the fourth quarter rally, once again an expensive equity world.

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

Recent additions to the Portfolio include:

LION NATHAN (New Zealand) enjoys a dominant position, along with Fosters, in the Australasian brewing market. The stock generates substantial free cash flow with capital spending below depreciation and is currently undervalued due to concern over recent market share losses in Australia, and management turnover. The stock is underpinned by its valuation and an attractive dividend yield.

MICHELIN (France) is currently one of the top three global tire producers. While the company has been all about margins in the past, the management are now saying that a 15% return on equity is the target, with the margin becoming a means to this end, rather than an end in itself. Management seem to be fairly advanced in their thinking in terms of return on capital employed, and this is very important as Michelin has never in the past been run on asset efficiency. From an external perspective, the three Majors do seem to be playing a more profit-oriented game now that they have a clear lead over the second tier in terms of market share. Consolidation has come in the Original Equipment Manufacturer which should no longer need to be subsidised by the Auto Makers, a fact that has helped the smaller players in the past.

POTASH CORPORATION OF SASKATCHEWAN (Canada) is the world's lowest cost and highest reserved producer of potash and one of the world's most efficient producers of phosphate and nitrogen, the other key fertilizer applications. The company is renowned for its supply management and is generating substantial free cash flow.

SWISSCOM (Switzerland) is the previously state owned Telecom PTT, which was recently floated in an initial public offering of the shares on October 5, 1998. The company is active in the operation and maintenance of the major voice, mobile and data network in Switzerland. Swisscom benefits from high market shares and high margins in its mobile business.

Frances Campion
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (93.2%)
  AUSTRALIA (0.7%)
   739,100  CSR Ltd...........................................  $    1,807
                                                                ----------
  BELGIUM (1.8%)
    22,700  Delhaize-Le Lion..................................       1,996
    47,100  G.I.B. Holdings Ltd...............................       2,453
                                                                ----------
                                                                     4,449
                                                                ----------
  BERMUDA (0.4%)
    38,100  Terra Nova (Bermuda) Holdings Ltd., Class A.......         962
                                                                ----------
  CANADA (2.4%)
    39,250  Potash Corp. of Saskatchewan, Inc.................       2,515
   154,107  TELUS Corp........................................       3,259
                                                                ----------
                                                                     5,774
                                                                ----------
  DENMARK (0.1%)
     5,860  Danisco A/S.......................................         318
                                                                ----------
  FINLAND (1.3%)
    54,700  Pohjola Insurance Co., Class B....................       2,982
    11,700  Valmet Oyj........................................         156
                                                                ----------
                                                                     3,138
                                                                ----------
  FRANCE (6.4%)
     4,560  Bongrain..........................................       2,040
    19,750  Cie Generale des Establissements Michelin, Class B
              (Registered)....................................         790
    29,066  Elf Aquitaine.....................................       3,359
    17,000  Groupe Danone.....................................       4,866
       730  Pernod Ricard.....................................          47
    21,000  Rhone-Poulenc, Class A............................       1,080
    47,750  Scor..............................................       3,157
                                                                ----------
                                                                    15,339
                                                                ----------
  GERMANY (4.7%)
    97,090  BASF AG...........................................       3,702
    40,620  Bayer AG..........................................       1,705
     3,470  Karstadt AG.......................................       1,816
    62,950  VEBA AG...........................................       3,728
     5,420  Volkswagen AG.....................................         438
                                                                ----------
                                                                    11,389
                                                                ----------
  IRELAND (1.8%)
    81,507  Bank of Ireland...................................       1,812
    69,200  Clondalkin Group plc..............................         494
   342,981  Green Property plc................................       1,939
                                                                ----------
                                                                     4,245
                                                                ----------
  ITALY (3.0%)
   305,000  Mediaset S.p.A....................................       2,472
   760,913  Telecom Italia S.p.A. (RNC).......................       4,786
                                                                ----------
                                                                     7,258
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  JAPAN (7.5%)
    80,000  Fuji Photo Film Ltd...............................  $    2,977
   111,000  Fujisawa Pharmaceutical Co., Ltd..................       1,574
   199,000  Hitachi Ltd.......................................       1,234
       263  Japan Tobacco, Inc................................       2,633
   182,000  Kao Corp..........................................       4,113
   140,000  Nichido Fire & Marine Insurance Co., Ltd..........         689
       270  Nippon Telegraph & Telephone Corp.................       2,086
    86,000  Sumitomo Marine & Fire Insurance Co., Ltd.........         546
    26,000  TDK Corp..........................................       2,380
                                                                ----------
                                                                    18,232
                                                                ----------
  NETHERLANDS (4.3%)
   119,912  ABN Amro Holding N.V..............................       2,522
    39,600  Benckiser N.V., Class B...........................       2,594
     3,565  Hollandsche Beton Groep N.V.......................          44
    60,172  ING Groep N.V.....................................       3,669
    22,700  Philips Electronics N.V...........................       1,523
                                                                ----------
                                                                    10,352
                                                                ----------
  NEW ZEALAND (0.5%)
   477,400  Lion Nathan Ltd...................................       1,214
                                                                ----------
  PORTUGAL (0.8%)
    57,170  Cimpor SGPS.......................................       1,826
                                                                ----------
  SPAIN (3.0%)
   210,700  Iberdrola.........................................       3,936
    75,400  Telefonica........................................       3,348
                                                                ----------
                                                                     7,284
                                                                ----------
  SWEDEN (1.5%)
   404,200  Nordbanken Holding AB.............................       2,596
    71,500  Skandia Forsakrings AB............................       1,095
                                                                ----------
                                                                     3,691
                                                                ----------
  SWITZERLAND (10.1%)
       760  ABB AG (Bearer)...................................         892
       620  Ascom Holdings AG (Bearer)........................         972
       370  Bobst AG (Bearer).................................         459
     4,781  Cie Financiere Richemont AG, Class A..............       6,770
     2,500  Forbo Holding AG (Registered).....................       1,094
     2,330  Holderbank Financiere Glarus AG, Class B
              (Bearer)........................................       2,762
     3,170  Nestle (Registered)...............................       6,911
     2,500  SIG Schweizensche Industrie-Gesellschaft Holding
              AG (Registered).................................       1,476
  (a)7,240  Swisscom AG.......................................       3,035
                                                                ----------
                                                                    24,371
                                                                ----------
  UNITED KINGDOM (10.1%)
    35,100  Allied Domecq plc.................................         324
 1,286,062  BTR plc...........................................       2,653

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

    83,800  Bank of Ireland...................................  $    1,836
   126,200  Blue Circle Industries plc........................         651
   158,150  Burmah Castrol plc................................       2,263
   224,688  Christian Salvesen plc............................         340
   219,290  English China Clays plc...........................         595
   211,300  Imperial Tobacco Group plc........................       2,264
   241,400  Matthews (Bernard) plc............................         466
(a,d)653,333 Pentos plc........................................         --
   331,191  Reckitt & Colman plc..............................       4,386
   285,777  Royal & Sun Alliance Insurance Group plc..........       2,334
   660,600  WPP Group plc.....................................       4,020
   360,100  Wolseley plc......................................       2,277
                                                                ----------
                                                                    24,409
                                                                ----------
  UNITED STATES (32.8%)
    29,600  Albertson's, Inc..................................       1,885
    33,950  Aluminum Company of America.......................       2,531
   150,500  American Stores Co................................       5,559
 (a)73,700  BJ's Wholesale Club, Inc..........................       3,413
    95,900  Boise Cascade Corp................................       2,973
    61,450  Borg-Warner Automotive, Inc.......................       3,430
   134,250  COMSAT Corp.......................................       4,833
(a)139,300  Cadiz, Inc........................................       1,062
(a,d)22,000 Cadiz, Inc. (Restricted Shares)...................         168
    53,500  Chase Manhattan Bank..............................       3,641
(a)232,050  Data General Corp.................................       3,814
    68,900  Enhance Financial Services Group, Inc.............       2,067
    65,250  Finova Group, Inc.................................       3,520
(a)127,200  GenRad, Inc.......................................       2,003
    30,300  Georgia Pacific Group.............................       1,774
    46,800  Goodrich (BF) Co..................................       1,679
   143,100  Houghton Mifflin Co...............................       6,762
    23,350  IBP, Inc..........................................         680
 (a)83,000  InteliData Technologies Corp......................         109
    72,130  MBIA, Inc.........................................       4,729
    36,900  Mellon Bank Corp..................................       2,537
 (a)86,000  Noble Drilling Corp...............................       1,113
(a)147,815  Ocean Energy, Inc.................................         933
   120,100  Penncorp Financial Group, Inc.....................         120
    66,150  Pharmacia & Upjohn, Inc...........................       3,746
   147,300  Philip Morris Cos., Inc...........................       7,881
    31,000  Tecumseh Products Co., Class A....................       1,445
    67,700  UST Corp..........................................       1,595
    87,300  Unicom Corp.......................................       3,367
(a)135,400  WorldCorp, Inc....................................          19
                                                                ----------
                                                                    79,388
                                                                ----------
TOTAL COMMON STOCKS (Cost $195,608)...........................     225,446
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

PREFERRED STOCKS (0.8%)
  GERMANY (0.8%)
    38,660  Volkswagen AG (Cost $1,125).......................  $    1,925
                                                                ----------

  NO. OF
  RIGHTS
----------

RIGHTS (0.0%)
  SPAIN (0.0%)
 (a)75,400  Telefonica, expiring 1/30/99 (Cost $0)............          67
                                                                ----------
TOTAL FOREIGN & U.S. SECURITIES (94.0%)
  (Cost $196,733).............................................     227,438
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (5.8%)
  REPURCHASE AGREEMENT (5.8%)
$   13,990  Chase Securities, Inc. 4.45%, dated 12/31/98, due
              1/04/99, to be repurchased at $13,997,
              collateralized by U.S. Treasury Bonds, 11.25%,
              due 12/15/15 valued at $14,274 (Cost $13,990)...  $   13,990
                                                                ----------
FOREIGN CURRENCY (0.0%)
 FRF   123  French Franc (Cost $22)...........................          22
                                                                ----------
TOTAL INVESTMENTS (99.8%)(Cost $210,745)......................     241,450
                                                                ----------

OTHER ASSETS (0.4%)
  Dividends Receivable..................................  $      444
  Receivable for Portfolio Shares Sold..................         422
  Foreign Withholding Tax Reclaim Receivable............          83
  Interest Receivable...................................           2
  Other.................................................           8       959
                                                          ----------
LIABILITIES ( - 0.2%)
  Investment Advisory Fees Payable......................        (400)
  Administrative Fees Payable...........................         (25)
  Payable for Investments Purchased.....................         (22)
  Custodian Fees Payable................................         (12)
  Distribution Fees Payable.............................          (7)
  Directors' Fees and Expenses Payable..................          (7)
  Bank Overdraft Payable................................          (3)
  Other Liabilities.....................................         (62)     (538)
                                                          ----------  --------
NET ASSETS (100%)...................................................  $241,871
                                                                      --------
                                                                      --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       AMOUNT
                                                                       (000)
------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital.........................................              $204,207
Overdistributed Net Investment Income...................                    (6)
Accumulated Net Realized Gain...........................                 6,959
Unrealized Appreciation on Investments and Foreign
  Currency Translations.................................                30,711
                                                                      --------
NET ASSETS..............................................              $241,871
                                                                      --------
                                                                      --------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $228,748
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 11,031,229 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $20.74
                                                                    --------
                                                                    --------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................   $13,123
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 636,107 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $20.63
                                                                    --------
                                                                    --------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security is valued at fair value -- see note A-1 to financial statements.
RNC   --  Non-Convertible Savings Shares

------------------------------------------------------------
        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE       PERCENT OF
INDUSTRY                                   (000)       NET ASSETS
-------------------------------------------------------------------
Capital Equipment......................  $  16,871             7.0%
Consumer Goods.........................     65,572            27.1
Energy.................................     17,586             7.3
Finance................................     45,409            18.8
Materials..............................     25,511            10.5
Multi-Industry.........................      2,653             1.1
Services...............................     53,836            22.2
                                         ---------             ---
                                         $ 227,438            94.0%
                                         ---------             ---
                                         ---------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.6%
Belgium                0.4%
Canada                 3.2%
Denmark                1.6%
Finland                0.6%
France                11.5%
Germany                7.3%
Hong Kong              1.8%
Italy                  4.2%
Japan                 17.8%
Netherlands            4.4%
New Zealand            0.4%
Portugal               0.3%
Singapore              0.9%
Spain                  2.7%
Sweden                 2.8%
Switzerland            8.7%
United Kingdom        24.2%
Other                  5.6%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      INTERNATIONAL EQUITY
                                        PORTFOLIO-CLASS A            MSCI EAFE INDEX(1)
8/04/89*                                                  $500,000               $500,000
10/31/90                                                  $505,380               $417,750
10/31/91                                                  $541,635               $446,800
10/31/92                                                  $516,940               $387,750
12/31/92                                                  $524,830               $393,450
12/31/93                                                  $769,000               $521,500
12/31/94                                                  $864,150               $562,100
12/31/95                                                  $965,860               $625,111
12/31/96                                                $1,155,555               $662,930
12/31/97                                                $1,316,293               $674,730
12/31/98                                                $1,557,175               $809,676
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                           ONE YEAR      FIVE YEARS       SINCE INCEPTION
                          ----------  -----------------  -----------------
PORTFOLIO -- CLASS A....      18.30%         15.14%             12.83%
PORTFOLIO -- CLASS B....      18.13            N/A              16.76
INDEX -- CLASS A........      20.00           9.19               5.45
INDEX -- CLASS B........      20.00            N/A               9.00

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the year ended December 31, 1998, the Portfolio had a total return of 18.30% for the Class A shares and 18.13% for the Class B shares compared to 20.00% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return of Class A shares was 15.14% compared to 9.19% for the Index. From inception on August 4, 1989 through December 31, 1998, the average annual total return of Class A shares was 12.83% compared to 5.45% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 16.76% compared to 9.00% for the Index.

Market behavior in the final quarter of 1998 was somewhat perplexing with markets almost regaining all-time highs in the face of a deteriorating economic outlook, a torrent of corporate profit warnings and worrying signs of a change in the political landscape in Europe with Mr. Lafontaine's socialist bent. There is clear empirical evidence of a sharp slowdown in industrial production in Germany and the U.K. while the economic news in Japan goes from bad to worse. The structural imbalances in the U.S. are as apparent as ever with U.S. households actually dis-saving in the face of a burgeoning current account deficit. U.S. growth is being fueled by consumer spending which in turn seems dangerously dependent on an escalating stock market.

With the benefit of hindsight we were too slow to appreciate the calming effect of the policy response of

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

lower interest rates from the Fed and the European central banks and were surprised at investors' willingness to uphold the falling bond yield/rising equity prices paradigm, even in the face of mounting deflationary forces. As a result we missed an opportunity to add to our holdings in financials and consequently paid the price in the fourth quarter performance.

However, the Japanese experience is a salutary reminder that this relationship of falling bond yields/rising equity prices does not hold in a world of price deflation and corporate profits recession and where monetary and fiscal stimulus have proven to be ineffective weapons. We therefore see the fall in short-term rates in the U.S. and Europe as nothing more than a temporary panacea and it does nothing to prevent the disinflationary forces unleashed from structural over-capacity in Japan and South East Asia reverberating throughout the globe.

Having missed the fourth quarter rally we see little rationale for changing our defensive stance now. With consensus European earnings estimates of 12%+ for both 1999 and 2000 continuing to look wildly optimistic we remain extremely cautious and continue to cover companies which we believe have resilient cash flow streams and low capital intensity. We therefore envisage no major change to our large overweight position in the household goods and beverage & tobacco sectors. While these sectors will not be totally immune to global slowdown they should fare much better than companies with high operational leverage exposed to tradable goods.

Likewise we are unlikely to change our large underweight position in the financial sector. We flatly disagree with the market view that banks are no longer cyclical, high teen return on equity's are sustainable and surplus capital can be reinvested at current rates of return. To our mind banks are 20 to 1 leveraged plays on the economy and will therefore not be immune to a global economic slowdown.

The U.K. is the one market where industrial stocks appear to be discounting a recession with valuations back to levels last seen in 1991/1992 and we are finding compelling value among some of the building material stocks in particular (RMC, Blue Circle). Liquidity is, however, a major constraint with many of these stocks now falling into the mid cap category.

In Japan, we think the current appreciation of the yen is unsustainable for any length of time as it is an outright threat to any hope of economic recovery in Japan. Having reduced our exposure to the blue chip exporters early last year in favor of quality domestic franchise stocks (e.g. Koa, Central Japan Railway, Japan Tobacco, Takefuji) we may now look to reweight back towards some of the quality exporters (e.g. Rohm, Pioneer, Sony) which are now starting to offer exceptional value after the yen induced period of relative and absolute underperformance. The situation with the recapitalization of the banks remains as clear as mud and it would be foolhardy to commit funds before one can be sure that the injection of public funds will not result in massive dilution. Evidence that banks are going to start to reprice for credit risk is also a necessary precondition to improving the economic viability of the banking sector.

Dominic Caldecott
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------

COMMON STOCKS (93.0%)
  AUSTRALIA (1.6%)
     1,540,750    Brambles Industries Ltd..........................  $    37,528
     6,910,300    Fosters Brewing Group Ltd........................       18,715
                                                                     -----------
                                                                          56,243
                                                                     -----------
  BELGIUM (0.4%)
       238,050    G.I.B. Holdings Ltd..............................       12,469
                                                                     -----------
  CANADA (3.2%)
       534,980    Potash Corp. of Saskatchewan, Inc................       34,285
  (a)2,675,300    Renaissance Energy Ltd...........................       30,373
     2,149,800    TELUS Corp.......................................       45,458
                                                                     -----------
                                                                         110,116
                                                                     -----------
  DENMARK (1.6%)
        43,050    Danisco A/S......................................        2,334
       198,800    Den Danske Bank..................................       26,707
       264,108    Unidanmark A/S, plc Class A (Registered).........       23,861
                                                                     -----------
                                                                          52,902
                                                                     -----------
  FINLAND (0.6%)
       342,400    Huhtamaki Oyj, Series 1..........................       13,114
     1,318,967    Merita Ltd., plc, Class A........................        8,385
                                                                     -----------
                                                                          21,499
                                                                     -----------
  FRANCE (11.5%)
       347,060    Alcatel Alsthom..................................       42,481
       293,100    Assurances Generales de France (Bearer)..........       17,508
        12,760    Bongrain.........................................        5,709
       219,182    Cie de Saint Gobain..............................       30,947
       556,300    Elf Aquitaine....................................       64,310
    (c)393,515    France Telecom...................................       31,266
       207,996    Groupe Danone....................................       59,554
     1,455,970    Rhone-Poulenc, Class A...........................       74,934
       293,254    Schneider........................................       17,790
       154,686    Scor.............................................       10,228
       249,500    Total, Class B...................................       25,271
     1,142,298    Usinor Sacilor...................................       12,684
                                                                     -----------
                                                                         392,682
                                                                     -----------
  GERMANY (5.9%)
     1,058,300    BASF AG..........................................       40,365
       709,700    Bayer AG.........................................       29,795
        36,950    Karstadt AG......................................       19,338
     1,298,120    RWE AG...........................................       71,678
         7,670    Varta AG.........................................        1,247
     (c)65,610    Viag AG..........................................       38,787
                                                                     -----------
                                                                         201,210
                                                                     -----------
  HONG KONG (1.8%)
    14,554,155    Hong Kong Land Holdings Ltd......................       17,174
    15,741,837    Jardine Strategic Holdings, Inc..................       22,826


                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------
  (c)3,561,600    Swire Pacific Ltd., Class A......................  $    15,952
     6,842,500    Swire Pacific Ltd., Class B......................        4,548
                                                                     -----------
                                                                          60,500
                                                                     -----------
  ITALY (4.2%)
  (c)5,842,300    Mediaset S.p.A...................................       47,460
    15,380,487    Telecom Italia S.p.A. (RNC)......................       96,972
                                                                     -----------
                                                                         144,432
                                                                     -----------
  JAPAN (17.8%)
  (c)2,807,000    Aisin Seiki Co., Ltd.............................       30,968
       679,600    Aoyama Trading Co., Ltd..........................       19,030
       747,000    Canon, Inc.......................................       15,986
      (c)3,522    Central Japan Railway Co.........................       18,663
       316,000    Chudenko Corp....................................        6,749
     1,604,000    Daibiru Corp.....................................       10,234
       288,000    Daiichi Pharmaceutical Co. Ltd...................        4,872
     1,211,000    Eisai Co., Ltd...................................       23,608
     1,536,000    Fuji Photo Film Ltd..............................       57,166
       816,000    Fujisawa Pharmaceutical Co., Ltd.................       11,570
     2,887,000    Hitachi Ltd......................................       17,908
         4,539    Japan Tobacco, Inc...............................       45,450
     3,144,000    Kao Corp.........................................       71,043
  (c)3,899,000    NEC Corp.........................................       35,932
     3,547,000    Nichido Fire & Marine Insurance Co., Ltd.........       17,444
         8,349    Nippon Telegraph & Telephone Corp................       64,513
       729,000    Ono Pharmaceutical Co., Ltd......................       22,804
        34,000    Rohm Co..........................................        3,100
     3,034,000    Shionogi & Co., Ltd..............................       22,234
        34,800    Sony Corp........................................        2,538
  (c)4,132,000    Sumitomo Marine & Fire Insurance Co., Ltd........       26,216
        31,000    TDK Corp.........................................        2,838
       306,400    Takefuji Corp....................................       22,400
  (c)2,201,000    Toyo Seikan Kaisha Ltd...........................       37,408
    (c)565,000    Yamanouchi Pharmaceutical Co.....................       18,224
                                                                     -----------
                                                                         608,898
                                                                     -----------
  NETHERLANDS (4.4%)
       996,500    Akzo Nobel N.V...................................       45,384
       502,750    Buhrmann N.V.....................................        8,998
       148,400    CSM N.V..........................................        8,569
       826,060    Hollandsche Beton Groep N.V......................       10,208
       620,739    ING Groep N.V....................................       37,859
       561,000    Philips Electronics N.V..........................       37,652
                                                                     -----------
                                                                         148,670
                                                                     -----------
  NEW ZEALAND (0.4%)
     5,607,200    Lion Nathan Ltd..................................       14,260
    (a)392,500    Smith City Group Ltd.............................            -
                                                                     -----------
                                                                          14,260
                                                                     -----------
  PORTUGAL (0.3%)
       291,410    Cimentos de Portugal.............................        9,299
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------
  SINGAPORE (0.9%)
    (c)446,090    Singapore Press Holdings Ltd.....................  $     4,840
     3,760,000    United Overseas Bank Ltd. (Foreign)..............       24,155
                                                                     -----------
                                                                          28,995
                                                                     -----------
  SPAIN (2.7%)
     3,879,500    Iberdrola........................................       72,666
       463,481    Telefonica.......................................       20,633
                                                                     -----------
                                                                          93,299
                                                                     -----------
  SWEDEN (2.8%)
     1,201,800    ForeningsSparbanken AB...........................       31,174
         (c)75    Mandamus AB (units)..............................            1
  (c)4,999,800    Nordbanken Holding AB............................       32,114
     1,539,600    Svenska Cellulosa AB, Class B....................       33,661
                                                                     -----------
                                                                          96,950
                                                                     -----------
  SWITZERLAND (8.7%)
        48,457    Cie Financiere Richemont AG, Class A.............       68,614
        22,540    Forbo Holding AG (Registered)....................        9,861
        20,531    Holderbank Financiere Glarus AG, Class B
                    (Bearer).......................................       24,341
        44,645    Nestle (Registered)..............................       97,330
        11,524    Schindler Holding AG (Participating
                    Certificates)..................................       18,485
    (a)104,370    Swisscom AG (Registered).........................       43,757
       117,715    Union Bank of Switzerland AG (Registered)........       36,220
                                                                     -----------
                                                                         298,608
                                                                     -----------
  UNITED KINGDOM (24.2%)
     6,217,500    Aggreko plc......................................       18,828
     1,436,200    Allied Domecq plc................................       13,250
  (a)1,419,069    Allied Zurich plc................................       21,167
     2,675,400    BG plc...........................................       16,882
    18,444,799    BTR plc..........................................       38,055
     3,289,567    Bank of Scotland.................................       39,244
    16,492,100    Billiton plc.....................................       32,722
     5,222,514    Blue Circle Industries plc.......................       26,937
     1,528,069    British American Tobacco plc.....................       13,437
     2,718,700    British Telecommunications plc...................       40,960
     6,869,300    Bunzl plc........................................       26,859
     3,328,000    Burmah Castrol plc...............................       47,620
     6,217,500    Christian Salvesen plc...........................        9,414
     2,164,600    Commercial Union plc.............................       33,891
     2,800,800    Diageo plc.......................................       31,875
     3,566,128    English China Clays plc..........................        9,672
     2,846,900    Great Universal Stores plc.......................       30,008
     1,870,200    Imperial Tobacco Group plc.......................       20,039
     5,026,451    John Mowlem & Co. plc............................        8,238
     2,497,750    Lonrho Africa plc................................        2,327
     2,745,950    Lonrho plc.......................................       15,031
     2,408,068    National Westminster Bank plc....................       46,437
     4,241,700    Premier Farnell plc..............................       11,292


                                                                        VALUE
    SHARES                                                              (000)
--------------------------------------------------------------------------------
     2,751,700    RMC Group plc....................................  $    37,680
     3,433,500    Racal Electronic plc.............................       19,881
     4,146,202    Reckitt & Colman plc.............................       54,913
           668    Rolls-Royce plc..................................            3
     3,781,700    Royal & Sun Alliance Insurance Group plc.........       30,879
     2,561,902    Tate & Lyle plc..................................       14,109
    13,668,200    WPP Group plc....................................       83,178
       515,900    Williams plc.....................................        2,929
     4,878,100    Wolseley plc.....................................       30,842
                                                                     -----------
                                                                         828,599
                                                                     -----------
TOTAL COMMON STOCKS (Cost $2,569,254)..............................    3,179,631
                                                                     -----------
PREFERRED STOCKS (1.4%)
  GERMANY (1.4%)
       949,500    Volkswagen AG (Cost $19,272).....................       47,299
                                                                     -----------

    NO. OF
    RIGHTS
--------------

RIGHTS (0.0%)
  SPAIN (0.0%)
    (a)463,481    Telefonica, expiring 1/30/99 (Cost $0)...........          412
                                                                     -----------
TOTAL FOREIGN SECURITIES (94.4%) (Cost $2,588,526).................    3,227,342
                                                                     -----------

     FACE
    AMOUNT
    (000)
--------------

SHORT-TERM INVESTMENTS (6.1%)
  REPURCHASE AGREEMENTS (6.1%)
$       82,684    Chase Securities, Inc., 4.45%, dated 12/31/98,
                    due 1/04/99, to be repurchased at $82,725,
                    collateralized by Federal National Mortgage
                    Assoc., 4.75%, due 11/14/03, valued at
                    $83,424........................................  $    82,684
       126,728    Goldman Sachs & Co., 4.70%, dated 12/31/98, due
                    1/04/99, to be repurchased at $126,728,
                    collateralized by U.S. Treasury Notes,
                    5.50%-5.75%, due 3/31/03-8/15/03, valued at
                    $131,887.......................................      126,728
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $209,412).......................      209,412
                                                                     -----------
FOREIGN CURRENCY (3.0%)
GBP        104    British Pound....................................          174
DEM    129,420    German Mark......................................       77,675
JPY  2,704,459    Japanese Yen.....................................       23,965
NLG          9    Netherlands Guilder..............................            5
NZD          2    New Zealand Dollar...............................            1
                                                                     -----------
TOTAL FOREIGN CURRENCY (Cost $99,908)..............................      101,820
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                                         (000)
---------------------------------------------------------------------------------

TOTAL INVESTMENTS (103.5%) (Cost $2,897,846).........................  $3,538,574
                                                                       ----------
OTHER ASSETS (0.5%)
  Cash...................................................  $        1
  Dividends Receivable...................................       8,055
  Receivable for Portfolio Shares Sold...................       5,826
  Foreign Withholding Tax Reclaim Receivable.............       2,231
  Interest Receivable....................................          97
  Other..................................................         156      16,366
                                                           ----------
LIABILITIES ( - 4.0%)
  Collateral on Securities Loaned........................    (126,728)
  Investment Advisory Fees Payable.......................      (6,503)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts............................................      (1,939)
  Payable for Portfolio Shares Redeemed..................      (1,000)
  Custodian Fees Payable.................................        (219)
  Administrative Fees Payable............................        (429)
  Directors' Fees & Expenses Payable.....................        (164)
  Distribution Fees Payable..............................          (9)
  Other Liabilities......................................        (375)   (137,366)
                                                           ----------  ----------
NET ASSETS (100%)....................................................  $3,417,574
                                                                       ----------
                                                                       ----------
NET ASSETS CONSIST OF:
Paid in Capital......................................................  $2,741,497
Accumulated Net Investment Loss......................................      (7,162)
Accumulated Net Realized Gain........................................      44,293
Unrealized Appreciation on Investments on Foreign Currency
  Translations.......................................................     638,946
                                                                       ----------
NET ASSETS...........................................................  $3,417,574
                                                                       ----------
                                                                       ----------

                                                                         AMOUNT
                                                                         (000)
---------------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------------
NET ASSETS.............................................................  $3,400,498
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
  Applicable to 186,367,731 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)......................................      $18.25
                                                                         ----------
                                                                         ----------
CLASS B:
-----------------------------------------------------------------------
NET ASSETS.............................................................     $17,076
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 937,228 outstanding $0.001 par value shares (authorized
  500,000,000 shares)..................................................      $18.22
                                                                         ----------
                                                                         ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                           NET
   CURRENCY                                 IN EXCHANGE                 UNREALIZED
  TO DELIVER        VALUE     SETTLEMENT        FOR          VALUE     GAIN (LOSS)
     (000)          (000)        DATE          (000)         (000)        (000)
---------------   ---------   -----------   ------------   ---------   ------------
JPY  10,700,000   $  96,135      4/13/99    U.S.$ 92,749   $  92,749   $    (3,386)
GBP      83,000     137,599     11/30/99    DEM  227,893     139,046         1,447
                  ---------                                ---------   ------------
                  $ 233,734                                $ 231,795   $    (1,939)
                  ---------                                ---------   ------------
                  ---------                                ---------   ------------

------------------------------------------------------------

(a)   --  Non-income producing security
(c) -- All or a portion of security on loan at December 31, 1998 -- See Note A-11 to financial statements.
RNC   --  Non-Convertible Savings Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                            VALUE        PERCENT OF
INDUSTRY                                    (000)        NET ASSETS
---------------------------------------------------------------------
Capital Equipment......................  $   192,257             5.6%
Consumer Goods.........................      830,605            24.3
Energy.................................      328,801             9.6
Finance................................      513,297            15.0
Materials..............................      559,602            16.4
Multi-Industry.........................      110,153             3.2
Services...............................      692,627            20.3
                                         -----------             ---
                                         $ 3,227,342            94.4%
                                         -----------             ---
                                         -----------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.7%
Belgium                0.7%
Denmark                0.7%
Finland                3.8%
France                 7.2%
Germany                8.2%
Hong Kong              1.4%
Ireland                1.7%
Italy                  5.0%
Japan                 17.7%
Malaysia               0.1%
Netherlands            3.4%
New Zealand            0.1%
Norway                 1.2%
Singapore              0.3%
Spain                  3.1%
Sweden                 3.9%
Switzerland            8.9%
United Kingdom        16.0%
Other                 14.9%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               INTERNATIONAL MAGNUM PORTFOLIO-CLASS   INTERNATIONAL MAGNUM PORTFOLIO-CLASS
                                                 A                                      B                     MSCI EAFE INDEX(1)
3/15/1996*                                                  $500,000                               $100,000               $500,000
12/31/96                                                    $541,250                               $107,900               $526,300
12/31/97                                                    $576,864                               $114,730               $535,668
12/31/98                                                    $619,148                               $122,910               $642,802
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI EAFE Index value at December 31, 1998 assumes a minimum initial investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed the value at December 31, 1998 would be $128,561.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                             TOTAL RETURNS(2)
                                    ----------------------------------
                                                    AVERAGE ANNUAL
                                     ONE YEAR      SINCE INCEPTION
                                    ----------  ----------------------
PORTFOLIO -- CLASS A..............       7.33%             7.94%
PORTFOLIO -- CLASS B..............       7.13              7.65
INDEX.............................      20.00              9.81

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the year ended December 31, 1998, the Portfolio had a total return of 7.33% for the Class A shares and 7.13% for the Class B shares compared to 20.00% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). From inception on March 15, 1996 through December 31, 1998, the average annual total return of Class A shares was 7.94% and 7.65% for Class B shares compared to 9.81% for the Index.

1998 was a volatile year for the international markets. Despite solid results seen in most major market indices at year-end, capital market strength was not experienced broadly or equally among countries, sectors and styles. Specifically, although the Index ended the year up 20.0%, most of the Index gains were attributable to strong first and fourth quarter performances by European stocks, which currently comprise 73% of the Index. While the European markets rose 28.5% for the year in U.S. dollar terms (+22.3% in local currency terms), Japan posted a mere 5.1% return in U.S. dollar terms (but fell 8.9% in yen terms), and Asia ex-Japan fell 6.6% (-2.3% local). Even within the European markets, there was a wide disparity among countries (Finland +121.6% vs. Norway -30.1%), sectors (Telecommunications +73.0% vs. Energy Equipment and Services -48.0%), styles (MSCI Europe Growth +32.7% vs. MSCI Europe Value +24.3%) and even size (MSCI Europe +28.5% vs. MSCI Europe Small Cap +3.3%). Indeed, it was a challenging environment for stock pickers, and as a result, the majority of active managers underperformed the Index for the year -- a similar trend to that seen in the U.S. for 1998.

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
International Magnum Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

Against this backdrop, the Portfolio had a disappointing year, underperforming the Index primarily due to our stock selection in Europe. The majority of the Portfolio's underperformance occurred during the second half of the year when investors, spooked by the mid-summer Russian debt default and the near collapse of a U.S. hedge fund, flocked for the safety and liquidity of large and mega cap global franchise names. Performance was also hurt by our currency hedging, as the yen reversed its weakening trend in September and continued to strengthen through year end. On the positive side, stock selection in Japan and Asia was strong, outperforming their respective local benchmarks. Regional allocation policy, in which we were overweight or neutral in Europe and underweight in Japan and Asia virtually all year, contributed to performance for most of the year, but was less successful from September through November, when Asia and Japan both outperformed Europe.

The Portfolio's European holdings underperformed the European Index for the fourth quarter and year. While companies like Telecom Italia, Nestle, Imperial Tobacco and France Telecom were strong performers for the year, the Portfolio was hurt by holdings in oil (Premier Oil, Total) as well as by weak stock selection, especially in the U.K. Attracted by their quality franchises and cheap multiples, the Portfolio has increased exposure over the last 18 months to small/mid cap companies, many of which are British. In the recent flight to liquidity, however, these small/mid cap names were shunned by investors, often for reasons unrelated to fundamentals. As a result, the valuation gap between small/mid sized companies and their larger peers has now reached the widest point in over thirteen years. Making matters worse, the recent surge in large and mega cap growth stocks -- in which we are underweight -- made 1998 one of the four worst years on record for value investors. These factors are responsible for the majority of the Portfolio's underperformance.

While we are disappointed by our European results, we believe that with valuation gaps so extreme and earnings expectations still very rosy, our European stocks are well positioned to navigate the choppy waters ahead. We remain cautiously optimistic about the outlook for Europe in 1999, as we expect demand for equities to continue to rise and merger and restructuring activity to remain brisk. However, risks include the new Euro currency, which has shown signs of possible strengthening versus the U.S. dollar and would hurt the exporters which have led the European recovery. Furthermore, there are signs of a more dramatic than expected economic slowing in Europe, which would put further pressure on already high unemployment rates. Finally, valuations particularly in the largest companies are at stratospheric levels, making them extremely vulnerable to earnings disappointments which have become increasingly likely in this volatile global financial environment.

Turning to Asia ex-Japan, the markets there finally found a bottom in the third quarter and rebounded in the final quarter of the year on the back of increased global liquidity and favorable interest rate policies. With the exception of Australia, however, Asian markets ended the year in negative territory. The Asian markets have been suffering for well over a year, with the situation in the emerging market nations of South Korea, Thailand and Indonesia so dire they were forced to adopt austere monetary and fiscal policies under IMF guidance. These three nations, (which are not in our investment universe), led an Asian fourth quarter rally just as they had led the downturn sparked by the Thai baht devaluation in late 1997. During the fourth quarter Asian markets were helped by stronger currencies and lower interest rates, and recent consumer and business data point to increasing economic activity. These factors have contributed to increasing stability and should benefit the region as a whole in the new year. We remain cautious, however, about the outlook for China and Hong Kong. China has seen several corporate defaults in recent weeks and the recent volatility in Latin America raises questions about the strength of the renminbi and the sustainability of the Hong Kong dollar peg.

Overall, we maintained a defensive portfolio in Asia during the year, and although our holdings outperformed relative to the region, most positions were still down for the year. However, the Portfolio was helped by the fact that our Asian holdings were a small (less than 5%) portion of the Portfolio in absolute terms, and underweight versus the Index on a relative basis. The only bright spot in the region was Australia, which rose 6% for the year as the domestic economy exhibited strong economic fundamentals -- low inflation, sound monetary policy, a budget surplus and a healthy banking system. Additionally, many Aussie companies are well managed with an eye toward increasing profitability. Telstra, the telecom company, Fosters, the beer manufacturer, and National Australia Bank were all strong performers for the fourth quarter and year.

Finally, despite a new Prime Minister and a series of economic stimulus and bank bailout packages, the Japanese economy and stock market continued to languish, with conditions exacerbated by year end gyrations in the value of the yen. The story in Japan has

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
in many ways changed little from a year ago; consumer and business sentiment remain at depressed levels while the nation's credit crunch and deflationary spiral have continued to worsen. In July, Japanese voters flocked to the polls to replace Prime Minister Hashimoto with a new leader, Mr. Obuchi. Obuchi declared a 60 trillion yen bank rescue package in October, doubling the efforts of his predecessor including a new scheme to nationalize troubled banks. Late in the year, both Long Term Credit Bank and Nippon Credit Bank were nationalized, a first in post WWII history for Japan. Ironically, we view these bankruptcies as a positive, as they show that Japan has finally stopped propping up its weakest banks at the expense of healthier ones -- a much needed change. However, these two banks are just a start and other significant structural problems remain; the government thus far has been unable or unwilling to take the next steps and implement the critical structural changes needed to revive the economy.

Our strategy for Japan was highly successful for most of the year, but reversed slightly in the fourth quarter. In our equity investments, we focused on blue chip exporters and avoided banks and more domestically oriented stocks. We outperformed the local Japanese index for the year, although as in Asia, the market fell for the year in local currency terms, hitting a 12-year low in October as sentiment deteriorated about the future for the Japanese economy. Our relative outperformance would have been greater except that in the final quarter of the year, the yen's rapid appreciation hurt our export-oriented stocks as investors became concerned that the exporters' profits might suffer. The yen hit a low of 147 Y/$ in early August, and then began to strengthen, rising sharply and suddenly in early October to end the year at nearly 110 Y/$ -- 15% higher versus the dollar than it had begun the year. The yen's abrupt moves caused a second problem for the Portfolio in the latter part of the year. While our hedge versus our yen exposure contributed to performance for much of the year, we realized a loss when we removed the last of our yen hedges in early December.

As we enter 1999, we are cautiously optimistic that this year will become a true inflection point. With the domestic financial system in a shambles, Japanese corporations' off-shore search for capital combined with liberalization of Japan's pension investment guidelines are forcing much of corporate Japan to adopt "international" accounting standards. As a result, we anticipate that the pace of corporate operational and financial restructuring should pick up, with the private sector finally undergoing real structural changes in areas such as wages (pay for performance not seniority), employment efficiencies (ending lifetime employment), balance sheet construction (deleveraging) and shareholder value (focus on return on equity (ROE) not market share). In the public realm, Prime Minister Obuchi has provided a platform for significant tax cuts and economic stimulus packages to support Japan on a macro level. Nonetheless, GDP growth is expected to be flat to negative for 1999, and further bank failures are likely. Japan also remains vulnerable to any global economic slowdown as well as a stronger yen and higher domestic interest rates. While the overall backdrop for Japan is admittedly grim, the positive changes we are beginning to see at the margin should result in long term, sustainable gains for individual companies and for the nation as a whole. As asset allocators, these changes in concert with attractive valuations have prompted us to assume a bias toward increasing our holdings in Japan as equity markets are often leading indicators. At the micro level, we will remain highly selective in our stock selection, favoring PC, semiconductor, service, pharmaceutical and select domestic sectors such as housing and housing related securities, but remain poised to adjust our holdings should economic conditions warrant it.

In sum, we believe 1999 will be another volatile year in the international equity markets overall. We reduced our holdings in Europe and are still underweight Asia relative to the Index, but are moving to a neutral position in Japan. We are also closely monitoring the global currency situation as we see potential for dollar weakening against the euro which could further dampen earnings expectations for the European global franchise names which performed so strongly over 1998. Overall, we will remain vigilant to find the best opportunities to put money to work, and adjust our portfolio accordingly.

Francine J. Bovich
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
International Magnum Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (83.0%)
  AUSTRALIA (1.7%)
       16,800    Brambles Industries Ltd..........................  $     409
      129,800    Colonial Ltd.....................................        446
       29,600    Commonwealth Bank Of Australia...................        420
      171,800    Fosters Brewing Group Ltd........................        465
       18,960    Lend Lease Corp., Ltd............................        256
       32,580    National Australia Bank Ltd......................        491
       69,800    News Corp., Ltd..................................        461
      148,600    Oil Search Ltd...................................        150
       40,250    Rio Tinto Ltd....................................        477
   (a)143,800    Telstra Corp., Ltd...............................        672
       65,500    WMC Ltd..........................................        198
       34,200    Westpac Banking Corp.............................        229
       72,950    Woolworths Ltd...................................        248
                                                                    ---------
                                                                        4,922
                                                                    ---------
  BELGIUM (0.7%)
       41,825    G.I.B. Holdings Ltd..............................      2,191
                                                                    ---------
  DENMARK (0.7%)
       22,500    Unidanmark A/S, Class A (Registered).............      2,033
                                                                    ---------
  FINLAND (3.8%)
       23,600    Huhtamaki Oyj, Series 1..........................        904
       26,545    KCI Konecranes International.....................      1,206
       16,485    Kone Oyj, Class B................................      1,920
      345,010    Merita Ltd., Class A.............................      2,193
       89,850    Metra Oyj, Class B...............................      1,561
       42,100    Sampo Insurance Co., plc, Class A................      1,608
      121,450    The Rauma Group..................................      1,774
        6,465    Valmet Oyj.......................................         87
                                                                    ---------
                                                                       11,253
                                                                    ---------
  FRANCE (7.2%)
    (a)81,900    Bull SA..........................................        614
    (a)66,750    CNP Assurances...................................      2,028
       21,641    Cie de Saint Gobain..............................      3,056
       48,350    Cie Generale des Establissements Michelin, Class
                   B..............................................      1,934
       25,400    Elf Aquitaine....................................      2,936
        6,462    Groupe Danone....................................      1,850
       10,010    Lafarge..........................................        951
       27,100    Legris Industries................................      1,328
       55,000    Rhone-Poulenc, Class A...........................      2,831
       20,200    Total, Class B...................................      2,046
       13,790    Union des Assurances Federales...................      1,831
                                                                    ---------
                                                                       21,405
                                                                    ---------
  GERMANY (6.1%)
       76,700    BASF AG..........................................      2,926
    (c)23,150    Bayer AG.........................................        972
       26,330    Bayerische Vereinsbank AG........................      2,083
        6,533    Buderus AG.......................................      2,411
    (c)19,561    Philipp Holzmann AG..............................      3,053
       11,145    Plettac AG.......................................        883
       35,300    VEBA AG..........................................      2,091


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
     (c)2,110    Viag AG..........................................  $   1,247
       28,380    Volkswagen AG....................................      2,296
                                                                    ---------
                                                                       17,962
                                                                    ---------
  HONG KONG (1.4%)
       50,000    CLP Holdings Ltd.................................        249
      110,000    China Telecom Limited............................        190
      134,000    Dairy Farm International Holdings Limited........        154
       24,400    HSBC Holdings plc................................        608
      137,300    Hong Kong & China Gas Co., Ltd...................        175
       59,500    Hong Kong Electric Holdings Ltd..................        180
      136,000    Hong Kong Telecommunications Ltd.................        238
      121,000    Hutchison Whampoa Ltd............................        855
       79,000    Li & Fung Ltd....................................        164
       55,000    Smartone Telecommunications......................        153
      109,000    Sun Hung Kai Properties Ltd......................        795
       73,000    Swire Pacific Ltd., Class A......................        327
       39,000    Television Broadcasts Ltd........................        101
       22,000    Vtech Holdings Ltd...............................         96
                                                                    ---------
                                                                        4,285
                                                                    ---------
  IRELAND (1.7%)
      136,461    Bank of Ireland..................................      3,041
      443,300    Greencore Group plc..............................      2,048
                                                                    ---------
                                                                        5,089
                                                                    ---------
  ITALY (5.0%)
    (c)53,625    Banca Popolare Di Bergamo S.p.A..................      1,304
       23,900    Italgas..........................................        130
      318,020    Magneti Marelli S.p.A............................        551
   (c)195,115    Marzotto (Gaetano) & Figli S.p.A.................      2,153
   (c)359,200    Mediaset S.p.A...................................      2,918
   (c)556,300    Sogefi S.p.A.....................................      1,514
      980,211    Telecom Italia S.p.A. (RNC)......................      6,180
                                                                    ---------
                                                                       14,750
                                                                    ---------
  JAPAN (17.7%)
       17,000    Aiwa Co., Ltd....................................        449
      128,000    Amada Co., Ltd...................................        620
       12,200    Autobacs Seven Co., Ltd..........................        411
       65,000    Canon, Inc.......................................      1,391
    (c)85,000    Casio Computer Co., Ltd..........................        628
       60,000    Dai Nippon Printing Co., Ltd.....................        958
      228,000    Daicel Chemical Industries Ltd...................        679
      128,000    Daifuku Co., Ltd.................................        685
      103,000    Daikin Industries Ltd............................      1,022
       12,200    FamilyMart Co., Ltd..............................        610
       44,000    Fuji Machine Manufacturing Co....................      1,392
       40,000    Fuji Photo Film Ltd..............................      1,489
       71,000    Fujitec Co., Ltd.................................        458
      132,000    Fujitsu Ltd......................................      1,760
      186,000    Furukawa Electric Co.............................        635
    (c)43,800    Hitachi Credit Corp..............................        974
      254,000    Hitachi Ltd......................................      1,575
       60,000    Inabata & Co.....................................        161
      154,000    Kaneka Corp......................................      1,156
       53,000    Kurita Water Industries Ltd......................        779
       17,600    Kyocera Corp.....................................        931

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

                                       61
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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

  JAPAN (CONT.)

       72,000    Kyudenko Co., Ltd................................  $     487
       42,000    Lintec Corp......................................        391
       89,000    Matsushita Electric Industrial Co., Ltd..........      1,576
       44,000    Minebea Company, Ltd.............................        504
   (c)259,000    Mitsubishi Chemical Corp.........................        546
       95,000    Mitsubishi Estate Co., Ltd.......................        853
      238,000    Mitsubishi Heavy Industries Ltd..................        928
    (c)65,000    Mitsumi Electric Co., Ltd........................      1,377
       22,000    Murata Manufacturing Co., Ltd....................        914
   (c)170,000    NEC Corp.........................................      1,567
        (c)95    NTT Data Corporation.............................        472
       57,000    Nifco, Inc.......................................        460
       19,000    Nintendo Corp., Ltd..............................      1,844
       32,000    Nippon Pillar Packing............................        119
          190    Nippon Telegraph & Telephone Corp................      1,468
   (c)289,000    Nissan Motor Co., Ltd............................        886
       54,000    Nissha Printing Co., Ltd.........................        330
       28,000    Ono Pharmaceutical Co., Ltd......................        876
      163,000    Ricoh Co., Ltd...................................      1,505
       37,800    Rinnai Corp......................................        662
        6,000    Rohm Co..........................................        547
       13,000    Ryosan Co........................................        208
       18,000    Sangetsu Co., Ltd................................        270
       65,000    Sankyo Co., Ltd..................................      1,423
      113,000    Sanwa Shutter Corp...............................        495
       78,000    Sekisui Chemical Co..............................        525
       55,000    Sekisui House Co.,Ltd............................        582
      109,000    Shin-Etsu Polymer Co., Ltd.......................        570
       24,100    Sony Corp........................................      1,758
       36,000    Sumitomo Marine & Fire Insurance Co., Ltd........        228
       72,000    Suzuki Motor Co., Ltd............................        855
       18,000    TDK Corp.........................................      1,648
       26,000    Tokyo Electron Ltd...............................        988
      288,000    Toshiba Corp.....................................      1,718
       47,000    Toyota Motor Corp................................      1,279
      168,000    Tsubakimoto Chain Co.............................        359
       59,000    Yamaha Corp......................................        612
    (c)51,000    Yamanouchi Pharmaceutical Co., Ltd...............      1,645
                                                                    ---------
                                                                       52,238
                                                                    ---------
  MALAYSIA (0.1%)
   (d) 21,000    Carlsberg Brewery Malaysia Bhd...................         42
   (d) 58,000    Guinness Anchor Bhd..............................         41
   (d) 20,143    Nestle (Malaysia) Bhd............................         56
    (d) 7,000    R.J. Reynolds Bhd................................          6
   (d) 20,000    Rothmans of Pall Mall (Malaysia) Bhd.............         82
                                                                    ---------
                                                                          227
                                                                    ---------
  NETHERLANDS (3.4%)
       66,400    ABN Amro Holding N.V.............................      1,397
       63,535    Akzo Nobel N.V...................................      2,894
       23,695    Hollandsche Beton Groep N.V......................        293
       60,120    ING Groep N.V....................................      3,667
       27,300    Philips Electronics N.V..........................      1,832
                                                                    ---------
                                                                       10,083
                                                                    ---------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
  NEW ZEALAND (0.1%)
       10,000    Telecom Corp. of New Zealand Ltd. (Installment
                   Receipts Final Installment: NZD 4.15/share due
                   3/31/99).......................................  $      22
    (c)30,900    Telecom Corp. of New Zealand Ltd.................        134
                                                                    ---------
                                                                          156
                                                                    ---------
  NORWAY (1.2%)
       83,350    Saga Petroleum ASA, Class A......................        762
      135,685    Sparebanken......................................      2,642
                                                                    ---------
                                                                        3,404
                                                                    ---------
  SINGAPORE (0.3%)
       37,000    City Developments Ltd............................        160
       60,000    Natsteel Electronics Ltd.........................        153
       22,000    Singapore Airlines Ltd. (Foreign)................        161
       89,000    Singapore Technologies Engineering Ltd...........         83
       47,000    United Overseas Bank Ltd. (Foreign)..............        302
       35,000    Venture Manufacturing Ltd........................        134
                                                                    ---------
                                                                          993
                                                                    ---------
  SPAIN (3.1%)
          190    Banco Bilbao Vizcaya.............................          3
      123,300    Banco Bilbao Vizcaya (Registered)................      1,936
      209,500    Iberdrola........................................      3,924
       36,381    Telefonica.......................................      1,620
   (c)165,600    Uralita..........................................      1,846
                                                                    ---------
                                                                        9,329
                                                                    ---------
  SWEDEN (3.9%)
    (c)72,300    Autoliv, Inc.....................................      2,599
       92,630    BT Industries AB.................................      1,350
      513,000    Nordbanken Holding AB............................      3,295
   (c)139,800    Svedala Intrustri AB.............................      2,038
       52,250    Svenska Handelsbanken, Class A...................      2,207
                                                                    ---------
                                                                       11,489
                                                                    ---------
  SWITZERLAND (8.9%)
        1,090    Bobst AG (Bearer)................................      1,351
        3,788    Cie Financiere Richemont AG, Class A.............      5,364
        4,270    Forbo Holding AG (Registered)....................      1,868
        2,790    Holderbank Financiere Glarus AG, Class B
                   (Bearer).......................................      3,308
        2,800    Nestle (Registered)..............................      6,104
        2,200    SIG Schweizensche Industrie-Gesellschaft Holding
                   AG (Registered)................................      1,299
        1,385    Schindler Holding AG (Registered)................      2,363
     (a)5,370    Swisscom AG (Registered).........................      2,251
     (a)1,170    Union Bank of Switzerland AG (Registered)........        360
        8,025    Valora Holding AG (Registered)...................      2,174
                                                                    ---------
                                                                       26,442
                                                                    ---------
  UNITED KINGDOM (16.0%)
    1,052,900    Aegis Group plc..................................      1,524
       41,700    Allied Domecq plc................................        385
    (a)94,100    Allied Zurich plc................................      1,404

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Magnum Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

      257,405    BG plc...........................................  $   1,624
       12,300    Bank of Ireland..................................        270
      261,270    Bank of Scotland.................................      3,117
      138,900    British Telecommunications plc...................      2,093
      225,500    Bunzl plc........................................        882
      203,127    Burmah Castrol plc...............................      2,907
      266,750    Capital Radio plc................................      2,596
      381,100    Charter plc......................................      2,092
      566,600    Devro plc........................................      1,631
      180,536    Diageo plc.......................................      2,055
      228,060    Great Universal Stores plc.......................      2,404
      861,600    Halma plc........................................      1,735
      172,250    IMI plc..........................................        676
      304,100    Imperial Tobacco Group plc.......................      3,258
      155,700    Lonrho plc.......................................        852
      436,700    Morgan Crucible Co...............................      2,005
      176,000    Premier Farnell plc..............................        469
    3,311,000    Premier Oil plc..................................        881
      154,020    RMC Group plc....................................      2,109
      270,256    Reckitt & Colman plc.............................      3,579
      278,983    Royal & Sun Alliance Insurance Group plc.........      2,278
      443,900    Scapa Group plc..................................        724
       36,700    Scottish Media Group plc.........................        429
      558,900    WPP Group plc....................................      3,401
       15,700    Williams plc.....................................         89
                                                                    ---------
                                                                       47,469
                                                                    ---------
TOTAL COMMON STOCKS (Cost $237,525)...............................    245,720
                                                                    ---------
PREFERRED STOCKS (2.1%)
  GERMANY (2.1%)
        6,516    Dyckerhoff AG....................................      1,819
        6,210    Fresenius AG.....................................      1,304
        7,030    Hornbach Holding AG..............................        420
        5,780    Suedzucker AG....................................      2,619
                                                                    ---------
TOTAL PREFERRED STOCKS (Cost $7,061)..............................      6,162
                                                                    ---------

   NO. OF
   RIGHTS
-------------

RIGHTS (0.0%)
  SPAIN (0.0%)
    (a)36,381    Telefonica, expiring 1/30/99 (Cost $0)...........         32
                                                                    ---------

   NO. OF
  WARRANTS
-------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
  (a,d)10,650    Hong Kong & China Gas Co., Ltd., expiring 9/30/99
                   (Cost $0)......................................         --
                                                                    ---------
TOTAL FOREIGN SECURITIES (85.1%) (Cost $244,586)..................    251,914
                                                                    ---------

     FACE
    AMOUNT                                                             VALUE
    (000)                                                              (000)
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (19.3%)
  REPURCHASE AGREEMENT (19.3%)
$       42,177    Chase Securities, Inc. 4.45%, dated 12/31/98, due
                    1/04/99, to be repurchased at $42,198,
                    collateralized by U.S. Treasury Bonds, 5.50%,
                    due 5/31/00, valued at $43,036.................  $  42,177
        14,879    Goldman Sachs & Co., 4.70% dated 12/31/98, due
                    1/04/99 to be repurchased at $14,885,
                    collateralized by U.S. Treasury Notes, 5.125%,
                    due 8/31/00, valued at $15,092.................     14,879
                                                                     ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $57,056)........................     57,056
                                                                     ---------
FOREIGN CURRENCY (0.0%)
GBP         --    British Pound....................................          1
HKD         54    Hong Kong Dollar.................................          7
(d)MYR      17    Malaysian Ringgit................................          3
ESP        205    Spanish Peseta...................................          1
                                                                     ---------
TOTAL FOREIGN CURRENCY (Cost $13)..................................         12
                                                                     ---------

TOTAL INVESTMENTS (104.4%) (Cost $301,655).......................     308,982
                                                                   ----------
OTHER ASSETS (1.2%)
  Due from Broker....................................  $    1,627
  Receivable for Daily Variation on Futures
    Contracts........................................       1,196
  Dividends Receivable...............................         456
  Foreign Withholding Tax Reclaim Receivable.........         131
  Interest Receivable................................          14
  Receivable for Portfolio Shares Sold...............           2
  Other..............................................           6       3,432
                                                       ----------
LIABILITIES ( - 5.6%)
  Collateral Securities Loaned.......................     (14,879)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts........................................        (728)
  Investment Advisory Fees Payable...................        (476)
  Payable for Shares Redeemed........................        (170)
  Administrative Fees Payable........................         (35)
  Custodian Fees Payable.............................         (30)
  Distribution Fees Payable..........................         (16)
  Directors' Fees & Expenses Payable.................          (8)
  Other Liabilities..................................        (107)    (16,449)
                                                       ----------  ----------
NET ASSETS (100%)....................................              $  295,965
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $  290,204
Undistributed Net Investment Income................................         751
Accumulated Net Realized Loss......................................      (2,578)
Unrealized Appreciation on Investments, Foreign Currency
  Translations and Futures Contracts...............................       7,588
                                                                     ----------
NET ASSETS.........................................................  $  295,965
                                                                     ----------
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                   AMOUNT
                                                                   (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................    $269,814
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 23,327,170 outstanding $0.001 par value
  Shares (authorized 500,000,000 shares)...........................      $11.57
                                                                     ----------
                                                                     ----------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................     $26,151
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,266,846 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................      $11.54
                                                                     ----------
                                                                     ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31,1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                       NET
   CURRENCY                               IN EXCHANGE              UNREALIZED
  TO DELIVER      VALUE     SETTLEMENT        FOR        VALUE     GAIN (LOSS)
    (000)         (000)        DATE          (000)       (000)        (000)
--------------   --------   -----------   ------------  --------   -----------
DEM      3,318   $  1,992      1/13/99    U.S.$  1,996  $  1,996   $        4
FRF     18,158      3,251      1/13/99    U.S.$  3,257     3,257            6
GBP      1,727      2,873      1/13/99    U.S.$  2,901     2,901           28
ITL  2,602,738      1,577      1/13/99    U.S.$  1,582     1,582            5
JPY    828,188      7,352      1/13/99    U.S.$  6,889     6,889         (463)
JPY    675,640      5,998      1/13/99    U.S.$  5,681     5,681         (317)
U.S.$    5,108      5,108      1/13/99    FRF   28,693     5,137           29
U.S.$    1,624      1,624      1/13/99    FRF    9,104     1,630            6
U.S.$    4,961      4,961      1/13/99    DEM    8,349     5,014           53
U.S.$    2,079      2,079      1/13/99    DEM    3,477     2,088            9
U.S.$    2,446      2,446      1/13/99    ITL4,058,263     2,459           13
U.S.$      621        621      1/13/99    ITL1,028,100       623            2
U.S.$   12,451     12,451      1/13/99    JPY1,429,474    12,690          239
U.S.$      644        644      1/13/99    JPY   74,354       660           16
U.S.$    2,028      2,028      1/13/99    JPY  234,822     2,085           57
U.S.$    8,492      8,492      1/13/99    GBP    5,099     8,480          (12)
U.S.$    3,765      3,765      1/13/99    GBP    2,245     3,734          (31)
JPY     37,887        337      1/19/99    U.S.$    316       316          (21)
U.S.$      328        328      1/19/99    JPY   37,887       336            8
U.S.$      716        716      1/19/99    GBP      428       712           (4)
JPY  1,128,168     10,034      1/27/99    U.S.$  9,401     9,401         (633)
U.S.$    9,756      9,756      1/27/99    JPY1,128,168    10,034          278
                 --------                               --------        -----
                 $ 88,433                               $ 87,705   $     (728)
                 --------
                 --------                               --------        -----
                                                        --------        -----

------------------------------------------------------------

(a)   --  Non-income producing security.
(c) -- All or a portion of security on loan at December 31, 1998 -- See Note A-11 to financial statements
(d)   --  Investment is valued at fair value -- see note A-1 to financial statements.
DEM   --  German Mark
FRF   --  French Franc
ITL   --  Italian Lira
JPY   --  Japanese Yen
NZD   --  New Zealand Dollar
RNC   --  Non-Convertible Savings Shares

------------------------------------------------------------
FUTURES CONTRACTS:
  At December 31,1998, the following futures contracts were open:

                                           NUMBER      AGGREGATE                    UNREALIZED
                                             OF        FACE VALUE    EXPIRATION    APPRECIATION
                                         CONTRACTS       (000)          DATE           (000)
-
                                         ----------   ------------   -----------   -------------
LONG:
CAC 40 Index                                   121    U.S.$  4,268     March-99    $        178
DAX Index                                       18    U.S.$  5,447     March-99             315
FT-SE 100 Index                                105    U.S.$ 10,247     March-99             176
Milan MIB30 Index                                9    U.S.$  1,886     March-99             106
TOPIX Index                                     22    U.S.$  2,042     March-99              13
                                                                                          -----
                                                                                           $788
                                                                                          -----
                                                                                          -----

------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE       PERCENT OF
INDUSTRY                                   (000)       NET ASSETS
-------------------------------------------------------------------
Capital Equipment......................  $  65,143            22.0%
Consumer Goods.........................     47,678            16.1
Energy.................................     11,044             3.7
Finance................................     53,522            18.1
Mining.................................        853             0.3
Materials..............................     28,611             9.7
Multi Industry.........................     11,964             4.0
Services...............................     33,099            11.2
                                         ---------             ---
                                         $ 251,914            85.1%
                                         ---------             ---
                                         ---------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Magnum Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              7.9%
Denmark                1.2%
Finland                6.5%
France                 7.5%
Germany                9.9%
Hong Kong              2.3%
Ireland                3.6%
Italy                  2.4%
Japan                 14.5%
Netherlands            8.5%
New Zealand            2.1%
Norway                 2.3%
Singapore              0.9%
Spain                  1.3%
Sweden                 2.7%
Switzerland            6.6%
United Kingdom        16.0%
Other                  3.8%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   INTERNATIONAL SMALL CAP
                                          PORTFOLIO              MSCI EAFE SMALL CAP INDEX(1)
          12/15/92*                       $500,000                         $500,000
12/31/92                                              $504,500                         $500,000
12/31/93                                              $718,245                         $685,950
12/31/94                                              $756,343                         $742,952
12/31/95                                              $776,008                         $727,944
12/31/96                                              $906,533                         $726,925
12/31/97                                              $901,547                         $547,811
12/31/98                                              $939,863                         $577,612
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
----------------------------------------------

                                         TOTAL RETURNS(2)
                          ----------------------------------------------
                                      AVERAGE ANNUAL    AVERAGE ANNUAL
                           ONE YEAR     FIVE YEARS      SINCE INCEPTION
                          ----------  ---------------  -----------------
PORTFOLIO...............       4.25%         5.51%            11.37%
INDEX...................       5.44        - 3.38              2.42

1. The MSCI EAFE Small Cap Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the year ended December 31, 1998, the Portfolio had a total return of 4.25% compared to a total return of 5.44% for the Morgan Stanley Capital International
(MSCI) EAFE Small Cap Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return for the Portfolio was 5.51% compared to -3.38% for the Index. From inception on December 15, 1992 through December 31, 1998, the average annual total return of the Portfolio was 11.37% compared to 2.42% for the Index.

The disappointing underperformance of the Portfolio in the fourth quarter reversed the outperformance of the first nine months and left the Portfolio below the Index for the full year. We were surprised by the rebound in the markets in the final quarter given the clear pressures on the global economy and having interpreted the interest rate cuts as central bankers' sharing our concerns over the potential scale of global overcapacity and deflation. The raft of corporate profit warnings, however, did not seem to dent other investors optimism.

Positive stock selection, most notably in the Netherlands, Norway, Sweden, the U.K. and Hong Kong was not sufficient to offset the significant negative impact of the Portfolio's underweighting in Japan and the sharply appreciating yen. In Europe we have not chased expensive valuations in the `Eurobubble' economies such as Italy and Spain and this also hurt performance. These markets bounced

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
strongly on the back of falling interest rates while the core European markets lagged, rightly laboring under concerns over their export sectors. The Portfolio's underweighting in the capital goods sector was not sufficient to protect it from some weak returns in Swiss and German industrials.

Cyclical exposure was reduced at the start of the year and the Portfolio's Japanese weighting rose from a low of 8% to 15% reflecting the extremely depressed valuations in that market. This was largely funded from profits in the U.K. Otherwise the Portfolio's geographic weightings did not change significantly. In recent months Alliance Unichem was sold as strong appreciation took it above our assessment of fair value. Sales were also made in Tamro, the Scandinavian drug wholesaler, given clear signs of a worsening competitive environment, and Rautarukki as we cut back further on the Portfolio's exposure to cyclicals. New positions were established in Beru in Germany and Rapala in Finland.

Weak demand in Asia combined with excess capacity in many industries, especially in Japan, is now flooding the rest of the world and manufacturing in Europe and the U.S. is suffering. Capital spending is likely to contract further and thus we remain extremely wary on any exposure to the capital goods sector. This will be particularly damaging for the major European economies, most notably Germany. Unemployment is likely to rise (already apparent in Germany) and earnings estimates fall. Recent strength in the Euro is exacerbating this. Constrained by a Euroland budget deficit of 3% this is likely to test relations between the new centre left governments and, an as yet untested, European Central Bank.

Despite this cautious outlook, however, many small cap valuations in Europe are more than discounting the bad news and quality businesses available at give away prices abound, most notably in the U.K.

Valuations in small cap Japan are also strikingly low and the Portfolio's weighting is likely to continue to rise. Our hurdles of strength of business franchise, cash returns and management quality, however, eliminate the vast majority of stocks in Japan despite their depressed valuations. Corporate Japan's continued failure to tackle costs and restructure leaves it facing a supply problem every bit as worrying as its weak consumer demand. The government's involvement in corporate life needs to diminish and enable capital to be allocated based on economic return. Tough resistance, however, from vested interests and weak political leadership do not instill confidence that this is imminent.

In non-Japan Asia there is still some small cap value to be found but the recent market rebound appears to be discounting a substantial economic recovery of which we are wary. This is especially the case in Hong Kong where the news flow from China is a concern.

Small caps have substantially underperformed large caps for the fourth year in a row. This has largely reflected the sheer weight of money (much of it retail) chasing the same small handful of largest cap names prompted by available liquidity, mega mergers and the dominance of the growth sectors of pharmaceuticals and telecommunications. Small cap's lower weightings in such sectors and typically higher weightings in cyclicals has been a clear negative. But with at least five smaller companies for every large one and with a broad industrial exposure to many new emerging growth sectors, especially in services, the natural bias towards cyclicals need not be, and is not reflected in the Portfolio. Moreover, we actively avoid industries where there are clear economies of scale and where small caps would be disadvantaged. The Portfolio is already underweight many of the economic sensitive sectors except where the quality of the company and valuation are so compelling that it is unlikely to remain independent for long. Otherwise the Portfolio is substantially overweight food / household / health and a broad array of services. These companies offer sustainable growth, have excellent franchises and management and are strikingly cheap.

Going into the New Year our colleagues are once again finding value in large caps frustratingly scarce while small caps offer an abundance of compelling absolute value. The unprecedentedly large valuation gap meanwhile pays testament to the relative value argument.

Margaret Naylor
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------

COMMON STOCKS (93.1%)
  AUSTRALIA (7.9%)
       1,396,940    Ausdoc Group Ltd.................................  $   2,226
         623,503    Auspine Ltd......................................        672
       1,748,543    Australian Hospital Care Ltd.....................      1,221
       1,057,866    Bains Harding Ltd................................        162
         361,560    BRL Hardy Ltd....................................      1,223
       1,973,731    Eltin Ltd........................................      1,428
       7,798,947    E.R.G. Ltd.......................................      4,874
       7,490,464    Parbury Ltd......................................      1,285
         537,000    Ramsay Health Care Ltd...........................        540
       1,290,614    Skilled Engineering Ltd..........................      1,455
       1,990,900    Solution 6 Holdings Ltd..........................      1,525
       3,910,000    Star City Holdings Ltd...........................      3,457
                                                                       ---------
                                                                          20,068
                                                                       ---------
  DENMARK (1.2%)
          72,400    Sydbank A/S......................................      3,106
                                                                       ---------
  FINLAND (6.5%)
          87,308    KCI Konecranes International.....................      3,964
          46,970    Kone Oyj, Class B................................      5,471
         292,600    Metsa Tissue Oyj.................................      2,715
      (a)252,991    Rapala Normark Corp..............................      2,198
         134,010    The Rauma Group..................................      1,958
                                                                       ---------
                                                                          16,306
                                                                       ---------
  FRANCE (7.5%)
          30,569    Algeco...........................................      2,719
          24,500    Chargeurs........................................      1,355
          21,999    Dauphin O.T.A....................................      2,008
          53,723    De Dietrich et Compagnie.........................      2,836
          80,913    Europeene d'Extincteurs..........................      5,061
          99,833    Legris Industries................................      4,893
                                                                       ---------
                                                                          18,872
                                                                       ---------
  GERMANY (6.8%)
          56,000    Beru AG..........................................      1,138
       (a)46,200    Kamps AG.........................................      2,939
          70,120    Marseille-Kliniken AG............................      1,275
          92,775    Moebel Walther AG................................      3,146
          20,124    Philipp Holzmann AG..............................      3,140
           5,605    Plettac AG.......................................        444
       (a)13,510    Sartorius AG.....................................      2,692
       (a)80,360    Winkler & Duennebier AG..........................      2,339
                                                                       ---------
                                                                          17,113
                                                                       ---------
  HONG KONG (2.3%)
       1,514,000    Li & Fung Ltd....................................      3,137
       7,657,000    Vitasoy International Holdings Ltd...............      2,792
                                                                       ---------
                                                                           5,929
                                                                       ---------


                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
  IRELAND (3.6%)
       1,882,227    Anglo Irish Bank Corp. plc (British Pound
                      Shares)........................................  $   5,443
         125,105    Clondalkin Group plc.............................        895
         487,856    Green Property plc...............................      2,763
                                                                       ---------
                                                                           9,101
                                                                       ---------
  ITALY (2.4%)
      (a)940,300    Buffetti S.p.A...................................      3,181
         459,000    Sogefi S.p.A.....................................      1,249
          74,000    Unicem S.p.A. (RNC)..............................        380
          19,000    Vincenzo Zucchi S.p.A............................        154
         207,050    Vincenzo Zucchi S.p.A. (NCS).....................      1,079
                                                                       ---------
                                                                           6,043
                                                                       ---------
  JAPAN (14.5%)
          60,500    Aiful Corp.......................................      3,678
         212,600    Asatsu, Inc......................................      5,087
          21,000    Disco Corp.......................................        614
         231,000    Foster Electric Co., Ltd.........................      1,187
         760,000    Hankyu Realty Co., Ltd...........................      3,037
         227,000    Hanshin Department Store Ltd.....................        895
          74,000    H.I.S. Co., Ltd..................................      1,528
         780,000    Japan Oil Transportation Co., Ltd................      1,417
         117,000    Kirin Beverage Corp..............................      2,312
         131,600    Maezawa Kasei Industries.........................      1,469
         335,000    Nifco, Inc.......................................      2,704
         676,000    Nissan Fire & Insurance Co.......................      2,037
         110,000    Nissei Industries................................        848
          64,000    Rock Field Co., Ltd..............................      1,248
         140,000    Sotoh Co., Ltd...................................        744
         569,000    Toc Co...........................................      5,163
         317,000    Ushio, Inc.......................................      2,784
                                                                       ---------
                                                                          36,752
                                                                       ---------
  NETHERLANDS (8.5%)
           (a)43    Accell Group.....................................          1
          74,600    Ahrend Groep N.V.................................      1,705
         103,595    Apothekers Cooperatie OPG........................      2,974
          39,003    Atag Holding N.V.................................        908
          80,850    Benckiser N.V., Class B..........................      5,297
         105,700    GTI Holding N.V..................................      2,567
         203,799    Hollandsche Beton Groep N.V......................      2,519
          58,510    International Muller.............................      1,449
          67,600    Nutreco Holding N.V..............................      2,665
          78,865    Samas Groep N.V..................................      1,412
                                                                       ---------
                                                                          21,497
                                                                       ---------
  NEW ZEALAND (2.1%)
    (a)1,111,100    Auckland International Airport Ltd...............      1,550
         766,736    Fisher & Paykel Industries Ltd...................      2,766
         648,400    Fletcher Challenge Building......................      1,000
                                                                       ---------
                                                                           5,316
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
  NORWAY (2.3%)
          73,850    Adelsten ASA, Class B............................  $     457
         121,900    Kverneland ASA...................................      2,999
    (a,d)228,020    Oceanor..........................................         --
         116,168    Sparebanken......................................      2,262
                                                                       ---------
                                                                           5,718
                                                                       ---------
  SINGAPORE (0.9%)
       1,101,000    GP Batteries International Ltd...................      2,349
                                                                       ---------
  SPAIN (1.3%)
          96,358    Miquel y Costas & Miquel.........................      3,263
                                                                       ---------
  SWEDEN (2.7%)
          56,103    BT Industries AB.................................        818
         104,900    Haldex AB........................................      1,063
         187,910    Nobel Biocare AB.................................      2,553
          61,710    Scandic Hotels AB................................      2,272
                                                                       ---------
                                                                           6,706
                                                                       ---------
  SWITZERLAND (6.6%)
             957    Bobst AG (Bearer)................................      1,186
           1,261    Bucher Holdings AG (Bearer)......................      1,011
           9,267    Edipresse (Bearer)...............................      2,669
           9,440    PubliGroupe......................................      2,891
           4,841    SIG-Schweizensche Industrie-Gesellschaft Holding
                      AG (Registered)................................      2,859
          13,784    Valora Holding AG................................      3,734
           5,705    Zehnder Holding AG, Class B......................      2,329
                                                                       ---------
                                                                          16,679
                                                                       ---------
  UNITED KINGDOM (16.0%)
       1,528,400    Aegis Group plc..................................      2,212
         361,370    Capital Radio plc................................      3,517
       1,059,390    Devro plc........................................      3,049
  (a,d)2,540,850    Donelon Tyson plc................................         --
       2,159,498    GEI International plc............................      2,084
         889,423    Informa Group plc................................      4,188
       1,235,665    John Mowlem & Co. plc............................      2,025
 (a,d)33,795,100    Kendell plc......................................         --
         214,635    Le Riches Stores plc.............................      1,595
         676,800    Litho Supplies plc...............................      1,323
       2,575,600    Matthews (Bernard) plc...........................      4,971
         673,960    NHP plc..........................................      1,682


                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
         741,800    Oriflame International...........................  $   2,098
  (a,d)2,659,393    Pentos plc.......................................         --
         577,200    Quadramatic plc..................................      1,529
         171,627    Seton Scholl Healthcare Group plc................      2,399
         393,300    SGB Group plc....................................      1,276
       1,159,600    SIG plc..........................................      2,740
       1,509,500    The 600 Group plc................................      1,457
         780,200    Time Products plc................................        954
         410,200    Westminster Health Care Holdings plc.............      1,420
                                                                       ---------
                                                                          40,519
                                                                       ---------
TOTAL COMMON STOCKS (Cost $253,731)..................................    235,337
                                                                       ---------
PREFERRED STOCKS (3.1%)
  GERMANY (3.1%)
           7,955    Dyckerhoff AG....................................      2,220
          16,631    Hornbach Holding AG..............................        993
           7,445    STO AG-Vorzug....................................      1,832
         164,795    Wuerttembergische Metallwarenfabrik AG...........      2,670
                                                                       ---------
TOTAL PREFERRED STOCKS (Cost $9,194).................................      7,715
                                                                       ---------
TOTAL FOREIGN SECURITIES (96.2%) (Cost $262,925).....................    243,052
                                                                       ---------

      FACE
     AMOUNT
     (000)
----------------

SHORT-TERM INVESTMENT (3.6%)
  REPURCHASE AGREEMENT (3.6%)
$          9,065    Chase Securities, Inc. 4.45%, dated 12/31/98, due
                      1/04/99, to be repurchased at $9,069,
                      collateralized by U.S. Treasury Bonds, 8.125%,
                      due 8/15/19, valued at $9,251 (Cost $9,065)....      9,065
                                                                       ---------
FOREIGN CURRENCY (0.3%)
     AUD      71    Australian Dollar................................         43
     HKD     276    Hong Kong Dollar.................................         36
    IEP       56    Irish Punt.......................................         83
   JPY    52,677    Japanese Yen.....................................        467
     CHF      36    Swiss Franc......................................         26
                                                                       ---------
TOTAL FOREIGN CURRENCY (Cost $641)...................................        655
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
                                                                         (000)
------------------------------------------------------------------------

TOTAL INVESTMENTS (100.1%) (Cost $272,631)....................  $252,772
                                                                --------
OTHER ASSETS (0.2%)
  Dividends Receivable............................  $      381
  Receivable for Investments Sold.................          43
  Foreign Withholding Tax Reclaim Receivable......         191
  Interest Receivable.............................           6
  Other...........................................          26       647
                                                    ----------
LIABILITIES ( - 0.3%)
  Investment Advisory Fees Payable................        (597)
  Administrative Fees Payable.....................         (67)
  Custodian Fees Payable..........................         (23)
  Bank Overdraft Payable..........................         (17)
  Directors' Fees & Expenses Payable..............         (16)
  Payable for Portfolio Shares Redeemed...........          (2)
  Other Liabilities...............................         (55)     (777)
                                                    ----------  --------
NET ASSETS (100%).............................................  $252,642
                                                                --------
                                                                --------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $272,187
Undistributed Net Investment Income...........................       161
Accumulated Net Realized Gain.................................       139
Unrealized Depreciation on Investments and Foreign Currency
  Translations................................................   (19,845)
                                                                --------
NET ASSETS....................................................  $252,642
                                                                --------
                                                                --------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,562,500 outstanding $0.001 par value shares
  (authorized 1,000,000,000 shares)...........................    $15.25
                                                                --------
                                                                --------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
NCS   --  Non-Convertible Shares
RNC   --  Non-Convertible Savings Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE       PERCENT OF
INDUSTRY                                   (000)       NET ASSETS
-------------------------------------------------------------------
Capital Equipment......................  $  58,290            23.1%
Consumer Goods.........................     74,384            29.4
Finance................................     33,983            13.5
Materials..............................     20,436             8.1
Services...............................     55,959            22.1
                                         ---------             ---
                                         $ 243,052            96.2%
                                         ---------             ---
                                         ---------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Appliances & Household Durables         5.8%
Automobiles                             7.0%
Broadcasting & Publishing               0.6%
Building Materials & Components         4.6%
Business & Public Service               2.1%
Chemical                                5.6%
Construction & Housing                  1.8%
Data Processing & Reproduction          8.4%
Electrical & Electronics               12.8%
Electric Components & Instruments       9.5%
Energy Equipment & Services             1.4%
Financial Services                      1.9%
Food & Household Products               3.2%
Health & Personal Care                  6.9%
Industrial Components                   1.3%
Insurance                               0.3%
Machinery & Engineering                 8.6%
Merchandising                           1.1%
Multi-Industry                          0.8%
Real Estate                             1.8%
Recreation, Other Consumer Goods        7.8%
Telecommunications                      3.7%
Other                                   3.0%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               JAPANESE EQUITY PORTFOLIO-CLASS
                                              A                  MSCI JAPAN INDEX(1)
4/25/94*                                              $500,000               $500,000
12/31/94                                              $491,500               $512,000
12/31/95                                              $473,609               $515,533
12/31/96                                              $466,979               $435,625
12/31/97                                              $423,877               $332,513
12/31/98                                              $461,263               $349,305
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
-----------------------------------------

                                              TOTAL RETURNS(2)
                                         ---------------------------
                                                     AVERAGE ANNUAL
                                          ONE YEAR   SINCE INCEPTION
                                         ----------  ---------------
PORTFOLIO -- CLASS A...................       8.82%       - 1.71%
PORTFOLIO -- CLASS B...................       8.33        - 1.26
INDEX -- CLASS A.......................       5.05        - 7.46
INDEX -- CLASS B.......................       5.05       - 11.96

1. The MSCI Japan Index is an unmanaged index of Japanese common stocks (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the year ended December 31, 1998, the Portfolio had a total return of 8.82% for the Class A shares and 8.33% for the Class B shares compared to 5.05% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). From inception on April 25, 1994 through December 31, 1998, the average annual total return of Class A shares was - 1.71% compared to - 7.46% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was - 1.26% compared to - 11.96% for the Index.

The Japanese economy and equity markets faced a severely challenging environment during 1998 with the mounting uncertainty of the financial system tested throughout the year. The tip of this economic iceberg for 1998 was the collapse of Hokkaido Takushoku Bank, Yamaichi and Sanyo Securities in late 1997. In early 1998 the Japanese government did little to address the ballooning non-performing loans, credit crunch and deflationary spiral that escalated as the economy continuously failed to recover after numerous stimulus packages over the last several years.

As the credit crunch and deflationary spiral continued to grow with negligible economic activity, the government began to announce a series of additional stimulus and bank rescue programs during April and May. These had minor, if any, impact on improving the situation as banks were reluctant to apply for government loans and the stimulus packages offered no multiplier effects on invigorating the stalled economy and depressed consumer sentiment.

A new prime minister was elected in July, with strong voter turnout reflecting the dissatisfaction with Hashimoto's ineffectiveness in dealing with Japan's financial crisis. The new Prime Minister, Mr. Obuchi, declared a 60 trillion yen bank rescue package in

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Japanese Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)
October, doubling the efforts of his predecessor including a new scheme to nationalize troubled banks. Later in the year both Long Term Credit Bank and Nippon Credit Bank were nationalized, the first in post World War II history for Japan.

Not only did Japan face domestic difficulties during 1998 but compounding these problems were external factors such as the Russian crisis, a sharp correction in the U.S. equity market and deflation spreading throughout Asia, bringing economic activity to a virtual halt in the region. With no structural changes, minor fiscal reform and the above mentioned external factors, investing in Japan could not have been more challenging. Moreover, it became evident to most observers, including the Japanese government which stubbornly engaged in pork belly stimulus programs, that the "traditional" way to stimulate the economy would not work. Indeed, even though Mr. Obuchi, Japan's second prime minister in 1998, proposed tax cuts both on a corporate and individual level, this seemed to have only a minor effect on consumer sentiment or confidence.

With the domestic equity market becoming increasingly unattractive and the high volatility of the overseas markets, Japanese investors' flight to quality brought 10-year government bond yields to 0.7%, the lowest on record although yields subsequently jumped to 2% by year end 1998 due to fears of oversupply in the market. The foreign exchange rate fell to 147 yen during the first half 1998 on "sell Japan" but jumped to 110 in September as hedge funds began to unwind their "yen carry trades," President Clinton's fate became questioned and with the current account deficit beginning to grow to unacceptable levels. In this volatile and bleak environment Japanese equities fell to 12-year lows in 1998 and sentiment became increasingly negative on the future for the Japanese economy.

OUTLOOK

Fiscal 1999 will most likely remain a difficult year for the Japanese economy. At best we look for flat gross domestic product (GDP) growth but realistically growth may be negative. Our outlook for flat GDP is based on some optimism that the huge 60 trillion yen stimulus packages enacted in 1998 will provide modest support for the economy. We are not confident that "aspirin" for a patient in critical condition is sufficient for a sustainable recovery and positive growth in 1999. Moreover, the recent volatility of global financial markets and in particular the yen and domestic bond markets will mean the health of Japan's financial institutions has significantly deteriorated over the last six months and that credit contraction and balance sheets within these institutions will continue to shrink.

While Prime Minister Obuchi has provided a platform for significant tax cuts and economic stimulus packages to support Japan on a macro level, adjustments to overcapacity and over-employment and de-leveraging on the micro level will probably become the dominant themes for investors in 1999. As Japan increasingly gravitates to "international" standards for return on equity, the traditional full employment socialist system will become increasingly challenged in 1999 and will further dampen consumer sentiment as unemployment rises during the year. In other words, we believe that the macro stimulus programs totaling over 100 trillion yen of government spending which have occurred during the last 8 years will now transform into aggressive private sector restructuring in 1999.

Also, external factors affecting Japan will also be challenging to the economy and markets. A pronounced slowdown or sharp correction in the U.S. or European markets will hurt the already fragile domestic environment. Meanwhile, the deflationary forces which began to emerge and spread in 1998 throughout the world will take time to correct and the IMF and G7's influence to shoulder these problems has shown they have limits. Moreover, the rapid rise of the yen and spike in interest rates are also compounding Japan's woes and negatively affecting the already frail corporate earnings outlook. It appears to us that the Japanese government and Ministry of Finance have reached the tolerance limit to further increase deficit spending to stimulate the economy after the negligible impact this has had over the last 8 years.

We therefore believe that investments in Japanese equities should remain highly selective. We favor PC, semiconductor, service, pharmaceutical and select domestic sectors such as housing and housing related securities. As we enter 1999, we are cautiously optimistic that this year will become a true inflection point in which the private sector will finally foster real structural changes in areas such as wage adjustment, employment efficiencies, and focus on return on equity. After 10 years of sharp contraction Japan has entered the final phase for real change and therefore an important milestone for long term investors in Japanese equities.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (97.0%)
  APPLIANCES & HOUSEHOLD DURABLES (5.8%)
       99,000    Matsushita Electric Industrial Co., Ltd..........  $   1,754
       23,000    Sony Corp........................................      1,677
                                                                    ---------
                                                                        3,431
                                                                    ---------
  AUTOMOBILES (7.0%)
       70,000    Nifco, Inc.......................................        565
      413,000    Nissan Motor Co., Ltd............................      1,266
       85,000    Suzuki Motor Co., Ltd............................      1,009
       48,000    Toyota Motor Corp................................      1,306
                                                                    ---------
                                                                        4,146
                                                                    ---------
  BROADCASTING & PUBLISHING (0.6%)
       60,000    Nissha Printing Co., Ltd.........................        367
                                                                    ---------
  BUILDING MATERIALS & COMPONENTS (4.6%)
       97,000    Fujitec Co., Ltd.................................        626
       35,000    Rinnai Corp......................................        613
      160,000    Sanwa Shutter Corp...............................        700
      110,000    Sekisui Chemical Co..............................        741
                                                                    ---------
                                                                        2,680
                                                                    ---------
  BUSINESS & PUBLIC SERVICES (2.1%)
       77,000    Dai Nippon Printing Co., Ltd.....................      1,230
                                                                    ---------
  CHEMICALS (5.6%)
      261,000    Daicel Chemical Industries Ltd...................        777
      157,000    Kaneka Corp......................................      1,178
      263,000    Mitsubishi Chemical Corp.........................        555
      113,000    Nippon Pillar Packing............................        422
       70,000    Shin-Etsu Polymer Co., Ltd.......................        366
                                                                    ---------
                                                                        3,298
                                                                    ---------
  CONSTRUCTION & HOUSING (1.8%)
       60,000    Kyudenko Co., Ltd................................        406
       60,000    Sekisui House Co., Ltd...........................        635
                                                                    ---------
                                                                        1,041
                                                                    ---------
  DATA PROCESSING & REPRODUCTION (8.4%)
       75,000    Canon, Inc.......................................      1,605
      132,000    Fujitsu Ltd......................................      1,760
      168,000    Ricoh Co., Ltd...................................      1,551
                                                                    ---------
                                                                        4,916
                                                                    ---------
  ELECTRICAL & ELECTRONICS (12.8%)
      268,000    Hitachi Ltd......................................      1,662
       65,000    Minebea Co., Ltd.................................        745
       68,000    Mitsumi Electric Co., Ltd........................      1,440
      190,000    NEC Corp.........................................      1,751
       16,000    Ryosan Co........................................        256
      283,000    Toshiba Corp.....................................      1,688
                                                                    ---------
                                                                        7,542
                                                                    ---------
  ELECTRONIC COMPONENTS, INSTRUMENTS (9.5%)
       25,000    Kyocera Corp.....................................      1,323
       27,000    Murata Manufacturing Co., Ltd....................      1,122


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
        7,000    Rohm Co..........................................  $     638
       20,000    TDK Corp.........................................      1,831
       18,000    Tokyo Electron Ltd...............................        684
                                                                    ---------
                                                                        5,598
                                                                    ---------
  ENERGY EQUIPMENT & SERVICES (1.4%)
       54,000    Kurita Water Industries Ltd......................        793
                                                                    ---------
  FINANCIAL SERVICES (1.9%)
       49,000    Hitachi Credit Corp..............................      1,090
                                                                    ---------
  FOOD & HOUSEHOLD PRODUCTS (3.2%)
       20,000    Aiwa Co., Ltd....................................        528
       40,000    Sangetsu Co., Ltd................................        599
       75,000    Yamaha Corp......................................        778
                                                                    ---------
                                                                        1,905
                                                                    ---------
  HEALTH & PERSONAL CARE (6.9%)
       31,000    Ono Pharmaceutical Co., Ltd......................        970
       70,000    Sankyo Co., Ltd..................................      1,532
       48,000    Yamanouchi Pharmaceutical Co., Ltd...............      1,548
                                                                    ---------
                                                                        4,050
                                                                    ---------
  INDUSTRIAL COMPONENTS (1.3%)
      230,000    Furukawa Electric Co.............................        785
                                                                    ---------
  INSURANCE (0.3%)
       25,000    Sumitomo Marine & Fire Insurance Co., Ltd........        159
                                                                    ---------
  MACHINERY & ENGINEERING (8.6%)
      123,000    Amada Co., Ltd...................................        596
      114,000    Daifuku Co., Ltd.................................        610
      101,000    Daikin Industries Ltd............................      1,002
       45,000    Fuji Machine Manufacturing Co., Ltd..............      1,424
      268,000    Mitsubishi Heavy Industries Ltd..................      1,045
      190,000    Tsubakimoto Chain Co.............................        406
                                                                    ---------
                                                                        5,083
                                                                    ---------
  MERCHANDISING (1.1%)
       13,000    FamilyMart Co., Ltd..............................        650
                                                                    ---------
  MULTI-INDUSTRY (0.8%)
       50,000    Lintec Corp......................................        466
                                                                    ---------
  REAL ESTATE (1.8%)
      117,000    Mitsubishi Estate Co., Ltd.......................      1,050
                                                                    ---------
  RECREATION, OTHER CONSUMER GOODS (7.8%)
      130,000    Casio Computer Co................................        961
       46,000    Fuji Photo Film Ltd..............................      1,712
       20,000    Nintendo Corp., Ltd..............................      1,941
                                                                    ---------
                                                                        4,614
                                                                    ---------
  TELECOMMUNICATIONS (3.7%)
          130    NTT Data Corp....................................        646
          200    Nippon Telegraph & Telephone Corp................      1,545
                                                                    ---------
                                                                        2,191
                                                                    ---------
TOTAL COMMON STOCKS (Cost $61,100)................................     57,085
                                                                    ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Japanese Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                             VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
$       2,344    Chase Securities, Inc. 4.45%, dated 12/31/98, due
                   1/04/99, to be repurchased at $2,345,
                   collateralized by U.S. Treasury Bonds, 9.875%,
                   due 11/15/15, valued at $2,396 (Cost $2,344)...  $   2,344
                                                                    ---------

TOTAL INVESTMENTS (101.0%) (Cost $63,444)..........................    59,429
                                                                     --------
OTHER ASSETS (0.1%)
  Dividends Receivable.................................  $       33
  Receivable for Portfolio Shares Sold.................          30
  Other................................................           4        67
                                                         ----------
LIABILITIES ( - 1.1%)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts..........................................        (426)
  Investment Advisory Fees Payable.....................         (89)
  Payable for Portfolio Shares Redeemed................         (68)
  Directors' Fees & Expenses Payable...................         (10)
  Administrative Fees Payable..........................          (9)
  Custodian Fees Payable...............................          (6)
  Distribution Fees Payable............................          (2)
  Other Liabilities....................................         (48)     (658)
                                                         ----------  --------
NET ASSETS (100%)..................................................  $ 58,838
                                                                     --------
                                                                     --------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $104,912
Undistributed Net Investment Income................................       159
Accumulated Net Realized Loss......................................   (41,797)
Unrealized Depreciation on Investments and Foreign Currency
  Translations.....................................................    (4,436)
                                                                     --------
NET ASSETS.........................................................  $ 58,838
                                                                     --------
                                                                     --------

                                                                      AMOUNT
                                                                      (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................   $57,755
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,349,072 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................     $6.18
                                                                     --------
                                                                     --------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................    $1,083
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 176,733 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................     $6.13
                                                                     --------
                                                                     --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                        NET
   CURRENCY                               IN EXCHANGE               UNREALIZED
  TO DELIVER      VALUE     SETTLEMENT        FOR         VALUE     GAIN (LOSS)
    (000)         (000)        DATE          (000)        (000)        (000)
--------------   --------   -----------   ------------   --------   -----------
JPY  1,017,315   $  9,041      1/21/99    U.S.$  9,000   $  9,000   $      (41)
JPY  1,160,300     10,385      3/15/99    U.S.$ 10,000     10,000         (385)
                 --------                                --------        -----
                 $ 19,426                                $ 19,000   $     (426)
                 --------
                 --------                                --------        -----
                                                         --------        -----

------------------------------------------------------------

JPY   --  Japanese Yen

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina       10.2%
Brazil          32.1%
Chile            9.0%
Colombia         0.8%
Mexico          36.3%
Peru             2.1%
Venezuela        1.1%
Other            8.4%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               LATIN AMERICAN PORTFOLIO-CLASS
                                              A                 MSCI EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
1/18/95*                                              $500,000                                              $500,000
12/31/95                                              $456,600                                              $459,800
12/31/96                                              $679,284                                              $560,726
12/31/97                                              $959,692                                              $738,252
12/31/98                                              $603,646                                              $477,723
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
-------------------------------------------

                                             TOTAL RETURNS(2)
                                       ----------------------------
                                                    AVERAGE ANNUAL
                                        ONE YEAR    SINCE INCEPTION
                                       -----------  ---------------
PORTFOLIO -- CLASS A.................     - 37.10%         4.88%
PORTFOLIO -- CLASS B.................     - 36.86          8.09
INDEX -- CLASS A.....................     - 35.29        - 1.15
INDEX -- CLASS B.....................     - 35.29          0.49

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Peru, Mexico and Venezuela (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the year ended December 31, 1998, the Portfolio had a total return of
 - 37.10% for the Class A shares and - 36.86% for the Class B shares compared to a total return of - 35.29% for the Morgan Stanley Capital International
(MSCI) Emerging Markets Global Latin America Index (the "Index"). From inception on January 18, 1995 through December 31, 1998, the average annual total return of Class A shares was 4.88% compared to - 1.15% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 8.09% compared to 0.49% for the Index.

This past year was one of the most challenging years for Latin American and emerging economies in recent memory. For the three months ended December 31, 1998, the Portfolio had a total return of 8.30% for the Class A shares and 8.31% for the Class B shares compared to 7.24% for the Index. Outperformance relative to the Index was largely attributable to outstanding stock selection in Brazil, Chile, and Mexico. The star performers included Brazilian telecoms, Chilean banks, and Mexican consumer-related companies such as Kimberly Clark (household paper products) and Femsa (beverages).

The combination of a sharp drop in commodity prices (particularly oil, copper, and coffee) and in net external financing to the emerging world forced Latin American countries to tighten financial policies, weaken exchange rates, and raise interest rates. As a

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATION PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
Latin American Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)
result, real gross domestic product (GDP) growth across the region decelerated to about 2.1% in 1998, or less than half of the growth recorded in 1997.

Throughout the first half of the year, it became increasingly evident that a deterioration in trade (commodity prices) and perhaps lower capital inflows would negatively impinge upon the economic performance of the Latin economies. However, most of the Asian countries in crisis implemented stabilization and reform programs, supported by the IMF, which buoyed the emerging markets.

These programs gave an initial impression that the financial implosion had been contained within the Asian sphere. Confidence picked up, as did capital flows to Latin America (led by Brazil), which received record net inflows through July. Such inflows allowed these economies to partly finance their trade deficits, even allowing economic activity to expand (most notably in Argentina and Mexico) in Latin America while Asia fell into a deep recession.

But then came the third quarter, where all the trouble spots in the world erupted in a chain of contagion. The weakness of the Japanese yen fueled a speculative attack against the Hong Kong dollar, reigniting concerns about the Chinese renminbi. Growing risk aversion and tighter liquidity conditions were detrimental to Russia: not even a larger IMF program was able to arrest foreign investors' concern and hence departure out of the local and equity markets there. The suspension of official support led to the collapse of the ruble and a default on sovereign debt.

Russia's crisis placed enormous pressure on Brazil, triggering a major run on the real. The adverse financial effects this had on global financial institutions resulted in an explosion in credit spreads in emerging debt, while large capital outflows brought Brazil to the brink of implosion.

By the fourth quarter, it became clear to most market participants that Brazil's twin deficits (fiscal and current account) were unsustainable. Foreign funding would not be forthcoming without a substantial improvement on either the fiscal front or a change in the exchange rate policy.

Financial market participants pressured Brazil's currency, making continual capital outflow a problem. To instill confidence, the government announced a series of fiscal measures to raise revenues and cut costs. Once again, it seemed Brazil would pull itself out of its problems especially once the IMF became a lender of last resort. Their support came in the form of a multilateral $41.5 billion package to shore up reserves. In early to mid November, we raised our Brazilian exposure significantly in light of these seemingly positive events.

On December 2, however, the government lost an important vote to structurally improve the public social security deficit. This showed the world that despite its woes, the country's legislature was still not willing to take harsh measures against their own interests. It was after this disappointment that we adjusted our Brazilian position from a 4% overweight to a 2% underweight. On a macro basis, it was becoming increasingly hard to identify a catalyst for Brazil to perform well, and yet the lack of opportunity in other markets kept us close to the benchmark. On the stock level, Brazilian equities were attractively valued, specifically the telecom sector in which we remain significantly overweight.

Overall, we remain concerned about the fragility of the Brazilian economy and the potential knock-on effect on other Latin economies -- specifically Argentina and Mexico, the latter due to a weaker currency and higher interest rates. The viability of the Brazilian real strongly hinges on political will and capital inflows to avoid a new crisis. Having devalued by some 25% already in January 1999, it now has removed one of the greatest fears overhanging the region. However, for rational markets to prevail and for equity prices to reflect a better longer-term economic reality, Brazil needs to deliver on further fiscal reforms allowing domestic interest rates to come down to levels below 20%.

In order to avoid balance of payments and external debt problems, Latin American countries will have to adjust even more in 1999. This is because current foreign exchange earnings (from lower export volume growth, lower commodity prices, and lower external financing) would, without adjustment, fall short of scheduled external debt service obligations ($123 billion, of which about half corresponds to principal). In light of the projected drop in external financing, Latin America will have to reduce its aggregate current account deficit probably by about $15 billion to $65.3 billion in 1999. The brunt of the external adjustment will have to be borne by countries exhibiting the largest external financing requirements

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)
(such as Brazil) or those most vulnerable to lower commodity prices (Venezuela, Chile, Mexico, Colombia, and Peru).

Oil prices have been particularly weak in 1998 and the most vulnerable countries to lower oil prices are Venezuela, Mexico, and Colombia. It is worth highlighting that for every $1 per barrel that the price of crude falls, reserves and fiscal positions worsen by $2.1 billion and 0.16% of regional GDP, respectively. However, we feel that oil prices bottomed early in the fourth quarter and as with Brazil, believe the worst is over.

With respect to politics, a new cycle of presidential elections are scheduled for 1999 (Argentina and Chile) and 2000 (Mexico and Peru). We believe these elections are unlikely to steer the countries away from their macroeconomic focus.

Most Latin economies have already initiated their adjustment and lower growth cycle, some in the third quarter, others in the fourth quarter of 1998. The adjustment is likely to reach its harshest phase during the first quarter of 1999, followed by some recovery in the second half of 1999. This would set the stage for regional economic expansion in 2000. We believe Latin equity markets should recover sooner than their economies.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

Michael L. Perl
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
Latin American Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
---------------------------------------------------------------------------------

COMMON STOCKS (91.6%)
  ARGENTINA (10.2%)
           44,835    Quilmes Industrial ADR...........................  $     418
           15,551    Telecom Argentina ADR............................        428
            8,277    Telefonica de Argentina ADR......................        231
           20,585    YPF ADR..........................................        575
                                                                        ---------
                                                                            1,652
                                                                        ---------
  BRAZIL (32.1%)
           11,640    Aracruz Celulose S.A. ADR........................         93
        2,687,000    Banco do Estado Sao Paulo........................        111
          272,175    Banco Itau (Preferred)...........................        133
  (a,d)11,847,000    Banco Nacional (Preferred).......................         --
        7,962,386    CEMIG (Preferred)................................        152
         (e)1,275    CEMIG ADR (Preferred)............................         24
           23,304    CEMIG ADR (Preferred)............................        444
   (a)726,124,000    Cia Electric Est Rio Janeiro.....................        240
        1,680,177    CRT (Preferred)..................................        605
         (a)5,000    CVRD.............................................         46
        (d)34,986    CVRD (Bonus Shares)..............................         --
           13,175    CVRD ADR (Preferred).............................        170
        (a)17,633    CVRD, Class A (Preferred)........................        226
           22,990    Copel ADR (Preferred)............................        164
       44,463,400    Copel, Class B ADR (Preferred)...................        320
     (d)1,863,830    Coteminas........................................        201
      (a,e)15,505    Coteminas ADR....................................         73
       23,442,000    Embratel.........................................        320
       15,965,532    Gerdau (Preferred)...............................        119
            5,000    Globex Utilidades (Preferred)....................         17
       (a)458,900    Iven (Preferred).................................         91
    (a)10,009,300    Lojas Arapua (Preferred).........................          3
      (a,e)13,460    Lojas Arapua ADR (Preferred).....................         --
              283    Petrobras ADR (Preferred)........................          3
     (a)7,663,000    Renner Participacoes.............................          5
      (a,e)49,299    Rossi GDR........................................         43
       (a)101,175    Rossi GDS........................................         89
       20,882,275    Tele Celular Sul (Preferred).....................         35
    (a)22,157,675    Tele Centro Sul..................................        193
              550    Tele Leste Celular ADR...........................         16
      127,695,000    Tele Leste Celular (Preferred)...................         74
      128,532,000    Tele Norte Celular (Preferred)...................         59
       30,235,000    Tele Norte Leste (Preferred).....................        378
        8,978,275    Tele Sudeste Celular (Preferred).................         38
       77,455,600    Tele Sudeste Celular (Preferred).................         71
            3,890    Tele Sudeste Celular ADR.........................         80
       32,144,275    Telebras (Preferred).............................          4
              708    Telebras ADR (Preferred).........................         51
        1,759,800    Telesp (Preferred)...............................        240
       10,968,275    Telesp Celular (Preferred).......................         81
            9,226    Unibanco GDR (Preferred).........................        133
           20,150    Usiminas.........................................         45
                                                                        ---------
                                                                            5,190
                                                                        ---------


                                                                          VALUE
     SHARES                                                               (000)
---------------------------------------------------------------------------------
  CHILE (9.0%)
            3,180    Banco Santander ADR..............................  $      47
            3,840    Banco Edwards ADR................................         42
            8,805    CCU ADR..........................................        169
           18,463    Chilectra ADR....................................        397
           10,485    Cia. De Telecomunicaciones de Chile ADR..........        217
            5,216    D&S ADR..........................................         60
           24,319    Endesa ADR.......................................        277
            7,700    Gener ADR........................................        123
            8,245    Quinenco ADR.....................................         66
            8,063    Santa Isabel ADR.................................         53
                                                                        ---------
                                                                            1,451
                                                                        ---------
  COLOMBIA (0.8%)
              263    Bancolombia......................................         --
           18,447    Bavaria..........................................         93
           37,017    Valores Bavaria..................................         39
                                                                        ---------
                                                                              132
                                                                        ---------
  MEXICO (36.3%)
           66,926    Alfa, Class A....................................        188
            3,579    Banacci, Class B.................................          5
           78,246    Banacci, Class L.................................         90
          405,043    Bancomer, Class B................................         87
           74,231    Banorte, Class B.................................         64
           63,035    Carso, Class A1..................................        214
           26,120    Cemex CPO ADR....................................        111
            4,204    Cemex, Class B...................................         10
           43,584    Cemex, Class B ADR...............................        212
          233,731    Cifra, Class C...................................        285
                1    Cifra, Class V...................................         --
            1,960    Cifra, Class V ADR...............................         24
           28,158    Femsa ADR........................................        750
           79,627    Femsa (Units)....................................        216
           99,925    Grupo Industrial Bimbo, Class A..................        192
           69,605    Grupo Modelo, Class C............................        147
          210,130    Kimberly-Clark, Class A..........................        668
           81,279    Soriana, Class B.................................        259
           14,317    Tamsa ADR........................................         92
           24,990    Televisa CPO GDR.................................        617
           32,013    Telmex, Class L ADR..............................      1,559
           18,043    Vitro ADR........................................         82
                                                                        ---------
                                                                            5,872
                                                                        ---------
  PERU (2.1%)
           25,943    Tel Peru, Class B ADR............................        329
                                                                        ---------
  VENEZUELA (1.1%)
           10,225    CANTV ADR........................................        182
                                                                        ---------
TOTAL COMMON STOCKS (Cost $20,299)....................................     14,808
                                                                        ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     NO. OF                                                               VALUE
     RIGHTS                                                               (000)
---------------------------------------------------------------------------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
          (a,d)26    Cia Electric Est Rio Janeiro (Cost $0)...........  $      --
                                                                        ---------
TOTAL FOREIGN SECURITIES (91.6%) (Cost $20,299).......................     14,808
                                                                        ---------

      FACE
     AMOUNT
      (000)
-----------------

  FOREIGN CURRENCY (3.3%)
BRL            49    Brazilian Real...................................         41
COP            12    Colombian Peso...................................         --
MXP         4,868    Mexican Peso.....................................        492
                                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $533)....................................        533
                                                                        ---------
TOTAL INVESTMENTS (94.9%) (Cost $20,832)..............................     15,341
                                                                        ---------
OTHER ASSETS (10.6%)
  Receivable for Investments Sold.........................   $ 1,635
  Dividends Receivable....................................        85
  Other...................................................         1      1,721
                                                             --------
LIABILITIES ( - 5.5%)
  Bank Overdraft Payable..................................      (691 )
  Investment Advisory Fees Payable........................       (70 )
  Payable for Investments Purchased.......................       (59 )
  Custodian Fees Payable..................................       (22 )
  Payable for Portfolio Shares Redeemed...................        (8 )
  Administrative Fees Payable.............................        (3 )
  Directors' Fees & Expenses Payable......................        (4 )
  Other Liabilities.......................................       (45 )     (902)
                                                             --------  --------
NET ASSETS (100%)....................................................  $ 16,160
                                                                       --------
                                                                       --------

NET ASSETS CONSIST OF:
Paid in Capital...............................................
                                                                $  45,166
Undistributed Net Investment Income...........................
                                                                      462
Accumulated Net Realized Loss.................................
                                                                  (23,971)
Unrealized Depreciation on Investments and Foreign Currency
  Translations................................................
                                                                   (5,497)
                                                                ---------
NET ASSETS....................................................
                                                                $  16,160
                                                                ---------
                                                                ---------

                                                            AMOUNT
                                                            (000)
-------------------------------------------------------------------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $15,012
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 2,226,266 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $6.74
                                                                --------
                                                                --------

CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $1,148
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 169,386 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $6.78
                                                                --------
                                                                --------

------------------------------------------------------------

(a)   --  Non-income producing security
(e)   --  144A Security -- certain conditions for public sale may exist.
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE       PERCENT OF
INDUSTRY                                  (000)       NET ASSETS
------------------------------------------------------------------
Capital Equipment......................  $    256             1.6%
Consumer Goods.........................     3,025            18.7
Energy.................................     2,560            15.8
Finance................................       844             5.2
Materials..............................     1,115             6.9
Multi-Industry.........................       560             3.5
Services...............................     6,448            39.9
                                         --------             ---
                                         $ 14,808            91.6%
                                         --------             ---
                                         --------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Latin American Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                 6.9%
Communication Services       13.5%
Consumer Cyclicals           15.4%
Consumer Staples             27.4%
Financial                    16.9%
Health Care                   5.9%
Technology                    7.4%
Utilities                     5.1%
Other                         1.5%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               AGGRESSIVE EQUITY PORTFOLIO-CLASS     LIPPER CAPITAL APPRECIATION
                                               A                               INDEX(1)               S&P 500 INDEX(1)
3/8/95                                                  $500,000                            $500,000           $500,000
12/31/95                                                $706,250                            $629,000           $650,860
12/31/96                                                $995,106                            $723,098           $800,285
12/31/97                                              $1,326,576                            $866,705         $1,067,260
12/31/98                                              $1,530,205                          $1,039,959         $1,372,176
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE LIPPER CAPITAL
APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------

                                            TOTAL RETURNS(2)
                                  ------------------------------------
                                                    AVERAGE ANNUAL
                                    ONE YEAR       SINCE INCEPTION
                                  ------------  ----------------------
PORTFOLIO -- CLASS A............       15.35%             34.03%
PORTFOLIO -- CLASS B............       15.15              28.86
LIPPER CAPITAL APPRECIATION
INDEX -- CLASS A................       19.99              21.39
S&P 500 INDEX -- CLASS A........       28.57              30.29
LIPPER CAPITAL APPRECIATION
INDEX -- CLASS B................       19.99              18.19
S&P 500 INDEX -- CLASS B........       28.57              27.95

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance.

For the year ended December 31, 1998, the Portfolio had a total return of 15.35% for the Class A shares and 15.15% for the Class B shares compared to a total return of 19.99% for the Lipper Capital Appreciation Index and 28.57% for the S&P 500 Index. From inception on March 8, 1995 through December 31, 1998, the average annual total return of Class A shares was 34.03% compared to 21.39% for the Lipper Capital Appreciation Index and 30.29% for the S&P 500 Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 28.86% compared to 18.19% for the Lipper Capital Appreciation Index and 27.95% for the S&P 500 Index.

While our returns for the full year were disappointing, we were pleased with our results in the fourth quarter. For the three months ended December 31, 1998, the Portfolio had a total return of 26.17% for the Class A shares and 26.09% for the Class B shares compared to 22.15% for the Lipper Capital Appreciation Index and 21.29% for the S&P 500 Index. The strong performance from the first and fourth quarters, however, was not enough to offset the negative performance caused by positions such as Cendant and Continental Airlines in the spring and summer.

Our top ten holdings as of December 31, 1998 were as follows:

COMPANY                                                                      %
--------------------------------------------------------------------------  ----
 1. Loews Corp.                                                              7.12
 2. Tele-Communications Liberty
    Media Group, Class A                                                     5.66
 3. SFX Entertainment, Inc.                                                  5.39
 4. Montana Power Co.                                                        5.14
 5. Nielsen Media Research, Inc.                                             5.09
 6. Associated Group, Inc., Class B                                          4.44
 7. Clear Channel Communications, Inc.                                       4.37
 8. USA Networks, Inc.                                                       4.02
 9. NTL, Inc.                                                                3.79
10. Genzyme Corp. -- General Division                                        3.70

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PORTFOLIO'S CONCENTRATION OF ITS ASSETS IN A SMALL NUMBER OF ISSUERS AND ITS USE OF EQUITY-LINKED SECURITIES WILL SUBJECT IT TO GREATER RISKS. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)

The 49% weighting in our top ten positions is much more concentrated than most U.S. equity portfolios, but is fairly typical for this Portfolio. Since inception in March 1995, the top ten holdings have tended to account for between 50-75% of net assets. Our belief is that heavy concentration may lead to greater than average volatility but not necessarily greater than average risk. To us, risk is synonymous with lack of knowledge, which our strategy of "seeking the information edge" seeks to avoid. We believe the ability to concentrate has been one of the primary contributors to our strong performance in the past, and we remain committed to the strategy of "opportunistic concentration" despite disappointing second and third quarter 1998 performance.

The Portfolio is a balance of well known names and less traditional growth opportunities. Loews, the Tisch family holding company, is our largest position and offers a unique combination of growth and value characteristics. First, the stock is compelling based on sum of the parts valuation. With holdings in tobacco, insurance (CNA), offshore drilling (Diamond Offshore) hotels and cash, the company has been compounding book value at 15% for more than a decade. Management has recently begun to repurchase stock again. This is one of the more defensive holdings in our Portfolio. However, given positive company dynamics we expect it to perform well in a variety of stock market conditions.

We build the Portfolio stock by stock and sector allocation is a residual of the stock selection process. That said, however, sector overweightings or underweightings may result from our bottom-up process. A theme that emerged in the latter half of the year was an overweighting in cable/media/telephony. Our intense research identified opportunities in Liberty Media, AT&T, Telecommunications Inc, SFX Entertainment, Clear Channel Communications, Chancellor Media, Associated Group (A and B shares), Nielson Media, Outdoor Systems, United Video Satellite and USA Networks. Montana Power is a utility that is, in part, a telecommunications play. In total, these securities accounted for about 46% of the Portfolio.

Our largest position in this broad communications category is Liberty Media, a portfolio of properties including the programming assets of Tele-Communications Inc. Among its major investments are 57 million shares of Time Warner, a 49% interest in the Discovery Channel, a 43% interest in the QVC shopping channel and approximately 70 million shares in USA Networks. Liberty's management has a long and accomplished track record for creating substantial value. With the substantial liquidity for Liberty now being created as a result of the AT&T/Tele-Communications merger, it now appears likely that substantial additional asset value will be created.

SFX Entertainment is consolidating the fragmented live entertainment industry, which includes production, promotion and venue operations. The company has attained economies of scale and a platform or "network" to exploit the 25 million plus annual audiences attending SFX-managed events. Further, corporate sponsorships and venue naming rights will likely provide for financial results in excess of expectations. SFX will meaningfully improve operating margins, primarily through revenue growth, but also by realizing cost synergies. With the stock at approximately twenty three times free cash flow per share in 1999 and seventeen times in 2000, we believe the stock should continue to outperform.

Montana Power represents an interesting play on the increasing need for broadband capacity as a result of the explosion in demand for telecommunications and internet services. In addition to its traditional power generation and energy services, the company is currently building out a 3,000-mile fiber optic broadband network through its Touch America telecom subsidiary. We believe that the market is not fully recognizing the value of the firm's telecommunications business, but should begin to as telecom becomes an increasingly important earnings generator and as telecom service firms continue to prepay for future capacity on Montana's network.

Clear Channel Communications, another large holding, continues to consolidate properties in the radio, television and outdoor advertising businesses and is becoming one of the dominant players in global media. The company's most recent acquisition of Jacor is scheduled to close in the third quarter. In addition to adding to after tax cash flow per share, this is a powerful long-term strategic combination. Clear Channel has been one of the best performing stocks in the S&P 500 over the past several years. We expect the stock to continue to beat consensus estimates as the company's strong management team consolidates an industry with powerful trends. While some investors are concerned about the internet taking advertising dollars from more traditional media, we believe that the lack of barriers to entry on the

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)
internet will force these new companies to use traditional media to push eyeballs to their websites. We remain overweighted in the broadcasting/cable group with additional exposure to Chancellor, Comcast, Time Warner and "the new AT&T".

Nielson Media is the leading provider of television rating services in the U.S. and Canada, serving national and local customers including television networks and affiliates, independent stations, syndicates, cable networks, cable systems, advertisers, and their agencies. We continue to view these shares as undervalued given the firm's monopoly position in its core business.

AT&T is at one of those rare moments in a company's history when it is transforming itself from a mature slow growth company into a more acknowledged growth company. Chief Executive Mike Armstrong is using the cash flow from the mature long distance business to enter into high growth businesses such as the internet, broadband and wireless. Combining our position in Tele-Communications Inc. with AT&T we now hold about a 5% position.

Philip A. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
  SHARES                                                            (000)
---------------------------------------------------------------------------

COMMON STOCKS (98.5%)
  CAPITAL GOODS (6.9%)
     METAL FABRICATORS (3.3%)
 (a)288,900    CommScope, Inc...................................  $   4,857
                                                                  ---------
     OFFICE EQUIPMENT & SUPPLIES (3.6%)
     79,800    Pitney Bowes, Inc................................      5,272
                                                                  ---------
  TOTAL CAPITAL GOODS...........................................     10,129
                                                                  ---------
  COMMUNICATION SERVICES (13.5%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (11.5%)
  (a)67,700    Associated Group, Inc., Class A..................      2,911
 (a)153,900    Associated Group, Inc., Class B..................      6,541
  (a)27,600    Cellular Communications International, Inc.......      1,877
  (a)98,900    NTL, Inc.........................................      5,582
                                                                  ---------
                                                                     16,911
                                                                  ---------
     TELECOMMUNICATIONS (LONG DISTANCE) (2.0%)
     38,900    AT&T Corp........................................      2,927
                                                                  ---------
  TOTAL COMMUNICATION SERVICES..................................     19,838
                                                                  ---------
  CONSUMER CYCLICALS (15.4%)
     GAMING, LOTTERY & PARIMUTUEL COMPANIES (0.7%)
  (a)63,000    Harrah's Entertainment, Inc......................        988
                                                                  ---------
     RETAIL (SPECIALTY) (4.9%)
  (a)71,400    Abercrombie & Fitch Co., Class A.................      5,052
     37,450    Gap, Inc.........................................      2,107
                                                                  ---------
                                                                      7,159
                                                                  ---------
     RETAIL (SPECIALTY/APPAREL) (0.8%)
  (a)71,500    Toys 'R' Us, Inc.................................      1,207
                                                                  ---------
     RETAILS (COMPUTERS & ELECTRONICS) (2.4%)
     72,800    Circuit City Stores-Circuit City Group...........      3,635
                                                                  ---------
     SERVICES (ADVERTISING/MARKETING) (1.5%)
  (a)73,300    Outdoors Systems, Inc............................      2,199
                                                                  ---------
     SERVICES (COMMERCIAL & CONSUMER) (5.1%)
 (a)417,200    Nielsen Media Research, Inc......................      7,510
                                                                  ---------
  TOTAL CONSUMER CYCLICALS......................................     22,698
                                                                  ---------
  CONSUMER STAPLES (27.4%)
     BROADCASTING (TV, RADIO, CABLE) (20.8%)
  (a)60,100    Chancellor Media Corp............................      2,878
 (a)118,300    Clear Channel Communications, Inc................      6,447
  (a)81,200    Tele-Communications, Class A.....................      4,491
 (a)181,300    Tele-Communications Liberty Media Group, Class
                 A..............................................      8,351
 (a)179,100    USA Networks, Inc................................      5,933
 (a)105,700    United Video Satellite Group, Inc................      2,497
                                                                  ---------
                                                                     30,597
                                                                  ---------


                                                                    VALUE
  SHARES                                                            (000)
---------------------------------------------------------------------------
     ENTERTAINMENT (5.4%)
 (a)144,900    SFX Entertainment, Inc...........................  $   7,951
                                                                  ---------
     FOODS (1.2%)
  (a)36,700    U.S. Foodservice, Inc............................      1,798
                                                                  ---------
  TOTAL CONSUMER STAPLES........................................     40,346
                                                                  ---------
  FINANCIAL (16.9%)
     INSURANCE (LIFE & HEALTH) (2.7%)
     65,200    Reinsurance Group of America, Inc.
                 (Non-Voting)...................................      3,961
                                                                  ---------
     INSURANCE (MULTI-LINE) (10.6%)
    107,000    American Bankers Insurance Group, Inc............      5,176
    106,800    Loews Corp.......................................     10,493
                                                                  ---------
                                                                     15,669
                                                                  ---------
     INSURANCE (PROPERTY-CASUALTY) (3.6%)
     94,800    Cincinnati Financial Corp........................      3,472
      7,300    General Re Corp..................................      1,808
                                                                  ---------
                                                                      5,280
                                                                  ---------
  TOTAL FINANCIAL...............................................     24,910
                                                                  ---------
  HEALTH CARE (5.9%)
     HEALTH CARE (DRUGS-GENERIC & OTHERS) (5.9%)
  (a)45,200    Amgen, Inc.......................................      4,726
  (a)75,600    Forest Laboratories, Inc.........................      4,021
                                                                  ---------
                                                                      8,747
                                                                  ---------
  TECHNOLOGY (7.4%)
     BIOTECHNOLOGY (3.7%)
 (a)109,600    Genzyme Corp.-General Division...................      5,453
                                                                  ---------
     COMPUTERS (HARDWARE) (1.6%)
     57,700    Compaq Computer Corp.............................      2,420
                                                                  ---------
     COMPUTERS (NETWORKING) (1.8%)
  (a)59,500    3Com Corp........................................      2,666
                                                                  ---------
     COMPUTERS (SOFTWARE & SERVICES) (0.3%)
      2,300    America Online, Inc..............................        368
                                                                  ---------
  TOTAL TECHNOLOGY..............................................     10,907
                                                                  ---------
  UTILITIES (5.1%)
     ELECTRIC COMPANIES (5.1%)
    134,000    Montana Power Co.................................      7,579
                                                                  ---------
  TOTAL COMMON STOCKS (Cost $118,771)...........................    145,154
                                                                  ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

SHORT-TERM INVESTMENT (0.7%)
     REPURCHASE AGREEMENT (0.7%)
$     1,048    Chase Securities, Inc. 4.45%, dated 12/31/98, due
                 1/04/99, to be repurchased at $1,049,
                 collateralized by
                 U.S. Treasury Notes, 10.375%,
                 due 11/15/12, valued at $1,077 (Cost $1,048)...  $   1,048
                                                                  ---------

TOTAL INVESTMENTS (99.2%) (Cost $119,819)........................   146,202
                                                                   --------
OTHER ASSETS (1.5%)
  Cash...............................................  $       94
  Receivable for Investments Sold....................       1,086
  Receivable for Portfolio Shares sold...............       1,049
  Dividends Receivable...............................          31
  Other..............................................           9     2,269
                                                       ----------
LIABILITIES ( - 0.7%)
  Payable for Investments Purchased..................        (591)
  Investment Advisory Fees Payable...................        (308)
  Payable for Portfolio Shares Redeemed..............         (86)
  Administrative Fees Payable........................         (18)
  Distribution Fee Payable...........................         (10)
  Directors' Fees & Expenses Payable.................          (8)
  Custodian Fees Payable.............................          (7)
  Other Liabilities..................................         (27)   (1,055)
                                                       ----------  --------
NET ASSETS (100%)................................................  $147,416
                                                                   --------
                                                                   --------

NET ASSETS CONSIST OF:
Paid in Capital..................................................  $125,496
Accumulated Net Investment Loss..................................        (8)
Accumulated Net Realized Loss....................................    (4,455)
Unrealized Appreciation on Investments...........................    26,383
                                                                   --------
NET ASSETS.......................................................  $147,416
                                                                   --------
                                                                   --------


                                                                    AMOUNT
                                                                    (000)
---------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------
NET ASSETS.......................................................  $130,734
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,471,542 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................    $17.50
                                                                   --------
                                                                   --------
CLASS B:
-----------------------------------------------------------------
NET ASSETS.......................................................   $16,682
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 958,461 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................    $17.40
                                                                   --------
                                                                   --------

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Auto & Transportation         0.3%
Consumer Discretionary       36.2%
Consumer Staples              5.7%
Financial Services           20.8%
Health Care                   4.0%
Materials & Processing        1.0%
Producer Durables             4.6%
Technology                   14.5%
Utilities                     8.0%
Other                         4.9%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               EMERGING GROWTH PORTFOLIO-CLASS A   NASDAQ COMPOSITE INDEX(1)    RUSSELL 2000 INDEX(1)
11/01/89*                                               $500,000                      $500,000               $500,000
10/31/90                                                $453,500                      $362,000               $362,892
10/31/91                                                $815,574                      $596,214               $575,885
10/31/92                                                $754,569                      $664,779               $630,327
12/31/92                                                $817,576                      $881,075               $702,199
12/31/93                                                $817,576                      $852,881               $834,768
12/31/94                                                $812,507                    $1,193,350               $819,544
12/31/95                                              $1,083,153                    $1,464,360             $1,052,711
12/31/96                                              $1,123,446                    $1,464,360             $1,226,348
12/31/97                                              $1,258,070                    $1,781,248             $1,500,598
12/31/98                                              $1,595,615                    $2,487,157             $1,462,405
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE NASDAQ
COMPOSITE INDEX AND THE RUSSELL 2000 INDEX(1)
----------------------------------------

                                        TOTAL RETURNS(2)
                        -------------------------------------------------
                                      AVERAGE ANNUAL     AVERAGE ANNUAL
                         ONE YEAR       FIVE YEARS       SINCE INCEPTION
                        -----------  -----------------  -----------------
PORTFOLIO -- CLASS
A.....................       27.54%         14.31%             13.49%
PORTFOLIO -- CLASS
B.....................       26.86            N/A              13.46
NASDAQ COMPOSITE --
CLASS A...............       39.63          23.06              18.70
RUSSELL 2000 -- CLASS
A.....................       -2.55          11.87              12.42
NASDAQ COMPOSITE --
CLASS B...............       39.63            N/A              27.53
RUSSELL 2000 -- CLASS
B.....................       -2.55            N/A              11.51

1. The NASDAQ Composite Index is an unmanaged index of common stocks. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The companies have an average market capitalization of approximately $600 million.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Emerging Growth Portfolio invests primarily in growth-oriented equity securities of small-to-medium sized domestic corporations and, to a limited extent, foreign corporations.

For the year ended December 31, 1998, the Portfolio had a total return of 27.54% for the Class A shares and 26.86% for the Class B shares compared to a total return of 39.63% for the NASDAQ Composite Index and -2.55% for the Russell 2000 Index. For the five-year period ended December 31, 1998, the average annual total return of Class A shares was 14.31% compared to 23.06% for the NASDAQ Composite Index and 11.87% for the Russell 2000 Index. From inception on November 1, 1989 through December 31, 1998, the average annual total return of Class A shares was 13.49% compared to 18.70% for the NASDAQ Composite Index and 12.42% for the Russell 2000 Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 13.46% compared to 27.53% for the NASDAQ Composite Index and 11.51% for the Russell 2000 Index.

Our investment process continues to be driven by bottom up, fundamental research. We tend to favor companies with exceptional earnings and cash flow growth potential, strong leadership positions within their industry, high levels of profitability and top notch management teams. In addition, we focus more on individual companies than sector allocation. Although we were overweight consumer discretionary and underweight healthcare and materials and processing last year, this was a function of our specific stock selection rather than a top down decision.

Our largest position at year-end, Nielsen Media Research, is indicative of our investment approach. Nielsen is the largest provider of television ratings in the U.S. and Canada, serving national and local customers including television networks and affiliates, independent stations, syndicates, cable networks, advertisers and their agencies. Because it was spun off from a large cap constituent of the S&P 500 Index in

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Emerging Growth Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO (CONT.)
July of last year, many index funds were forced to sell their shares of the company. As a result, we were able to opportunistically establish an 8% position in the portfolio. Although the stock has had a great run since then, we continue to view the shares as undervalued given Nielsen's monopoly position in its core business, strong cash flow, and its exciting growth opportunity on the internet.

RH Donnelley is another of our favorite names. The company is an independent marketer of yellow pages advertising. Similar to Nielsen Media Research, RH Donnelley's shares were spun off from a large corporate parent which was a member of the S&P 500 Index in July. Again, we were able to opportunistically build a strong position in these shares at attractive prices during the second half of the year. Importantly, we believe that RH Donnelley's perpetual arrangement with Ameritech to sell yellow page ads alone is worth more than the entire current market value of the company. Furthermore, we believe that yellow page ad sales on the internet represent a compelling new growth opportunity for the company.

During 1998, we also strengthened our position in Associated Group. The company owns an exciting group of telecommunications interests including a controlling interest in Teligent, a wireless communications company with a small to medium-sized business focus. Furthermore, the company's management team has an exceptional history of creating significant shareholder value in the radio, cable and telecom industries. We expect progress in Associated's True Position solution, which enables local authorities to locate wireless emergency 911 callers, to be a catalyst for the stock over the next year.

Looking forward, we continue to see many opportunities for capital appreciation in small to mid-sized companies. By continuing to focus on specific company fundamentals and research, we hope to achieve similar results in the coming year.

Alexander L. Umansky
PORTFOLIO MANAGER

Dennis P. Lynch
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (95.8%)
  AUTO & TRANSPORTATION (0.3%)
     AUTO PARTS: AFTER MARKET (0.3%)
     (a)4,600    O'Reilly Automotive, Inc.........................  $    216
                                                                    --------
  CONSUMER DISCRETIONARY (36.2%)
     ADVERTISING AGENCIES (4.8%)
     (a)4,400    ADVO, Inc........................................       116
      237,262    R.H. Donnelley Corp..............................     3,455
                                                                    --------
                                                                       3,571
                                                                    --------
     COMMERCIAL INFORMATION SERVICES (0.6%)
        2,600    America Online, Inc..............................       416
                                                                    --------
     ELECTRICAL: HOUSEHOLD APPLIANCE (0.5%)
     (a)6,700    Best Buy Co., Inc................................       411
                                                                    --------
     ENTERTAINMENT (4.0%)
       63,564    Cedar Fair L.P...................................     1,652
   (a)295,940    Marquee Group, Inc...............................     1,332
                                                                    --------
                                                                       2,984
                                                                    --------
     PUBLISHING: NEWSPAPERS (2.6%)
        4,236    Harte-Hanks Communications, Inc..................       121
       21,316    Pulitzer Publishing Co...........................     1,846
                                                                    --------
                                                                       1,967
                                                                    --------
     RADIO & TV BROADCASTERS (1.2%)
     (a)6,900    Cox Radio, Inc., Class A.........................       292
     (a)7,100    Emmis Communications Corp., Class A..............       307
     (a)7,092    Metro Networks, Inc..............................       301
                                                                    --------
                                                                         900
                                                                    --------
     RESTAURANTS (4.5%)
     (a)8,400    Dave & Busters, Inc..............................       193
     (a)8,400    Papa John's International, Inc...................       369
    (a)77,346    Sonic Corp.......................................     1,866
    (a)18,252    Tricon Global Restaurants, Inc...................       915
                                                                    --------
                                                                       3,343
                                                                    --------
     RETAIL (4.5%)
    (a)30,300    Abercrombie & Fitch Co., Class A.................     2,144
     (a)5,800    AnnTaylor Stores Corp............................       229
     (a)8,200    Insight Enterprises, Inc.........................       417
     (a)5,000    Macrovision Corp.................................       209
     (a)9,000    Staples, Inc.....................................       393
                                                                    --------
                                                                       3,392
                                                                    --------
     RETAIL & LEASING SERVICES: CONSUMER (0.5%)
    (a)11,900    Renters Choice, Inc..............................       374
                                                                    --------
     SERVICES: COMMERCIAL (13.0%)
     (a)8,600    Metzler Group, Inc...............................       418
     (a)5,100    NCO Group, Inc...................................       230
      327,905    Nielsen Media Research, Inc......................     5,902


                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
        2,308    Unifirst Corp....................................  $     53
      100,708    Viad Corp........................................     3,059
                                                                    --------
                                                                       9,662
                                                                    --------
  TOTAL CONSUMER DISCRETIONARY....................................    27,020
                                                                    --------
  CONSUMER STAPLES (5.7%)
     FOODS (5.7%)
     (a)5,400    Performance Food Group Co........................       151
     (a)7,400    P.F. Chang's China Bistro, Inc...................       165
       34,340    Tootsie Roll Industries, Inc.....................     1,344
    (a)52,316    U.S. Foodservice, Inc............................     2,563
                                                                    --------
                                                                       4,223
                                                                    --------
  TOTAL CONSUMER STAPLES..........................................     4,223
                                                                    --------
  FINANCIAL SERVICES (20.8%)
     DIVERSIFIED FINANCIAL SERVICES (1.7%)
       32,021    Mutual Risk Management Ltd.......................     1,253
                                                                    --------
     FINANCIAL MISCELLANEOUS (1.9%)
       12,064    CMAC Investment Corp.............................       554
    (a)51,668    Indigo Aviation AB ADR...........................       420
        5,700    Providian Financial Corp.........................       428
                                                                    --------
                                                                       1,402
                                                                    --------
     INSURANCE: MULTI-LINE (13.5%)
       59,396    American Bankers Insurance Group, Inc............     2,873
       76,016    Cincinnati Financial Corp........................     2,784
        8,600    Horace Mann Educators Corp.......................       245
        7,672    Protective Life Corp.............................       305
        4,752    Reinsurance Group of America, Inc................       333
       58,256    Reinsurance Group of America, Inc.
                   (Non-Voting)...................................     3,539
                                                                    --------
                                                                      10,079
                                                                    --------
     INSURANCE: PROPERTY & CASUALTY (1.1%)
        3,900    LandAmerica Financial Group, Inc.................       218
       13,808    Mercury General Corp.............................       605
                                                                    --------
                                                                         823
                                                                    --------
     INVESTMENT MANAGEMENT COMPANIES (2.3%)
       48,592    PIMCO Advisors Holdings L.P......................     1,512
        2,200    SEI Corp.........................................       218
                                                                    --------
                                                                       1,730
                                                                    --------
     SAVINGS & LOAN (0.3%)
    (a)14,500    Golden State Bancorp., Inc.......................       241
                                                                    --------
  TOTAL FINANCIAL SERVICES........................................    15,528
                                                                    --------
  HEALTH CARE (4.0%)
     DRUGS & PHARMACEUTICALS (2.2%)
       11,600    Alpharma, Inc....................................       410
     (a)5,000    Biogen, Inc......................................       415
    (a)13,388    Medicis Pharmaceutical, Class A..................       796
                                                                    --------
                                                                       1,621
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Growth Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

  HEALTH CARE (CONT.)

     HEALTH CARE MANAGEMENT SERVICES (0.5%)
    (a)10,600    MedQuist, Inc....................................  $    419
                                                                    --------
     HEALTH CARE SERVICES (0.3%)
     (a)3,300    Express Scripts, Inc., Class A...................       218
                                                                    --------
     MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (1.0%)
     (a)5,600    Priority Healthcare Corp., Class B...............       297
     (a)9,400    PSS World Medical, Inc...........................       216
     (a)7,300    Xomed Surgical Products, Inc.....................       233
                                                                    --------
                                                                         746
                                                                    --------
  TOTAL HEALTH CARE...............................................     3,004
                                                                    --------
  MATERIALS & PROCESSING (1.0%)
     BUILDING MATERIALS (0.1%)
     (a)6,100    Dal-Tile International, Inc......................        63
                                                                    --------
     BUILDING: CEMENT (0.4%)
        4,828    Southdown, Inc...................................       286
                                                                    --------
     ENGINEERING & CONTRACTING SERVICES (0.5%)
    (a)11,400    Metromedia Fiber Network, Inc., Class A..........       379
                                                                    --------
  TOTAL MATERIALS & PROCESSING....................................       728
                                                                    --------
  OTHER (0.7%)
     MULTI-SECTOR COMPANIES (0.7%)
    (a)20,104    Primark Corp.....................................       545
                                                                    --------
  PRODUCER DURABLES (4.6%)
     ELECTRONICS: INSTRUMENTS GAUGES & METERS (1.8%)
    (a)36,068    Dionex Corp......................................     1,321
                                                                    --------
     IDENTIFICATION CONTROL & FILTER DEVICES (0.5%)
     (a)4,800    Waters Corp......................................       419
                                                                    --------
     MISCELLANEOUS PRODUCER DURABLES (0.1%)
     (a)4,484    SCP Pool Corp....................................        66
                                                                    --------
     OFFICE FURNITURE & BUSINESS EQUIPMENT (2.2%)
    (a)47,228    Knoll, Inc.......................................     1,399
     (a)2,300    Lexmark International Group, Inc., Class A.......       231
                                                                    --------
                                                                       1,630
                                                                    --------
  TOTAL PRODUCER DURABLES.........................................     3,436
                                                                    --------
  TECHNOLOGY (14.5%)
     COMMUNICATIONS TECHNOLOGY (4.5%)
    (a)34,340    American Tower Corp., Class A....................     1,015
    (a)14,200    AVT Corp.........................................       408
     (a)2,900    CSG System Intl., Inc............................       228
    (a)10,100    GeoTel Communications Corp.......................       374
     (a)3,900    Gilat Satellite Networks Ltd.....................       215
     (a)5,900    International Network Services...................       392
     (a)6,700    L-3 Communications Corp..........................       312

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
       (a)700    OmniAmerica, Inc.................................  $     22
     (a)8,500    RF Micro Devices, Inc............................       391
                                                                    --------
                                                                       3,357
                                                                    --------
     COMPUTER SERVICES SOFTWARE & SYSTEMS (4.3%)
     (a)2,400    Citrix Systems, Inc..............................       233
     (a)9,100    Concord Communications, Inc......................       516
     (a)6,300    Legato Systems, Inc..............................       415
     (a)6,200    Macromedia, Inc..................................       208
     (a)3,700    Mercury Interactive Corp.........................       234
     (a)5,800    Mindspring Enterprise, Inc.......................       354
     (a)9,500    New Era of Networks, Inc.........................       416
     (a)4,900    Peregrine Systems, Inc...........................       227
     (a)3,800    Veritas Software Corp............................       227
     (a)1,500    Yahoo!, Inc......................................       355
                                                                    --------
                                                                       3,185
                                                                    --------
     COMPUTER TECHNOLOGY (4.5%)
     (a)2,900    Dell Computer Corp...............................       212
     (a)4,800    EMC Corp.........................................       408
    (a)19,912    Ingram Micro, Inc., Class A......................       695
     (a)6,200    InterVoice, Inc..................................       214
     (a)5,100    Network Appliance, Inc...........................       228
     (a)2,900    Network Solutions, Inc., Class A.................       377
     (a)3,100    Qlogic Corp......................................       403
    (a)10,000    Transwitch Corp..................................       389
    (a)12,000    Xircom, Inc......................................       408
                                                                    --------
                                                                       3,334
                                                                    --------
     ELECTRONICS (0.9%)
     (a)4,900    Cree Research, Inc...............................       234
     (a)3,800    Gemstar International Group Ltd..................       217
     (a)9,300    Power Integrations, Inc..........................       233
                                                                    --------
                                                                         684
                                                                    --------
     ELECTRONICS: TECHNOLOGY (0.3%)
        3,600    Symbol Technologies, Inc.........................       230
                                                                    --------
  TOTAL TECHNOLOGY................................................    10,790
                                                                    --------
  UTILITIES (8.0%)
     UTILITIES: ELECTRICAL (2.2%)
       28,368    Montana Power Co.................................     1,605
                                                                    --------
     UTILITIES: TELECOMMUNICATIONS (5.8%)
    (a)72,732    Associated Group, Inc., Class B..................     3,082
    (a)18,636    Cellular Communications International, Inc.......     1,267
                                                                    --------
                                                                       4,349
                                                                    --------
  TOTAL UTILITIES.................................................     5,954
                                                                    --------
TOTAL COMMON STOCKS (Cost $60,644)................................    71,444
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                            VALUE
    (000)                                                            (000)
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.5%)
  REPURCHASE AGREEMENT (4.5%)
$       3,348    Chase Securities, Inc. 4.45%, dated 12/31/98, due
                   1/04/99, to be repurchased at $3,350,
                   collateralized by U.S. Treasury Bonds, 8.75%,
                   due 5/15/17, valued at $3,414 (Cost $3,348)....  $  3,348
                                                                    --------


TOTAL INVESTMENTS (100.3%) (Cost $63,992)........................      74,792
                                                                   ----------
OTHER ASSETS (7.3%)
  Receivable for Investments Sold....................  $    4,689
  Receivable for Portfolio Shares Sold...............         712
  Dividends Receivable...............................          58
  Other..............................................           9       5,468
                                                       ----------
LIABILITIES ( - 7.6%)
  Payable for Investments Purchased..................      (5,481)
  Investment Advisory Fees Payable...................        (167)
  Administrative Fees Payable........................         (10)
  Custodian Fees Payable.............................          (6)
  Directors' Fees and Expenses Payable...............          (6)
  Payable for Portfolio Shares Redeemed..............          (3)
  Distribution Fees Payable..........................          (1)
  Other Liabilities..................................         (28)     (5,702)
                                                       ----------  ----------
NET ASSETS (100%)................................................  $   74,558
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $   63,137
Accumulated Net Investment Loss....................................          (5)
Accumulated Net Realized Gain......................................         626
Unrealized Appreciation on Investments.............................      10,800
                                                                     ----------
NET ASSETS.........................................................  $   74,558
                                                                     ----------
                                                                     ----------

                                                                     AMOUNT
                                                                     (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................     $73,276
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,083,149 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................       $8.07
                                                                     ----------
                                                                     ----------

CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................      $1,282
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 161,642 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................       $7.93
                                                                     ----------
                                                                     ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Growth Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                20.7%
Communication Services        4.1%
Consumer-Cyclicals            7.3%
Consumer-Staples             18.5%
Energy                        0.5%
Financial                    16.9%
Health Care                   9.4%
Technology                   21.4%
Transportation                1.0%
Other                         0.2%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               EQUITY GROWTH PORTFOLIO-CLASS
                                             A                 S&P 500 INDEX(1)
4/2/91*                                              $500,000           $500,000
10/31/91                                             $533,000           $533,090
10/31/92                                             $582,330           $585,450
12/31/92                                             $604,725           $612,760
12/31/93                                             $630,900           $674,400
12/31/94                                             $651,450           $683,250
12/31/95                                             $944,733           $939,742
12/31/96                                           $1,237,317         $1,155,507
12/31/97                                           $1,624,845         $1,540,984
12/31/98                                           $1,934,215         $1,981,243
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                           ONE YEAR      FIVE YEARS       SINCE INCEPTION
                          ----------  -----------------  -----------------
PORTFOLIO -- CLASS A....      19.04%         25.12%             19.09%
PORTFOLIO -- CLASS B....      18.71            N/A              26.47
INDEX -- CLASS A........      28.57          24.06              19.13
INDEX -- CLASS B........      28.57            N/A              27.95

1. The S&P 500 Index is an unmanged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the year ended December 31, 1998, the Portfolio had a total return of 19.04% for the Class A shares and 18.71% for the Class B shares compared to a total return of 28.57% for the S&P 500 Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return for Class A shares was 25.12% compared to 24.06% for the Index. From inception on April 2, 1991 through December 31, 1998, the average annual total return for Class A shares was 19.09% compared to 19.13% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 26.47% compared to 27.95% for the Index.

The Portfolio tends to be broadly diversified by issue (we held 70 securities at December 31) but we have the ability to invest up to 10% in a single security when our conviction is very strong. The Portfolio continues to hold a mix of "classic" growth stocks such as Microsoft, Intel, Cisco, General Electric (a fourth quarter addition), Merck and Pfizer, as well as less traditional growth names such as United Technologies, Clear Channel and Tyco International, and stocks beaten down on unfounded fears -- a subset of the prior two groups -- such as Philip Morris (ongoing litigation concerns) and United Technologies (Asia meltdown scares). At December 31 our largest position was United Technologies, which represented 5.95% of the Portfolio (based on net assets), and the ten largest holdings accounted for 38% of the net assets. Over the long term we believe that our philosophy of opportunistic concentration may result in better returns than the indices can deliver.

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)

While 1998 was a disappointing year for the Portfolio, we were encouraged by our return in the fourth quarter, which we believe bodes well for 1999. For the three months ended December 31, 1998, the Portfolio had a total return of 22.67% for the Class A shares and 22.56% for the Class B shares compared to 21.29% for the Index. We spent the early part of the quarter reducing our cyclical and medium capitalization exposure and adding to our larger capitalization technology and health care holdings. This strategy laid the foundation for our performance in the quarter and positions us well for 1999. In particular, performance was boosted by the quarterly returns of United Technologies, American Online, Cisco Systems and Tyco International, which added approximately 1.48%, 1.07%, 0.85% and 0.73%, respectively to the Portfolio.

But one quarter does not make a year. This year was clearly disappointing relative to previous periods of outperformance. While some of our large positions performed well in 1998 (notably United Technologies, America Online, Microsoft and Cisco) these gains were not enough to offset the disappointing performance of positions such as Cendant and Continental Airlines, earlier in the year.

From a macro-perspective 1998 was certainly a year to be invested in a select number of large capitalization growth names. We cannot recollect a year that had less breadth to it. For the full year, while the S&P capitalization weighted index climbed 28.7%, the S&P equal weighted index rose only 12.8%. Breadth increased somewhat in the fourth quarter, when the S&P 500 capitalization weighted index returned 21.3% and the S&P 500 equal weighted index gained 17.4%.

Looking out into 1999, against a backdrop of continued low inflation, more modest gross domestic product growth and ongoing fears of emerging markets slowdowns (Latin American taking over for Asia in 1999) we can easily imagine the U.S stock market continuing to favor some of the same high growth, mega-cap companies which performed so well in 1998. Clearly, the U.S. is not pumping on all cylinders and some U.S. based companies with global exposure are somewhat precariously positioned. We view this as a "glass half full" opportunity. A number of the growth companies we are invested in either have minimal exposure to weak international markets, or have demonstrated an ability to withstand these pressures. We believe this may be a continued period of outperformance by high quality growth companies that can continue to meet or beat expectations.

United Technologies, our top holding, is one such company. While we have reduced our position in the stock from 9.5% of net assets at the beginning of the year, to 5.95% at year end, this is reflective of the stock's outperformance (up approximately 49% in 1998) and not our belief in the ongoing prospects of the company. Despite troubles in Asia (which had accounted for over 15% of company profits) and negative currency trends (which should reverse and add to earnings in 1999), earnings per share and cash flow estimates have continued to increase and the quality of earnings remains very strong. Margin expansion due to aggressive cost cutting actions is ongoing at all major units, the company continues to repurchase its stock and it has begun to make opportunistic acquisitions as a way to jump start revenue growth.

Our newest top three holding is Tyco International. This previously cyclical conglomerate has demonstrated an ability to integrate additive acquisitions and increase the service intensity of new and existing businesses. US Surgical and AMP connectors are its two most recent acquisitions which have added to shareholder value. We see continued improving trends in its disposable health care products, fluid power, commercial/residential security and undersea cable businesses leading to rising earnings per share and cash flow estimates.

Clear Channel Communications, another large holding, continues to consolidate property in the radio, television and outdoor advertising businesses and is becoming one of the dominant players in global media. The company's most recent acquisition of Jacor is scheduled to close in the third quarter. In addition to adding to after tax cash flow per share, this is a powerful long-term strategic combination. Clear Channel has been one of the best performing stocks in the S&P 500 over the past several years. We expect this strong management team to continue to take advantage of a consolidating industry with powerful operating trends that should allow them to beat consensus estimates. While some investors are concerned about the internet taking advertising dollars from more traditional media, we believe that the lack of barriers to entry on the internet will force these new companies to use traditional media to push eyeballs to their websites. We remain overweighted in

--------------------------------------------------------------------------------
Equity Growth Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
the broadcasting/cable group with additional exposure to Chancellor, Comcast, Time Warner and "the new AT&T".

AT&T is at one of those rare moments in a company's history when it is transforming itself from a mature slow growth company into a more acknowledged growth company. Chief Executive, Mike Armstrong is using the cash flow from the mature long distance business to enter into high growth businesses such as the internet, broadband and wireless. The pending acquisition of TCI will accelerate the convergence of cable and telephony. Combining our holdings in Telecommunications Inc. with AT&T we now hold about a 3% position.

Loews is certainly one of our less traditional growth names. With holdings in tobacco, insurance (CNA), offshore drilling (Diamond Offshore), hotels and cash, the company has been compounding book value at 15% for more than a decade. Management has recently begun to repurchase stock again. This is one of the more defensive holdings in our Portfolio, however, given positive company dynamics we expect it to perform well in a variety of stock market conditions.

We opportunistically established a position in General Electric in early October. This is now a 2.8% position. Consistency of earnings and portfolio management of businesses are the hallmarks to this classic growth company. Service intensity and increased globalization remain key drivers to growth and multiple expansion. One of the big decisions in continuing to own/add to General Electric positions over the coming couple of years will be the succession of Jack Welch. However, as in much that he does, Jack Welch appears to be bringing management succession planning to a new level.

Philip W. Friedman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (99.8%)
  CAPITAL GOODS (20.7%)
     AEROSPACE/DEFENSE (2.7%)
      140,500    Cordant Technologies, Inc........................  $   5,269
   (a)333,700    Gulfstream Aerospace Corp........................     17,769
                                                                    ---------
                                                                       23,038
                                                                    ---------
     ELECTRICAL EQUIPMENT (2.8%)
      239,700    General Electric Co..............................     24,464
                                                                    ---------
     MANUFACTURING (DIVERSIFIED) (12.3%)
      119,200    Textron, Inc.....................................      9,052
      596,300    Tyco International Ltd...........................     44,983
      481,000    United Technologies Corp.........................     52,309
                                                                    ---------
                                                                      106,344
                                                                    ---------
     OFFICE EQUIPMENT & SUPPLIES (2.9%)
   (a)377,700    Knoll, Inc.......................................     11,189
      217,500    Pitney Bowes, Inc................................     14,369
                                                                    ---------
                                                                       25,558
                                                                    ---------
  TOTAL CAPITAL GOODS.............................................    179,404
                                                                    ---------
  COMMUNICATION SERVICES (4.1%)
     TELECOMMUNICATIONS (LONG DISTANCE) (2.4%)
      279,300    AT&T Corp........................................     21,017
                                                                    ---------
     TELEPHONE (1.7%)
   (a)201,400    MCI Worldcom, Inc................................     14,451
                                                                    ---------
  TOTAL COMMUNICATION SERVICES....................................     35,468
                                                                    ---------
  CONSUMER CYCLICALS (7.3%)
     PHOTOGRAPHY/IMAGING (0.6%)
       70,400    Eastman Kodak Co.................................      5,069
                                                                    ---------
     PUBLISHING (NEWSPAPERS) (1.0%)
      137,300    News Corp., Ltd. ADR.............................      3,390
       61,700    Pulitzer Publishing Co...........................      5,345
                                                                    ---------
                                                                        8,735
                                                                    ---------
     RETAIL (BUILDING SUPPLIES) (1.7%)
      244,000    Home Depot, Inc..................................     14,930
                                                                    ---------
     RETAIL (SPECIALTY) (2.7%)
    (a)61,400    Costco Cos., Inc.................................      4,432
      263,200    Gap, Inc.........................................     14,805
   (a)106,300    Staples, Inc.....................................      4,644
                                                                    ---------
                                                                       23,881
                                                                    ---------
     RETAIL (SPECIALTY/APPAREL) (0.8%)
   (a)401,700    Toys 'R' Us, Inc.................................      6,779
                                                                    ---------
     SERVICES (COMMERCIAL & CONSUMER) (0.5%)
      254,132    Nielsen Media Research, Inc......................      4,574
                                                                    ---------
  TOTAL CONSUMER CYCLICALS........................................     63,968
                                                                    ---------


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
  CONSUMER STAPLES (18.5%)
     BEVERAGES (NON-ALCOHOLIC) (2.3%)
      113,100    Coca Cola Co.....................................  $   7,563
      335,600    Coca Cola Enterprises, Inc.......................     11,998
                                                                    ---------
                                                                       19,561
                                                                    ---------
     BROADCASTING (TV, RADIO, CABLE) (10.3%)
   (a)208,200    Chancellor Media Corp............................      9,968
   (a)875,300    Clear Channel Communications, Inc................     47,704
      123,100    Comcast Corp., Class A-Special...................      7,224
       74,300    Comcast Corp., Class A-Common....................      4,268
   (a)130,500    Tele-Communications, Inc.........................      7,218
   (a)290,800    Tele-Communications, Liberty Media Group, Inc.,
                   Class A........................................     13,395
                                                                    ---------
                                                                       89,777
                                                                    ---------
     ENTERTAINMENT (1.6%)
      225,500    Time Warner, Inc.................................     13,995
                                                                    ---------
     FOODS (1.6%)
      101,800    Quaker Oats Co...................................      6,057
      251,600    Ralston-Ralston Purina Group.....................      8,146
                                                                    ---------
                                                                       14,203
                                                                    ---------
     TOBACCO (2.7%)
      429,800    Philip Morris Cos., Inc..........................     22,994
                                                                    ---------
  TOTAL CONSUMER STAPLES..........................................    160,530
                                                                    ---------
  ENERGY (0.5%)
     OIL (INTERNATIONAL INTEGRATED) (0.5%)
       60,200    Exxon Corp.......................................      4,402
                                                                    ---------
  FINANCIAL (16.9%)
     BANKS (MAJOR REGIONAL) (0.5%)
      100,100    Fleet Financial Group, Inc.......................      4,473
                                                                    ---------
     BANKS (MONEY CENTER) (0.5%)
       69,500    First Union Corp.................................      4,226
                                                                    ---------
     FINANCIAL (DIVERSIFIED) (3.4%)
      202,600    American Express Co..............................     20,716
      184,850    Citigroup, Inc...................................      9,150
                                                                    ---------
                                                                       29,866
                                                                    ---------
     INSURANCE (LIFE & HEALTH) (1.0%)
      135,600    Reinsurance Group of America, Inc., cumulative
                   non-voting.....................................      8,238
                                                                    ---------
     INSURANCE (MULTI-LINE) (5.2%)
       39,700    American Bankers Insurance Group, Inc............      1,920
      435,400    Loews Corp.......................................     42,778
                                                                    ---------
                                                                       44,698
                                                                    ---------
     INSURANCE (PROPERTY-CASUALTY) (5.2%)
      164,550    Ace Ltd..........................................      5,667
      136,200    Allstate Corp....................................      5,261
          194    Berkshire Hathaway, Inc., Class A................     13,580

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Equity Growth Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

  FINANCIAL (CONT.)
     INSURANCE (PROPERTY-CASUALTY) (CONT.)

    (a)68,900    General Re Corp..................................  $  17,066
       20,400    Progressive Corp.................................      3,455
                                                                    ---------
                                                                       45,029
                                                                    ---------
     INVESTMENT BANKING & BROKERAGE (0.6%)
       79,100    Merrill Lynch & Co...............................      5,280
                                                                    ---------
     INVESTMENT MANAGEMENT (0.5%)
   (a)149,700    PIMCO Advisors Holdings L.P......................      4,659
                                                                    ---------
  TOTAL FINANCIAL.................................................    146,469
                                                                    ---------
  HEALTH CARE (9.4%)
     HEALTH CARE (DIVERSIFIED) (0.5%)
       59,500    Johnson & Johnson................................      4,991
                                                                    ---------
     HEALTH CARE (DRUGS-GENERIC & OTHERS) (1.5%)
   (a)122,300    Amgen, Inc.......................................     12,788
                                                                    ---------
     HEALTH CARE (DRUGS-MAJOR PHARMS) (6.2%)
      124,300    Eli Lilly & Co...................................     11,047
      146,300    Merck & Co., Inc.................................     21,607
      166,800    Pfizer, Inc......................................     20,923
                                                                    ---------
                                                                       53,577
                                                                    ---------
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.2%)
      168,700    Bausch & Lomb, Inc...............................     10,122
                                                                    ---------
  TOTAL HEALTH CARE...............................................     81,478
                                                                    ---------
  TECHNOLOGY (21.4%)
     BIOTECHNOLOGY (1.1%)
   (a)186,400    Genzyme Corp.-General Division...................      9,273
                                                                    ---------
     COMMUNICATION EQUIPMENT (1.3%)
       18,000    Lucent Technologies, Inc.........................      1,980
      157,100    Motorola, Inc....................................      9,593
                                                                    ---------
                                                                       11,573
                                                                    ---------
     COMPUTERS (HARDWARE) (3.5%)
      261,600    Compaq Computer Corp.............................     10,971
   (a)105,700    Dell Computer Corp...............................      7,736
       64,600    International Business Machines Corp.............     11,935
                                                                    ---------
                                                                       30,642
                                                                    ---------
     COMPUTERS (NETWORKING) (2.5%)
   (a)237,075    Cisco Systems, Inc...............................     22,004
                                                                    ---------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

     COMPUTERS (SOFTWARE & SERVICES) (5.8%)
    (a)79,800    America Online, Inc..............................  $  12,768
   (a)212,600    Microsoft Corp...................................     29,485
   (a)204,000    Novell, Inc......................................      3,698
   (a)106,900    Oracle Corp......................................      4,610
                                                                    ---------
                                                                       50,561
                                                                    ---------
     ELECTRONICS (COMPONENT DISTRIBUTORS) (0.2%)
    (a)23,800    Uniphase Corp....................................      1,651
                                                                    ---------
     ELECTRONICS (DEFENSE) (4.1%)
   (a)299,200    General Motors Corp., Class H....................     11,874
   (a)291,800    Litton Industries, Inc...........................     19,040
   (a)258,300    Loral Space & Communications.....................      4,601
                                                                    ---------
                                                                       35,515
                                                                    ---------
     ELECTRONICS (SEMICONDUCTORS) (2.9%)
      208,700    Intel Corp.......................................     24,744
                                                                    ---------
  TOTAL TECHNOLOGY................................................    185,963
                                                                    ---------
  TRANSPORTATION (1.0%)
     AIRLINES (1.0%)
      254,100    Continental Airlines, Inc., Class B..............      8,512
                                                                    ---------
TOTAL COMMON STOCKS (Cost $684,975)...............................    866,194
                                                                    ---------

TOTAL INVESTMENTS (99.8%) (Cost $684,975)..........................   866,194
                                                                     --------
OTHER ASSETS (2.5%)
  Receivable for Investments Sold......................  $   18,615
  Receivable for Portfolio Shares Sold.................       2,259
  Dividends Receivable.................................         737
  Other................................................          21    21,632
                                                         ----------
LIABILITIES ( - 2.3%)
  Payable for Portfolio Shares Redeemed................     (11,797)
  Payable For Investment Purchased.....................      (5,662)
  Investment Advisory Fees Payable.....................      (1,221)
  Bank Overdraft Payable...............................        (969)
  Administrative Fees Payable..........................        (108)
  Distribution Fees Payable............................         (43)
  Directors' Fees and Expenses Payable.................         (28)
  Custodian Fees Payable...............................         (14)
  Other Liabilities....................................         (89)  (19,931)
                                                         ----------  --------
NET ASSETS (100%)..................................................  $867,895
                                                                     --------
                                                                     --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital....................................................  $705,653
Undistributed Net Investment Income................................       152
Accumulated Net Realized Loss......................................   (19,129)
Unrealized Appreciation on Investments.............................   181,219
                                                                     --------
NET ASSETS.........................................................  $867,895
                                                                     --------
                                                                     --------

                                                                      AMOUNT
                                                                      (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................  $784,565
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 41,196,169 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................    $19.04
                                                                     --------
                                                                     --------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................   $83,330
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,392,224 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................    $18.97
                                                                     --------
                                                                     --------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Equity Growth Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Data Communications                   20.4%
Data Storage & Processing              4.7%
Electronic Equipment                   6.2%
Information Processing                 8.1%
Large Diversified Computer Mfg.        2.6%
Micro Computer Mfg.                    8.1%
Mini & Mainframe Computer Mfg.         1.8%
Semiconductor Mfg.                    15.2%
Software Products                     18.7%
Technology-Other                      10.7%
Other                                  3.5%

COMPARISON OF THE CHANGE IN VALUE OF A $250,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               TECHNOLOGY PORTFOLIO-CLASS   TECHNOLOGY PORTFOLIO-CLASS
                                            A                            B               S&P 500 INDEX(1)
9/16/96*                                          $250,000                      $50,000           $250,000
12/31/96                                          $267,750                      $53,550           $272,200
12/31/97                                          $367,540                      $73,310           $363,006
12/31/98                                          $565,644                     $112,546           $466,717
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The S&P 500 Index value at December 31, 1998 assumes a minimum initial investment of $250,000; if a minimum initial investment of $50,000 (the minimum investment for Class B shares) is assumed the value at December 31, 1998 would be $93,343.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE
LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(1)
-----------------------------------------------

                                           TOTAL RETURNS(2)
                                     -----------------------------
                                                  AVERAGE ANNUAL
                                      ONE YEAR    SINCE INCEPTION
                                     ----------  -----------------
PORTFOLIO -- CLASS A...............      53.90%         42.83%
PORTFOLIO -- CLASS B...............      53.52          42.51
S&P 500 INDEX......................      28.57          31.38
LIPPER SCIENCE & TECH..............      46.77          27.34

1. The S&P 500 Index is an unmanaged index of common stocks. The Lipper Science and Technology Funds Index is a composite index of mutual funds that invest at least 65% of their assets in science and technology stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total investments in securities of foreign companies to participate sufficiently in the global technology market.

For the year ended December 31, 1998, the Portfolio had a total return of 53.90% for the Class A shares and 53.52% for the Class B shares compared to 28.57% for the S&P 500 Index and 46.77% for the Lipper Science and Technology Funds Index. From inception on September 16, 1996 through December 31, 1998, the average annual total return of Class A shares was 42.83% and 42.51% for Class B shares compared to 31.38% for the S&P 500 Index and 27.34% for the Lipper Science and Technology Funds Index.

Overall, we are very pleased with the Portfolio's performance in 1998 as it performed well on an absolute and relative basis in both up and down market periods.

After going through a meaningful correction in the third quarter the broad markets, led by the technology sector, have rebounded. The fears of domestic economic slowdown leading to lower corporate profits and reduced spending on information technology did not materialize in the fourth quarter of 1998. Most technology companies, led by bellwethers such as Microsoft, Intel, Cisco, and America Online have reported better than expected results. Despite the extreme volatility in the equity markets, in general,

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                            Technology Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)
and in the technology sector, in particular, we managed to realize substantial gains and finish the year with very strong performance.

As we look to 1999 and beyond we believe long term fundamentals for technology continue to be favorable, especially in broadband technology and internet protocol communications. The telecommunications industry continues to see 25%-to-35% growth in the demand for data services; Internet access (business and consumer) is growing exponentially and the cable and long distance companies are in the middle of a multi-billion dollar, multi-year broadband build out.

The common theme is the demand for packet-based terrestrial communication systems and mobile communications. These new systems will eventually replace the narrow-band analog systems that now comprise the bulk of the world's communication capabilities.

Independent of a potential global slow down, we believe that companies will continue to spend on these technologies in order to stay competitive, in both product and service features, and to decrease costs. There are over 2,000 public technology companies and we strive to invest in the best 100. Going forward, our goal remains the same: identify the premier sectors and companies, which present compelling investment opportunities and avoid the sectors and companies with deteriorating fundamentals.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alexander L. Umansky
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
Technology Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (96.5%)
  TECHNOLOGY (96.5%)
     DATA COMMUNICATIONS (20.4%)
  (a)7,000  Adaptec, Inc......................................  $      123
 (a)39,000  Advanced Fibre Communications, Inc. ..............         427
  (a)1,900  AirTouch Communications, Inc. ....................         137
    21,400  Alcatel Alsthom ADR  .............................         523
 (a)13,300  Ascend Communications, Inc. ......................         875
  (a)5,150  Cisco Systems, Inc. ..............................         478
 (a)21,000  Commscope, Inc. ..................................         353
  (a)3,900  Excel Switching Corp. ............................         148
  (a)5,400  General Instrument Corp. .........................         183
  (a)3,900  JDS Fitel, Inc. ..................................          97
     2,100  Lucent Technologies, Inc. ........................         231
  (a)8,000  Metromedia Fiber Network, Inc., Class A...........         268
 (a)12,800  Newbridge Networks Corp. .........................         389
     2,100  Northern Telecom Ltd..............................         105
  (a)6,700  Proxim, Inc. .....................................         179
  (a)3,000  QUALCOMM, Inc. ...................................         155
     2,800  Scientific-Atlanta, Inc. .........................          64
  (a)1,950  Sprint PCS........................................          45
  (a)3,000  Tekelec, Inc. ....................................          50
 (a)16,100  3Com Corp. .......................................         722
  (a)6,200  TranSwitch Corp. .................................         241
                                                                ----------
                                                                     5,793
                                                                ----------
     DATA STORAGE & PROCESSING (4.7%)
  (a)3,800  EMC Corp. ........................................         323
  (a)5,000  Quantum Corp. ....................................         106
 (a)13,400  SanDisk Corp......................................         189
 (a)17,400  Seagate Technology, Inc. .........................         526
 (a)13,100  Western Digital Corp. ............................         197
                                                                ----------
                                                                     1,341
                                                                ----------
     ELECTRONIC EQUIPMENT (6.2%)
  (a)1,400  Exodus Communications, Inc. ......................          90
 (a)30,500  FORE Systems, Inc. ...............................         559
  (a)3,100  International Network Services....................         206
  (a)2,950  Level One Communications, Inc. ...................         105
  (a)2,500  Micrel, Inc. .....................................         138
    (a)500  Sanmina Corp. ....................................          31
  (a)7,200  Uniphase Corp. ...................................         500
    (a)500  Visual Networks, Inc. ............................          19
  (a)5,900  Xylan Corp. ......................................         104
                                                                ----------
                                                                     1,752
                                                                ----------
     INFORMATION PROCESSING (8.1%)
     9,200  America Online, Inc. .............................       1,472
 (a)31,794  Cendant Corp. ....................................         606
  (a)5,700  Electronics For Imaging, Inc. ....................         229
                                                                ----------
                                                                     2,307
                                                                ----------
     LARGE DIVERSIFIED COMPUTER MFG (2.6%)
     2,500  International Business Machines Corp..............         462
  (a)7,500  Unisys Corp. .....................................         258
                                                                ----------
                                                                       720
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     MICRO COMPUTER MFG (8.1%)
 (a)11,500  Apple Computer, Inc. .............................  $      471
    26,900  Compaq Computer Corp. ............................       1,128
  (a)3,000  Dell Computer Corp. ..............................         220
  (a)2,000  Gateway 2000, Inc. ...............................         102
  (a)4,300  Sun Microsystems, Inc. ...........................         368
                                                                ----------
                                                                     2,289
                                                                ----------
     MINI & MAINFRAME COMPUTER MFG (1.8%)
     7,600  Hewlett Packard Co. ..............................         519
                                                                ----------
     SEMICONDUCTOR MFG (15.2%)
 (a)29,000  Advanced Micro Devices, Inc.......................         839
  (a)4,300  Altera Corp. .....................................         262
  (a)5,800  Analog Devices, Inc. .............................         182
    (a)100  Broadcom Corp., Class A...........................          12
     8,900  Intel Corp. ......................................       1,055
  (a)2,700  Lattice Semiconductor Corp. ......................         124
  (a)1,700  Maxim Integrated Products, Inc. ..................          74
 (a)25,900  Micron Electronics, Inc. .........................         448
  (a)9,200  Micron Technology, Inc. ..........................         465
     5,700  Motorola, Inc. ...................................         348
     1,800  Texas Instruments, Inc. ..........................         154
  (a)5,300  Xilinx, Inc. .....................................         345
                                                                ----------
                                                                     4,308
                                                                ----------
     SOFTWARE PRODUCTS (18.7%)
     5,500  Adobe Systems, Inc. ..............................         257
  (a)2,200  At Home Corp., Series A...........................         163
  (a)4,900  Citrix Systems, Inc. .............................         476
  (a)7,600  Compuware Corp. ..................................         594
  (a)9,800  J.D. Edwards & Co. ...............................         278
  (a)2,000  Lycos, Inc. ......................................         111
  (a)4,000  Manugistics Group, Inc. ..........................          50
 (a)15,000  Micromuse, Inc. ..................................         293
  (a)3,600  Microsoft Corp. ..................................         499
  (a)9,400  Netscape Communications Corp. ....................         571
 (a)33,500  Novell, Inc. .....................................         607
 (a)12,700  Oracle Corp. .....................................         548
  (a)4,400  Progress Software Corp. ..........................         149
 (a)27,000  Software AG Systems, Inc. ........................         489
 (a)13,300  Vantive Corp. ....................................         106
    (a)400  YAHOO!, Inc.......................................          95
                                                                ----------
                                                                     5,286
                                                                ----------
     OTHER (10.7%)
  (a)1,400  Clear Channel Communications, Inc. ...............          76
  (a)4,100  Ingram Micro, Inc., Class A.......................         143
  (a)7,700  MCI Worldcom, Inc. ...............................         553
  (a)4,600  Medicis Pharmaceutical, Class A ..................         274
  (a)5,500  Mercury Computer Systems, Inc. ...................         155
    22,500  Nielsen Media Research, Inc. .....................         405
     2,750  Paychex, Inc. ....................................         141
  (a)7,000  SABRE Group Holdings, Inc. .......................         312
     3,900  Sprint Corp. (Fon Group) .........................         328

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            Technology Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  TECHNOLOGY (CONT.)

     OTHER (CONT.)

  (a)6,600  SunGard Data Systems, Inc. .......................  $      262
  (a)1,100  TeleBanc Financial Corp. .........................          37
 (a)13,100  Whittman-Hart, Inc. ..............................         362
                                                                ----------
                                                                     3,048
                                                                ----------
  TOTAL TECHNOLOGY............................................      27,363
                                                                ----------
TOTAL COMMON STOCKS (Cost $19,345)............................      27,363
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (3.8%)
  REPURCHASE AGREEMENT (3.8%)
$    1,078  Chase Securities, Inc. 4.45%, dated 12/31/98, due
              1/04/99 to be repurchased at $1,079,
              collateralized by U.S. Treasury Bonds, 10.375%,
              due 11/15/12, valued at $1,105 (Cost $1,078)....       1,078
                                                                ----------

  NO. OF
CONTRACTS
----------

PURCHASED OPTIONS (1.4%)
        45  Morgan Stanley High Tech Index Put at 740, due
              1/16/99.........................................  $        7
        30  Morgan Stanley High Tech Index Call at 740, due
              1/16/99.........................................         396
                                                                ----------
TOTAL OPTIONS (Cost $309).....................................         403
                                                                ----------

  TOTAL INVESTMENTS (101.7%) (Cost $20,732)...................      28,844
                                                                ----------
  OTHER ASSETS (2.3%)
    Cash..........................................  $        1
    Receivable Due from Broker....................         625
    Receivable for Portfolio Shares Sold..........           8
    Dividends Receivable..........................           2
    Other.........................................           1         637
                                                    ----------
  LIABILITIES ( - 4.0%)
    Payable for Investments Purchased.............        (607)
    Written Options, at Value (Premiums Received
      $225).......................................        (401)
    Investment Advisory Fees Payable..............         (24)
    Custodian Fees Payable........................          (5)
    Directors' Fees & Expenses Payable............          (5)
    Administrative Fees Payable...................          (4)
    Other Liabilities.............................         (79)     (1,125)
                                                    ----------  ----------
  NET ASSETS (100%)...........................................  $   28,356
                                                                ----------
                                                                ----------

                                                                  VALUE
                                                                  (000)
  ------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $   20,385
Accumulated Net Investment Loss...............................          (4)
Accumulated Net Realized Gain.................................          39
Unrealized Appreciation on Investments and Written Options....       7,936
                                                                ----------
NET ASSETS....................................................  $   28,356
                                                                ----------
                                                                ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................     $27,506
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,529,599 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $17.98
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................        $850
NET ASSET VALUE, OFFERING, AND REDEMPTION
  PRICE PER SHARE
  Applicable to 47,433 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $17.92
                                                                ----------
                                                                ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

------------------------------------------------------------
The following written options were open at December 31, 1998:

  NO. OF                                                          VALUE
CONTRACTS                                                         (000)
--------------------------------------------------------------------------

WRITTEN OPTIONS (NOTE A-10)
  CALL OPTIONS
        30  Morgan Stanley High Tech Index Call at 740, due
              1/16/99.........................................  $     396
  PUT OPTIONS
        30  Morgan Stanley High Tech Index Put at 740, due
              1/16/99.........................................          5
                                                                    -----
TOTAL WRITTEN OPTIONS (Premium $225)..........................        $401
                                                                    -----
                                                                    -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Technology Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               1.9%
Capital Goods                12.7%
Communication Services        8.6%
Consumer Cyclicals           11.3%
Consumer Staples             12.4%
Energy                        4.2%
Financial                    14.6%
Health Care                  12.3%
Technology                   16.9%
Transportation                0.8%
Utilities                     3.7%
Other                         0.6%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               U.S. EQUITY PLUS PORTFOLIO-CLASS  U.S. EQUITY PLUS PORTFOLIO-CLASS
                                              A                                 B                  S&P 500 INDEX(1)
7/31/97*                                               $500,000                          $100,000           $500,000
12/31/97                                               $519,700                          $103,930           $512,200
12/31/98                                               $630,188                          $125,703           $658,536
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The S&P 500 Index value at December 31, 1998 assumes a minimum initial investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 1998 would be $131,707.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                               TOTAL RETURNS(2)
                                         -----------------------------
                                                      AVERAGE ANNUAL
                                          ONE YEAR    SINCE INCEPTION
                                         ----------  -----------------
PORTFOLIO -- CLASS A...................      21.26%         17.71%
PORTFOLIO -- CLASS B...................      20.95          17.49
INDEX..................................      28.57          21.41

1. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in the S&P 500 Index. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.

The Portfolio investment process utilizes systematic quantitative and qualitative inputs. The quantitative inputs include several proprietary valuation and momentum models, as well as a market conditions model. The qualitative inputs include stock ratings from Morgan Stanley Dean Witter's Equity Research analysts. These inputs are combined in a systematic way to produce an attractiveness measure for every stock in the Portfolio investment universe. The Portfolio is designed to have consistently higher returns than the S&P 500 with a volatility of portfolio return that is approximately equal to that of the S&P 500. This is sought by using a multi-factor risk model for building the Portfolio and by maintaining sector neutrality with respect to the S&P 500 Index. The active exposure to any single company is also kept to a modest level.

For the year ended December 31, 1998, the Portfolio had a total return of 21.26% for the Class A shares and 20.95% for the Class B shares compared to 28.57% for the S&P 500 Index (the "Index"). For the period from inception on July 31, 1997 through December 31, 1998, the Portfolio had a total return of 17.71% for Class A shares and 17.49% for Class B shares compared to 21.41% for the Index.

The Portfolio is sector neutral to the Index, so sector weights had no impact on incremental performance. The performance of a sector in the Portfolio is completely driven by stock selection (and relative weights) within the sector. Based on stock selection, our best performing sectors were banking, financial services, insurance and electric utilities. Our worst performing sectors were energy, consumer services, telephones and basic industries.

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)

Virtually all of the differential performance between the Portfolio and the Index came from active stock selection. The five largest contributions to our performance relative to the S&P 500 came from the following stocks: 1) Microsoft Corp, a computer software company, rose 115%, driven by strong sales of its core software products and increased optimism about its Internet strategy. An overweight position in the stock boosted our performance. 2) Home Depot, a retail-building products company, climbed 108%, helped by a solid U.S consumer environment, strong retail industry fundamentals, and excellent earnings. 3) Merrill Lynch, a global financial management and advisory company, fell 7% due primarily to losses stemming from October volatility. Robust trading from retail and institutional investors in the last quarter allowed the company to recover slightly. An underweight position boosted our performance. 4) McDonald's, an operator of a worldwide system of fast-food restaurants, rose 62%, as it benefited from an improved marketing campaign and lower prices for critical commodities including beef. 5) Tyco, a diversified manufacturing and service company, posted a 68% increase amid optimism about its acquisitions and strong earnings performance.

On the other side, the five most negative contributions to our performance relative to the Index came from the following stocks: 1) Case Corporation, which manufactures and markets both farm and construction equipment, continued in a painful progression, declining 69% as the problems in emerging markets, falling commodity prices, and declining U.S. farm income pummeled the demand for farm equipment. 2) Citigroup, a diversified financial service holding company which includes, importantly, Travelers and Salomon Smith Barney, fell 7% as difficulties in integrating its investment banking and commercial banking units prevented it from fully recovering from global financial market woes in the third quarter. 3) Armco, a producer of stainless steel and strip and electrical sheets, dropped by 11% as its shares never fully recovered from the GM strike in a weak and extremely rocky third quarter. 4) Rowan, an oil and gas drilling company, dropped 68%, as concerns that lower oil prices would cut demand for oil exploration and production services hurt its shares. 5) Deere & Co., which manufactures and distributes both farm and construction equipment, declined 42%, as earnings were hurt by a downturn in retail farm equipment sales.

The year of 1998 was certainly a year to remember. The U.S. economy marched ahead with bonds providing a supportive environment for investment, beginning the year at a 5.9% yield and ending at 5.1%. Seemingly ignoring a continual chorus of concerns about corporate earnings growth, U.S. large capitalization stocks gained nearly 20% by mid-year, only to fall back to January's levels by the end of the summer when Russia announced that it would halt some of its high-profile debt payments. But easy monetary policy and a resilient consumer powered the U.S. economy ahead and the Index finished the year up over 28%. The concerns about growth caused investors to shy away from securities (both debt and equity) that were perceived to be adversely affected by economic weakness. Large capitalization value stocks, as measured by the S&P Barra Value Index, rose only 14.7% during the year, while their growth counterparts soared 40.6%. Likewise, small capitalization stocks, as measured by the Russell 2000 Index, had an amazingly dismal year, actually falling by 3.4% during the year. While the performance of the S&P 500 Index appears to be highly impressive at first glance, the overall number masks an important feature of the market this year. The performance was extraordinarily narrow, with the bulk of the performance coming from a few large cap growth stocks. Consequently, the year was a difficult one for the Portfolio. Many of our value-oriented stock selections were especially hard-hit, weighing on our overall performance for the year. It is our expectation that U.S. economic growth will slow in 1999. Unless there is another panic like the Russian scare last summer, the value/growth differential will not be as extreme going forward. Likewise, the large cap/small cap differential will also moderate and more normal breadth will return to the marketplace and, hence, stock-picking conditions will not be as problematic during the year to come.

Narayan Ramachandran
PORTFOLIO MANAGER

Eugene Flood
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (99.4%)
  BASIC MATERIALS (1.9%)
     ALUMINUM (0.0%)
       300  Alcoa, Inc........................................  $       22
                                                                ----------
     CHEMICALS (0.5%)
     2,000  Air Products & Chemicals, Inc.....................          80
     3,000  E.I. du Pont de Nemours & Co......................         159
     3,900  Rohm & Haas Co....................................         118
                                                                ----------
                                                                       357
                                                                ----------
     CHEMICALS (DIVERSIFIED) (0.3%)
     3,700  Monsanto Co.......................................         176
                                                                ----------
     CHEMICALS (SPECIALTY) (0.2%)
     1,400  Great Lakes Chemical Corp.........................          56
 (a) 3,500  W.R. Grace & Co...................................          55
                                                                ----------
                                                                       111
                                                                ----------
     GOLD & PRECIOUS METALS MINING (0.2%)
     8,400  Barrick Gold Corp.................................         164
                                                                ----------
     IRON & STEEL (0.7%)
 (a)14,600  Bethlehem Steel Corp..............................         122
    10,800  USX -- U.S. Steel Group, Inc......................         248
     9,100  Worthington Industries, Inc.......................         114
                                                                ----------
                                                                       484
                                                                ----------
  TOTAL BASIC MATERIALS.......................................       1,314
                                                                ----------
  CAPITAL GOODS (12.7%)
     AEROSPACE & DEFENSE (1.4%)
    20,800  Boeing Co.........................................         679
     3,500  Northrop Grumman Corp.............................         256
                                                                ----------
                                                                       935
                                                                ----------
     ELECTRICAL EQUIPMENT (5.1%)
    13,400  Bank One Corp.....................................         684
     6,900  Emerson Electric Co...............................         417
    21,600  General Electric Co...............................       2,205
     3,400  Raychem Corp......................................         110
     1,900  Thomas & Betts Corp...............................          82
                                                                ----------
                                                                     3,498
                                                                ----------
     ENGINEERING & CONSTRUCTION (0.1%)
     1,300  Foster Wheeler Corp...............................          17
     2,700  McDermot International, Inc.......................          67
                                                                ----------
                                                                        84
                                                                ----------
     MACHINERY (DIVERSIFIED) (1.0%)
     7,300  Case Corp.........................................         159
    12,900  Deere & Co........................................         427
     3,100  Timken Co.........................................          59
                                                                ----------
                                                                       645
                                                                ----------
     MANUFACTURING (DIVERSIFIED) (4.0%)
     2,100  Aeroquip-Vickers, Inc.............................          63
    11,700  Allied Signal, Inc................................         518


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     3,700  Corning, Inc......................................  $      167
     1,400  Crane Co..........................................          42
     1,100  National Service Industries, Inc..................          42
    14,100  Tyco International Ltd............................       1,064
     7,800  United Technologies Corp..........................         848
                                                                ----------
                                                                     2,744
                                                                ----------
     MANUFACTURING (SPECIALIZED) (0.1%)
       600  Briggs & Stratton Corp............................          30
                                                                ----------
     OFFICE EQUIPMENT & SUPPLIES (0.2%)
     1,200  Xerox Corp........................................         142
                                                                ----------
     TRUCKS & PARTS (0.4%)
       400  Cummins Engine Co., Inc...........................          14
 (a) 5,100  Navistar International Corp.......................         145
     2,900  PACCAR, Inc.......................................         119
                                                                ----------
                                                                       278
                                                                ----------
     WASTE MANAGEMENT (0.4%)
     3,300  Browning-Ferris Industries, Inc...................          94
     3,700  Waste Management, Inc.............................         173
                                                                ----------
                                                                       267
                                                                ----------
  TOTAL CAPITAL GOODS.........................................       8,623
                                                                ----------
  COMMUNICATION SERVICES (8.6%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.4%)
 (a) 3,700  AirTouch Communications, Inc......................         267
                                                                ----------
     TELECOMMUNICATIONS (LONG DISTANCE) (3.9%)
    23,700  AT&T Corp.........................................       1,783
    10,200  Sprint Corp.......................................         858
                                                                ----------
                                                                     2,641
                                                                ----------
     TELEPHONE (4.3%)
     5,700  Alltel Corp.......................................         341
     2,800  Ameritech Corp....................................         177
    14,300  Bell Atlantic Corp................................         758
     2,800  Bellsouth Corp....................................         140
     6,500  GTE Corp..........................................         423
 (a)13,100  MCI Worldcom, Inc.................................         940
     1,300  SBC Communications, Inc...........................          70
     1,400  U.S. WEST, Inc....................................          90
                                                                ----------
                                                                     2,939
                                                                ----------
  TOTAL COMMUNICATION SERVICES................................       5,847
                                                                ----------
  CONSUMER CYCLICALS (11.3%)
     AUTOMOBILES (1.5%)
    16,800  Ford Motor Co.....................................         986
                                                                ----------
     BUILDING MATERIALS (0.1%)
     2,600  Owens Corning.....................................          92
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  CONSUMER CYCLICALS (CONT.)
     CONSUMER (JEWELRY, NOVELTIES & GIFTS) (0.1%)
     1,200  American Greetings Corp., Class A.................  $       49
       700  Jostens, Inc......................................          18
                                                                ----------
                                                                        67
                                                                ----------
     FOOTWEAR (0.0%)
       600  Nike, Inc., Class B...............................          24
                                                                ----------
     HARDWARE & TOOLS (0.0%)
       200  Black & Decker Corp...............................          11
       100  Milacron, Inc.....................................           2
                                                                ----------
                                                                        13
                                                                ----------
     HOMEBUILDING (0.0%)
       500  Fleetwood Enterprises, Inc........................          17
                                                                ----------
     HOUSEHOLD FURNISHINGS & APPLIANCES (0.7%)
     7,600  Maytag Corp.......................................         473
                                                                ----------
     LEISURE TIME PRODUCTS (0.4%)
     9,100  Brunswick Corp....................................         225
                                                                ----------
     PHOTOGRAPHY/IMAGING (0.5%)
     5,100  Eastman Kodak Co..................................         367
                                                                ----------
     PUBLISHING (NEWSPAPERS) (0.4%)
     6,500  New York Times Co., Class A.......................         225
                                                                ----------
     RETAIL (BUILDING SUPPLIES) (2.7%)
    28,400  Home Depot, Inc...................................       1,738
     1,300  Lowe's Cos., Inc..................................          67
                                                                ----------
                                                                     1,805
                                                                ----------
     RETAIL (DEPARTMENT STORES) (0.0%)
     1,000  Dillard's, Inc....................................          28
                                                                ----------
     RETAIL (GENERAL MERCHANDISE) (4.1%)
     8,700  Dayton Hudson Corp................................         472
 (a) 5,900  Kmart Corp........................................          90
     7,200  Sears Roebuck & Co................................         306
    23,700  Wal-Mart Stores, Inc..............................       1,930
                                                                ----------
                                                                     2,798
                                                                ----------
     SERVICES (ADVERTISING/MARKETING) (0.4%)
     4,400  Omnicom Group, Inc................................         255
                                                                ----------
     SERVICES (COMMERCIAL & CONSUMER) (0.0%)
     2,600  Laidlaw, Inc......................................          26
                                                                ----------
     TEXTILES (APPAREL) (0.4%)
 (a) 6,500  Fruit of the Loom, Inc............................          90
     5,200  Liz Claiborne, Inc................................         164
                                                                ----------
                                                                       254
                                                                ----------
TOTAL CONSUMER CYCLICALS......................................       7,655
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  CONSUMER STAPLES (12.4%)
     BEVERAGES (ALCOHOLIC) (2.1%)
    20,700  Anheuser Busch Cos., Inc..........................  $    1,358
       800  Coors (Adolph), Inc., Class B.....................          45
                                                                ----------
                                                                     1,403
                                                                ----------
     BEVERAGES (NON-ALCOHOLIC) (2.4%)
    15,500  Coca Cola Co......................................       1,037
    14,000  Coca Cola Enterprises, Inc........................         501
     2,100  PepsiCo, Inc......................................          86
                                                                ----------
                                                                     1,624
                                                                ----------
     BROADCASTING (TV, RADIO, CABLE) (0.0%)
       300  Comcast Corp., Class A............................          18
                                                                ----------
     DISTRIBUTORS (FOOD & HEALTH) (0.4%)
     2,200  Cardinal Health, Inc..............................         167
     3,700  SUPERVALU, Inc....................................         104
                                                                ----------
                                                                       271
                                                                ----------
     ENTERTAINMENT (0.3%)
 (a) 2,200  King World Productions, Inc.......................          65
       400  The Walt Disney Co................................          12
     1,600  Viacom, Inc., Class B.............................         118
                                                                ----------
                                                                       195
                                                                ----------
     FOODS (1.3%)
       100  Bestfoods.........................................           5
     4,200  Campbell Soup Co..................................         231
     7,500  Ralston-Ralston Purina Group......................         243
    15,600  Sara Lee Corp.....................................         440
                                                                ----------
                                                                       919
                                                                ----------
     HOUSEHOLD PRODUCTS (NON-DURABLES) (0.5%)
     3,300  Kimberly-Clark Corp...............................         180
     1,600  Procter & Gamble Co...............................         146
                                                                ----------
                                                                       326
                                                                ----------
     RESTAURANTS (0.9%)
     7,700  McDonald's Corp...................................         590
                                                                ----------
     RETAIL (DRUG STORES) (1.1%)
     8,200  CVS Corp..........................................         451
     4,900  Walgreen Co.......................................         287
                                                                ----------
                                                                       738
                                                                ----------
     RETAIL (FOOD CHAINS) (0.9%)
       800  Albertson's, Inc..................................          51
 (a) 9,800  Kroger Co.........................................         593
                                                                ----------
                                                                       644
                                                                ----------
     SPECIALTY PRINTING (0.2%)
     3,200  Deluxe Corp.......................................         117
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  CONSUMER STAPLES (CONT.)
     TOBACCO (2.3%)
    26,000  Philip Morris Cos., Inc...........................  $    1,391
     5,100  UST, Inc..........................................         178
                                                                ----------
                                                                     1,569
                                                                ----------
TOTAL CONSUMER STAPLES........................................       8,414
                                                                ----------
  ENERGY (4.2%)
     OIL & GAS (DRILLING) (2.0%)
    24,400  Baker Hughes, Inc.................................         432
    10,500  Halliburton Co....................................         311
     4,800  Helmerich & Payne, Inc............................          93
 (a)15,000  Rowan Cos., Inc...................................         150
     7,700  Schlumberger Ltd..................................         355
                                                                ----------
                                                                     1,341
                                                                ----------
     OIL & GAS (EXPLORATION & DRILLING) (0.3%)
     5,000  Apache Corp.......................................         127
     2,900  Kerr McGee Corp...................................         111
                                                                ----------
                                                                       238
                                                                ----------
     OIL & GAS (REFINING & MARKETING) (0.4%)
     3,400  Ashland, Inc......................................         164
     3,700  Sunoco, Inc.......................................         133
                                                                ----------
                                                                       297
                                                                ----------
     OIL (DOMESTIC INTEGRATED) (0.3%)
     5,700  USX-Marathon Group................................         172
                                                                ----------
     OIL (INTERNATIONAL INTEGRATED) (1.2%)
     5,900  Amoco Corp........................................         356
     3,600  Chevron Corp......................................         299
       100  Mobil Corp........................................           9
     3,300  Royal Dutch Petroleum Co..........................         158
                                                                ----------
                                                                       822
                                                                ----------
  TOTAL ENERGY................................................       2,870
                                                                ----------
  FINANCIAL (14.6%)
     BANKS (MAJOR REGIONAL) (5.4%)
    25,600  Bank of New York Co., Inc.........................       1,030
     2,000  BankBoston Corp...................................          78
     6,800  BB&T Financial Corp...............................         274
     8,100  Comerica, Inc.....................................         552
    12,500  Fleet Financial Group, Inc........................         559
    11,000  KeyCorp...........................................         352
     1,700  Mellon Bank Corp..................................         117
     9,600  SunTrust Banks, Inc...............................         734
                                                                ----------
                                                                     3,696
                                                                ----------
     BANKS (MONEY CENTER) (1.0%)
    11,400  First Union Corp..................................         693
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     CONSUMER FINANCE (1.5%)
     1,200  Associates First Capital Corp., Class A...........  $       51
    11,400  Countrywide Credit Industries, Inc................         572
     5,750  Providian Financial Corp..........................         431
                                                                ----------
                                                                     1,054
                                                                ----------
     FINANCIAL (DIVERSIFIED) (3.0%)
     1,100  American Express Co...............................         112
     5,900  Citigroup, Inc....................................         292
    11,900  Federal Home Loan Mortgage Corp...................         767
     6,600  Federal National Mortgage Assoc...................         488
     4,700  SunAmerica, Inc...................................         381
                                                                ----------
                                                                     2,040
                                                                ----------
     INSURANCE (BROKERS) (0.1%)
     1,400  Marsh & McLennan Cos..............................          82
                                                                ----------
     INSURANCE (LIFE & HEALTH) (0.7%)
    10,600  Conseco, Inc......................................         324
     3,000  Provident Cos., Inc...............................         125
                                                                ----------
                                                                       449
                                                                ----------
     INSURANCE (MULTI-LINE) (0.6%)
     3,600  American International Group, Inc.................         348
       600  CIGNA Corp........................................          46
                                                                ----------
                                                                       394
                                                                ----------
     INSURANCE (PROPERTY-CASUALTY) (1.0%)
    12,400  Allstate Corp.....................................         479
     1,200  Progressive Corp..................................         203
                                                                ----------
                                                                       682
                                                                ----------
     INVESTMENT BANKING & BROKERAGE (1.1%)
     9,300  Bear Stearns Cos., Inc............................         348
     8,700  Lehman Brothers Holdings, Inc.....................         383
                                                                ----------
                                                                       731
                                                                ----------
     SAVINGS & LOANS (0.2%)
     1,600  Golden West Financial Corp........................         147
                                                                ----------
  TOTAL FINANCIAL.............................................       9,968
                                                                ----------
  HEALTH CARE (12.3%)
     HEALTH CARE (DIVERSIFIED) (5.5%)
     1,400  Abbott Laboratories...............................          69
    16,200  American Home Products Corp.......................         912
     9,500  Bristol-Myers Squibb Co...........................       1,271
     5,700  Johnson & Johnson.................................         478
     6,400  Mallinckrodt, Inc.................................         197
    10,800  Warner Lambert Co.................................         812
                                                                ----------
                                                                     3,739
                                                                ----------
     HEALTH CARE (DRUGS-GENERIC & OTHERS) (0.4%)
 (a) 2,400  Amgen, Inc........................................         251
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  HEALTH CARE (CONT.)
     HEALTH CARE (DRUGS - MAJOR PHARMS) (3.2%)
    20,200  Eli Lilly & Co....................................  $    1,795
     2,200  Merck & Co., Inc..................................         325
     1,900  Schering-Plough Corp..............................         105
                                                                ----------
                                                                     2,225
                                                                ----------
     HEALTH CARE (HOSPITAL MANAGEMENT) (0.1%)
 (a) 2,700  Tenet Healthcare Corp.............................          71
                                                                ----------
     HEALTH CARE (LONG-TERM CARE) (0.6%)
 (a)25,700  HEALTHSOUTH Corp..................................         397
                                                                ----------
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (2.4%)
     3,400  Bausch & Lomb, Inc................................         204
     7,900  Becton Dickinson & Co.............................         337
     1,500  Guidant Corp......................................         165
    12,400  Medtronic, Inc....................................         921
                                                                ----------
                                                                     1,627
                                                                ----------
     HEALTH CARE (SPECIALIZED SERVICES) (0.1%)
   (a) 900  Alza Corp., Class A...............................          47
                                                                ----------
TOTAL HEALTH CARE.............................................       8,357
                                                                ----------
  TECHNOLOGY (16.9%)
     COMMUNICATION EQUIPMENT (2.4%)
 (a) 3,500  Andrew Corp.......................................          58
     3,900  Harris Corp.......................................         143
     7,400  Lucent Technologies, Inc..........................         814
    13,100  Northern Telecom Ltd..............................         657
                                                                ----------
                                                                     1,672
                                                                ----------
     COMPUTERS (HARDWARE) (3.3%)
 (a) 6,800  Dell Computer Corp................................         498
     7,500  International Business Machines Corp..............       1,386
 (a) 4,100  Sun Microsystems, Inc.............................         351
                                                                ----------
                                                                     2,235
                                                                ----------
     COMPUTERS (NETWORKING) (0.9%)
 (a) 6,500  Cisco Systems, Inc................................         603
                                                                ----------
     COMPUTERS (PERIPHERALS) (0.5%)
 (a) 4,300  EMC Corp..........................................         366
                                                                ----------
     COMPUTERS (SOFTWARE & SERVICES) (6.5%)
 (a) 2,600  BMC Software, Inc.................................         116
     7,500  Computer Associates International, Inc............         320
     1,700  HBO & Co..........................................          49
 (a)23,900  Microsoft Corp....................................       3,315
 (a)14,000  Oracle Corp.......................................         604
                                                                ----------
                                                                     4,404
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     ELECTRONICS (SEMICONDUCTORS) (3.3%)
    18,100  Intel Corp........................................  $    2,146
       900  Texas Instruments, Inc............................          77
                                                                ----------
                                                                     2,223
                                                                ----------
  TOTAL TECHNOLOGY............................................      11,503
                                                                ----------
  TRANSPORTATION (0.8%)
     AIR FREIGHT (0.0%)
   (a) 400  FDX Corp..........................................          36
                                                                ----------
     AIRLINES (0.4%)
   (a) 700  AMR Corp..........................................          42
     5,000  Delta Air Lines, Inc..............................         260
                                                                ----------
                                                                       302
                                                                ----------
     RAILROADS (0.1%)
     1,100  Burlington Northern Santa Fe Corp.................          37
                                                                ----------
     TRUCKERS (0.3%)
     7,700  Ryder System, Inc.................................         200
                                                                ----------
  TOTAL TRANSPORTATION........................................         575
                                                                ----------
  UTILITIES (3.7%)
     ELECTRIC COMPANIES (2.7%)
       700  Duke Energy Corp..................................          45
    10,400  Edison International..............................         290
     8,300  FPL Group, Inc....................................         511
     5,700  GPU, Inc..........................................         252
     3,500  Houston Industries, Inc...........................         112
    11,300  PECO Energy Co....................................         470
       900  Southern Co.......................................          26
     2,300  Texas Utilities Co................................         107
       600  Unicom Corp.......................................          23
                                                                ----------
                                                                     1,836
                                                                ----------
     NATURAL GAS (0.5%)
     6,700  Coastal Corp......................................         234
     1,300  Columbia Energy Group.............................          75
     1,000  Eastern Enterprises...............................          44
                                                                ----------
                                                                       353
                                                                ----------
     POWER PRODUCERS (INDEPENDENT) (0.5%)
  (a)6,800  AES Corp..........................................         322
                                                                ----------
  TOTAL UTILITIES.............................................       2,511
                                                                ----------
TOTAL COMMON STOCKS (Cost $58,996)............................      67,637
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.2%)
  REPURCHASE AGREEMENT (1.2%)
$      826  Chase Securities, Inc. 4.45%, dated 12/31/98, due
              1/04/99, to be repurchased at $826,
              collateralized by U.S. Treasury Bonds, 11.25%,
              due 2/15/15, valued at $848
              (Cost $826).....................................  $      826
                                                                ----------
TOTAL INVESTMENTS (100.6%) (Cost $59,822).....................      68,463
                                                                ----------

OTHER ASSETS (0.1%)
  Cash................................................  $        1
  Dividends Receivable................................          73
  Receivable for Portfolio Shares Sold................          15
  Other...............................................           1          90
                                                        ----------
LIABILITIES ( - 0.7%)
  Payable for Portfolio Shares Redeemed...............        (369)
  Investment Advisory Fees Payable....................         (46)
  Custodian Fees Payable..............................          (5)
  Administrative Fees Payable.........................          (8)
  Director's Fees and Expense Payable.................          (1)
  Distribution Fees Payable...........................          (1)
  Other Liabilities...................................         (52)       (482)
                                                        ----------  ----------
NET ASSETS (100%).................................................  $   68,071
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
Paid in Capital.................................................  $   60,651
Undistributed Net Investment Income.............................          74
Accumulated Net Realized Loss...................................      (1,295)
Unrealized Appreciation on Investments..........................       8,641
                                                                  ----------
NET ASSETS......................................................  $   68,071
                                                                  ----------
                                                                  ----------

                                                                      AMOUNT
                                                                      (000)
------------------------------------------------------------------------------

CLASS A:
----------------------------------------------------------------
NET ASSETS......................................................     $66,640
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,361,439 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................      $12.43
                                                                  ----------
                                                                  ----------
CLASS B:
----------------------------------------------------------------
NET ASSETS......................................................      $1,431
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 115,171 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................      $12.42
                                                                  ----------
                                                                  ----------

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified           10.7%
Healthcare             1.3%
Lodging/Resorts        4.0%
Office/Industrial     27.3%
Residential           28.2%
Retail                17.9%
Self Storage           5.8%
Specialty Hotel        0.1%
Other                  4.7%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    U.S. Real Estate Portfolio
                                                       Class A    NAREIT Equity Index(1)
2/24/95*                                              $500,000                  $500,000
12/31/95                                              $605,350                  $572,300
12/31/96                                              $844,826                  $780,617
12/31/97                                            $1,078,167                  $939,004
12/31/98                                              $945,660                  $774,678
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF
REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
-----------------------------------------------

                                         TOTAL RETURNS(2)
                                   -----------------------------
                                                AVERAGE ANNUAL
                                    ONE YEAR    SINCE INCEPTION
                                   ----------  -----------------
PORTFOLIO -- CLASS A.............    - 12.29%         17.99%
PORTFOLIO -- CLASS B.............    - 12.52          15.45
INDEX -- CLASS A.................    - 17.50          11.93
INDEX -- CLASS B.................    - 17.50          10.33

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

For the year ended December 31, 1998, the Portfolio had a total return of
 - 12.29% for the Class A shares and - 12.52% for the Class B shares compared to a total return of - 17.50% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). From inception on February 24, 1995 through December 31, 1998, the average annual total return of the Class A shares was 17.99% compared to 11.93% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of the Class B shares was 15.45% compared to 10.33% for the Index.

Following the worst quarter for real estate securities in almost a decade, the fourth quarter of 1998 was tame in comparison as the Index posted a loss of 2.5%. However, real estate investors had difficulty enjoying this calm given the dramatic gains in the broad equity markets in the quarter and the resulting relative underperformance. The Index declined 17.5% for the year, which marks the worst year for real estate securities in recent history (exceeding the loss of 13.4% posted in 1990). In comparison, the Russell 2000 Index of small capitalization stocks ended the year down 2.5% and the S&P 500 achieved new highs gaining over 20% for an unprecedented fourth consecutive year. As a result of this quarter's performance, we remain in a valuation cycle in which it is cheaper for investors to buy real estate assets on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of assets).

The fourth quarter featured three phases. REITs fell over 10% to start the quarter, achieving their lowest level for the year on October 8th. REITs proceeded to

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
recover from these lows and continued to rally following the Fed's surprise interest rate cut on October 15th. However, this rally faded before month-end and drove the Index up by less than 7.5%. In the third and longest phase of the quarter, the REIT market made several attempts at gaining territory but retreated each time. Causes for the retreat included broad equity market declines as well as a constant stream of highly-publicized, negative news from the most prominent REITs.

We have previously discussed our perspective that, over the medium and long term, the largest determinant of the value of the shares of real estate stocks will be underlying real estate fundamentals. We measure REITs based on their Price to Net Asset Value ratio ("P/NAV"). Last quarter was the first in which P/NAV had fallen below 100% since early 1995. At the annual NAREIT meeting held in Boston in mid-October, the mood reflected the tone of an industry prepared to remain in this new environment for some period of time. There are a number of features that investors can expect during this period, which we have outlined below.

Although there was a modest level of equity issuance late in the quarter, it was in the form of small retail-oriented equity offerings by a select group of the more favored REITs (e.g.; Kimco, Post Properties, Duke Realty and JDN Realty). The industry continues to be closed for large institutionally oriented equity offerings and most companies have come to realize that they may not be able to return to the equity markets for a lengthy period of time. As a result, they are focusing on alternative methods to raise capital. This includes the concept of selling certain non-core assets (clearly a difficult strategy given the current investment environment) as well as forming joint ventures. The typical joint venture model involves teaming with a pension fund to acquire or develop assets, utilizing property level financing. This is a popular idea, although many companies admit to being in a preliminary stage on the concept. Significant joint ventures were announced by Burnham Pacific (with CalPers) and First Industrial. In addition, given the difficult market for financing of real estate, companies are focused on refinancing debt that will come due in the near term and on extending credit lines with existing lending relationships.

By the end of the third quarter, many companies had received Board approval and some had implemented share repurchase programs as their share prices were rapidly declining. We applauded this activity as it reflects the idea that the company's best "external growth" alternative is buying its stock in the open market (since it provides a better return than development or acquisitions at the current share price). We have noticed a decline in this activity as companies have realized that their shares may not recover quickly and they feel a need to treat their remaining capital availability with great care. Those that have capital availability have taken a selective attitude and have increased targeted investment returns as a result of treating this capital as a scarce resource. Many companies have determined that they cannot acquire assets due to their capital constraints or the relative attractiveness versus their current share price. Assuming this environment will persist, a number of companies have initiated layoffs in their acquisitions departments, including Taubman Centers and Federal Realty. Each company will focus exclusively on their development pipeline. We believe that these announcements also reflect a strategic direction for REITs to focus on "value added" external growth. This is in contrast to the theme in 1997, which reflected more of a growth and expansion mentality for many REITs, a theme predicated on the availability of equity.

The merger and acquisition market also heated-up in the fourth quarter as a result of the new environment. In two similar transactions, the largest public company in a sector merged with a smaller rival. First, after rebuffing earlier overtures, Storage Trust agreed to merge with Public Storage, the largest owner of self-storage facilities in a stock for stock merger. Then, Meridian Industrial Trust agreed to merge with Prologis Trust, the largest owner of industrial buildings in a stock for stock merger. In each case, the acquiring company does not intend to retain the management of the smaller company. As a result, the deals can be viewed as purchases of real estate portfolios as opposed to companies. Not surprisingly, the prices paid are approximately the Net Asset Values of the target companies. One may assume that the Board of each of the target companies believed that they could no longer compete for capital in a more difficult environment and were better off selling at this point in order to maximize proceeds for the shareholders. We applaud the decision of the companies and their Boards to sell.

In addition, there are public companies willing to put themselves up for sale but having difficulty concluding

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
transactions. These stories have been prevalent in the private markets as purchasers are walking away from transactions in the anticipation of acquiring assets at better prices. In one example, Bedford Realty announced that its expected sale of a large portion of its assets (predominantly office properties in California) was not going to proceed as the acquirer informed the company it was not able to arrange financing to conclude the transaction. In addition, Tower Realty announced that the joint venture formed by Crescent and Reckson was pulling from the transaction to purchase the New York based office company. Later in the quarter, Reckson did agree to purchase Tower for a lower price. Crescent elected not to participate in the new company but did make an investment in Reckson in order to honor their previous commitment.

Given the deterioration in share prices, there was tremendous debate as to whether the industry was about to see a wave of leveraged buyouts ("LBO's"). We agree with the general consensus that the sector is not likely to see LBO's at this time since the stocks are not discounted to a level that merits an LBO, combined with a difficult financing environment. However, the quarter did feature the offer by The Irvine Company ("TIC", a private company) to purchase and take private Irvine Apartment Communities ("IAC"), a public apartment REIT originally sponsored by TIC, for a 20% premium to the prevailing share price. We consider this situation to be unique given the approximate 70% stake that TIC holds in IAC as well as certain unique legal advantages granted to TIC at the initial public offering of IAC. An interesting highlight of the premium bid for IAC is that many of the sell-side analysts had IAC rated as a "market performer" since it already traded at the highest FFO multiple of all of the multifamily REITs. However, based on our NAV model, we thought that the stock was trading at a significant discount to NAV, and, as a result, held it as one of our larger positions.

After monitoring third quarter earnings reported for the REITs, it is our observation that the property market continues to perform well and the internal growth is coming in better than expected. This has served to offset the slower pace of earnings growth arising from external growth. As a result, most companies are meeting analysts expectations. However, analysts may have to take down earnings estimates for 1999 due to the potential slowing of internal growth and the continued decline in external sources. Even with reduced estimates, earnings growth for 1999 is estimated at 10%.

Perhaps the most troubling aspect of the fourth quarter for the overall REIT market was the constant stream of highly-publicized, negative news from the most prominent REITs. The media spotlighted two large REITs that announced restructurings following unsuccessful growth plans. Patriot American announced the sale of non-strategic hotel assets, the hiring of financial advisors to explore all strategic alternatives and, by quarter end, the placement of convertible preferred stock. The stock has fallen from a 52-week high of $32 to a current $7 trading range. Patriot also decided to suspend their dividend payment for the quarter. Meditrust announced a restructuring of the company that included selling non-core assets and splitting the company into two separate companies. This stock has fallen from a high of $38 to a $15 trading range. Meditrust elected to reduce their dividend payment. The quarter also featured a negative pre-release of earnings expectations for both the fourth quarter and 1999 from Starwood. This stock has declined from a high of $58 to a $25 trading range. Another high-flying real estate stock badly damaged in the fourth quarter was Security Capital Group, which declined to $13 after achieving a high of $32. Although this company is not structured as a REIT, it is a large real estate company that was heavily marketed to pension funds and non-dedicated real estate investors. We believe that the overall message delivered by this group of companies served as a warning to the universe of non-dedicated investors in real estate securities. As we have discussed in the past, our style is value oriented and opportunistic. As a result, we took the opportunity of price declines in each of these stocks to add them to the Portfolio.

It has become apparent that the overall U.S. real estate market has become dependent for receiving its direction from the public debt market (known as "CMBS" or commercial mortgage backed securities) and equity markets. Just as the REIT equity market has slowed, the CMBS market has come to a virtual halt as credit spreads have widened, particularly for lower rated securities. Generally, transaction volumes have slowed as sellers are pulling properties from the market rather than selling at reduced prices. It is our expectation that when transactions begin again we will see prices decline by 10% or more. Consistent with

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
the credit markets, it appears that prices of the higher quality assets have fallen (or will fall) less than those of second tier properties.

Taking its cue from questions regarding the direction of the economy, it is now the demand side of the equation that has become the most debated in the real estate market. Although there is no current evidence of a slowdown in absorption, demand for real estate space will obviously be affected by GDP growth and business and consumer confidence. The difficulties in the capital markets, by comparison, create quite favorable news from the supply side of the equation. Developers will complete existing developments but will not be able to arrange financing for new developments. As a result, the net effect appears to be one where if the current market environment persists, when the supply pipeline is complete and as long as absorption is positive, we will continue to have favorable real estate fundamentals.

The multifamily market has faced modest changes. Transaction volume has slowed but remains active at modestly lower prices. Recent reports of strong levels of new apartment construction can be attributed to large supply in three specific markets: Manhattan, Houston and Seattle. It is interesting to note that each of these markets face potential demand problems due to issues in the financial, oil-related and aircraft industries.

Despite a drop in consumer confidence for much of the second half of the year, retail sales have not slowed materially. The pace of construction has also not slowed as retailers continue to demand new stores. Once again, the focus in retailing was upon the Christmas season. Although the sales growth of 5.2% was above the consensus estimates for the season, there remain questions about the profitability of those sales.

The surging supply of new office space appears to be grinding to a halt after existing projects are completed. In addition, the office market has shown signs of easing rental growth. With the exception of the hotel sector, this market has suffered the largest deterioration in property prices. As opposed to previous years when portfolios were able to command premium pricing, portfolio transactions must be offered at a discount given the dramatic decline in large buyers, largely due to financing constraints.

The hotel market has been the most affected by current recession fears. It is extremely difficult to find buyers for hotel assets and for those assets that have sold, prices have declined dramatically -- by as much as 20%. Fears in the hotel market have eased to some degree along with the general consensus for a brighter economic outlook in 1999.

We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Given the expected deterioration in capital values and the potential slowdown in the demand for real estate, we have shifted the Portfolio to be modestly more defensive. From a top-down perspective, we have increased our overweighting to the less volatile sectors such as residential housing (both apartments and manufactured home communities) and maintained an underweighting to the more volatile sectors such as hotels (which feature daily re-pricing of rents). In addition, we favored a more opportunistic approach to investing in the fourth quarter following a relatively dramatic defensive shift in the third quarter. As discussed above, this was evidenced in the purchase of a number of large cap companies that fell into disfavor with investors as a result of negative announcements. In addition, once again we took advantage of a weak market and price declines to add a number of the most talented companies in the REIT universe to the Portfolio, including Simon Property Group and Apartment and Investment Management.

Theodore R. Bigman
PORTFOLIO MANAGER

Douglas A. Funke
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------

COMMON STOCKS (94.1%)
  DIVERSIFIED (10.7%)
       313,000    Crescent Real Estate Equities, Inc. REIT.........  $   7,199
       426,800    Pacific Gulf Properties, Inc. REIT...............      8,563
       236,100    Pennsylvania REIT................................      4,589
        66,200    Vornado Realty Trust REIT........................      2,234
    (a)654,898    Wellsford Real Properties, Inc...................      6,754
                                                                     ---------
                                                                        29,339
                                                                     ---------
  HEALTH CARE (1.3%)
       223,200    Meditrust Corp. REIT.............................      3,376
           700    Omega Healthcare Investors, Inc. REIT............         21
                                                                     ---------
                                                                         3,397
                                                                     ---------
  LODGING/RESORTS (4.0%)
    (a)108,300    Candlewood Hotel Company, Inc....................        569
       121,700    Host Marriott Corp...............................      1,681
    (a)108,300    John Q Hammons Hotels, Inc., Class A.............        399
       420,700    Patriot American Hospitality, Inc. REIT..........      2,524
       253,937    Starwood Lodging Trust REIT......................      5,761
                                                                     ---------
                                                                        10,934
                                                                     ---------
  OFFICE INDUSTRIAL (25.9%)
     INDUSTRIAL (4.3%)
        58,300    Meridian Industrial Trust, Inc. REIT.............      1,370
       193,000    ProLogis Trust REIT..............................      4,005
       412,400    Prime Group Realty Trust REIT....................      6,238
                                                                     ---------
                                                                        11,613
                                                                     ---------
     OFFICE/ INDUSTRIAL MIXED (0.8%)
        84,500    Bedford Property Investors, Inc. REIT............      1,426
        25,000    Spieker Properties, Inc. REIT....................        866
                                                                     ---------
                                                                         2,292
                                                                     ---------
     OFFICE (20.8%)
       526,500    Arden Realty, Inc. REIT..........................     12,208
 (a,d )335,100    Beacon Capital Partners, Inc.....................      6,702
         1,700    Boston Properties, Inc. REIT.....................         52
       364,554    Brandywine Realty Trust REIT.....................      6,516
       747,500    Brookfield Properties Corp. (Canada).............      9,146
       133,400    CarrAmerica Realty Corp. REIT....................      3,202
         2,500    Cornerstone Properties, Inc......................         39
       332,827    Equity Office Properties Trust REIT..............      7,988
       592,200    Great Lakes, Inc. REIT...........................      9,290
        42,200    Mack-Cali Realty Corp. REIT......................      1,303
        12,000    SL Green Realty Corp. REIT.......................        260
                                                                     ---------
                                                                        56,706
                                                                     ---------
  TOTAL OFFICE/INDUSTRIAL..........................................     70,611
                                                                     ---------
  OTHER (1.1%)
    (a)580,384    Atlantic Gulf Communities Corp...................        435
     (a)22,530    Merry Land Properties, Inc.......................         82
    (a)192,100    Security Capital Group, Inc., Class B............      2,605
                                                                     ---------
                                                                         3,122
                                                                     ---------


                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------
  RESIDENTIAL (28.2%)
     RESIDENTIAL APARTMENTS (20.6%)
        36,300    Amli Residential Properties Trust REIT...........  $     808
       158,000    Apartment Investment & Management Co. REIT.......      5,875
       318,610    Archstone Communities Trust REIT.................      6,452
       335,600    Avalon Bay Communities, Inc., REIT...............     11,494
       182,718    Equity Residential Properties Trust REIT.........      7,389
       296,700    Essex Property Trust, Inc. REIT..................      8,827
       224,700    Irvine Apartment Communities, Inc. REIT..........      7,162
       204,700    Smith (Charles E.) Residential Realty, Inc.
                    REIT...........................................      6,576
       102,500    Summit Properties, Inc...........................      1,768
                                                                     ---------
                                                                        56,351
                                                                     ---------
     RESIDENTIAL MANUFACTURED HOMES (7.6%)
       565,452    Chateau Communities, Inc. REIT...................     16,575
        67,000    Manufactured Home Communities, Inc. REIT.........      1,679
        72,300    Sun Communities, Inc. REIT.......................      2,517
                                                                     ---------
                                                                        20,771
                                                                     ---------
  TOTAL RESIDENTIAL................................................     77,122
                                                                     ---------
  RETAIL (17.0%)
     RETAIL REGIONAL MALLS (8.3%)
     (a)37,100    Acadia Realty Trust REIT.........................        195
         7,400    Philips International Realty Corp. REIT..........        114
       190,000    Simon Property Group, Inc. REIT..................      5,415
       890,400    Taubman Centers, Inc. REIT.......................     12,243
       145,800    Urban Shopping Centers, Inc. REIT................      4,775
                                                                     ---------
                                                                        22,742
                                                                     ---------
     RETAIL STRIP CENTERS (8.7%)
       823,500    Burnham Pacific Property Trust REIT..............      9,933
       376,700    Federal Realty Investment Trust REIT.............      8,900
        29,400    First Washington Realty Trust, Inc. REIT.........        696
       176,700    Pan Pacific Retail Properties, Inc. REIT.........      3,523
         2,300    Ramco-Gershenson Properties Trust REIT...........         33
        26,300    Regency Realty Corp. REIT........................        585
                                                                     ---------
                                                                        23,670
                                                                     ---------
  TOTAL RETAIL.....................................................     46,412
                                                                     ---------
  SELF STORAGE (5.8%)
       245,910    PS Business Parks, Inc. REIT.....................      5,871
       178,600    Public Storage, Inc. REIT........................      4,833
       114,100    Shurgard Storage Centers, Inc., Series A REIT....      2,945
        96,500    Storage Trust Realty REIT........................      2,256
                                                                     ---------
                                                                        15,905
                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------
  SPECIALTY HOTEL (0.1%)
     (a)12,070    Crestline Capital Corp...........................  $     177
                                                                     ---------
TOTAL COMMON STOCKS (Cost $256,517)................................    257,019
                                                                     ---------
PREFERRED STOCK (0.9%)
  RETAIL (0.9%)
     STRIP CENTERS (0.9%)
        80,400    First Washington Realty Trust, Inc., Series A
                    REIT (Cost $2,251).............................      2,387
                                                                     ---------
CONVERTIBLE PREFERRED STOCKS (0.3%)
  OTHER (0.3%)
    (a)107,021    Atlantic Gulf Communities Corp...................        548
     (a)75,765    Altantic Gulf Communities Corp., Series B........        388
                                                                     ---------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,079)...................        936
                                                                     ---------

    NO. OF
   WARRANTS
--------------

WARRANTS (0.6%)
  OFFICE/INDUSTRIAL (0.5%)
     INDUSTRIAL (0.5%)
    (a)184,843    Meridian Industrial Trust, Inc. REIT, expiring
                    2/23/99........................................      1,363
                                                                     ---------
  OTHER (0.1%)
    (a)112,509    Atlantic Gulf Communities Corp., Class A,
                    expiring 6/23/04...............................         42
    (a)112,509    Atlantic Gulf Communities Corp., Class B,
                    expiring 6/23/04...............................         42
    (a)112,509    Atlantic Gulf Communities Corp., Class C,
                    expiring 6/23/04...............................         42
                                                                     ---------
                                                                           126
                                                                     ---------
TOTAL WARRANTS (Cost $300).........................................      1,489
                                                                     ---------

     FACE
    AMOUNT
    (000)
--------------

CORPORATE BOND (0.9%)
  OFFICE/INDUSTRIAL (0.9%)
     OFFICE (0.9%)
$        2,934    Brookfield Properties Corp. (Canada),
                    6.00%, 2/14/07 (Cost $2,267)...................      2,521
                                                                     ---------
SHORT-TERM INVESTMENT (2.1%)
  REPURCHASE AGREEMENT (2.1%)
         5,628    Chase Securities, Inc. 4.45%, dated 12/31/98, due
                    1/04/99, to be repurchased at $5,631,
                    collateralized by U.S. Treasury Bonds, 11.25%,
                    due 2/15/15, valued at $5,742 (Cost $5,628)....      5,628
                                                                     ---------

                                                                      VALUE
                                                                      (000)
------------------------------------------------------------------------------

TOTAL INVESTMENTS (98.9%) (Cost $271,042).........................  $  269,980
                                                                    ----------
OTHER ASSETS (1.5%)
  Dividends Receivable................................  $    2,286
  Receivable for Investments Sold.....................       1,036
  Receivable for Portfolio Shares Sold................         931
  Interest Receivable.................................           6
  Other...............................................           8       4,267
                                                        ----------
LIABILITIES (  - 0.4%)
  Investment Advisory Fees Payable....................        (485)
  Payable for Investments Purchased...................        (304)
  Bank Overdraft Payable..............................        (124)
  Payable for Portfolio Shares Redeemed...............         (79)
  Administrative Fees Payable.........................         (33)
  Directors' Fees and Expenses Payable................         (13)
  Distribution Fees Payable...........................          (9)
  Custodian Fees Payable..............................          (8)
  Other Liabilities...................................         (80)     (1,135)
                                                        ----------  ----------
NET ASSETS (100%).................................................  $  273,112
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
Paid in Capital...................................................  $  277,389
Undistributed Net Investment Income...............................       2,174
Accumulated Net Realized Loss.....................................      (5,389)
Unrealized Depreciation on Investments............................      (1,062)
                                                                    ----------
NET ASSETS........................................................  $  273,112
                                                                    ----------
                                                                    ----------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $  259,589
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 20,423,161 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................      $12.71
                                                                    ----------
                                                                    ----------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................     $13,523
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,067,258 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................      $12.67
                                                                    ----------
                                                                    ----------

------------------------------------------------------------

(a)   --  Non-income producing security
(d) -- Security is valued at fair value -- see note A-1 to financial statements.
REIT  --  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

                                      111
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               4.3%
Capital Goods                14.5%
Communication Services       13.9%
Consumer Cyclicals           14.4%
Consumer Staples              1.8%
Energy                        4.9%
Financial                    30.9%
Health Care                   2.6%
Technology                    4.5%
Transportation                2.0%
Utilities                     3.5%
Other                         2.7%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               VALUE EQUITY PORTFOLIO-CLASS
                                            A                S&P 500 INDEX(1)
1/31/90*                                           $500,000           $500,000
10/31/91                                           $557,460           $633,500
10/31/92                                           $604,880           $695,700
12/31/92                                           $638,765           $728,150
12/31/93                                           $735,485           $801,400
12/31/94                                           $726,000           $811,900
12/31/95                                           $970,589         $1,116,687
12/31/96                                         $1,162,086         $1,373,078
12/31/97                                         $1,501,415         $1,831,137
12/31/98                                         $1,633,390         $2,354,293
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE INDATA EQUITY-MEDIAN INDEX(1)
-----------------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                             ONE       AVERAGE ANNUAL     AVERAGE ANNUAL
                             YEAR        FIVE YEARS       SINCE INCEPTION
                          ----------  -----------------  -----------------
PORTFOLIO -- CLASS A....       8.79%         17.30%             14.19%
PORTFOLIO -- CLASS B....       8.59            N/A              18.35
S&P 500 INDEX -- CLASS
A.......................      28.57          24.06              19.01
INDATA EQUITY-MEDIAN
INDEX -- CLASS A........      19.65          19.99              16.93
S&P 500 INDEX -- CLASS
B.......................      28.57            N/A              27.95
INDATA EQUITY-MEDIAN
INDEX -- CLASS B........      19.65            N/A              23.29

1. The S&P 500 and the Indata Equity-Median Index are unmanaged indices of common stocks. The Indata Equity-Median Index includes an average asset allocation of 7.6% cash and 92.4% equity based on $513.9 billion in assets among 1,270 portfolios for the period ended December 31, 1998.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities should outperform the market over the long-term, and would be expected to preserve principal in a difficult market environment. Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

For the year ended December 31, 1998, the Portfolio had a total return of 8.79% for the Class A shares and 8.59% for the Class B shares compared to a total return of 28.57% for the S&P 500 Index and 19.65% for the Indata Equity-Median Index. For the five-year period ended December 31, 1998, the average annual total return of Class A shares was 17.30% compared to 24.06% for the S&P 500 Index and 19.99% for the Indata Equity-Median Index. From inception on January 31, 1990 through December 31, 1998, the average annual total return of Class A shares was 14.19% compared to 19.01% for the S&P 500 Index and 16.93% for the Indata Equity-Median Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 18.35% compared to 27.95% for the S&P 500 Index and 23.29% for the Indata Equity-Median Index

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500.

1998 CAP WEIGHTED
----------------

                            PRICE-EARNINGS  PRICE-TO-BOOK
                            --------------  ------------
Portfolio.................       13x            3.1x
S&P 500...................       27x            5.7x

For the three months ended December 31, 1998, the Portfolio had a total return of 18.45% for the Class A shares and 18.58% for the Class B shares compared to 21.29% for the S&P 500 Index and 20.22% for the Indata Equity-Median Index.

For the year, the best performing stocks in the Portfolio were Texas Instruments, up 91%, Gulfstream Aerospace, up 82%, Sprint, up 64%, TJX Companies,

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
Value Equity Portfolio

                                      112
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)
up 61%, Bausch & Lomb, up 54%, United Technologies, up 52%, US West, up 49%, and American General, up 48%. The worst performing stocks were Case, down 64%, Northrop Grumman, down 35%, Continental Airlines, down 31%, Bankers Trust, down 21%, Harris Corp., down 18%, and Bank Boston, down 15%.

Overall, the underperformance was due to maintaining our bet against the highly-valued mega-cap stocks and an overweight on financial and cyclical stocks. It was an extremely difficult year where no act of prudence, caution, or value investing went unpunished by the market.

The story for the year, and fourth quarter, was the stunning performance of the largest stocks: this was true for the S&P 500, the Value indices, and the Growth Indices. For the year, 5 stocks (Microsoft, GE, Wal-Mart, Lucent, and Cisco) accounted for 25% of the S&P 500 returns and an amazing 15 stocks accounted for 50% of the S&P 500 returns. Microsoft alone accounted for 8% of the S&P 500 1998 return. In contrast, for the year, 205 stocks in the S&P 500 had negative returns; and the average return of these 205 stocks was -6%.

While expected 1998 earnings per share growth is zero-to-negative, lower interest rates and a wall of cash propelled the indexes to double-digit returns. The result is an S&P 500 price/earnings of 27 on expected 1998 earnings of 45 and a 26 price/earnings on expected earnings of 47. The top 10 stocks in the S&P 500 have an average 1998 price/earnings of 43.

The combination of continued expectations of double-digit earnings growth discounted at ever-lower interest rates has produced extraordinary index returns and extraordinary valuations. Yet by year-end, the negative earnings pre-announcements tracked by First Call were over 400, an all-time high. More and more companies have seen margins squeezed by high labor costs in the face of falling prices.

For the favored-few mega-cap stocks that have seen continued double digit profit growth, or a forecasted rebound, there is no limit to valuations: Cisco, a 92 price/earnings, Microsoft a 85 price/earnings, Pfizer a 62 price/earnings, Wal-Mart a 43 price/earnings, and Intel a 38 price/earnings. For the rest of the market, there is no downside limit when expectations are for a cyclical downturn in profits: Meritor Automotive, a 9 price/earnings, Continental Airlines, a 6 price/earnings, Cordant Technologies, a 10 price/earnings, and Allstate, a 12 price-earnings.

While the market has a 1999 price/earnings of 27, the Portfolio's 1999 price/earnings is 13. The expected S&P 500 earnings per share growth is 4% and the Portfolio's expected earnings per share growth is a similar 6%.

Our biggest positions are TJX Companies, United Technologies, AT&T, Chase Manhattan, and Allstate. These five stocks account for 20% of the Portfolio's net assets. All five are dominant firms in their industries, have strong management, have had and are expected to have positive earnings growth, are generating excess cash and are buying back shares. All five have below market multiples. The top 10 positions have similar characteristics and comprise 40% of the Portfolio's net assets. These top 10 comprise the core of the Portfolio.

During the year we continued to add to core positions where management continues to execute and valuations are attractive and at a discount to the market. United Technologies (UTX) is the world leader in elevators (Otis), air-conditioning (Carrier), and jet engines (Pratt). For 1998, UTX earnings will grow 19%, and while they continue to invest and make acquisitions, they are also buying back shares.

We added to TJX Companies (TJX) at 18 in the summer sell off. TJX is the leader in off-price retailers with the flagship TJ Maxx and Marshall's stores. This year, TJX will grow earnings over 40% and buy back shares; yet it, like UTX, is valued at 20 times expected 1999 earnings per share when the market is 27 times and the favored-few are 38 times expected 1999 earnings per share.

AT&T continues its restructuring under new CEO Mike Armstrong. This year it defined AT&T as the leading world-wide broadband communications company with the purchase of Teleport, the global joint venture with British Telecom, the purchase of IBM's global data network, and the announced acquisition of the cable group TCI. We added to our position after the announced merger by purchasing TCI at a discount to the implied AT&T purchase price. The combined companies are now 4% of the Portfolio's net assets.

Chase continues to be the premier bank for global syndicated lending and foreign exchange trading. This

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

                                      113
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)
year, even with significant losses in Asia and Russia, Chase will grow earnings and buy back shares. Allstate is the leading property and casualty insurance company. In an industry plagued by over capacity and limited top line growth, Allstate has used its scale and technical skills to produce distinctly below average loss ratios and generate steady earnings growth and cash flow that is used to grow the core business and buy back shares.

The balance of the Portfolio is comprised of value stocks with high earnings yields, above market dividend yields, or low price-to-asset values. The weightings range from 1% of the Portfolio to 2.5%. The Portfolio also holds a small number of contrarian stocks where one or a number of problems has produced extreme valuations. These positions range form 0.5% to 1% of the Portfolio.

Stephen C. Sexauer
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
Value Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (97.3%)
  BASIC MATERIALS (4.3%)
     CHEMICALS (SPECIALTY) (0.7%)
    19,900  Milennium Chemicals, Inc. ........................  $      395
                                                                ----------
     CONSTRUCTION (CEMENT & AGGREGATES) (1.2%)
    12,500  Southdown, Inc. ..................................         740
                                                                ----------
     METALS MINING (2.4%)
   102,000  USEC, Inc. .......................................       1,415
                                                                ----------
  TOTAL BASIC MATERIALS.......................................       2,550
                                                                ----------
  CAPITAL GOODS (14.5%)
     AEROSPACE/DEFENSE (6.0%)
    53,900  Cordant Technologies, Inc. .......................       2,021
    23,000  Gulfstream Aerospace Corp. .......................       1,225
     3,700  Northrop Grumman Corp. ...........................         271
                                                                ----------
                                                                     3,517
                                                                ----------
     ELECTRICAL EQUIPMENT (2.8%)
    24,000  Philips Electronics N.V. (NY Shares)..............       1,624
                                                                ----------
     MACHINERY (DIVERSIFIED) (1.8%)
    37,200  Case Corp. .......................................         811
     7,200  Deere & Co. ......................................         238
                                                                ----------
                                                                     1,049
                                                                ----------
     MANUFACTURING (DIVERSIFIED) (3.9%)
    21,100  United Technologies Corp. ........................       2,295
                                                                ----------
  TOTAL CAPITAL GOODS.........................................       8,485
                                                                ----------
  COMMUNICATION SERVICES (13.9%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.9%)
    21,800  Sprint PCS........................................         504
                                                                ----------
     TELECOMMUNICATIONS (LONG DISTANCE) (7.0%)
    26,200  AT&T Corp. .......................................       1,972
    25,500  Sprint Corp. .....................................       2,145
                                                                ----------
                                                                     4,117
                                                                ----------
     TELEPHONE (6.0%)
    36,800  Bell Atlantic Corp. ..............................       1,950
    23,900  U.S. WEST, Inc. ..................................       1,545
                                                                ----------
                                                                     3,495
                                                                ----------
  TOTAL COMMUNICATION SERVICES................................       8,116
                                                                ----------
  CONSUMER CYCLICALS (14.4%)
     AUTO PARTS & EQUIPMENT (3.3%)
    90,866  Meritor Automotive, Inc. .........................       1,925
                                                                ----------
     AUTOMOBILES (1.8%)
    14,600  General Motors Corp. .............................       1,045
                                                                ----------
     PUBLISHING (NEWSPAPERS) (0.5%)
    11,700  News Corp., Ltd. ADR .............................         289
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

     RETAIL (SPECIALTY) (4.2%)
    82,000  TJX Cos., Inc. ...................................  $    2,378
    23,900  Venator Group, Inc. ..............................         154
                                                                ----------
                                                                     2,532
                                                                ----------
     SERVICES (ADVERTISING/MARKETING) (1.1%)
    41,800  R.H. Donnelley Corp. .............................         609
                                                                ----------
     SERVICES (COMMERCIAL & CONSUMER) (3.5%)
    72,533  Nielsen Media Research, Inc. .....................       1,306
    28,900  Ogden Corp. ......................................         724
                                                                ----------
                                                                     2,030
                                                                ----------
  TOTAL CONSUMER CYCLICALS....................................       8,430
                                                                ----------
  CONSUMER STAPLES (1.8%)
     BROADCASTING (TV, RADIO, CABLE) (0.6%)
     6,500  Tele-Communications, Inc. ........................         360
                                                                ----------
     TOBACCO (1.2%)
    13,100  Philip Morris Cos., Inc. .........................         701
                                                                ----------
  TOTAL CONSUMER STAPLES......................................       1,061
                                                                ----------
  ENERGY (4.9%)
     OIL & GAS (REFINING & MARKETING) (0.4%)
     5,500  Ashland, Inc. ....................................         266
                                                                ----------
     OIL (DOMESTIC INTEGRATED) (3.4%)
    70,300  Conoco, Inc. .....................................       1,467
    17,500  USX-Marathon Group................................         527
                                                                ----------
                                                                     1,994
                                                                ----------
     OIL (INTERNATIONAL INTEGRATED) (1.1%)
     5,400  BP Amoco plc ADR..................................         513
     1,400  Mobil Corp. ......................................         122
                                                                ----------
                                                                       635
                                                                ----------
  TOTAL ENERGY................................................       2,895
                                                                ----------
  FINANCIAL (30.9%)
     BANKS (MAJOR REGIONAL) (11.4%)
    65,300  BankBoston Corp. .................................       2,543
    34,100  Fleet Financial Group, Inc........................       1,524
    20,000  Mellon Bank Corp. ................................       1,375
    22,900  PNC Bank Corp. ...................................       1,239
                                                                ----------
                                                                     6,681
                                                                ----------
     BANKS (MONEY CENTER) (4.8%)
     9,700  BankAmerica Corp. ................................         583
    32,500  Chase Manhattan Corp. ............................       2,212
                                                                ----------
                                                                     2,795
                                                                ----------
     FINANCIAL (DIVERSIFIED) (2.6%)
    20,000  American General Corp. ...........................       1,560
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  FINANCIAL (CONT.)

     INSURANCE (MULTI-LINE) (7.7%)
     3,200  American Bankers Insurance Group, Inc.............  $      155
    26,500  Lincoln National Corp. ...........................       2,168
    22,100  Loews Corp. ......................................       2,171
                                                                ----------
                                                                     4,494
                                                                ----------
     INSURANCE (PROPERTY-CASUALTY) (3.9%)
    58,900  Allstate Corp. ...................................       2,275
                                                                ----------
     INVESTMENT BANKING & BROKERAGE (0.5%)
     8,050  Bear Stearns Cos., Inc............................         301
                                                                ----------
  TOTAL FINANCIAL.............................................      18,106
                                                                ----------
  HEALTH CARE (2.6%)
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (2.6%)
    25,200  Bausch & Lomb, Inc................................       1,512
                                                                ----------
  TECHNOLOGY (4.5%)
     COMMUNICATION EQUIPMENT (1.1%)
    18,150  Harris Corp. .....................................         665
                                                                ----------
     ELECTRONICS (DEFENSE) (2.6%)
    23,600  Litton Industries, Inc............................       1,540
                                                                ----------
     ELECTRONICS (SEMICONDUCTORS) (0.8%)
     5,678  Texas Instruments, Inc............................         486
                                                                ----------
  TOTAL TECHNOLOGY............................................       2,691
                                                                ----------
  TRANSPORTATION (2.0%)
     AIRLINES (2.0%)
    34,400  Continental Airlines, Inc., Class B...............       1,152
                                                                ----------
  UTILITIES (3.5%)
     ELECTRIC COMPANIES (3.5%)
    48,300  NIPSCO Industries, Inc............................       1,470
    13,700  Pinnacle West Capital Corp. ......................         581
                                                                ----------
  TOTAL UTILITIES.............................................       2,051
                                                                ----------
TOTAL COMMON STOCKS (Cost $46,858)............................      57,049
                                                                ----------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.1%)
  REPURCHASE AGREEMENT (1.1%)
$      614  Chase Securities, Inc. 4.45%, dated 12/31/98, due
              1/04/99, to be repurchased at $614,
              collateralized by U.S. Treasury Bonds, 8.75%,
              due 5/15/17, valued at $631 (Cost $614).........  $      614
                                                                ----------


TOTAL INVESTMENTS (98.4%) (Cost $47,472).....................       57,663
                                                               -----------
OTHER ASSETS (3.9%)
  Receivable for Investments Sold................  $    1,376
  Receivable for Portfolio Shares Sold...........         834
  Dividends Receivable...........................          67
  Other..........................................          24        2,301
                                                   ----------
LIABILITIES ( - 2.3%)
  Payable for Investments Purchased..............      (1,240)
  Investment Advisory Fees Payable...............         (61)
  Payable for Portfolio Shares Redeemed..........         (20)
  Administrative Fees Payable....................         (10)
  Directors' Fees & Expenses Payable.............          (7)
  Custodian Fees Payable.........................          (5)
  Distribution Fees Payable......................          (1)
  Other Liabilities..............................         (32)      (1,376)
                                                   ----------  -----------
NET ASSETS (100%)............................................  $    58,588
                                                               -----------
                                                               -----------

NET ASSETS CONSIST OF:
Paid in Capital..............................................  $    47,006
Undistributed Net Investment Income..........................           15
Accumulated Net Realized Gain................................        1,376
Unrealized Appreciation on Investments.......................       10,191
                                                               -----------
NET ASSETS...................................................  $    58,588
                                                               -----------
                                                               -----------

CLASS A
-------------------------------------------------------------
NET ASSETS...................................................      $57,543
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,335,977 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)............................       $10.78
                                                               -----------
                                                               -----------
CLASS B
-------------------------------------------------------------
NET ASSETS...................................................       $1,045
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 97,099 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)............................       $10.76
                                                               -----------
                                                               -----------

------------------------------------------------------------

ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Value Equity Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina          22.6%
Brazil             13.8%
Bulgaria            5.2%
Colombia            4.8%
Ecuador             2.5%
India               0.7%
Jamaica             3.0%
Jordan              1.2%
Korea               5.2%
Mexico             20.4%
Panama              2.2%
Peru                2.4%
Phillipines         2.5%
Russia              2.1%
South Africa        2.7%
Turkey              3.4%
Venezuela           2.0%
Other               3.3%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               EMERGING MARKETS DEBT PORTFOLIO-CLASS    J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX
                                                 A                                           (1)
2/1/94*                                                      $500,000                                         $500,000
12/31/94                                                     $429,500                                         $406,550
12/31/95                                                     $550,748                                         $518,514
12/31/96                                                     $828,986                                         $694,653
12/31/97                                                     $978,950                                         $785,097
12/31/98                                                     $627,017                                         $672,436
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.
PERFORMANCE COMPARED TO J.P. MORGAN EMERGING
MARKETS BOND PLUS INDEX(1)
-------------------------------------------

                                             TOTAL RETURN(2)
                                     -------------------------------
                                                    AVERAGE ANNUAL
                                      ONE YEAR     SINCE INCEPTION
                                     -----------  ------------------
PORTFOLIO -- CLASS A...............     - 35.95%           4.75%
PORTFOLIO -- CLASS B...............     - 35.37            4.26
INDEX -- CLASS A...................     - 14.35            6.94
INDEX -- CLASS B...................     - 14.35           10.07

1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Mexico, Morocco, Russia, Nigeria, the Philippines, Poland and Venezuela.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

For the year ended December 31, 1998, the Portfolio had a total return of
 - 35.95% for the Class A shares and - 35.37% for the Class B shares compared to a total return of - 14.35% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). From inception on February 1, 1994 through December 31, 1998, the average annual total return of Class A shares was 4.75% compared to 6.94% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 4.26% compared to 10.07% for the Index. As of December 31, 1998, the Portfolio had an SEC 30-day yield of 18.70% for the Class A shares and 18.10% for the Class B shares.

Throughout the first two quarters of 1998, the Asian region remained in the spotlight and often dictated the tone for emerging markets. During the first quarter, emerging market debt recovered a large portion of the losses realized in October of 1997, however the market remained volatile during this period of spread compression, with general market spreads oscillating within a 100 basis point range. In January, a market sell-off was caused by a worsening of certain countries fiscal accounts due to historically low commodity prices as well as policy inaction in Indonesia. The successful rescheduling of Korea's short-term bank debt obligations late in the month reversed this. In February, dramatic swings in the current account positions of Thailand and Korea combined with proactive responses on the part of policy makers in Brazil, Mexico and Russia to the worsening external environment helped bolster investor confidence. By the early spring, the apparent economic and political stabilization in the Asian region buoyed investor sentiment, causing spreads to

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
rally to the mid 400's. However, this period of calm proved to be temporary, and spreads widened out to above 600 basis points, as the "Asian Contagion" hit emerging markets debt yet again during the second quarter of 1998 bringing returns for the first half of the year close to zero.

During the second quarter, the medium-term effects of 1997's Asian crisis were manifesting themselves in the form of lower global demand for commodities and a reduced demand for exports from other regions of the world especially Japan. The yen declined versus the U.S. dollar which put pressure on all the currencies in the Asian region. The ill health of the Japanese economy and of major Japanese banks caused investors to adjust risk premiums higher and caused liquidity for most emerging countries to evaporate. Investors feared that Japan's inability to fix its economy would continue to weaken the yen and might eventually cause a devaluation in China. This would increase the risk of another round of currency devaluation in Asia and might further depress commodity prices, a large source of earnings for many emerging countries. Furthermore, President Suharto of Indonesia was forced out of office by a series of national protests and riots, leaving a fragile political environment in his absence. As investor sentiment soured in general, Russia's fiscal management came under increased scrutiny causing a significant sell off in both the local and external Russian debt markets. Lack of progress in tax collection, poor corporate governance policies and a failed privatization led to a significant rise in domestic interest rates and in difficulties rolling over domestic debt.

The Index was down -21.2% during the third quarter, which highlights the fact that the vast majority of the negative price action had occurred during this time period. During July, the Russian government successfully completed negotiations on an assistance package from the International Monetary Fund but this proved to be too little assistance too late. In August, investor sensitivity to deteriorating credit fundamentals and a worsened global environment for emerging countries reached a breakpoint and precipitated the largest and broadest sell-off in emerging market debt history. The sell-off transitioned from a focus on fundamentals to a technically driven liquidation when Russia devalued its currency and defaulted on its domestic debt (ruble denominated T-bills) on August 17. The Russian restructuring forced many market participants to sell non-Russian assets to meet margin calls, thereby contaminating the debt of all emerging countries. Spreads on the broad emerging market debt benchmark widened by 861 basis points during that month.

The market effectively decoupled from events in Russia during September, as every country within the Index posted positive results except Russia, which was down an additional 23.81%. Emerging market debt continued to rebound during the last quarter of the year, with the market, as measured by the Index, advancing by 9.92%. The market was buoyed by interest rate cuts in the U.S., the completion of an International Monetary Fund assistance program for Brazil, and finally by the hope that emerging markets had already passed through the point of maximum pessimism.

The negatives facing emerging market countries in 1999 are daunting. Emerging countries will have to confront slowing global gross domestic product growth and continued weak commodity prices, while caught in the grip of global excess capacity and deflationary forces. Additionally, 1999 will likely require precise navigation through a myriad of potential land mines ranging from equity market corrections, to Japanese bank defaults, to Brazilian economic instability. But rather than dwelling on what has been priced into the markets, we prefer to focus on what might cause emerging market debt to rally or fall further from current levels. For starters, we have seen a good dose of monetary reflation during the final quarter of 1998. G-7 central banks have cut interest rates aggressively and we may see emerging markets rise as newfound liquidity works its way into the markets. With domestic interest rates below 5% in all major developed countries, yields in the low teens may prove too tempting to ignore. Also, the International Monetary Fund has been substantially re-capitalized and may be both more willing and better positioned to prevent a future liquidity driven crisis. Finally, it is true that in many cases crisis breeds reform and that, in effect, the markets have forced an acceleration of structural adjustment agendas in most emerging countries. This last factor may lead to improvement in the longer-term credit prospects for certain sovereign issuers. Unfortunately, we do not believe that the momentum provided by the easing of monetary conditions will be powerful enough to reverse the negative fundamental forces for the most vulnerable emerging market credits and we may experience an

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
up-tick in default levels during 1999. As shown in the chart below, the market did differentiate between stronger and weaker credits in 1998 and we expect this differentiation to continue. Despite what is generally perceived to have been a catastrophic year for emerging market debt, only four countries posted significantly negative returns.

U.S. DOLLAR TOTAL RETURN %

COUNTRY                                     1998 PERFORMANCE
------------------------------------------  ----------------
Argentina                                          3.57%
Brazil                                           -15.39%
Bulgaria                                          -0.01%
Ecuador                                          -25.46%
Mexico                                             0.03%
Morocco                                           -1.36%
Nigeria                                            2.33%
Panama                                             3.84%
Peru                                               2.40%
Philippines                                       11.28%
Poland                                            11.79%
Russia                                           -82.57%
Venezuela                                        -18.43%

During the first few months of 1999, the market will likely experience liquidity driven broad-based rallies. However, the trend toward credit polarization should take precedence and it is for this reason we remain cautious on countries such as Brazil, Ecuador and Venezuela. While each suffers from its own unique set of problems, fiscal imbalances remain high and currencies vulnerable in each of these countries. At the same time we feel that countries with sound fundamentals and fewer imbalances such as Mexico, the Philippines and Bulgaria will benefit most from the return of funds into emerging markets. We also see value in countries such as Colombia and Turkey and Korea where credible reforms initiated in 1998 look set to continue in 1999 and the large imbalances in these countries should prove manageable.

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Abigail L. McKenna
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

DEBT INSTRUMENTS (95.5%)
  ARGENTINA (22.6%)
     CORPORATE BONDS/NOTES (3.2%)
 ARP     (e)1,260  CIA International Telecommunications, 10.375%,
                     8/01/04.........................................  $      889
U.S.$      (e)391  Nortel Inversora, Series A, 6.00%, 3/31/07........         235
           (e)700  Supercanal Holdings, 11.50%, 5/15/05..............         406
                                                                       ----------
                                                                            1,530
                                                                       ----------
     SOVEREIGN (19.4%)
              260  Republic of Argentina, Global Bond, Series BGLH,
                     11.00%, 10/09/06................................         257
            1,640  Republic of Argentina, Global Bond, Series BGL5,
                     11.375%, 1/30/17................................       1,644
       (n,v)3,450  Republic of Argentina, Par Bond, Series L-GP,
                     5.75%, 3/31/23..................................       2,493
         (v)5,612  Republic of Argentina, Series L, (Floating Rate),
                     6.188%, 3/31/05.................................       4,798
                                                                       ----------
                                                                            9,192
                                                                       ----------
                                                                           10,722
                                                                       ----------
  BRAZIL (13.8%)
     SOVEREIGN (13.8%)
         (v)2,370  Federative Republic of Brazil, Debt Conversion
                     Bond, Series L, (Floating Rate), 6.188%,
                     4/15/12.........................................       1,218
         (v)4,128  Federative Republic of Brazil, Series IE-L,
                     (Floating Rate), 6.125%, 4/15/06................       2,678
         (v)4,421  Federative Republic of Brazil, C Bond, PIK, 5.00%,
                     4/15/14.........................................       2,663
                                                                       ----------
                                                                            6,559
                                                                       ----------
  BULGARIA (5.2%)
     SOVEREIGN (5.2%)
         (v)2,370  Republic of Bulgaria, Discount Bond, Series A,
                     (Floating Rate), 6.688%, 7/28/24................       1,692
         (n,v)950  Republic of Bulgaria, Front Loaded Interest
                     Reduction Bond, Series A, 2.50%, 7/28/12........         546
           (v)320  Republic of Bulgaria, Interest Arrears PDI Bond,
                     (Floating Rate), 6.688%, 7/28/11................         216
                                                                       ----------
                                                                            2,454
                                                                       ----------
  COLOMBIA (4.8%)
     CORPORATE (0.9%)
            2,800  Transtel, Discount Note, 0.10%, 8/13/08...........         440
                                                                       ----------


      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
     SOVEREIGN (3.9%)
U.S.$     (v)1,410 Republic of Colombia, (Floating Rate), 12.243%,
                     8/13/05.........................................  $    1,304
              640  Republic of Colombia, Global Bond, 7.625%,
                     2/15/07.........................................         533
                                                                       ----------
                                                                            1,837
                                                                       ----------
                                                                            2,277
                                                                       ----------
  ECUADOR (2.5%)
     CORPORATE (0.4%)
              100  Consorcio Ecuatorian Notes, 14.00%, 5/01/02.......          51
           (e)300  Consorcio Ecuatorian Notes, 14.00%, 5/01/02.......         153
                                                                       ----------
                                                                              204
                                                                       ----------
     SOVEREIGN (2.1%)
         (v)1,780  Republic of Ecuador, Discount Bond, (Floating
                     Rate) 6.625%, 2/28/25...........................         912
           (v)249  Republic of Ecuador, PDI Bearer Bond, (Floating
                     Rate), 3.25%, 2/27/15...........................         102
                                                                       ----------
                                                                            1,014
                                                                       ----------
                                                                            1,218
                                                                       ----------
  INDIA (0.7%)
     CORPORATE (0.7%)
           (e)440  Reliance Industries Ltd., 10.375%, 6/24/16........         350
                                                                       ----------
  JAMAICA (3.0%)
     CORPORATE (3.0%)
            2,000  Mechala Group, Jamaica, Series B, 12.75%,
                     12/30/99........................................       1,410
                                                                       ----------
  JORDAN (1.2%)
     SOVEREIGN (1.2%)
         (e,v)443  Government of Jordan, Discount Bond, (Floating
                     Rate), 6.00%, 12/23/23..........................         273
           (v)479  Government of Jordan Discount Bond, (Floating
                     Rate), 6.00%, 12/23/23..........................         296
                                                                       ----------
                                                                              569
                                                                       ----------
  KOREA (5.2%)
     QUASI-SOVEREIGN (5.2%)
            1,750  Korea Electric Power 7.00%, 10/01/02..............       1,582
              240  Export-Import Bank of Korea, Global Bond, 6.50%,
                     2/10/02.........................................         220
              700  Korea Development Bank, Global Bond, 7.125%,
                     9/17/01.........................................         661
                                                                       ----------
                                                                            2,463
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
  MEXICO (20.4%)
     CORPORATE (1.9%)
U.S.$      (e)750  Innova S De R.L., Senior Notes, 12.875%,
                     4/01/07.........................................  $      518
           (e)440  Petroleos Mexicanos, (Floating Rate), 9.574%,
                     7/15/05.........................................         409
                                                                       ----------
                                                                              927
                                                                       ----------
     SOVEREIGN (18.5%)
           (v)200  United Mexican States, Discount Bond, Series A,
                     (Floating Rate), 6.116%, 12/31/19...............         163
         (v)1,150  United Mexican States, Discount Bond, Series B,
                     (Floating Rate), 6.039%, 12/31/19...............         939
         (v)2,460  United Mexican States, Discount Bond, Series D,
                     (Floating Rate), 6.098%, 12/31/19...............       2,008
              330  United Mexican States, Global Bond, 9.875%,
                     1/15/07.........................................         327
              440  United Mexican States, Global Bond, 11.375%,
                     9/15/16.........................................         458
              550  United Mexican States, Global Bond, 11.50%,
                     5/15/26.........................................         586
           (v)650  United Mexican States, Par Bond, Series W-A,
                     6.25%, 12/31/19.................................         507
         (v)4,841  United Mexican States, Par Bond, Series W-B,
                     6.25%, 12/31/19.................................       3,779
                                                                       ----------
                                                                            8,767
                                                                       ----------
                                                                            9,694
                                                                       ----------
  PANAMA (2.2%)
     SOVEREIGN (2.2%)
              800  Republic of Panama, Global Bonds, 8.875%,
                     9/30/27.........................................         756
           (v)370  Republic of Panama, Interest Reduction Bond,
                     (Floating Rate), 3.75%, 7/17/14.................         279
                                                                       ----------
                                                                            1,035
                                                                       ----------
  PERU (2.4%)
     SOVEREIGN (2.4%)
         (n,v)680  Republic of Peru, PDI bond, 4.00%, 3/07/17........         430
            (v)50  Republic of Peru, Front Loaded Interest Reduction
                     Bond, Series US, (Floating Rate), 3.25%,
                     3/07/17.........................................          29
       (e,v)1,148  Republic of Peru, Front Loaded Interest Reduction
                     Bond, (Floating Rate), 3.25%, 3/07/17...........         655
                                                                       ----------
                                                                            1,114
                                                                       ----------


      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
  PHILIPPINES (2.5%)
     SOVEREIGN (2.5%)
U.S.$     (v)1,420 Republic of Philippines, Front Loaded Interest
                     Reduction Bond, Series B, (Floating Rate),
                     5.962%, 6/01/08.................................  $    1,186
                                                                       ----------
  RUSSIA (2.1%)
     SOVEREIGN (2.1%)
       (b,v)4,871  Russian Principal Loans, (Floating Rate), 5.969%,
                     12/15/20........................................         317
         (e)1,630  Russian Federation, 8.75%, 7/24/05................         383
         (e)1,190  Russian Federation, 11.00%, 7/24/18...............         292
           (v)116  Russian Interest Arrears Note, (Floating Rate),
                     5.969%, 12/15/15................................          13
                                                                       ----------
                                                                            1,005
                                                                       ----------
  SOUTH AFRICA (2.7%)
     SOVEREIGN (2.7%)
 ZAR        8,000  Nacional Financiera SNC, Euro, 17.00%, 2/26/99....       1,283
                                                                       ----------
  TURKEY (2.2%)
     CORPORATE (2.2%)
U.S.$      (e)520  Cellco Finance NV, 15.00%, 8/01/05................         450
           (e)750  Pera Financial Services Co., 9.375%, 10/15/02.....         585
                                                                       ----------
                                                                            1,035
                                                                       ----------
  VENEZUELA (2.0%)
     SOVEREIGN (2.0%)
         (v)1,500  Republic of Venezuela Debt Conversion Bond, Series
                     DL, (Floating Rate), 5.938%, 12/18/07...........         954
                                                                       ----------
TOTAL DEBT INSTRUMENTS (Cost $47,489)................................      45,328
                                                                       ----------
     NO. OF
     RIGHTS
-----------------
RIGHTS (0.0%)
  MEXICO (0.0%)
     (a)5,862,000  United Mexican States, Value Recovery Rights,
                     expiring 6/30/03 (Cost $0)......................          --
                                                                       ----------
     NO. OF
    WARRANTS
-----------------
WARRANTS (0.0%)
  NIGERIA (0.0%)
         (a)1,250  Central Bank of Nigeria, expiring 11/15/20 (Cost
                     $0).............................................          --
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
STRUCTURED INVESTMENTS (1.2%)
  TURKEY (1.2%)
U.S.$         550  Bankers Trust International Plc, U.S. Dollar Note
                     linked to Turkish Interest and Turkish Lira
                     Exchange Rate, 0.0%, 12/31/99...................  $      551
                                                                       ----------
SHORT-TERM INVESTMENT (0.4%)
  UNITED STATES (0.4%)
    REPURCHASE AGREEMENT (0.4%)
              178  Chase Securities, Inc. 4.45%, dated 12/31/98, due
                     1/04/99, to be repurchased at $178,
                     collateralized by U.S. Treasury Bonds, 9.875%,
                     due 11/15/15, valued at $182....................         178
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $729).............................         729
                                                                       ----------
TOTAL INVESTMENTS (97.1%) (Cost $48,218).............................      46,057
                                                                       ----------

OTHER ASSETS (7.0%)
  Cash.....................................................  $      991
  Interest Receivable......................................       1,470
  Receivable for Investments Sold..........................         815
  Receivable for Portfolio Shares Sold.....................          43
  Other....................................................          12     3,331
                                                             ----------
LIABILITIES ( - 4.1%)
  Payable for Investments Purchased........................      (1,052)
  Dividends Payable........................................        (216)
  Payable for Foreign Taxes................................        (208)
  Investment Advisory Fees Payable.........................        (159)
  Custodian Fees Payable...................................        (106)
  Payable for Portfolio Shares Redeemed....................         (88)
  Directors' Fees & Expenses Payable.......................         (12)
  Administrative Fees Payable..............................          (9)
  Distribution Fees Payable................................          (1)
  Other Liabilities........................................        (116)   (1,967)
                                                             ----------  --------
NET ASSETS (100%)......................................................  $ 47,421
                                                                         --------
                                                                         --------

NET ASSETS CONSIST OF:
Paid in Capital........................................................  $150,690
Accumulated Net Investment Loss........................................      (271)
Accumulated Net Realized Loss..........................................  (100,791)
Unrealized Depreciation on Investments and Foreign Currency
  Translations.........................................................    (2,207)
                                                                         --------
NET ASSETS.............................................................  $ 47,421
                                                                         --------
                                                                         --------

                                                                          AMOUNT
                                                                          (000)
---------------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------------
NET ASSETS.............................................................   $46,234
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 17,710,218 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)......................................     $2.61
                                                                         --------
                                                                         --------
CLASS B:
-----------------------------------------------------------------------
NET ASSETS.............................................................    $1,187
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 446,621 outstanding $0.001 par value shares (authorized
  500,000,000 shares)..................................................     $2.66
                                                                         --------
                                                                         --------

------------------------------------------------------------

(a)   --  Non-income producing security.
(b)   --  Security is in default.
(e)   --  144A security -- certain conditions for public resale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARP   --  Argentine Peso
PDI   --  Past Due Interest
PIK   --  Payment-In-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
ZAR   --  South African Rand
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Government & Agency Obligations      56.0%
Collateralized Mortgage Obligations        6.5%
Corporate Bonds and Notes                 26.8%
Asset Backed Securities                    7.1%
Eurobonds                                  2.1%
Other                                      1.5%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               FIXED INCOME PORTFOLIO-CLASS
                                             A                LEHMAN BROTHERS AGGREGATE BOND INDEX(1)
5/15/91*                                            $500,000                                  $500,000
10/31/91                                            $535,590                                  $537,100
10/31/92                                            $592,415                                  $589,900
12/31/92                                            $598,440                                  $599,400
12/31/93                                            $652,710                                  $657,800
12/31/94                                            $632,500                                  $638,650
12/31/95                                            $751,157                                  $756,673
12/31/96                                            $785,785                                  $784,140
12/31/97                                            $860,749                                  $859,810
12/31/98                                            $929,006                                  $934,527
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE LEHMAN
BROTHERS AGGREGATE BOND INDEX(1)
----------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                           ONE YEAR      FIVE YEARS       SINCE INCEPTION
                          ----------  -----------------  -----------------
PORTFOLIO -- CLASS A....       7.93%          7.31%              8.45%
PORTFOLIO -- CLASS B....       7.85            N/A               7.21
INDEX -- CLASS A........       8.69           7.27               8.54
INDEX -- CLASS B........       8.69            N/A               7.31

1. The Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the year ended December 31, 1998, the Portfolio had a total return of 7.93% for the Class A shares and 7.85% for the Class B shares compared to a total return of 8.69% for the Lehman Brothers Aggregate Bond Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return of Class A shares was 7.31% compared to 7.27% for the Index. From inception on May 15, 1991 through December 31, 1998, the average annual total return of Class A shares was 8.45% compared to 8.54% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 7.21% compared to 7.31% for the Index. As of December 31, 1998, the Portfolio had an SEC 30-day yield of 5.32% for the Class A shares and 5.17% for the Class B shares.

The fourth quarter of 1998 witnessed a dramatic reversal of some of the damage suffered by fixed-income investors during the third quarter of the year. Two separate moves by the Federal Reserve to lower short-term interest rates, the first in October and the second in November, helped to restore investor confidence and market liquidity. The Fed's moves were preventative steps intended to reduce the likelihood of a domestic recession, as well as to foster a more orderly and liquid market for securities other than the most currently issued (i.e., "on-the-run") Treasury securities, including corporates and mortgage-backed instruments, thereby limiting the potential for a "credit crunch." The central bank's actions had a very powerful effect on the fixed-income market, as the yield spreads on the vast majority of

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
these securities reversed trend and narrowed over the course of the fourth quarter. In contrast to the strong relative performance of corporates and mortgages, yields on Treasury securities eventually moved higher over the course of the quarter as the dramatic "flight-to-quality" rally came to an end. The bellwether 30-year bond closed the year at a yield of 5.1%; while this was above the low yield of 4.7% recorded in early October at the height of the market turmoil, it was well below the 6% yields prevailing on long-term Treasuries toward the end of 1997.

Recent economic data suggest that the U.S. economy continued to exhibit surprising resiliency during the quarter despite the lingering effects of a difficult global economic and financial market environment. The strength of most domestic economic indicators prompted the Fed to leave monetary policy unchanged at its late December FOMC meeting, and there is reason to believe that the Fed has shifted from a clearly accommodative bias toward a neutral posture at this time. Nevertheless, we believe that the probability of at least one further easing move during 1999 remains high, and that the Fed remains sensitive to the risks posed to the financial system by renewed economic or financial market turmoil.

The strong relative performance of corporates and mortgages had a marginally positive effect on the Portfolio's total return during the quarter, most notably during November. Sector and security decisions in the non-Treasury areas benefited from the significant narrowing of yield spreads. Mortgage holdings benefited from slower-than-expected prepayments. Despite the recent compression in yield spreads, corporates and mortgages remain very attractive relative to Treasuries, and we continue to overweight these sectors. This strategy allows the Portfolio to maintain an attractive yield advantage versus the benchmark, as well as versus Treasuries, while retaining a call-protected, well-diversified, high credit quality profile.

The Portfolio's weighted average credit quality remains very strong at this time; the overall level of prepayment risk remains fairly close to that of the broader market benchmarks despite the slightly above market mortgage position. We continue to add to corporate holdings at very attractive yield spread levels, and are still emphasizing lower-coupon fixed-rate mortgages because of their low prepayment risk and attractive yield spreads.

We have maintained the duration of the Portfolio at approximately 7/10 year greater than the Index. This strategy added value to relative returns during the quarter, and for all of 1998.

As noted above, longer maturities are attractive relative to intermediates. Consequently, we have a modest yield-curve strategy involving an underweight in intermediates in favor of longer maturities. With the narrowing of the yield spread between these two areas of the yield-curve, this strategy had a favorable effect on relative performance last quarter.

Real interest rates remain higher in the U.S. than in most other major industrialized economies. Accordingly, our only exposure to non-dollar securities at this time is a 2% weighting in long German Government Bonds.

Warren Ackerman, III
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

FIXED INCOME SECURITIES (98.5%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (56.0%)
     FEDERAL HOME LOAN MORTGAGE CORPORATION (8.2%)
$               6  13.00%, 9/01/10...................................  $        7
           17,980  6.00%, 12/01/28...................................      17,761
                                                                       ----------
                                                                           17,768
                                                                       ----------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (20.2%)
            3,120  6.00%, 9/01/10....................................       3,130
            4,359  6.00%, 2/01/11....................................       4,373
            2,573  8.00%, 2/01/12....................................       2,648
            6,849  6.00%, 4/01/13....................................       6,866
           17,085  6.00%, 4/01/28....................................      16,860
           10,000  6.00%, 2/01/29 TBA................................       9,869
                                                                       ----------
                                                                           43,746
                                                                       ----------
     U.S. TREASURY BONDS (13.8%)
           21,000  8.75%, 5/15/20....................................      29,823
                                                                       ----------
     U.S. TREASURY NOTES (13.8%)
            8,000  6.00%, 7/31/02....................................       8,338
            5,000  5.75%, 8/15/03....................................       5,221
            8,000  6.50%, 8/15/05....................................       8,792
            7,760  3.375%, 1/15/07 (Inflation Indexed)...............       7,501
                                                                       ----------
                                                                           29,852
                                                                       ----------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.......................     121,189
                                                                       ----------
  CORPORATE BONDS AND NOTES (26.8%)
     CHEMICALS (0.9%)
         (e)2,000  Monsanto Co., 6.60%, 12/01/28.....................       1,996
                                                                       ----------
     CONSUMER STAPLES (1.2%)
            2,500  Philip Morris Cos., Inc., (Floating Rate), 6.15%,
                     3/15/00.........................................       2,521
                                                                       ----------
     ELECTRONICS (1.4%)
            3,000  Sony Corp., 6.125%, 3/04/03.......................       3,076
                                                                       ----------
     FINANCE (18.2%)
         (e)2,000  American General Institutional Capital, Series A,
                     7.57%, 12/01/45.................................       2,171
            2,000  BT Capital Trust, Series B1, 7.90%, 1/15/27.......       2,110
            3,000  CNA Financial Corp., 6.50%, 4/15/05...............       3,018
            2,000  Donaldson, Lufkin & Jenrette, Inc., 6.90%,
                     10/01/07........................................       2,073
         (e)2,500  Farmers Exchange Capital, 7.05%, 7/15/28..........       2,523
         (e)2,000  First Chicago Corp., 7.75%, 12/01/26..............       2,177
            3,121  First Union-Lehman Brothers Commercial Mortgage,
                     6.479%, 3/18/04.................................       3,177
            2,000  Ford Motor Credit Co., 6.125%, 4/28/03............       2,043
            2,500  General Motors Acceptance Corp., 7.375%,
                     6/22/00.........................................       2,571
         (e)1,500  Goldman Sachs Group, 6.25%, 2/01/03...............       1,534
            1,300  Lehman Brothers Holdings, Inc., 7.375%, 5/15/04...       1,347


      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
$        (e)3,000  Liberty Mutual Insurance Co., 8.20%, 5/04/07......  $    3,375
         (e)2,000  Lumbermens Mutual Casualty Co., 8.45%, 12/01/69...       2,144
            3,000  Merrill Lynch & Co., 6.00%, 2/12/03...............       3,045
         (e)2,500  Prudential Insurance Co., 6.375%, 7/23/06.........       2,559
            2,000  Salomon, Inc., 7.30%, 5/15/02.....................       2,096
            1,500  Simon Debartolo Group, MTN, 7.125%, 9/20/07.......       1,480
                                                                       ----------
                                                                           39,443
                                                                       ----------
     HEALTH CARE SUPPLIES & SERVICES (0.7%)
            1,500  Columbia/HCA Healthcare, MTN, 8.85%, 1/01/07......       1,579
                                                                       ----------
     INDUSTRIALS (1.0%)
            2,000  Ford Motor Co., 6.625%, 2/15/28...................       2,070
                                                                       ----------
     TELECOMMUNICATIONS (1.4%)
            3,000  Worldcom, Inc., 6.40%, 8/15/05....................       3,118
                                                                       ----------
     UTILITIES (2.0%)
            2,500  Endesa-Chile (Yankee Bond), 7.75%, 7/15/08........       2,403
         (e)1,927  Oil Enterprises Ltd., 6.239%, 6/30/08.............       1,925
                                                                       ----------
                                                                            4,328
                                                                       ----------
  TOTAL CORPORATE BONDS AND NOTES....................................      58,131
                                                                       ----------
  ASSET BACKED SECURITIES (7.1%)
         (e)3,000  Aesop Funding II LLC, Series 97-1, Class A1,
                     6.22%, 10/20/01.................................       3,029
                2  Federal National Mortgage Association, REMIC,
                     Series 92-59, Class F, (Floating Rate), 6.056%,
                     8/25/06.........................................           2
            1,500  First Plus Home Loan Trust, Series 97-4, Class A4,
                     6.57%, 4/10/13..................................       1,506
            5,000  Ford Credit Auto Owner Trust, Series 98-B, Class
                     A3, 5.85%, 10/15/01.............................       5,031
            2,247  Mid-State Trust, Series IV A, 8.33%, 4/01/30......       2,409
         (e)3,250  Team Fleet Financing Corp., Series 97-1A, 7.35%,
                     5/15/03.........................................       3,343
                                                                       ----------
  TOTAL ASSET BACKED SECURITIES......................................      15,320
                                                                       ----------
  COLLATERALIZED MORTGAGE OBLIGATIONS (6.5%)
            3,000  COMED, Series 1998-1, Class A2, SEQ 5.29%,
                     6/25/03.........................................       2,998
              676  Chase Commercial Mortgage Securities Corp., Series
                     97-2, Class A1, 6.45%, 12/19/04.................         692
            4,041  Lehman Brothers Large Loan, Series 97-LLIA1,
                     6.79%, 6/12/04..................................       4,186
            2,838  Merrill Lynch Mortgage Investors, Inc., Series
                     98-C2, Class A1, 6.22%, 2/15/30.................       2,893

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

  COLLATERALIZED MORTGAGE OBLIGATIONS (CONT.)

$             330  Resolution Trust Corp., Series 91-M5, Class A,
                     9.00%,3/25/17...................................  $      328
         (e)2,923  World Financial Properties, Series 96WFP-B, 6.91%,
                     9/01/13.........................................       2,963
                                                                       ----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..........................      14,060
                                                                       ----------
  EUROBONDS (2.1%)
     GOVERNMENT BONDS (2.1%)
       DEM  7,500  Deutschland Republic, 4.75%, 7/04/28..............       4,473
                                                                       ----------
TOTAL FIXED INCOME SECURITIES (Cost $209,515)........................     213,173
                                                                       ----------
SHORT-TERM INVESTMENT (5.4%)
  REPURCHASE AGREEMENT (5.4%)
$          11,606  Chase Securities, Inc. 4.45%, dated 12/31/98, due
                     1/04/99, to be repurchased at $11,610,
                     collateralized by U.S. Treasury Notes, 11.25%,
                     due 2/15/15, valued at at $11,840 (Cost
                     $11,606)........................................      11,606
                                                                       ----------

TOTAL INVESTMENTS (103.9%) (Cost $221,121).............................   224,779
                                                                         --------
OTHER ASSETS (1.1%)
  Interest Receivable......................................  $    2,314
  Receivable for Investments Sold..........................          16
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts..............................................          12
  Other....................................................          13     2,355
                                                             ----------
LIABILITIES (-5.0%)
  Payable for Investments Purchased........................      (9,859)
  Payable for Portfolio Shares Redeemed....................        (708)
  Investment Advisory Fees Payable.........................        (124)
  Administrative Fees Payable..............................         (29)
  Directors' Fees & Expenses Payable.......................         (11)
  Distribution Fees Payable................................          (1)
  Other Liabilities........................................         (35)  (10,767)
                                                             ----------  --------
NET ASSETS (100%)......................................................  $216,367
                                                                         --------
                                                                         --------

NET ASSETS CONSIST OF:
Paid in Capital......................................................  $  212,117
Undistributed Net Investment Income..................................          80
Accumulated Net Realized Gain........................................         499
Unrealized Appreciation on Investments and Foreign Currency
  Translations.......................................................       3,671
                                                                       ----------
NET ASSETS...........................................................  $  216,367
                                                                       ----------
                                                                       ----------


                                                                         AMOUNT
                                                                         (000)
---------------------------------------------------------------------------------

CLASS A:
---------------------------------------------------------------------
NET ASSETS...........................................................    $212,718
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 19,194,568 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)....................................      $11.08
                                                                       ----------
                                                                       ----------
CLASS B:
---------------------------------------------------------------------
NET ASSETS...........................................................      $3,649
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 328,826 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)....................................      $11.10
                                                                       ----------
                                                                       ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                IN
  CURRENCY TO                                EXCHANGE                UNREALIZED
    DELIVER         VALUE    SETTLEMENT        FOR         VALUE        GAIN
     (000)          (000)       DATE          (000)        (000)       (000)
----------------   -------   -----------   ------------   -------   ------------
DEM        7,700   $ 4,625     1/19/99     U.S.$ 4,637    $ 4,637   $        12
                   -------                                -------           ---
                   -------                                -------           ---

--------------------------------------------------------------------

(e) -- 144A Security -- certain conditions for public sale may exist.
DEM -- German Mark
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit
TBA -- Security is subject to delayed delivery -- see note A-7 to financial statements.
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1998.
Inflation Indexed -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar             0.7%
British Pound                 9.0%
Canadian Dollar               4.5%
Danish Krone                  1.9%
European Currency Unit        0.9%
French Franc                  3.5%
German Mark                  23.6%
Italian Lira                  4.4%
Japanese Yen                  3.4%
Netherlands Guilder           4.3%
New Zealnd Dollar             1.9%
Swedish Krona                 1.5%
United States Dollar         28.9%
Other                        11.5%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               GLOBAL FIXED PORTFOLIO-CLASS      J.P. MORGAN TRADED GLOBAL BOND
                                            A                               INDEX(1)
5/01/91*                                           $500,000                                $500,000
10/31/91                                           $530,500                                $538,720
10/31/92                                           $585,090                                $606,455
12/31/92                                           $577,395                                $601,365
12/31/93                                           $665,985                                $675,100
12/31/94                                           $625,500                                $683,750
12/31/95                                           $746,347                                $815,782
12/31/96                                           $794,412                                $851,676
12/31/97                                           $806,328                                $863,599
12/31/98                                           $917,924                                $995,816
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE J.P. MORGAN
TRADED GLOBAL BOND INDEX(1)
-------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                           ONE YEAR      FIVE YEARS       SINCE INCEPTION
                          ----------  -----------------  -----------------
PORTFOLIO -- CLASS A....      13.84%          6.63%              8.24%
PORTFOLIO -- CLASS B....      13.68            N/A               6.91
INDEX -- CLASS A........      15.31           8.08               9.40
INDEX -- CLASS B........      15.31            N/A               6.89

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Italy, Ireland, Japan, The Netherlands, New Zealand, South Africa, Spain, Sweden, the United Kingdom and the United States.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Fixed Income Portfolio aims to produce an attractive real rate of return by investing in fixed income securities issued by U.S. and foreign issues including governments, agencies, supranational entities, eurobonds and corporations with varying maturities in various currencies.

For the year ended December 31, 1998, the Portfolio had a total return of 13.84% for the Class A shares and 13.68% for the Class B shares compared to a total return of 15.31% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return of Class A shares was 6.63% compared to 8.08% for the Index. From inception on May 1, 1991 through December 31, 1998, the average annual total return of Class A shares was 8.24% compared to 9.40% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 6.91% compared to 6.89% for the Index. As of December 31, 1998, the Portfolio had an SEC 30-day yield of 3.82% for the Class A shares and 3.67% for the Class B shares.

1998 was an exceptional year for all financial markets as the Asian economic crisis developed into a more far-reaching financial contagion and fears of a widespread credit crunch and global recession took hold. Despite periods of significant volatility, global fixed income markets performed well in this environment as the overall picture of weaker economic growth and falling inflation remained supportive. Reflecting this, the Index produced a return of 10.1% in local currency terms for the year ended December 31, 1998. The U.K was the best performing bond market closely followed by the other European markets; the U.S. and Japanese markets performed less well.

The key event of the mid part of the year was Russia's devaluation and debt default in August which proved to be the catalyst for an intense wave of risk aversion and de-leveraging. This spread initially to

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
other emerging markets, then to global equity markets and finally to all but the safest fixed income markets. As a result, all yield spreads on corporate and other non-government paper widened significantly. Meanwhile, the parallel "flight to quality" and expectations of a global reduction in interest rates provided an extremely positive backdrop for the most liquid government bond markets.

In contrast, the fourth quarter was characterized by a significant improvement in overall economic sentiment, with the exception of Japan. The main stimulus to this change was the U.S. Federal Reserve which indicated a commitment to the role of "lender of last resort" as it followed an end of September easing by two further cuts in interest rates in the early part of the quarter. This easing was replicated in the other dollar bloc countries and the majority of European markets with the euro zone moving rates to 3% ahead of Economic and Monetary Union.

However, central bank easing failed to have the usual effect of moving bond prices higher as markets struggled to rally further from already low yields and equity markets rallied substantially, further calming fears of a global financial meltdown. However, the less risk adverse environment was beneficial to credit sensitive securities in all markets which began to stabilize, and in the case of the better quality names to retrace much of their yield differential to the government sector.

For the final weeks of the year, the main story was, however; Japan, where bond yields surged on increased concern as to the mismatch between the supply of debt needed to finance the burgeoning budget deficit and demand, as public institutions such as the Trust Fund Bureau indicated they would not play their traditional role in supporting the JGB market. This saw the ten-year yield at the end of December at 2.01%, the first time it exceeded 2% in more than 15 months.

Likewise on the foreign exchange markets, the focus was the Japanese yen and particularly yen/dollar. The sharp appreciation of the yen in early October, the result of massive position unwinding by leveraged funds, persisted through the fourth quarter with the yen moving further ahead towards year end as many Japanese investors repatriated funds to cover bond market losses. Yen/U.S. dollar ended the year at 113.60, reflecting a yen appreciation of 15.3% over the twelve month period. The deutschemark appreciated a more modest 8.0% against the U.S. dollar over the year. As a result, the Portfolio returns in U.S. dollar terms were enhanced over the period and the Index produced a return of 15.3%.

While the absolute performance of the Portfolio for 1998 was excellent, this still reflected a small underperformance relative to the Index. The main reason for this underperformance was our underweight exposure to the Japanese yen although our non-government holdings were also a negative factor. In contrast, our long duration positions in both the dollar bloc and European markets contributed positively to performance.

In terms of strategy, the most significant shift in exposure was in June. In response to our more negative interpretation of the Asian crisis and our concern that investors would start pricing in a higher risk premium for Japanese assets, we sold Japanese bonds extending our underweight position and moved our interest rate exposure in both the dollar bloc and European regions to overweight. We also extended our underweighting to the Japanese yen at this time. In the second half of the year our overall strategy remained broadly unchanged.

The outlook for the Portfolio is highly dependent on whether or not the Fed's intervention has succeeded in stabilizing the world economy. While the U.S. economy and stock market continue to do remarkably well given the turmoil in Asia, it is premature to count on any strong rebound. Commodity prices are still falling; Asian economies remain mired in a slump which will take longer than a few months to climb out of; and, global excess capacity is still growing. This is a positive environment for bonds. Bond yields are low by historical standards but then so is inflation. Real yields, especially at the 30 year point of the yield curve are still attractive (except for Japan) and we believe that they have room to move lower in 1999. We plan to keep the Portfolio slightly long duration exposure. Japanese bonds look a lot more interesting with yields over 1.7% and we will reduce our underweight at higher yields.

Although both the European and U.S. economies are likely to slow in 1999, the U.S. economy is likely to slow more. This should lead to some modest downside risk for the dollar. The big question remains the yen. The sharp appreciation of the currency in the fourth quarter, despite a plethora of negative fundamentals, can be blamed on several factors: the large and

--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
growing U.S. current account deficit; the collapse in yield differentials; President Clinton's impeachment; and lastly, additional unwinding of structural yen short positions. Except for the relative current account differentials, fundamentals are not in favor of yen strength. We do not believe that even strong-yen politicians in Japan would want the yen to strengthen much further. We therefore believe it is advisable to maintain our yen underweight position.

With the burden of global adjustment falling on the Fed's shoulders, the U.S. will be in the vanguard of loosening monetary policy. This is likely to keep downward pressure on the dollar at least versus the core European currencies which will benefit from relative stability in monetary policy.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Ram Willner
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

FIXED INCOME SECURITIES (88.5%)
  AUSTRALIAN DOLLAR (0.7%)
     U.S. GOVERNMENT AND AGENCY OBLIGATIONS-GLOBAL (0.7%)
    AUD    500    Federal National Mortgage Association- Global
                    6.375%, 8/15/07................................  $    320
                                                                     --------
  BRITISH POUND (9.0%)
     GOVERNMENT BONDS (9.0%)
    GBP    300    United Kingdom Conversion Gilt 9.00%, 7/12/11....       714
           125    United Kingdom Treasury Gilt 8.00%, 6/10/03......       237
         1,500    United Kingdom Treasury Gilt 8.50%, 7/16/07......     3,195
                                                                     --------
                                                                        4,146
                                                                     --------
  CANADIAN DOLLAR (4.5%)
     GOVERNMENT BONDS (4.5%)
    CAD  2,300    Government of Canada 8.75%, 12/01/05.............     1,834
           300    Government of Canada 8.00%, 6/01/23..............       269
                                                                     --------
                                                                        2,103
                                                                     --------
  DANISH KRONE (1.9%)
     GOVERNMENT BONDS (1.9%)
   DEK   4,800    Kingdom of Denmark 8.00%, 5/15/03................       875
                                                                     --------
  EUROPEAN CURRENCY UNIT (0.9%)
     GOVERNMENT BONDS (0.9%)
    ECU    350    BTAN 4.50%, 7/12/03..............................       428
                                                                     --------
  FRENCH FRANC (3.5%)
     GOVERNMENT BONDS (3.5%)
   FRF   7,500    Government of France O.A.T. 6.00%, 10/25/25......     1,596
                                                                     --------
  GERMAN MARK (23.6%)
     CORPORATE BONDS (1.0%)
    DEM    700    Kredit Fuer Wiederaufbau 5.00%, 1/04/09..........       449
                                                                     --------
     EUROBONDS (1.7%)
         1,200    Landeskreditbank Baden-Wuerttemberg Financial
                    6.625%, 8/20/03................................       809
                                                                     --------
     GOVERNMENT BONDS (20.9%)
         4,200    Deutschland Republic, Series 91, 8.375%,
                    5/21/01........................................     2,816
         1,800    Government of Germany 6.25%, 1/04/24.............     1,300
         4,100    Treuhandanstalt 6.875%, 6/11/03..................     2,803
         3,800    Treuhandanstalt 7.50%, 9/09/04...................     2,733
                                                                     --------
                                                                        9,652
                                                                     --------
                                                                       10,910
                                                                     --------
  ITALIAN LIRA (4.4%)
     GOVERNMENT BONDS (4.4%)
 ITL 2,500,000    Buoni Poliennali L.C. el Tesoro 9.50%, 2/01/06...     2,031
                                                                     --------


     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

  JAPANESE YEN (3.4%)
     GOVERNMENT BONDS (3.4%)
  JPY  150,000    International Bank for Reconstruction &
                    Development 4.75%, 12/20/04....................  $  1,574
                                                                     --------
  NETHERLANDS GUILDER (4.3%)
     GOVERNMENT BONDS (4.3%)
   NLG   3,300    Netherlands Government, Series 1, 8.25%,
                    2/15/02........................................     2,010
                                                                     --------
  NEW ZEALAND DOLLAR (1.9%)
     GOVERNMENT BONDS (1.9%)
    NZD  1,500    New Zealand Government 8.00%, 4/15/04............       883
                                                                     --------
  SWEDISH KRONA (1.5%)
     GOVERNMENT BONDS (1.5%)
   SEK   4,900    Swedish Government 6.00%, 2/09/05................       671
                                                                     --------
  UNITED STATES DOLLAR (28.9%)
     ASSET BACKED SECURITIES (2.7%)
U.S.$      130    California Infrastructure (Southern California
                    Edison), Series 97-1, Class A7, 6.42%,
                    12/26/09.......................................       129
           460    Delta Funding Home Equity Loan Trust, Series
                    97-1, 7.21%, 4/25/29...........................       476
           410    Mid-State Trust, Series IV A, 8.33%, 4/01/30.....       447
        (e)200    Monsanto Co. 6.60%, 12/01/28.....................       200
                                                                     --------
                                                                        1,252
                                                                     --------
     COLLATERALIZED MORTGAGE OBLIGATIONS (1.2%)
           530    Asset Securitization Corp., Series 95-MD4 A1,
                    CMO, 7.10%, 8/13/29............................       551
                                                                     --------
     CORPORATE BONDS AND NOTES (5.1%)
        (e)500    BankAmerica Institutional, Series B, 7.70%,
                    12/31/26.......................................       534
        (e)250    Farmers Exchange Capital, 7.05%, 7/15/28.........       252
        (e)150    First Chicago Corp., 7.75%, 12/01/26.............       163
           150    General Motors 6.75%, 5/01/28....................       157
        (e)385    Goldman Sachs Group, 6.25%, 2/01/03..............       394
           250    Merrill Lynch & Co Inc. 6.875%, 11/15/18.........       260
        (e)300    Metropolitan Life Insurance 7.45%, 11/01/23......       311
        (e)300    Nationwide Mutual Insurance 7.50%, 2/15/24.......       298
                                                                     --------
                                                                        2,369
                                                                     --------
     EUROBONDS (0.9%)
           400    Deutsche Ausgleichsbank, Series E, MTN, 5.125%,
                    9/22/03........................................       398
                                                                     --------
     TAX-EXEMPT INSTRUMENT (0.6%)
           300    Tennessee Valley Authority, Series G, 5.375%,
                    11/13/08.......................................       301
                                                                     --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (18.4%)
     FEDERAL NATIONAL MORTGAGE ASSOCIATION
U.S.$      750    5.75%, 6/15/05...................................  $    778
                                                                     --------
     U.S. TREASURY BOND
         3,450    6.25%, 8/15/23...................................     3,860
                                                                     --------
     U.S. TREASURY NOTES
         1,000    6.25%, 10/31/01..................................     1,042
         1,350    7.50%, 2/15/05...................................     1,545
         1,320    3.625%, 1/15/08 (Inflation Indexed)..............     1,293
                                                                     --------
                                                                        3,880
                                                                     --------
                                                                        8,518
                                                                     --------
                                                                       13,389
                                                                     --------
TOTAL FIXED INCOME SECURITIES (88.5%) (Cost $38,759)...............    40,936
                                                                     --------
  SHORT-TERM INVESTMENT (9.1%)
     REPURCHASE AGREEMENT (9.1%)
         4,189    Chase Securities, Inc., 4.45%, dated 12/31/98,
                    due 1/04/99, to be repurchased at $4,191,
                    collateralized by U.S. Treasury Bonds, 8.75%,
                    due 5/15/17, valued at $4,276 (Cost $4,189)....     4,189
                                                                     --------

TOTAL INVESTMENTS (97.6%) (Cost $42,948)...........................    45,125
                                                                     --------
OTHER ASSETS (2.5%)
  Cash.................................................  $       20
  Interest Receivable..................................         989
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts..........................................         130
  Foreign Withholding Tax Reclaim Receivable...........          43
  Other................................................           7     1,189
                                                              -----
LIABILITIES ( - 0.1%)
  Custodian Fees Payable...............................         (10)
  Investment Advisory Fees Payable.....................          (7)
  Administrative Fees Payable..........................          (7)
  Directors' Fees & Expenses Payable...................          (7)
  Other Liabilities....................................         (37)      (68)
                                                              -----  --------
NET ASSETS (100%)..................................................  $ 46,246
                                                                     --------
                                                                     --------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $ 45,331
Undistributed Net Investment Income................................       172
Accumulated Net Realized Loss......................................    (1,569)
Unrealized Appreciation on Investments and Foreign Currency
  Translations.....................................................     2,312
                                                                     --------
NET ASSETS.........................................................  $ 46,246
                                                                     --------
                                                                     --------


                                                                      AMOUNT
                                                                      (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................  $ 45,884
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 3,666,517 outstanding $0.001 par value shares
 (authorized 500,000,000 shares)...................................    $12.51
                                                                     --------
                                                                     --------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................      $362
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 28,995 outstanding $0.001 par value shares
 (authorized 500,000,000 shares)...................................    $12.48
                                                                     --------
                                                                     --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                NET
                                                              UNREALIZED
 CURRENCY TO                          IN EXCHANGE               GAIN
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE     (LOSS)
    (000)       (000)       DATE         (000)       (000)     (000)
-------------  --------  ----------  -------------  --------  --------
CAD     1,460  $    950   01/13/99   U.S.$     958  $    958  $     8
GBP       700     1,164   01/14/99   U.S.$   1,156     1,156       (8)
DEM       695       417   01/19/99   U.S.$     413       413       (4)
U.S.$     416       416   01/19/99   DEM       695       417        1
U.S.$   2,178     2,178   01/21/99   JPY   260,000     2,311      133
NZD     1,705       898   03/02/99   U.S.$     898       898       --
               --------                             --------  --------
               $  6,023                             $  6,153  $   130
               --------
               --------                             --------  --------
                                                    --------  --------

------------------------------------------------------------

(e) -- 144A Security -- certain conditions for public sale may exist.
CMO -- Collateralized Mortgage Obligation
MTN -- Medium Term Notes
Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on December 31, 1998

------------------------------------------------------------
          SUMMARY OF FIXED INCOME SECURITES BY INDUSTRY CLASSIFICATION

                                          VALUE     PERCENT OF
INDUSTRY                                  (000)     NET ASSETS
---------------------------------------------------------------
Finance................................  $  6,129         13.2%
Foreign Government and Agency
  Obligations..........................    25,969         56.2
U.S. Government and Agency
  Obligations..........................     8,838         19.1
                                         --------          ---
                                         $ 40,936         88.5%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Backed Securities             5.8%
Common Stocks                       0.7%
Corporate Bonds and Notes          82.8%
Sovereign & Emerging Markets        6.6%
Preferred Stocks                    1.7%
Other                               2.4%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               HIGH YIELD PORTFOLIO-CLASS      CS FIRST BOSTON HIGH YIELD
                                           A                            INDEX(1)
9/28/92*                                         $500,000                            $500,000
10/31/92                                         $490,500                            $494,800
12/31/92                                         $503,435                            $507,897
12/31/93                                         $616,865                            $593,400
12/31/94                                         $591,100                            $598,050
12/31/95                                         $729,122                            $701,991
12/31/96                                         $838,563                            $789,038
12/31/97                                         $971,643                            $888,851
12/31/98                                       $1,001,084                            $894,006
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE CS FIRST BOSTON
HIGH YIELD INDEX(1)
-----------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                           ONE YEAR      FIVE YEARS       SINCE INCEPTION
                          ----------  -----------------  -----------------
PORTFOLIO -- CLASS A....       3.03%         10.17%             11.73%
PORTFOLIO -- CLASS B....       2.79            N/A              10.74
INDEX -- CLASS A........       0.58           8.16               9.73
INDEX -- CLASS B........       0.58            N/A               8.37

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The High Yield Portfolio seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories.

For the year ended December 31, 1998, the Portfolio had a total return of 3.03% for the Class A shares and 2.79% for the Class B shares compared to a total return of 0.58% for the CS First Boston High Yield Index (the "Index"). For the five-year period ended December 31, 1998, the average annual total return of Class A shares was 10.17% compared to 8.16% for the Index. From inception on September 28, 1992 through December 31, 1998, the average annual total return of Class A shares was 11.73% compared to 9.73% for the Index. From inception on January 2, 1996 through December 31, 1998, the average annual total return of Class B shares was 10.74% compared to 8.37% for the Index. As of December 31, 1998, the Portfolio had an SEC 30-day yield of 9.76% for the Class A shares and 9.49% for the Class B shares.

The high yield market underperformed high quality bonds in 1998 by over 500 basis points. Global financial turmoil highlighted by the default of Russia and the subsequent flight to quality caused spreads to widen dramatically in the third quarter. For the year, the weakness in the third quarter outweighed strong returns for the asset class in the first and fourth quarters.

Technical factors and fear were primarily responsible for the spread widening that occurred in the third quarter. However, for the year, default rates also rose meaningfully which put pressure on specific industries. Leveraged investors including many hedge funds were forced to sell to satisfy margin calls. At the same time, dealers were under pressure to keep inventories low and net cash flows into mutual funds turned negative. Consistent with the other non-Treasury sectors of the bond market, high yield bonds rebounded strongly in

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. INVESTING IN HIGH YIELD FIXED INCOME SECURITIES, OTHERWISE KNOWN AS "JUNK BONDS" IS SPECULATIVE AND INCLUDES GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
the fourth quarter. An accommodative Fed reduced fears of a credit crunch allowing liquidity to return to this market as well. Technical conditions improved dramatically: mutual fund cash flows were strong, demand for the large number of new issues has been overwhelming, and the deleveraging so prevalent in the previous quarter appears to be over. A strong equity market and improving conditions in the emerging markets also enhanced the confidence of high yield investors in late December and early January. Uncertainty arose again however as Brazil's financial crisis heightened.

For the year ended December 31, 1998, performance results relative to the Index were negatively impacted by exposure to non-U.S. issues and an overweighting in the telecommunications sector. Positive contributions to our relative performance included: a higher average credit rating than the Index; an underweight position in cyclical and commodity sectors such as metals, paper, energy and utilities; and superior security selection across several sectors. In addition, our focus on larger capitalization public companies, which is a key tenet of our investment philosophy, helped support the domestic portion of the Portfolio.

Current sector allocation, which is driven primarily by bottom up security selection, can be described as follows. The Portfolio remains the most overweighted in the telecommunications and emerging markets sectors where we continue to find value. The Portfolio is also overweighted in the healthcare, retail and gaming sectors. We have less than Index exposure in the media and consumer as well as in the commodity and cyclical sectors. We are also finding value in securities of selected Western European issuers. As a result of our valuation discipline, the Portfolio continues to maintain an average credit quality that is higher than that of the Index, while the interest rate sensitivity is close to that of the benchmark.

Even after the recent rebound, yield spreads on high yield bonds now exceed 500 basis points over Treasuries, levels not seen since the early 1990's. During that historical period, default rates were very high (reaching 10% in 1990 and 1991), interest coverage ratios were less than 2.0 times, and there was serious concern over the health of the banking system. Today, default rates are less than 3%, coverage ratios average 2.5 times, and the U.S. financial system is better capitalized. Also, the rating agency upgrade to downgrade ratio is better today than in it was in the late 80's, and the percentage of equity in the capital structures of high yield issuers is significantly higher. Finally, cash flow continues to improve for many of the issuers we follow. In summary, prices in the high yield market continue to discount worst case outcomes/default rates that are historically very high at a time when the fundamental credit quality of most high yield issuers is quite strong and the financial system is very healthy. Consequently, we believe that high yield bonds offer compelling value, and we continue to find attractive bottom up investment opportunities using our valuation criteria.

Robert Angevine
PORTFOLIO MANAGER

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

CORPORATE BONDS AND NOTES (82.8 %)
  BANKING (0.5%)
$      972  Korea Development Bank, 6.625%, 11/21/03..........  $      865
                                                                ----------
  BROADCAST--RADIO & TELEVISION (8.4%)
       275  Adelphia Communications, Inc., Series B, 9.875%,
              3/01/07.........................................         305
    (e)400  Adelphia Communications, Inc., 8.375%, 2/01/08....         416
     1,025  Adelphia Communications, Inc., Series B, 8.375%,
              2/01/08.........................................       1,066
     2,200  CSC Holdings, Inc., 9.875%, 5/15/06...............       2,420
     2,025  CSC Holdings, Inc., 7.875%, 12/15/07..............       2,146
       910  Lenfest Communications, Inc., 7.625%, 2/15/08.....         954
     1,000  Rogers Cablesystems Ltd., Series B, 10.00%,
              3/15/05.........................................       1,120
       185  Rogers Cablesystems of America, 10.125%,
              9/01/12.........................................         204
     2,620  Rogers Cantel, Inc., 8.30%, 10/01/07..............       2,633
     1,325  Rogers Communications, Inc., 9.125%, 1/15/06......       1,378
     3,600  TV Azteca, 10.50%, 2/15/07........................       2,952
                                                                ----------
                                                                    15,594
                                                                ----------
  BUILDING MATERIALS & COMPONENTS (2.5%)
     1,730  American Standard Cos., Inc., 7.375%, 2/01/08.....       1,737
  (e)1,445  Building Materials Corp., 8.00%, 12/01/08.........       1,441
     1,400  Outdoor Systems, Inc., 8.875%, 6/15/07............       1,491
                                                                ----------
                                                                     4,669
                                                                ----------
  CHEMICALS (1.1%)
     2,000  ISP Holdings, Inc., Series B, 9.00%, 10/15/03.....       2,110
                                                                ----------
  COMPUTERS (0.4%)
  (n)1,290  Wam!Net, Inc., 0.00%, 3/01/05.....................         710
                                                                ----------
  CONSUMER STAPLES (1.3%)
     2,210  Kmart Corp., 8.80%, 7/01/10.......................       2,324
                                                                ----------
  ELECTRONICS (1.1%)
    (e)975  Hyundai Semiconductor, 8.625%, 5/15/07............         748
  (e)1,370  Samsung Electronics Co., 7.45%, 10/01/02..........       1,211
                                                                ----------
                                                                     1,959
                                                                ----------
  ENERGY (3.0%)
(e,n)1,195  Cia Energitica Sao Paulo, 9.125%, 6/26/07.........         968
  (e)1,270  Husky Oil Ltd., 8.90%, 8/15/28....................       1,262
       370  Korea Electric Power, 7.75%, 4/01/13..............         312
     1,380  Quezon Power Ltd., 8.86%, 6/15/17.................       1,028
     2,055  Snyder Oil Corp., 8.75%, 6/15/07..................       1,993
                                                                ----------
                                                                     5,563
                                                                ----------


   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

  ENTERTAINMENT & LEISURE (0.5%)
$      860  Harrahs Operating Co., Inc., 7.875%, 12/05/05.....  $      862
                                                                ----------
  ENVIRONMENTAL CONTROLS (0.8%)
  (n)1,380  Norcal Waste Systems, Inc., Series B, 13.50%,
              11/15/05........................................       1,490
                                                                ----------
  FINANCIAL SERVICES (2.5%)
  (e)1,195  Fuji JGB Investments LLC, 9.87%, 12/31/49.........         881
    (e)690  Indah Kiat Financial Mauritius, 10.00%, 7/01/07...         373
  (n)3,535  PTC International Finance BV, 0.00%, 7/01/07......       2,457
     1,320  Western Financial Bank, 8.875%, 8/01/07...........         950
                                                                ----------
                                                                     4,661
                                                                ----------
  FOOD (0.8%)
     1,425  Smithfiels Foods, Inc., 7.625%, 2/15/08...........       1,432
                                                                ----------
  GAMING & LODGING (3.5%)
     2,335  Grand Casinos, Inc., 10.125%, 12/01/03............       2,545
     2,448  Station Casinos, Inc., 10.125%, 3/15/06...........       2,583
       295  Station Casinos, Inc., 9.75%, 4/15/07.............         308
    (e)975  Station Casinos, Inc., 8.875%, 12/01/08...........         980
                                                                ----------
                                                                     6,416
                                                                ----------
  HEALTH CARE SUPPLIES & SERVICES (4.7%)
  (e)1,765  American Cellular Corp., 10.50%, 5/15/08..........       1,730
       700  Columbia/HCA Heathcare Corp., 7.00%, 7/01/07......         678
       895  Columbia/HCA Healthcare Corp., 8.13%, 8/04/03.....         917
     1,570  Columbia/HCA Healthcare Corp., 7.25%, 5/20/08.....       1,538
     1,975  Tenet Healthcare Corp., 8.625%, 1/15/07...........       2,074
  (e)1,750  Tenet Healthcare Corp., 8.125%, 12/01/08..........       1,794
                                                                ----------
                                                                     8,731
                                                                ----------
  HOSPITAL MANAGEMENT (0.9%)
  (e)1,730  Fresenius Medical Capital Trust II, 7.875%,
              2/01/08.........................................       1,721
                                                                ----------
  METALS (1.3%)
       410  Algoma Steel, Inc., (Yankee Bond), 12.375%,
              7/15/05.........................................         299
     1,050  Jet Equipment Trust, Series C-1, 11.79%,
              6/15/13.........................................       1,379
    (e)525  Jet Equipment Trust, Series 95-D, 11.44%,
              11/01/14........................................         684
    (e)910  NSM Steel, Ltd., 12.25%, 2/01/08..................         128
                                                                ----------
                                                                     2,490
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------
  MULTI-INDUSTRY (20.1%)
$    1,845  AMSC Acquisition Co., Inc., 12.25%, 4/01/08.......  $    1,145
    (e)485  Allied Waste North America, 7.875%, 1/01/09.......         491
  (e)1,950  American Commercial Lines LLC, 10.25%, 6/30/08....       1,979
       970  Asia Pulp & Paper Co., Ltd., 12.00%, 2/15/04......         461
       950  Axia, Inc., 10.75%, 7/15/08.......................         964
     2,175  CSC Holdings, Inc., 7.25%, 7/15/08................       2,216
    (e)900  Centennial Cellular, 10.75%, 12/15/08.............         904
  (e)2,150  Cex Holdings, Inc., 9.625%, 6/01/08...............       1,946
  (e)1,535  Chancellor Media Corp., 9.00%, 10/01/08...........       1,619
     1,570  Chancellor Media Corp., Series B, 8.125%,
              12/15/07........................................       1,566
       305  Comcast Cellular Corp., Series B, 9.50%,
              5/01/07.........................................         325
     1,075  Dobson Communications Corp., 11.75%, 4/15/07......       1,096
  (e)1,200  Entex Telecom Group plc, 12.50%, 8/01/06..........         840
     1,530  Glencore Nickel Property Ltd., 9.00%, 12/01/14....       1,224
  (e)1,575  Hayes Lemmerz International, Inc., 8.25%,
              12/15/08........................................       1,571
     1,300  Mosaic Re, Class A, 10.10%, 7/09/99...............       1,308
     1,640  Multicanal, 10.50%, 2/01/07.......................       1,518
     1,380  Murrin Murrin Holdings, PTY (Yankee Bond), 9.375%,
              8/31/07.........................................       1,228
       500  Musicland Group, Inc., 9.00%, 6/15/03.............         480
     2,245  Musicland Group, Inc., 9.875%, 3/15/08............       2,189
     2,345  Norampac, Inc., 9.50%, 2/01/08....................       2,392
  (e)1,970  Nortek, Inc., 8.875%, 8/01/08.....................       2,004
    (e)925  Park Place Entertainment, 7.875%, 12/15/05........         927
     1,120  Psinet, Inc., 10.00%, 2/15/05.....................       1,098
    (e)750  R&B Falcon Corp., 9.50%, 12/15/08.................         754
  (e)1,470  RBS Participacoes, 11.00%, 4/01/07................         911
    (e)388  RG Receivables Ltd., 9.60%, 2/10/05...............         311
  (e)1,185  Ras Laffan Gas Liquified Natural Gas, 8.294%,
              3/15/14.........................................         990
  (e)3,150  Vencor, Inc., 9.875%, 5/01/05.....................       2,725
                                                                ----------
                                                                    37,182
                                                                ----------
  PACKAGING & CONTAINER (0.7%)
     1,145  SD Warren Co., 12.00%, 12/15/04...................       1,248
                                                                ----------
  REAL ESTATE (1.0%)
       900  CB Richard Ellis Service Group, Inc., 8.875%,
              6/01/06.........................................         873
       965  HMH Properties, Inc., Series A, 7.875%, 8/01/05...         949
                                                                ----------
                                                                     1,822
                                                                ----------
  RETAIL-GENERAL (0.8%)
     1,725  Southland Corp., 5.00%, 12/15/03..................       1,518
                                                                ----------


   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

  TECHNOLOGY (0.6%)
$ (e)1,350  AST Research, Inc., 7.45%, 10/01/02...............  $    1,186
                                                                ----------
  TELECOMMUNICATIONS (23.4%)
(e,n)2,425  Dolphin Telecom plc, 0.00%, 6/01/08...............         873
       600  Esprit Telecom Group plc, 11.50%, 12/15/07........         621
       965  Esprit Telecom Group plc, 10.875%, 6/15/08........         979
     1,735  Flag Ltd., 8.25%, 1/30/08.........................       1,709
     2,325  Global Crossing Holdings, 9.625%, 5/15/08.........       2,441
     1,040  Globalstar Capital Corp., 11.375%, 2/15/04........         780
  (e)1,105  Globo Communicacoes e Participacoes Ltd., 10.50%,
              12/20/06........................................         713
     1,945  IXC Communications, Inc., 9.00%, 4/15/08..........       1,935
       800  Intermedia Communications, Inc., Series B, 8.50%,
              1/15/08.........................................         764
  (n)1,505  Intermedia Communications, Inc., Series B, 0.00%,
              7/15/07.........................................       1,038
     1,620  Iridium LLC/Capital Corp., Series A, 13.00%,
              7/15/05.........................................       1,482
     1,600  Level 3 Communications, Inc., 9.125%, 5/01/08.....       1,580
  (e)1,020  Metromedia Fiber Network, 10.00%, 11/15/08........       1,051
(e,n)3,050  NTL, Inc., 0.00%, 4/01/08.........................       1,891
  (n)2,585  Nextel Communications, Inc., 0.00%, 8/15/04.......       2,507
  (n)6,100  Nextel Communications, Inc., 0.00%, 9/15/07.......       3,904
  (n)1,335  Nextel Communications, Inc., 0.00%, 2/15/08.......         801
  (n)3,785  NEXTLINK Communications, Inc., 0.00%, 4/15/08.....       2,176
  (n)2,275  Occidente y Caribe Cellular, 0.00%, 3/15/04.......       1,655
  (e)1,290  Onepoint Communications Corp., 14.50%, 6/01/08....         690
     2,470  Philippine Long Distance Telephone, Global Bond,
              9.25%, 6/30/06..................................       2,347
     1,315  Primus Telecommunications Group, Inc., 9.875%,
              5/15/08.........................................       1,256
  (n)1,565  Qwest Communications International, Inc., 0.00%,
              10/15/07........................................       1,221
       331  Qwest Communications International, Inc., Series
              B, 10.875%, 4/01/07.............................         381
  (n)1,565  RCN Corp., 0.00%, 10/15/07........................         884
(e,n)2,265  RCN Corp., 0.00%, 2/15/08.........................       1,178
     (n)51  RSL Communications plc, 12.25%, 11/15/06..........          54
  (n)2,975  RSL Communications plc, 9.125%, 3/01/08...........       2,707
    (e)550  RSL Communications plc, 12.00%, 11/01/08..........         578
  (n)1,440  RSL Communications plc, 0.00%, 3/01/08............         810
  (n)3,450  Rhythms Netconnections, 0.00%, 5/15/08............       1,665
  (n)1,070  Viatel, Inc., 0.00%, 4/15/08......................         607
                                                                ----------
                                                                    43,278
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------
  TRANSPORTATION (1.0%)
$    1,760  Hermes Europe Railtel BV, 11.50%, 8/15/07.........  $    1,857
                                                                ----------
  UTILITIES (1.9%)
     1,780  AES Corp., 8.50%, 11/01/07........................       1,807
       496  Niagara Mohawk Power Corp., Series G, 7.75%,
              10/01/08........................................         542
  (n)1,420  Niagara Mohawk Power Corp., Series H, 0.00%,
              7/01/10.........................................       1,093
                                                                ----------
                                                                     3,442
                                                                ----------
TOTAL CORPORATE BONDS AND NOTES (Cost $162,590)...............     153,130
                                                                ----------
ASSET BACKED SECURITIES (5.8%)
  AEROSPACE & DEFENSE (0.9%)
     1,751  Aircraft Lease Portfolio Securitization Ltd.,
              Series 96-1 P1, Class D, 12.75%, 6/15/06........       1,751
                                                                ----------
  BANKING (0.6%)
(e,n)1,110  SB Treasury Co. LLC, 9.40%, 12/29/49..............       1,052
                                                                ----------
  FINANCIAL SERVICES (4.3%)
  (e)1,659  CA FM Lease Trust, 8.50%, 7/15/17.................       1,841
     1,114  DR Securitized Finance, Series 93-K1, Class A1,
              6.66%, 8/15/10..................................       1,057
     2,262  DR Securitized Finance, Series 94-K1, Class A1,
              7.60%, 8/15/07..................................       2,252
     1,175  DR Securitized Finance, Series 94-K1, Class A2,
              8.375%, 8/15/15.................................       1,156
    (e)875  FMAC Loan Receivables Trust, Series 96-B, Class C,
              (Floating Rate), 7.929%, 11/01/18...............         665
     1,033  Long Beach Auto, Series 97-1, Class B, 14.22%,
              10/26/03........................................       1,027
                                                                ----------
                                                                     7,998
                                                                ----------
TOTAL ASSET BACKED SECURITIES (Cost $10,293)..................      10,801
                                                                ----------
SOVEREIGN & EMERGING MARKETS (6.6%)
  (n)1,830  CTI Holdings, 0.00%, 4/15/08......................         824
  (e)1,235  Cathay International Ltd., 13.00%, 4/15/08........         463
       815  Grupo Minero Mexico, 8.25%, 4/01/08...............         701
     1,010  Indah Kiat International Finance, 10.00%,
              7/01/07.........................................         545
       830  Multicanal, 10.50%, 4/15/18.......................         693
     2,445  Pindo Deli Financial Mauritius, 10.75%,
              10/01/07........................................       1,271
     1,908  Republic of Argentina, (Floating Rate), (Bearer),
              6.188%, 3/31/05.................................       1,632
  (e)1,410  Samsung Electronics America, 9.75%, 5/01/03.......       1,337
     3,140  Republic of Argentina, 6.188%, 3/31/05............       2,684
     2,480  Satelites Mexicanos, 10.125%, 11/01/04............       2,034
                                                                ----------
TOTAL SOVEREIGN & EMERGING MARKETS (Cost $14,774).............      12,184
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (0.7%)
  DIVERSIFIED (0.7%)
    12,500  Sinclair Capital..................................  $    1,331
                                                                ----------
  FOOD SERVICE & LODGING (0.0%)
(a,e)1,300  Motels of America, Inc............................          14
                                                                ----------
TOTAL COMMON STOCKS (Cost $1,341).............................       1,345
                                                                ----------
PREFERRED STOCKS (1.7%)
  TELECOMMUNICATIONS (1.7%)
  (a)7,190  Concentric Network Corp...........................         615
  (a)1,345  IXC Communications, Inc., Series B, PIK, 12.50%,
              8/15/09.........................................       1,372
  (a)9,500  Paxson Communications Corp., PIK, 13.25%,
              11/15/06........................................         831
  (e)3,311  Paxson Communications Corp., PIK, 9.75%,
              12/31/06........................................         324
    (a)551  Viatel, Inc., Class A, 10.00%, 4/15/10............           3
                                                                ----------
TOTAL PREFERRED STOCKS (Cost $3,146)..........................       3,145
                                                                ----------

  NO. OF
 WARRANTS
----------

WARRANTS (0.2%)
  COMPUTER (0.0%)
  (a)3,870  Wam!Net, Inc., expiring 3/1/05....................           3
                                                                ----------
  METALS (0.0%)
(a,e)576,115 NSM Steel Ltd., Inc., expiring 2/1/08.............          1
                                                                ----------
  TELECOMMUNICATIONS (0.2%)
(a,e)1,845  American Mobile Satellite Corp., expiring
              4/1/08..........................................           1
  (a,e)130  Concentric Network Corp., expiring 12/15/07.......           2
  (a,e)600  Globalstar Telecommunications Ltd., expiring
              2/15/04.........................................          33
  (a,e)605  Iridium World Communications, Inc., expiring
              07/15/05........................................          92
(a,n)2,800  Nextel Communications, Inc., expiring 4/25/99.....          --
(a,d,e)9,100 Occidente y Caribe Cellular, expiring 3/15/04.....        159
  (a)1,290  Onepoint Communications Corp., expiring 6/1/08....          --
(a,e)1,024  Paxson Communications Corp., expiring 6/30/03.....          --
 (a)13,800  Rhythms Net Connections...........................          10
                                                                ----------
                                                                       297
                                                                ----------
TOTAL WARRANTS (Cost $11).....................................         301
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (0.6%)
  REPURCHASE AGREEMENT (0.6%)
$    1,111  Chase Securities, Inc. 4.45%, dated 12/31/98, due
              1/04/99, to be repurchased at $1,112,
              collateralized by U.S. Treasury Bonds, 8.75%,
              due 5/15/17, valued at $1,136 (Cost $1,111).....  $    1,111
                                                                ----------
TOTAL INVESTMENTS (98.4%) (Cost $193,266).....................     182,017
                                                                ----------

  OTHER ASSETS (2.2%)
    Interest Receivable...........................  $    3,526
    Receivable for Investments Sold...............         482
    Other.........................................           9       4,017
                                                    ----------
  LIABILITIES ( - 0.6%)
    Payable for Portfolio Shares Redeemed.........        (656)
    Investment Advisory Fees Payable..............        (175)
    Distribution Fees Payable.....................         (34)
    Administrative Fees Payable...................         (24)
    Directors' Fees and Expenses Payable..........          (8)
    Custodian Fees Payable........................          (4)
    Other Liabilities.............................         (92)       (993)
                                                    ----------  ----------
  NET ASSETS (100.0%).........................................  $  185,041
                                                                ----------
                                                                ----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  197,037
Accumulated Net Investment Loss...............................          (7)
Accumulated Net Realized Loss.................................        (740)
Unrealized Depreciation on Investments........................     (11,249)
                                                                ----------
Net Assets....................................................  $  185,041
                                                                ----------
                                                                ----------


                                                                  AMOUNT
                                                                  (000)
  ------------------------------------------------------------------------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $128,237
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 11,930,586 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).............................      $10.75
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $56,804
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,295,871 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $10.73
                                                                ----------
                                                                ----------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1998. Maturity date disclosed is the ultimate maturity date.
PIK   --  Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1998.

At December 31, 1998, approximately 89% of the Portfolio's net assets consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Rate Instruments      99.9%
Other                        0.1%

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               MUNICIPAL BOND PORTFOLIO-CLASS
                                              A                 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(1)
1/18/95*                                              $500,000                                        $500,000
12/31/95                                              $544,000                                        $560,150
12/31/96                                              $563,965                                        $584,629
12/31/97                                              $604,852                                        $629,470
12/31/98                                              $638,240                                        $668,623
* Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE LEHMAN BROTHERS
7-YEAR MUNICIPAL BOND INDEX(1)
------------------------------------------

                                            TOTAL RETURNS(2)
                                     -------------------------------
                                         ONE        AVERAGE ANNUAL
                                         YEAR       SINCE INCEPTION
                                     ------------  -----------------
PORTFOLIO -- CLASS A...............        5.52%           6.37%
INDEX..............................        6.22            7.64

1. The Lehman 7-Year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Municipal Bond Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

For the year ended December 31, 1998, the Portfolio had a total return of 5.52% for the Class A shares compared to a total return of 6.22% for the Lehman Brothers 7-Year Municipal Bond Index (the "Index"). From inception on January 18, 1995 through December 31, 1998, the average annual total return of Class A shares was 6.37% compared to 7.64% for the Index. As of December 31, 1998, the Portfolio had an SEC 30-day yield of 4.10% for the Class A shares.

Through all the turbulence of 1998, the municipal bond market managed to turn in positive performance during each quarter of the year. Municipals performed well, however the market was not able to keep pace with a runaway U.S. Treasury market. During the year, the Portfolio maintained an average maturity of just over eight years, slightly longer than the Index. The Portfolio is conservatively structured, with holdings mainly comprised of AAA and AA-rated premium coupon bonds. In this low interest rate environment, we have maintained a structure in the Portfolio that provides investors with a relatively high current yield.

At the beginning of 1998, the fixed income markets were focused primarily on events in Asia and the potential impact on the global economy and financial markets. By mid-year, the combination of the Russian economic situation, southeast Asia political turmoil and the volatile dollar/yen relationship sent investors worldwide running for cover, with the U.S. Treasury market the investment of choice. Municipal bonds benefited from the global chaos as well, although to a slightly lesser degree. By September, the combination of troubled economies in Russia, Japan and Southeast Asia and the near-collapse of Long Term Capital Management, a large hedge fund, caused the Federal

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
Municipal Bond Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (CONT.)
Reserve to react. The Fed voted at their September 29 FOMC meeting to ease monetary policy via a 25 basis point reduction in the targeted Federal Funds Rate. The FOMC voted to lower the Fed Funds Rate by 25 basis points two more times before year end, with the first move in October and the second in November. The year ended with the Federal Funds Rate at 4.75%. The Fed's moves were preemptive steps intended to reduce the likelihood of a domestic recession, as well as to foster a more orderly and liquid market for securities other than the most currently issued (i.e., "on-the-run") Treasury securities. These moves helped to restore investor confidence and market liquidity across the fixed income universe after the "flight-to-quality" hysteria witnessed earlier in the year. Recent economic data suggest that the U.S. economy continued to exhibit surprising resiliency as the year came to a close despite the lingering effects of a difficult global economic and financial market environment. The strength of most domestic economic indicators prompted the Federal Reserve to leave monetary policy unchanged at its late December FOMC meeting, and there is reason to believe that the Fed has shifted from a clearly accommodative bias toward a neutral posture at this time

The bellwether 30-year Treasury bond closed the year at a yield of 5.1%. While this was above the low yield of 4.7% recorded in early October at the height of the market turmoil, it was well below the 6% yields prevailing on long-term Treasuries toward the end of 1997. Long AAA-rated municipals ended the year yielding 4.94%, slightly below the yield at the beginning of the year. Municipals ended the year at the high end of their recent ratio to Treasuries, providing the potential for attractive returns if and when the spreads return to a more normal relationship.

It was a good year for the municipal bond market. New issue volume, at $284 billion, was just short of the record level set in 1993. Although refunding volume was strong due to the low interest rate environment, new money issuance was the real story behind the robust new issue market. Bonds issued for educational purposes led the way. For years, municipalities couldn't get bond issues passed for school improvements. Overcrowded schools, large class size and trailers for classrooms across the country seemed to finally get the public moved to do something. During 1998, $61 billion of bonds were issued for educational purposes. Overall volume for 1999 is expected to be slightly lower than 1998, but there still will be plenty of bonds to go around. Going into 1999, we expect to maintain the average maturity of the Portfolio at approximately 8 years. The Portfolio begins 1999 with a slightly barbelled structure; currently we see value in high quality municipal bonds in the 3-5 year range on the shorter end and 11-15 years on the longer end of the yield curve.

Lori A. Cohane
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (99.9%)
  FIXED RATE INSTRUMENTS (99.9%)
$ 1,000    California State, Department of Water Revenue
             Bonds, Series Q, 6.00%, 12/01/10...............  $  1,159
  1,720    City of Dallas, Texas, General Obligation Bonds,
             6.00%, 2/15/06.................................     1,921
  1,500    Connecticut State, General Obligation Bonds,
             Series E, 6.00%, 3/15/12.......................     1,735
  1,275    Connecticut State, Housing Finance Authority,
             Revenue Bonds, Sub. Series D-1, 6.20%,
             5/15/17........................................     1,350
    525    Delaware Transit Authority 5.75%, 7/01/08........       565
    500    Fairfax County, Virginia, Water Authority Revenue
             Bonds, 6.00%, 4/01/22 Prerefunded 4/01/07 at
             102............................................       574
  1,500    Florida State Board of Education, Capital Outlay,
             Public Education, General Obligation Bonds,
             6.40%, 6/01/19.................................     1,626
    160    Georgia State, General Obligation Bonds, Series
             B, 6.00%, 3/01/12..............................       185
    500    Georgia State, General Obligation Bonds, Series
             F, 6.50%, 12/01/06.............................       583
  1,000    Gwinnett County, Georgia, General Obligation
             Bonds, 6.00%, 1/01/11..........................     1,089
  1,000    Hawaii State, General Obligation Bonds, Series
             CJ, 6.20%, 1/01/12 Prerefunded 1/01/05 at
             100............................................     1,118
    570    Huntsville, Alabama, General Obligation Bonds,
             Series A, 5.50%, 2/01/20.......................       590
  1,000    Kentucky State Housing Corp., Revenue Bonds,
             Series A, 6.00%, 7/01/10.......................     1,065
  1,625    Michigan State Housing Development Authority,
             Revenue Bonds, Series A, 6.75%, 12/01/14.......     1,752
  1,400    Mississippi State, General Obligation Bonds,
             6.00%, 2/01/09 Prerefunded 2/01/05 at 100......     1,549
  2,000    Municipal Assistance Corp. for City of New York,
             NY, Revenue Bonds, 6.00%, 7/01/04..............     2,203
    960    Ohio State, Housing Finance Agency, Residential
             Mortgage Revenue Bonds, Series A-1, 6.20%,
             9/01/14........................................     1,034
  1,000    Orlando, Florida, Utilities Commission Water &
             Electric, Revenue Bonds, Series D, 6.75%,
             10/01/17.......................................     1,224
    600    Salt Lake City, Utah, General Obligation Bonds,
             6.375%, 6/15/11................................       635
  1,385    Shelby County, Tennessee, General Obligation
             Bonds, Series B, 5.50%, 8/01/10................     1,532
  1,500    Texas State, Public Finance Authority, Series A,
             5.95%, 10/01/15 Prerefunded 4/01/05 at 100.....     1,658
  1,550    Triborough Bridge & Tunnel Authority, New York,
             Revenue Bonds, Series Y, 6.00%, 1/01/12........     1,782


 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------
$ 1,000    Utah State, Housing Financing Agency, Single
             Family Mortgage Revenue Bonds, Series G-1,
             Class I, 5.50%, 7/01/16........................  $  1,035
  1,000    Virginia Beach, Virginia, General Obligation
             Bonds, 6.00%, 9/01/10 Prerefunded 9/01/04 at
             102............................................     1,121
    500    Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds, Series B,
             6.60%, 1/01/12.................................       539
  1,000    Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds, Series B,
             6.65%, 1/01/13.................................     1,000
  1,000    Washington State, General Obligation Bonds,
             Series B, 6.40%, 6/01/17.......................     1,188
  1,440    Wisconsin State, Clean Water Revenue Bonds,
             Series 1, 6.875%, 6/01/11......................     1,773
  1,115    Wisconsin State, General Obligation Bonds, Series
             2, 5.125%, 11/01/11............................     1,193
                                                              --------
  TOTAL FIXED RATE INSTRUMENTS (Cost $32,727)...............    34,778
                                                              --------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $32,727).................    34,778
                                                              --------
TOTAL INVESTMENTS (99.9%) (Cost $32,727)....................    34,778
                                                              --------

OTHER ASSETS (1.9%)
  Cash..............................................  $    58
  Interest Receivable...............................      585
  Other.............................................        1         644
                                                      -------
LIABILITIES ( - 1.8%)
  Payable for Shares Redeemed.......................     (573)
  Investment Advisory Fees Payable..................       (7)
  Administrative Fees Payable.......................       (6)
  Director's Fees & Expenses Payable................       (3)
  Custodian Fees Payable............................       (1)
  Other Liabilities.................................      (25)       (615)
                                                      -------   ---------
NET ASSETS (100%)............................................   $  34,807
                                                                ---------
                                                                ---------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  32,599
Accumulated Net Investment Loss...............................         (3)
Accumulated Net Realized Gain.................................        160
Unrealized Appreciation on Investments........................      2,051
                                                                ---------
NET ASSETS....................................................  $  34,807
                                                                ---------
                                                                ---------

CLASS A:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,346,930 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $10.40
                                                                ---------
                                                                ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Bond Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
Prerefunded Bonds -- Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.

------------------------------------------------------------
           SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE CLASSIFICATION

                                          VALUE     PERCENT OF
STATE                                     (000)     NET ASSETS
---------------------------------------------------------------
Alabama................................  $    592          1.7%
California.............................     1,159          3.3
Connecticut............................     3,085          8.9
Delaware...............................       566          1.6
Florida................................     2,850          8.2
Georgia................................     1,857          5.3
Hawaii.................................     1,117          3.2
Kentucky...............................     1,065          3.1
Michigan...............................     1,752          5.0
Mississippi............................     1,549          4.5
New York...............................     3,985         11.4
Ohio...................................     1,034          3.0
Tennessee..............................     1,532          4.4
Texas..................................     3,579         10.3
Utah...................................     1,670          4.8
Virginia...............................     3,233          9.3
Washington.............................     1,188          3.4
Wisconsin..............................     2,965          8.5
                                         --------          ---
                                         $ 34,778         99.9%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bankers Acceptance                         0.5%
Certificates of Deposit                   19.9%
Commercial Paper                          58.0%
Corporate Floating Rate Notes             13.6%
U.S. Government & Agency Obligations       5.4%
Other                                      2.6%

COMPARATIVE MONTHLY AVERAGE YIELDS
--------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Money Market Portfolio 30 day
                                        yields    IBC Money Fund Comparable Yields
Jan-98                                   5.26%                               5.24%
Feb-98                                   5.21%                               5.17%
Mar-98                                   5.16%                               5.16%
Apr-98                                   5.15%                               5.15%
May-98                                   5.14%                               5.12%
Jun-98                                   5.16%                               5.13%
Jul-98                                   5.15%                               5.14%
Aug-98                                   5.15%                               5.14%
Sep-98                                   5.16%                               5.11%
Oct-98                                   5.07%                               4.87%
Nov-98                                   4.89%                               4.73%
Dec-98                                   4.74%                               4.64%

------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have remaining maturities of 397 days or less. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 1998 were 4.74% and 4.85%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

Over the past year, several global economies around the world experienced severe economic difficulties. Long standing problems in emerging markets led to the economic collapse of Thailand, Indonesia, Korea, and ultimately Russia. This market upheaval was so pronounced that it affected credit spreads in developed countries as well. Risk premiums for most G-7 commercial assets widened dramatically, regardless of credit quality. As investors grew more concerned with credit risk and liquidity, global capital gravitated toward `AAA' rated assets such as U.S. Government bonds and U.S. Agency notes. U.S. money market securities also experienced an inflow of capital, although on a more limited basis.

While Asian economies were stumbling, real gross domestic product in the U.S. expanded at a rate of about 3.5%, almost as strong as the previous year. In spite of this growth, inflation at the CPI level was relatively non-existent as softer global commodity prices and inexpensive imports limited domestic pricing power. In fact, deflationary fears began to surface as the PPI drifted into negative territory this year. Low inflation helped interest rates to decline, but the dollar remained strong, aided by the aforementioned global flight to quality.

Looking ahead to 1999, U.S. inflationary risks appear to remain low and controlled. Inflation is likely to move up slightly next year, but the overall level will stay low enough to ensure high and attractive domestic real rates. Until foreign economies begin to

--------------------------------------------------------------------------------
Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)
stimulate growth, overseas demand for U.S. goods will remain low, especially in a strong dollar environment keeping inflation in check.

In managing the Portfolio over the past year, we implemented a conservative credit strategy. By buying top-tier commercial paper and high-grade certificates of deposit further out on the money market curve, the Portfolio was able to take full advantage of three successive 25 basis point easings by the Federal Reserve in the fourth quarter. We also increased our holdings in variable rate securities issued by high-quality, investment grade credits in order to capture the attractive credit spreads offered in this asset class.

Currently the money market curve is flat and no longer prices in anticipated easings, or even much tightening by the Federal Reserve. At this point it is unlikely that the Federal Reserve will raise interest rates in the next several months. On the other hand, if the global crisis continues and rates are lowered to add more liquidity to the market, investors may be rewarded for extending the maturity of their portfolios by locking into higher rates now. We therefore feel that extending the Portfolio's maturity slightly heading into 1999 has more upside return potential with less downside risk.

Abigail Jones Feder
PORTFOLIO MANAGER

Daniel M. Niland
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS (97.4%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (5.4%)
     AGENCY FLOATING RATE NOTES (5.4%)
$40,000    Federal Farm Credit Bank, Series 1
             4.76%, 2/10/99.................................  $    39,999
 20,000    Federal Home Loan Bank
             5.13%, 4/09/99.................................       19,998
           Federal Home Loan Mortgage Corp.:
 10,000    4.84%, 1/26/99...................................       10,000
 22,000    5.36%, 4/21/99...................................       21,996
 13,000    Federal National Mortgage Assoc.
             4.70%, 7/26/99.................................       12,992
                                                              -----------
  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $104,985).........................................      104,985
                                                              -----------
  BANKERS ACCEPTANCE (0.5%)
     BANKS (0.5%)
 10,000    Nations Bank 5.02%, 2/22/99 (Cost $10,000).......       10,000
                                                              -----------
  COMMERCIAL PAPER (58.0%)
     AUTOMOTIVE (9.5%)
 20,000    Associates Corp. of North America 5.32%,
             1/27/99........................................       19,923
 20,000    Associates Corp. of North America 5.01%,
             2/12/99........................................       19,883
 10,000    Associates Corp. of North America 5.00%,
             3/19/99........................................        9,893
 15,000    Daimler Benz North America Corp. 5.10%,
             2/23/99........................................       14,887
 30,000    Daimler Benz North America Corp. 4.98%,
             3/17/99........................................       29,689
 18,000    Daimler Benz North America Corp. 5.04%,
             3/25/99........................................       17,791
 27,000    General Motors Acceptance Corp. 5.04%, 2/05/99...       26,868
 15,000    General Motors Acceptance Corp. 5.25%, 2/16/99...       14,899
 12,000    General Motors Acceptance Corp., Series MTN
             5.16%, 8/26/99.................................       11,997
 21,000    Toyota Motor Credit Corp. 5.10%, 2/05/99.........       20,896
                                                              -----------
                                                                  186,726
                                                              -----------
     BANKS (14.7%)
 19,000    Bank of America 5.34%, 3/22/99...................       19,000
 25,000    Bank of America 4.91%, 4/09/99...................       24,666
 20,000    Bank One Corp. 4.79%, 6/14/99 4.72%, 6/14/99.....       19,994
 25,000    Chase Manhattan Bank 4.95%, 3/31/99..............       24,694
 25,000    Chase Manhattan Bank 4.89%, 4/30/99..............       24,596
 15,000    Commerzbank AG, New York 5.47%, 1/22/99..........       14,952
 10,500    First Chicago 5.05%, 1/22/99.....................       10,469
 16,700    Royal Bank of Scotland 4.83%, 6/11/99............       16,339
 27,000    SunTrust Banks, Inc. 5.04%, 3/16/99..............       26,721
 21,000    SunTrust Banks, Inc. 5.04%, 3/18/99..............       20,777
 25,000    Toronto Dominion Australian 5.35%, 1/15/99.......       24,948
 25,000    Wachovia Bank 5.15%, 1/14/99.....................       24,954
 20,000    Westdeutsche Landesbank 5.05%, 1/29/99...........       19,921
 15,000    Westdeutsche Landesbank 5.23%, 2/03/99...........       14,928
                                                              -----------
                                                                  286,959
                                                              -----------


 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
     CONSUMER STAPLES (5.4%)
$20,000    Clorox Co. 5.13%, 2/17/99........................  $    19,866
 20,200    Glaxo Wellcome plc 5.20%, 2/19/99................       20,057
 21,000    Heinz (H.J.) Co. 5.17%, 2/02/99..................       20,904
 25,000    Johnson & Johnson 4.85%, 6/28/99.................       24,400
  4,100    Kellogg Co. 5.03%, 3/15/99.......................        4,058
 16,000    Pfizer, Inc. 5.2%, 2/03/99.......................       15,924
                                                              -----------
                                                                  105,209
                                                              -----------
     DIVERSIFIED (1.7%)
 13,000    Xerox Corp. 5.10%, 3/19/99.......................       12,858
 20,900    Xerox Corp. 4.97%, 4/06/99.......................       20,626
                                                              -----------
                                                                   33,484
                                                              -----------
     FINANCE (11.7%)
 25,000    CIT Group Holdings, Inc. 5.15%, 2/02/99..........       24,886
 21,500    Ford Motor Credit Corp. 5.05%, 1/20/99...........       21,443
 25,000    Goldman Sachs & Co. 4.90%, 5/28/99...............       24,500
 20,000    Household Finance, Inc. 5.15%, 2/12/99...........       19,880
 26,000    ING US Funding 4.86%, 5/20/99....................       25,512
 13,700    International Lease Finance Corp. 5.07%,
             2/22/99........................................       13,600
 20,000    Merrill Lynch & Co. 5.26%, 3/12/99...............       19,795
 10,000    Merrill Lynch & Co. 5.03%, 3/24/99...............        9,885
 20,000    Merrill Lynch & Co. 5.45%, 4/23/99...............       19,661
 50,000    Norwest Corp. Ser J Mtn 5.55%, 8/31/99...........       49,984
                                                              -----------
                                                                  229,146
                                                              -----------
     INSURANCE (8.4%)
 25,350    General Reinsurance Corp. 5.13%, 2/5/99..........       25,224
 20,000    Metlife Funding, Inc. 5.25%, 2/10/99.............       19,883
 24,889    Metlife Funding, Inc. 5.15%, 2/16/99.............       24,725
 20,000    Prudential Funding Corp. 5.05%, 1/20/99..........       19,947
 20,000    Prudential Funding Corp. 5.06%, 3/12/99..........       19,803
  9,000    USAA Capital Corp. 5.23%, 1/19/99................        8,976
 10,000    USAA Capital Corp. 5.15%, 2/01/99................        9,956
 22,250    USAA Capital Corp. 5.20%, 2/05/99................       22,138
 14,200    USAA Capital Corp. 4.91%, 2/24/99................       14,095
                                                              -----------
                                                                  164,747
                                                              -----------
     TECHNOLOGY (3.8%)
 25,000    Cargill, Inc. 4.88%, 5/20/99.....................       24,529
 20,000    General Electric Capital Corp. 5.06%, 2/12/99....       19,882
 31,000    General Electric Capital Corp. 5.13%, 2/25/99....       30,757
                                                              -----------
                                                                   75,168
                                                              -----------
     UTILITIES (2.8%)
 25,000    National Rural Utilities, Cooperative Finance
             Corp. 5.02%, 3/26/99...........................       24,707
  7,700    National Rural Utilities, Cooperative Finance
             Corp. 5.10%, 3/11/99...........................        7,625
 22,000    Southern California Edison Co. 5.03%, 3/15/99....       21,775
                                                              -----------
                                                                   54,107
                                                              -----------
    TOTAL COMMERCIAL PAPER
      (Cost $1,135,546).....................................    1,135,546
                                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
  CORPORATE FLOATING RATE NOTES (13.6%)
     BANKS (8.8%)
$20,000    Abbey National Treasury Services 5.48%,
             2/17/99........................................  $    19,998
 30,000    Abbey National Treasury Services 5.49%,
             6/15/99........................................       29,986
 17,000    Bank One Columbus, 5.24%, 10/25/99...............       17,009
 22,000    Citicorp, Series E, 5.20%, 9/17/99...............       22,000
 37,000    Credit Suisse, First Boston 5.30%, 2/09/99.......       37,000
 10,000    First Union National Bank 4.70%, 5/17/99.........       10,000
 33,000    Morgan Guaranty Trust Co., 5.57%, 9/27/99........       32,990
  5,000    NationsBank Corp. Series B, MTN 5.44%,
             11/18/99.......................................        5,008
                                                              -----------
                                                                  173,991
                                                              -----------
     CONSUMER GOODS (1.2%)
 23,000    Pepsico, Inc., Series MTN 5.21%, 8/19/99.........       22,984
                                                              -----------
     FINANCE (1.0%)
  9,000    CIT Group Holdings, Inc., 6.10%, 8/09/99.........        9,051
 10,000    J.P. Morgan & Co., Series A 5.75%, 3/10/99.......       10,000
                                                              -----------
                                                                   19,051
                                                              -----------
     INSURANCE (2.6%)
 50,000    Allmerica Financial 5.28%, 10/20/99..............       50,000
                                                              -----------
  TOTAL CORPORATE FLOATING RATE NOTES
    (Cost $266,026).........................................      266,026
                                                              -----------
  CERTIFICATES OF DEPOSIT (19.9%)
     BANKS (19.9%)
 24,000    Bank of Austria, New York 5.74%, 4/26/99.........       23,997
 25,000    Bank of Austria (Yankee) 5.72%, 4/19/99..........       25,026
 20,000    Bank of Nova Scotia (Yankee) 5.00%, 6/01/99......       20,000
 13,000    Barclays Bank plc, New York 5.65%, 3/02/99.......       12,999
 25,000    Bayerishe Landesbank, New York 5.56%, 6/29/99....       24,991
 20,000    Canadian Imperial Bank, New York 4.87%,
             4/16/99........................................       20,000
 18,000    Commerzbank AG, New York 5.55%, 2/11/99..........       17,999
 10,000    Commerzbank AG, New York 5.41%, 3/11/99..........       10,007
 18,000    Credit Agricole Indosuez (Yankee) 5.66%,
             3/29/99........................................       17,996
 10,000    Credit Suisse, First Boston 5.60%, 2/11/99.......       10,000
 19,000    Deutsche Bank, New York 5.55%, 2/11/99...........       18,999
 20,100    Deutsche Bank, New York 5.62%, 2/26/99...........       20,099
 14,000    Deutsche Bank (Yankee) 5.74%, 4/23/99............       14,000
 20,000    National Westminster Bank 5.74%, 5/07/99.........       20,000
 23,000    Rabobank Nederland N.V., 5.70%, 4/20/99..........       22,996
  5,700    Rabobank Nederland N.V., (Yankee) 5.58%,
             8/18/99........................................        5,720
 25,300    Royal Bank of Canada, New York 5.56%, 6/29/99....       25,291
 10,000    Soceite Generale Bank, New York 5.30%, 1/19/99...       10,000
 20,000    Soceite Generale Bank, New York 5.795%,
             4/27/99........................................       19,996
 20,000    Soceite Generale Bank, New York 5.54%, 5/20/99...       19,995


 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
$15,000    Swiss Bank (Yankee) 5.65%, 3/24/99...............  $    14,998
 15,250    UBS Finance, Inc. (Yankee) 5.32%, 2/10/99........       15,250
                                                              -----------
  TOTAL CERTIFICATES OF DEPOSIT
    (Cost $390,359).........................................      390,359
                                                              -----------
TOTAL MONEY MARKET INSTRUMENTS (Cost $1,906,916)............    1,906,916
                                                              -----------
SHORT TERM INVESTMENT (1.0%)
     REPURCHASE AGREEMENT (1.0%)
 20,062    J.P. Morgan & Co. 4.85%, dated 12/31/98, due
             1/04/99, to be repurchased at $20,073,
             collateralized by U.S. Treasury Notes, 6.375%,
             due 3/31/01, valued at $20,497 (Cost
             $20,062).......................................       20,062
                                                              -----------
TOTAL INVESTMENTS (98.4%) (Cost $1,926,978).................    1,926,978
                                                              -----------

OTHER ASSETS (8.2%)
  Cash.............................................  $      224
  Receivable for Portfolio Shares Sold.............     144,120
  Interest Receivable..............................      15,955
  Other............................................          47       160,346
                                                     ----------
LIABILITIES ( - 6.6%)
  Payable for Portfolio Shares Redeemed............    (127,134)
  Investment Advisory Fees Payable.................      (1,436)
  Administrative Fees Payable......................        (256)
  Dividends Payable................................        (129)
  Directors' Fees & Expenses Payable...............         (83)
  Custodian Fees Payable...........................          (4)
  Other Liabilities................................        (105)     (129,147)
                                                     ----------   -----------
NET ASSETS (100%)..............................................   $ 1,958,177
                                                                  -----------
                                                                  -----------

                                                                    AMOUNT
                                                                     (000)
                                                                  -----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................   $ 1,958,581
Undistributed Net Investment Income...........................             4
Accumulated Net Realized Loss.................................          (408)
                                                                 -----------
NET ASSETS....................................................   $ 1,958,177
                                                                 -----------
                                                                 -----------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,959,720,313 outstanding $0.001 par value
  shares (authorized 4,000,000,000 shares)....................         $1.00
                                                                 -----------
                                                                 -----------

------------------------------------------------------------

MTN   --  Medium Term Note
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at December 31, 1998.
Maturity dates disclosed for Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Interest rates disclosed for Commercial Paper and Agency Discount Notes represent effective yields at December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial Paper                33.2%
Daily Variable Rate Bonds       24.0%
Notes                            9.8%
Weekly Variable Rate Bonds      29.3%
Other                            3.7%

COMPARATIVE MONTHLY AVERAGE YIELDS
--------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Municipal Money Market Portfolio 30 day
                                                 yields   IBC Municipal Money Fund Comparable yields
Jan-98                                            3.21%                                        3.09%
Feb-98                                            2.91%                                        2.84%
Mar-98                                            2.80%                                        2.79%
Apr-98                                            3.03%                                        3.25%
May-98                                            3.24%                                        3.34%
Jun-98                                            3.16%                                        3.13%
Jul-98                                            3.06%                                        2.90%
Aug-98                                            2.94%                                        2.87%
Sep-98                                            2.92%                                        2.94%
Oct-98                                            3.01%                                        2.89%
Nov-98                                            2.79%                                        2.72%
Dec-98                                            2.78%                                        2.73%

------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio's investment objectives are to maximize current income that is exempt from Federal income tax and preserve capital while maintaining high levels of liquidity through investing in high quality municipal money market instruments which earn interest exempt from Federal income tax in the opinion of bond counsel for the issuer. The Portfolio will purchase only securities having a remaining maturity of one year or less. Under normal circumstances, the Portfolio will invest at least 80% of its assets in tax-exempt municipal securities. Additionally, the Portfolio will not purchase private activity bonds, the interest from which is subject to alternative minimum tax. Interest on tax-exempt municipal securities may be subject to state and local taxes. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Municipal Money Market Portfolio as of December 31, 1998 were 3.10% and 3.15%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at December 31, 1998, assuming Federal income tax rate of 39.6% (maximum rate) were 5.13% and 5.22%, respectively. The seven day yields are not necessarily indicative of future performance.

In general during the first half of 1998, the municipal money market did not track the movements experienced in the taxable market. The taxable market was driven by economic data releases in the United States as well as the Asian crisis. Instead the municipal market was driven by shifts in supply and demand as corporations moved between the taxable and tax-exempt sectors depending upon where they could find the most attractive yields. Although the municipal money market curve was flat throughout much of the first half of 1998, the variable rate demand securities experienced dramatic swings of as much as 300 basis points in rates. These declines in the coupons for daily and weekly variable rate demand securities were precipitated by pronounced decreases in supply of paper. Each time rates declined, the taxable "crossover" buyers moved out of the tax-exempt sector. This

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

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[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
created a dramatic increase in supply forcing dealers to increase rates and return the curve to its characteristic flat shape.

The municipal money market sector was slow to react to the events in the world economies that created a powerful "flight to quality" rally in the US Treasury market. In fact on a relative basis the municipal money market sector represented attractive value when compared to the taxable market. For example, in the month of August the one year Treasury note yield declined almost 50 basis points while one year tax-exempts rallied only about 15 basis points. Although the tax-exempt money market curve was flat for much of the third quarter, the market inverted toward the end of September with overnights yielding over 4.0%, 60-70 basis points over the one year portion of the curve.

As spreads in the taxable market rebounded in the fourth quarter, the tax-exempt market, again, did not react in any meaningful way as in the third quarter. In fact, not until November when the Federal Reserve cut the target for the Federal Funds rate by 25 basis points (the third decrease in 1998) did we see any decrease in municipal money market yields. The lower yields and generally flat curve shape persisted until the last week of December when the curve inverted as it had in late September. This time overnight variable rate demand instruments' yields soared to levels in excess of 5% thus eclipsing those found in the taxable market.

The asset size of the Portfolio increased over 18% in 1998. The Portfolio finished the year with net assets of $991 million. Overall the asset allocation throughout the year remained consistent. Commercial paper ranged from 30-40%, tax-exempt notes ranged from 5-16%, and daily and weekly variable rate puttable issues fluctuated more than the other sectors with allocations ranging between 40% and 60% of the Portfolio. Because of the relatively flat shape of the curve for most of the year, the Portfolio maintained a relatively short weighted average maturity throughout the year hovering around 30 days. The one notable exception to this occurred as the end of June approached when many of the tax-exempt notes matured -- these maturities coincide with the particular state or municipal issuer's fiscal year end which is typically June 30 -- at which time the weighted average maturity of the Portfolio dropped to 17 days as of June 30. The Portfolio ended the 1998 with a 29 day weighted average maturity.

Abigail Jones Feder
PORTFOLIO MANAGER

January 1999

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (96.3%)
  FIXED RATE INSTRUMENTS (43.0%)
     NOTES (9.8%)
$ 1,000    Anne Arundel County, Maryland, General
             Obligation, Series A, 6.90%, 1/15/99...........  $   1,001
  1,750    Dallas County, Texas, General Obligation, 5.50%,
             8/15/99........................................      1,770
  3,600    Fairfax County, Virginia, General Obligation,
             Series B, 6.00%, 6/01/99.......................      3,632
  1,215    Fairfax County, Virginia, Series A, 6.25%,
             4/01/08 Prerefunded 4/01/99 at 102.............      1,252
 10,900    Idaho State TANS, 4.50%, 6/30/99.................     10,951
           Illinois State, Sales Tax Revenue Bonds
  3,515    7.00%, 6/15/19, Series K.........................      3,637
  2,500    4.50%, 6/15/99...................................      2,520
  1,950    Intermountain Power Agency Utah, Series A, 7.00%,
             7/01/21 Prerefunded 7/01/99 at 102.............      2,027
  7,500    Kentucky Asset/Liability, TRANS, Series A, 4.50%,
             6/25/99........................................      7,534
           Maryland State, General Obligation
  1,000    6.50%, 3/01/99...................................      1,005
  1,000    6.70%, 7/15/99...................................      1,018
  5,000    Milwaukee Wisconsin, RANS, Series A, 5.00%,
             2/25/99........................................      5,013
  3,000    Minnesota State, General Obligation, 4.75%,
             5/01/99........................................      3,011
  3,315    Montgomery County, Maryland, General Obligation,
             Series B, 6.80%, 11/01/00 Prerefunded 11/01/99
             at 102.........................................      3,482
  1,000    New Jersey Building Authority, State Building
             Revenue Bonds, 9.88%, 2/01/13 Prefunded 2/01/99
             at 100.........................................      1,006
  2,000    New Mexico State, Severance Tax Revenue Bonds,
             Series B, 4.50%, 7/01/99.......................      2,014
  7,700    Platte River County, 3.15%, 2/09/99..............      7,700
  1,460    Scottsdale, Arizona Water & Sewer System Revenue
             Bonds, Series E, 4.50%, 7/01/99................      1,470
  1,000    Seattle, Washington Municipal Light & Power
             Revenue Bonds, 4.50%, 5/01/99..................      1,004
  1,445    South Carolina State, Revenue Bonds, Series A,
             6.50%, 3/01/99.................................      1,452
  5,000    South Columbia Basin, Revenue Bonds, 5.70%,
             6/01/99........................................      5,048
  3,700    Tennessee State, School Board Authority, Series
             A, 3.05%, 2/08/99..............................      3,700
 10,000    Texas State, TRANS, 4.50%, 8/31/99...............     10,078
  2,500    Tulsa County, Oklahoma, Independent School
             District # 001, 5.00%, 2/01/99.................      2,503
  1,000    Vermont State, General Obligation, Series A,
             4.25%, 1/15/99.................................      1,000
  1,000    Washington, General Obligation, 6.60%, 12/01/00
             Prerefunded 12/01/99 at 102....................      1,052


 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$ 1,095    Washington, General Obligation, 2nd Series,
             8.00%, 1/01/00.................................  $   1,146
           Wisconsin State, General Obligations
  2,205    4.25%, 5/01/99, Series A.........................      2,209
  1,000    5.75%, 5/01/99...................................      1,008
  5,000    Wisconsin State, Revenue Notes, 4.50%, 6/15/99...      5,021
  1,500    Wyoming State, TRANS, 4.00%, 6/25/99.............      1,503
                                                              ----------
                                                                 96,767
                                                              ----------
     COMMERCIAL PAPER (33.2%)
           Allegheny County, Pennsylvania, Industrial
             Development Authority
  5,000    3.25%, 1/19/99, Series 85........................      5,000
  2,200    3.25%, 1/20/99, Series 95........................      2,200
  3,500    Ann Aroundel County, Maryland, Series A, 2.95%,
             3/04/99........................................      3,500
           Baltimore County, Maryland
  5,000    3.20%, 1/07/99...................................      5,000
 10,000    3.20%, 1/19/99, BANS, Series 95..................     10,000
  4,900    Becker, Minnesota, Pollution Control Revenue
             Bonds, Series 93A, 3.05%, 2/08/99..............      4,900
  4,100    City & County of Honolulu, Hawaii, 3.05%,
             1/14/99........................................      4,100
  5,500    City of Houston, Texas, General Obligation,
             Series B, 3.20%, 1/14/99.......................      5,500
  4,000    City of Petersburg, Indiana, 3.00%, 3/09/99......      4,000
           City of Rochester, Minnesota
  1,000    3.60%, 1/13/99, Series B.........................      1,000
  1,565    3.60%, 1/13/99, Series E.........................      1,565
  1,500    3.60%, 1/13/99, Series F.........................      1,500
  1,500    2.90%, 1/26/99, Series 92A.......................      1,500
  6,000    2.90%, 1/26/99, Series 92C.......................      6,000
  7,200    City of San Antonio, Texas, Series A, 3.35%,
             2/18/99........................................      7,200
  1,925    Claiborne County, Mississippi, South Mississippi
             Electric, 3.00%, 2/19/99.......................      1,925
  5,000    Connecticut State, Assessment, 3.00%, 2/18/99....      5,000
  1,300    Connecticut State, Special Assessment, 3.00%,
             2/17/99........................................      1,300
  5,000    Cuyahoga County, Ohio, 4.10%, 1/01/25............      5,000
  6,700    Geisinger Authority, Pennsylvania Health System,
             3.20%, 8/15/28.................................      6,700
  1,800    Georgia Municipal Gas Authority, Gas Revenue
             Bonds, 3.00%, 3/11/99..........................      1,800
  4,100    Gillette Campbell, Wyoming, 3.00%, 2/04/99.......      4,100
  2,148    Harris County, Texas, General Obligation, Series
             A, 3.05%, 2/11/99..............................      2,148
           Houston, Texas
 13,000    3.25%, 1/13/99, Series B.........................     13,000
  5,000    3.20%, 1/14/99, Series B.........................      5,000
  9,000    Illinois Educational Facility Authority, 3.10%,
             2/08/99........................................      9,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  FIXED RATE INSTRUMENTS (CONT.)
     COMMERCIAL PAPER (CONT.)

$ 2,100    Illinois Health & Educational Facilities, 3.10%,
             2/18/99........................................  $   2,100
  4,750    Independence Missouri, Water Utility Revenue,
             Series 86, 3.20%, 1/15/99......................      4,750
           Jacksonville, Florida, Electric Authority
  9,500    3.00%, 2/04/99, Series C-1.......................      9,500
  1,100    3.00%, 2/09/99, Series C-1.......................      1,100
  1,500    3.20%, 2/11/99...................................      1,500
  2,000    Jefferson County, Kentucky, 3.00%, 2/09/99.......      2,000
 10,000    King County, Washington, Sewer Revenue, Series A,
             BANS, 3.00%, 3/09/99...........................     10,000
  2,000    Las Vegas, Nevada, Water Authority, 2.95%,
             1/28/99........................................      2,000
  3,000    Louisiana Public Facilities Authority, 3.05%,
             3/11/99........................................      3,000
  6,050    Louisiana State, General Obligation, Series 91A,
             3.00%, 2/17/99.................................      6,050
  6,600    Massachusetts Health & Education Facilities
             Authority, Harvard University, Series L, 3.20%,
             1/22/99........................................      6,600
  3,000    Massachusetts State Water Resource Authority,
             3.00%, 2/16/99.................................      3,000
  2,860    Michigan State Underground Storage Facility,
             Series 1, 3.20%, 1/20/99.......................      2,860
  6,500    Montgomery County, Alabama, Industrial
             Development Board 3.10%, 1/12/99...............      6,500
           Montgomery County, Maryland, BANS
 10,700    3.20%, 1/20/99...................................     10,700
  6,000    3.10%, 2/10/99...................................      6,000
  5,000    New Jersey TRANS, 3.35%, 1/19/99.................      5,000
           New York City, New York, Municipal Water Finance
             Authority
  8,600    3.25%, 1/21/99...................................      8,600
 10,000    3.05%, 2/17/99, Series 4.........................     10,000
  5,000    3.10%, 2/25/99...................................      5,000
  1,500    New York State, Dormitory Authority Revenue
             Bonds, BANS, Series U
           3.00%, 3/04/99...................................      1,500
  3,500    North Carolina Eastern Municipal
             3.50%, 1/14/99.................................      3,500
  2,990    Omaha, Nebraska, Public Power District, 3.05%,
             2/19/99........................................      2,990
  1,000    Petersburg, Indiana, Indiana Power & Light,
             Series 91, 3.00%, 3/09/99......................      1,000
           Salt River, Arizona, Agricultural & Power
             District Revenue Bonds
  6,600    3.35%, 1/12/99...................................      6,600
  2,800    3.05%, 1/14/99...................................      2,800
  1,500    San Antonio, Texas, 3.15%, 2/16/99...............      1,500
  3,600    San Antonio, Texas, Electric & Gas Revenue Bonds,
             3.45%, 1/28/99.................................      3,600
  2,250    Seattle, Washington Municipal Light & Power
             Revenue Bonds, 3.05%, 3/10/99..................      2,250

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
           South Carolina Public School Authority
$10,000    3.10%, 1/27/99...................................  $  10,000
  1,000    3.00%, 2/09/99...................................      1,000
  4,900    St. Lucie, Florida, 3.05%, 2/05/99...............      4,900
  2,000    St. Petersburg, Indiana, 3.05%, 2/24/99..........      2,000
 10,000    State of Texas, TRANS, 2.95%, 8/10/99............     10,000
           Sunshine State, Florida, Government Finance
             Authority
  2,000    3.10%, 1/21/99, Series 86........................      2,000
  4,800    3.05%, 2/05/99...................................      4,800
  2,000    3.15%, 2/10/99, Series A.........................      2,000
  3,300    3.05%, 2/16/99...................................      3,300
  5,000    Sweetwater County, Wyoming, 2.95%, 2/02/99.......      5,000
           Tennessee State, School Board Authority, Series A
  1,100    3.10%, 1/07/99...................................      1,100
  4,000    3.05%, 2/24/99...................................      4,000
  6,600    Texas A&M University, Series 93B,
             3.10%, 1/27/99.................................      6,600
  1,000    Texas State Public Finance Authority, Series B,
             3.35%, 1/12/99.................................      1,000
  3,000    University of Delaware, Revenue Bonds, 4.10%,
             11/01/23.......................................      3,000
           Wake County, North Carolina
    500    3.25%, 1/07/99...................................        500
  6,100    3.00%, 2/11/99...................................      6,100
  3,670    Wisconsin State Transportation Authority, Series
             97, 3.00%, 2/08/99.............................      3,670
           Wisconsin State, General Obligation
  2,287    3.00%, 1/20/99...................................      2,287
  5,234    3.05%, 2/11/99, Series A.........................      5,234
                                                              ----------
                                                                328,429
                                                              ----------
TOTAL FIXED RATE INSTRUMENTS................................    425,196
                                                              ----------
VARIABLE/FLOATING RATE INSTRUMENTS (53.3%)
     DAILY VARIABLE RATE BONDS (24.0%)
  1,500    Ascension Parish, Louisiana, Pollution Control
             Revenue Bonds, Shell Oil, 5.00%, 9/01/23.......      1,500
  6,900    Cuyahoga County, Ohio Hospital Revenue Bonds,
             5.00%, 1/01/26.................................      6,900
           California Pollution Control Financing Authority,
             Revenue Bonds, Southern California Edison
    100    5.20%, 2/28/08, Series 86A.......................        100
  1,200    5.20%, 2/28/08, Series 86B.......................      1,200
           Chicago, Illinois, O'Hare International
             Airport Special Facilities Revenue Bonds
  4,200    5.00%, 12/01/17, Series A........................      4,200
  3,500    5.00%, 12/01/17, Series B........................      3,500
  2,800    5.00%, 12/01/17, Series C........................      2,800
  3,750    5.00%, 12/01/17, Series D........................      3,750
    500    City of Forsyth, Montana, Pollution Control
             Revenue Bonds, 5.25%, 1/01/18..................        500

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     DAILY VARIABLE RATE BONDS (CONT.)

$ 1,700    Delta County, Michigan, Environmental Improvement
             Revenue Bonds, Mead Corp., 5.05%, 12/01/23.....  $   1,700
           East Baton Rouge Parish, Louisiana, Pollution
             Control Revenue Bonds, Exxon Project
  3,200    5.05%, 11/01/19..................................      3,200
  6,400    5.00%, 3/01/22...................................      6,400
  2,400    Farmington, New Mexico, Pollution Control Revenue
             Bonds, Series A, 5.00%, 5/01/24................      2,400
  4,200    Gulf Coast Waste Disposal Authority, Texas,
             Pollution Control Revenue Bonds, Exxon Project,
             5.05%, 6/01/20.................................      4,200
  1,200    Hamond, Indiana, Pollution Control Revenue Bonds,
             Amoco Oil Co. Project, 5.05%, 2/01/22..........      1,200
  1,000    Hapeville, Georgia, Industrial Development
             Authority, Series 85, 5.05%, 11/01/15..........      1,000
           Harris County, Texas, Health Facilities
             Development Corp., Methodist Hospital
  3,050    5.00%, 12/01/26..................................      3,050
  5,450    5.00%, 12/01/25..................................      5,450
           Harris County, Texas, Industrial Development,
             Pollution Control Revenue Bonds, Exxon Project
  8,700    4.90%, 4/01/27...................................      8,700
  2,600    5.00%, 3/01/24...................................      2,600
  2,200    5.00%, 3/01/24...................................      2,200
  5,700    Hurley, New Mexico, Pollution Control Revenue
             Bonds, Series 85,
             5.10%, 12/01/15................................      5,700
  3,200    Jackson County, Mississippi, Port Facility,
             Chevron Project, Series 93,
             5.10%, 6/01/23.................................      3,200
    900    Kansas City, Kansas, Industrial Development
             Authority, Revenue Bonds, PQ Corp., 5.10%,
             8/01/15........................................        900
  2,000    Lake Charles, Louisiana, Harbor & Terminal
             District Port Facilities, Series 84, 5.10%,
             11/01/11.......................................      2,000
           Lincoln County, Wyoming, Pollution Control
             Revenue Bonds, Exxon Project
  2,500    5.05%, 11/01/14..................................      2,500
  2,500    5.05%, 11/01/14..................................      2,500
  2,500    5.05%, 11/01/14, Series 84B......................      2,500
  2,500    5.05%, 11/01/14, Series 84D......................      2,500
  3,380    Long Island, New York, Power & Electric
             Authority, Series 6, 4.85%, 5/01/33............      3,380
  3,120    Louisiana Public Facilities Authority, Industrial
             Development, Kenner Hotel, Series 85, 5.05%,
             12/01/15.......................................      3,120

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$ 1,600    Manatee County, Florida, Pollution Control,
             4.70%, 9/01/24.................................  $   1,600
           Maricopa County, Arizona, Pollution Control
             Revenue Bonds, Arizona Public Service Co.
  4,500    5.00%, 5/01/29, Series C.........................      4,500
  3,000    5.00%, 5/01/29, Series F.........................      3,000
  1,700    5.10%, 5/01/29...................................      1,700
  1,900    Martin County, Florida, Pollution Control Revenue
             Bond, Florida Power & Light company, 4.70%,
             9/01/24........................................      1,900
  2,700    Metropolitan Nashville, Airport Authority,
             Special Facility Revenue Bonds, American
             Airlines Project, Series A, 4.85%, 10/01/12....      2,700
           Missouri State Health & Educational Facilities
             Authority, Revenue Bonds, Washington University
  2,400    5.10%, 9/01/30, Series A.........................      2,400
  3,500    5.10%, 9/01/30, Series B.........................      3,500
  1,700    Missouri State, Infrastructure Development
             Revenue Bonds, Series B,
             5.25%, 12/01/03................................      1,700
    200    Monroe County, Georgia, Pollution Control Revenue
             Bonds, Gulf Power Co., Series 2, 5.15%,
             9/01/24........................................        200
  4,000    New York City, New York, Cultural Resources,
             Revenue Bonds, Series B, 5.00%, 12/01/15.......      4,000
           New York City, New York, General Obligation Bonds
  1,500    5.10%, 8/01/15, Sub-Series A5....................      1,500
  3,400    5.20%, 8/01/16, Sub-Series A10...................      3,400
  3,650    5.00%, 8/01/22, Sub-Series A4....................      3,650
  3,550    5.00%, 8/01/23, Sub-Series A4....................      3,550
  1,700    4.40%, 8/15/22, Series B.........................      1,700
  2,500    5.20%, 10/01/23, Series C........................      2,500
           New York City, New York, Municipal Water Finance
             Authority, Water & Sewer System Revenue Bonds
  2,700    5.10%, 6/15/22...................................      2,700
    400    5.20%, 6/15/25...................................        400
    400    New York State Energy Research & Development
             Authority, Pollution Control Revenue Bonds,
             5.20%, 7/01/15.................................        400
  6,000    New York State, Dormitory Authority Revenue
             Bonds, Cornell University, Series B, 5.00%,
             7/01/25........................................      6,000
  3,700    New York State, Research & Development, 5.05%,
             2/01/29........................................      3,700
  2,700    Nueces River Authority, Texas, Pollution Control
             Revenue Bonds, Series 85, 5.15%, 12/01/99......      2,700

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     DAILY VARIABLE RATE BONDS (CONT.)

           Ohio State Air Quality Development Authority
             Revenue Bonds, Cincinnati Gas & Electric
$ 6,300    5.20%, 12/01/15..................................  $   6,300
  4,100    5.00%, 9/01/30...................................      4,100
  2,000    Putnam County, New York, 5.15%, 4/01/32..........      2,000
  2,400    Peninsula Port Authority, Virginia, Coal Revenue
             Bonds, 5.10%, 7/01/16..........................      2,400
           Pennsylvania Higher Education Authority Revenue
             Bonds, Carnegie Mellon University
  5,000    5.00%, 11/01/29..................................      5,000
  2,600    5.00%, 11/01/30, Series 95D......................      2,600
  3,215    Pennsylvania State Higher Educational Facilities
             Authority, Colleges & Universities, Revenue
             Bonds
             4.95%, 10/01/09................................      3,215
           Philadelphia, Pennsylvania, Hospitals & Higher
             Educational Facilities Authority, Childrens
             Hospital
  8,400    5.00%, 3/01/27, Series 96A.......................      8,400
  8,050    5.00%, 3/01/27...................................      8,050
           Platte County, Wyoming, Pollution Control Revenue
             Bonds
  3,800    5.25%, 7/01/14, Series A.........................      3,800
    700    5.25%, 7/01/14, Series B.........................        700
           Raleigh-Durham, North Carolina, Airport Authority
  4,000    5.10%, 11/01/15, Series A........................      4,000
    600    5.10%, 11/01/15, Series B........................        600
  1,400    Saint Charles Parish, Louisiana, Pollution
             Control Revenue Bonds, Shell Oil, Series 92B,
             5.00%, 10/01/22................................      1,400
  1,700    Saint Lucie County, Florida, Pollution Control
             Revenue Bonds, Florida Power & Light Co.,
             4.70%, 1/01/26.................................      1,700
  6,700    Salt Lake County, Utah, Pollution Control
             Revenue, SVC Station Holdings,
             5.00%, 8/01/07.................................      6,700
  4,450    Southwest, Texas, Higher Education Authority
             Revenue Bonds, Southern Methodist University,
             5.10%, 7/01/15.................................      4,450
  2,950    Sublette County, Wyoming, Pollution Control
             Revenue Bonds, Exxon Project, 5.05%,
             11/01/14.......................................      2,950
  1,100    Sweetwater County, Wyoming, Pacificorp, Series
             88B, 5.25%, 1/01/14............................      1,100
  2,100    Sweetwater County, Wyoming, Pollution Control,
             5.00%, 11/01/24................................      2,100
  4,100    Tempe, Arizona, Excise Tax Revenue Bonds, 5.00%,
             7/01/23........................................      4,100

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$ 4,300    Texas State, Water Development Board Revenue
             Bonds, Series A, 5.00%, 3/01/15................  $   4,300
  4,000    Valdez, Alaska, Marine Terminal Authority, Exxon
             Project, Series 85, 5.05%, 10/01/25............      4,000
                                                              ----------
                                                                238,215
                                                              ----------
     WEEKLY VARIABLE RATE BONDS (29.3%)
  1,900    Alaska State, Housing Finance Corp., Revenue
             Bonds, Series C, 4.00%, 6/01/26................      1,900
  2,500    Alberquerque, New Mexico, Revenue Bonds, Series
             91A, 3.95%, 7/01/22............................      2,500
  2,700    Allegheny County, Pennsylvania, Hospital
             Development Authority, Series 95B, 5.15%,
             9/01/20........................................      2,700
    300    Arkansas State, Development Finance Authority
             Bond, Series B, 3.95%, 6/01/12.................        300
  2,300    Ascension Parish, Louisiana, Pollution Control
             Revenue Bonds, Borden, Inc., 4.00%, 12/01/09...      2,300
           Beaver County, Pennsylvania, Industrial
             Development Authority, Duquesne Light
  1,000    4.00%, 8/01/09...................................      1,000
  1,000    4.00%, 8/01/20...................................      1,000
 10,510    Burke County, Georgia, Development Authority,
             Oglethorpe, Series 93A, 3.85%, 1/01/16.........     10,510
  5,500    Charlotte, North Carolina, Airport, Series 93A,
             3.85%, 7/01/16.................................      5,500
  1,000    City of Baltimore, Maryland, Pollution Control
             Revenue Bonds, General Motors Corp., 4.15%,
             2/01/00........................................      1,000
  2,500    City of Columbia, Missouri, Special Revenue
             Bonds, Series 88A,
             3.95%, 6/01/08.................................      2,500
  1,500    City of Columbia, Missouri, Water & Electric
             Revenue Bonds, Series 85B, 3.95%, 12/01/15.....      1,500
  2,600    City of Midlothian, Texas, Industrial Development
             Corp., Pollution Control Revenue Bonds,
             Box-Crow Cement Co., 4.20%, 12/01/09...........      2,600
  1,000    City of Minnetonka, Minnesota, Multifamily,
             Cliffs Ridgedale,
             3.85%, 9/15/25.................................      1,000
  1,300    City of San Antonio, Texas, Higher Education
             Authority, Trinity University, 3.95%,
             4/01/04........................................      1,300
  1,900    City of Seattle, Washington, Municipal Light &
             Power, Revenue Bonds,
             3.85%, 6/01/21.................................      1,900
           Clark County, Nevada, Airport Revenue Bonds
 12,500    3.85%, 7/01/12, Series 93A.......................     12,500
  2,575    3.85%, 7/01/25, Series 95-A1.....................      2,575

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     WEEKLY VARIABLE RATE BONDS (CONT.)

$ 2,100    Clarksville, Tennessee, Public Building
             Authority, Revenue Bonds,
             3.85%, 12/01/00................................  $   2,100
    600    Colorado Student Obligation Bond Authority,
             Student Loan Revenue Bonds, Series 91-C1,
             3.85%, 8/01/00.................................        600
 12,400    Connecticut State Health & Educational Authority,
             Series T-2, 3.35%, 7/01/27.....................     12,400
  4,965    Connecticut State, Revenue Bonds, Series B,
             3.70%, 5/15/14.................................      4,965
  6,400    Connecticut State, Special Tax Obligation Revenue
             Bonds, Series 1,
             4.10%, 12/01/10................................      6,400
  4,600    Cook County, Illinois, General Obligation Bonds,
             4.10%, 12/01/01................................      4,600
           Cuyahoga County, Ohio, Hospital Revenue Bonds,
             The Cleveland Clinic
  5,000    4.10%, 1/01/16, Series C.........................      5,000
  4,000    4.10%, 1/01/26...................................      4,000
  1,900    Dade County, Florida, 3.90%, 1/01/16.............      1,900
  1,800    Dade County, Florida, Health Facilities Authority
             Revenue Bonds, Miami Children's Hospital,
             3.40%, 9/01/25.................................      1,800
 10,500    Dade County, Florida, Water & Sewer Revenue
             Bonds, Series 94,
             3.40%, 10/05/22................................     10,500
  3,000    Foothill/Eastern California Toll Road, Series
             95C, TRANS, 3.60%, 1/02/35.....................      3,000
  2,000    Franklin County, Ohio, Series 95,
             4.00%, 6/01/16.................................      2,000
  4,000    Georgia Municipal Electric Authority, 3.80%,
             1/01/26........................................      4,000
           Georgia, Municipal Gas Authority, Gas Revenue
             Bonds
  7,755    3.90%, 9/01/07, Series B.........................      7,755
  8,000    3.90%, 1/01/08, Series C.........................      8,000
  2,400    Glynn, Georgia, Brunswick Memorial Hospital,
             Series 96, 3.85%, 8/01/16......................      2,400
           Harris County, Texas, Toll Road Revenue Bonds
    900    3.95%, 8/01/15 Series 94D........................        900
  5,000    4.10%, 8/01/20 Series 94G........................      5,000
  5,000    4.10%, 8/01/20 Series 94H........................      5,000
  7,000    Huntsville, Alabama, Healthcare Facilities
             Authority, Series A, 3.85%, 6/01/27............      7,000
           Illinois Development Finance Authority, Revenue
             Bonds
  3,500    4.05%, 6/01/31...................................      3,500
  5,000    4.10%, 2/01/29...................................      5,000
           Illinois Development Finance Authority Staley
             Manufacturing
    300    3.85%, 12/01/05, Series 85.......................        300
  5,000    4.15%, 3/01/09, Series 93A.......................      5,000

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$ 3,000    Illinois State, Toll Highway Authority, Series B,
             3.85%, 1/01/10.................................  $   3,000
  4,000    Jefferson Parish, Louisiana, Hospital Service
             District No. 001 Revenue Bonds, West Jefferson
             Medical Center,
             4.00%, 1/01/26.................................      4,000
    800    Lehigh County, Pennsylvania, Allegheny Electric
             Cooperative, 3.85%, 12/01/15...................        800
           Louisiana Public Facilities Authority, Hospital
             Revenue Bonds
  6,000    4.00%, 9/01/10, Series 85........................      6,000
    800    4.00%, 12/01/00, Series 85.......................        800
  1,900    Maryland Health & Higher Education Facilities,
             Series A, 4.05%, 7/01/27.......................      1,900
  2,000    Massachusetts Health & Education Facilities
             Authority, Harvard University, 3.95%,
             2/01/16........................................      2,000
  1,000    Massachusetts Health & Education Facilities
             Authority, Series G-1,
             3.60%, 1/01/19.................................      1,000
  3,900    Mayfield Kentucky, 4.10%, 7/01/26................      3,900
  2,400    Meckenburg County 3.95%, 3/01/15.................      2,400
  3,300    Missouri State Health & Educational Facilities,
             Series B, 3.95%, 12/01/16......................      3,300
  2,200    Missouri State Health & Educational Facilities
             Authority, Revenue Bonds, Washington
             University, 4.10%, 9/01/09.....................      2,200
  5,500    Municipal Assistance Corp. New York City,
             Sub-series K-2, 3.80%, 7/01/08.................      5,500
  3,000    Municipal Electric Authority, Georgia, Revenue
             Bonds, Series 85C,
             4.15%, 3/01/20.................................      3,000
  5,000    New York City, New York, TRANS,
             4.05%, 11/15/28................................      5,000
  2,900    New York City, New York, Sub-Series A-6, 4.00%,
             8/01/19........................................      2,900
  5,000    New York State Housing Finance Agency, 3.90%,
             3/15/28........................................      5,000
           New York State Local Government Assistance Corp.
  4,170    3.90%, 4/01/22, Series A.........................      4,170
  2,900    4.10%, 4/01/25, Series D.........................      2,900
  5,000    3.85%, 4/01/25, Series G.........................      5,000
    800    North Carolina, Educational Facilities &
             Financial Agency, 4.00%, 9/01/26...............        800
  1,750    North Carolina, Medical Care, Community Hospital,
             4.00%, 12/01/25................................      1,750
  3,900    Nueces County, Texas, Health Facilities, Driscoll
             Childrens' Foundation,
             4.05%, 7/01/15.................................      3,900
  4,200    Ohio State University General Receipts, 4.00%,
             12/01/07.......................................      4,200
  8,000    Pennsylvania State Higher Educational Facilities
             Authority, Series C,
             4.05%, 1/01/26.................................      8,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     WEEKLY VARIABLE RATE BONDS (CONT.)

$ 1,500    Person County, North Carolina, Carolina Power &
             Light, 4.10%, 11/01/19.........................  $   1,500
  1,140    Person County, North Carolina, Industrial
             Facilities & Pollution Control, Revenue Bonds,
             Series A, 4.10%, 11/01/19......................      1,140
    700    Pinellas County, Florida, Health Facilities,
             Bayfront Medical Center, 3.40%, 6/01/09........        700
    100    Polk County, Iowa, Hospital Equipment &
             Improvement Authority, 4.00%, 12/01/05.........        100
  1,500    Port of Corpus Christi, Texas, Marine Terminal,
             R.J. Reynolds Metals Series, 3.85%, 9/01/14....      1,500
    550    Putnam County, Florida, Development Authority,
             Seminole Electric, Series 84-H1, 4.05%,
             3/15/14........................................        550
  1,000    Rapides Parish, Louisiana, Industrial Development
             Revenue Bonds, Central Louisiana Electric Co.,
             3.85%, 7/01/18.................................      1,000
    700    Sheboygan, Wisconsin, Wisconsin Power & Light
             Co., 3.85%, 8/01/14............................        700
    100    Tennessee State, BANS, Series A,
             3.85%, 7/02/01.................................        100
  2,400    Tennessee State, Series C, 3.85%, 7/02/01........      2,400
  7,900    Texas State, General Obligation Bonds, Veterans
             Housing Assistance-Fund I, 3.85%, 12/01/16.....      7,900
           University of Alabama
  3,750    3.80%, 10/01/07, Series A........................      3,750
  2,000    3.85%, 10/01/07, Series B........................      2,000
  1,100    University of North Carolina, Chapel Hill Fund,
             Inc., Certificates of Participation, 4.05%,
             10/01/09.......................................      1,100
  1,960    University of Utah, University Revenue Bonds,
             Series A, 3.75%, 4/01/27.......................      1,960
  2,200    University of Wisconsin, Hospitals & Clinics,
             3.95%, 4/01/26.................................      2,200
    520    Wake County North Carolina, Industrial Facilities
             & Pollution Control,
             4.00%, 5/01/15.................................        520
  5,000    Washington State, General Obligation Bonds,
             Series 96B, 4.05%, 6/01/20.....................      5,000
           Washington State, Public Power Supply Revenue
             Bonds
  3,200    3.95%, 7/01/17, Series 1A-2......................      3,200
  1,845    3.95%, 7/01/17, Series 93-1A3....................      1,845
                                                              ----------
                                                                290,290
                                                              ----------
TOTAL VARIABLE/FLOATING RATE INSTRUMENTS....................    528,505
                                                              ----------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $953,701)................    953,701
                                                              ----------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

TAXABLE INSTRUMENTS (0.0%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (0.0%)
$   770    Federal Home Loan Bank Discount Note 5.45%,
             1/13/99 (Cost $769)............................  $     769
                                                              ----------
TOTAL INVESTMENTS (96.3%) (Cost $954,470)...................    954,470
                                                              ----------

OTHER ASSETS (5.7%)
  Cash...........................................  $       75
  Receivable for Portfolio Shares Sold...........      51,032
  Interest Receivable............................       5,158
  Other..........................................          19    56,284
                                                   ----------
LIABILITIES ( - 2.0%)
  Payable for Portfolio Shares Redeemed..........     (19,085)
  Investment Advisory Fees Payable...............        (769)
  Administrative Fees Payable....................        (139)
  Director's Fees & Expenses Payable.............         (48)
  Dividends Payable..............................         (32)
  Custodian Fees Payable.........................          (6)
  Other Liabilities..............................         (96)  (20,175)
                                                   ----------  --------
NET ASSETS (100%)............................................  $990,579
                                                               --------
                                                               --------
                                                                AMOUNT
                                                                (000)
                                                               --------
NET ASSETS CONSIST OF:
Paid in Capital..................................              $990,605
Accumulated Net Realized Loss....................                   (26)
                                                               --------
NET ASSETS...................................................  $990,579
                                                               --------
                                                               --------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 990,603,451 outstanding $0.001 par value
  shares (authorized 4,000,000,000 shares)....................     $1.00
                                                                --------
                                                                --------

------------------------------------------------------------

BANS  --  Bond Anticipation Notes
RANS  --  Revenue Anticipation Notes
TANS  --  Tax Anticipation Notes
TRANS  -- Tax & Revenue Anticipation Notes
Variable/Floating Rate Instruments. The interest rate changes on these instruments are based upon a designated base rate. These instruments are payable on demand.
Prerefunded Bonds -- Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.
Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
            SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE CLASSIFICATION

                                         AMORTIZED
                                            COST        PERCENT OF
STATE                                      (000)        NET ASSETS
--------------------------------------------------------------------
Alabama................................  $  19,250              2.0%
Alaska.................................      5,900              0.6
Arizona................................     24,170              2.4
Arkansas...............................        300              0.0
California.............................      4,300              0.4
Colorado...............................      8,300              0.8
Connecticut............................     30,065              3.0
Delaware...............................      3,000              0.3
Florida................................     49,750              5.0
Georgia................................     40,665              4.1
Hawaii.................................      4,100              0.4
Idaho..................................     10,951              1.1
Illinois...............................     52,906              5.3
Indiana................................      8,200              0.8
Iowa...................................        100              0.0
Kansas.................................        900              0.1
Kentucky...............................     13,434              1.4
Louisiana..............................     40,770              4.1
Maryland...............................     45,752              4.6
Massachusetts..........................     12,600              1.3
Michigan...............................      4,560              0.5
Minnesota..............................     20,476              2.1
Mississippi............................      5,125              0.5
Missouri...............................     21,850              2.2
Montana................................        500              0.1
Nebraska...............................      2,990              0.3
Nevada.................................     17,075              1.7
New Jersey.............................      6,006              0.6
New Mexico.............................     12,614              1.3
New York...............................     92,450              9.3
North Carolina.........................     29,410              3.0
Ohio...................................     37,500              3.8
Oklahoma...............................      2,503              0.3
Pennsylvania...........................     54,665              5.5
South Carolina.........................     12,452              1.3
Tennessee..............................     16,100              1.6
Texas..................................    133,146             13.4
Utah...................................     10,687              1.1
Vermont................................      1,000              0.1
Virginia...............................      7,285              0.7
Washington.............................     31,298              3.2
Wisconsin..............................     27,343              2.8
Wyoming................................     31,253              3.2
                                         ----------             ---
                                         $ 953,701             96.3%
                                         ----------             ---
                                         ----------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                             ACTIVE
                                      INTERNATIONAL        ASIAN          ASIAN    EMERGING    EUROPEAN       EUROPEAN       GLOBAL
                                         ALLOCATION       EQUITY    REAL ESTATE     MARKETS      EQUITY    REAL ESTATE       EQUITY
                                          PORTFOLIO    PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO    PORTFOLIO
                                              (000)        (000)          (000)       (000)       (000)          (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                          $        3,413   $    1,585   $        123   $  28,748   $   7,197   $      1,014   $    3,624
  Interest                                    3,306          355             38       9,510         499            175          415
  Less: Foreign Taxes Withheld                 (428)        (138)            (7)     (1,321)       (851)          (142)        (287)
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
    Total Income                              6,291        1,802            154      36,937       6,845          1,047        3,752
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                     1,501          513             35      16,181       2,206            354        1,532
    Less: Fees Waived                          (484)        (425)           (35)         --        (191)          (176)        (123)
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
  Investment Advisory Fees -- Net             1,017           88             --      16,181       2,015            178        1,409
  Administrative Fees                           401          116             11       2,020         439             73          297
  Sub-Administrative Fees                        --           --             --          98          --             --           --
  Custodian Fees                                250          303             37       3,128         156             43           73
  Directors' Fees and Expenses                    8            5              1          63          12              2            7
  Filing and Registration Fees                   57           39             47          26          56             61           48
  Foreign Tax Expense                            --           54             --         492          --             --           --
  Bank Overdraft Expense                          2           79              2         173          37             14           12
  Insurance                                       3            5             --          50           9              1            5
  Interest Expense                               --           --             --         826          --             --           --
  Professional Fees                              48           52             32         175          45             34           47
  Shareholder Reports                            59           64             26         132          21             45           19
  Distribution Fees on Class B
    Shares                                       --            4              1          25          18              7           25
  Other Expenses                                 41           36              6          42           9              5            7
  Expenses Reimbursed by Adviser                 --           --           (116)         --          --             --           --
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
    Total Expenses                            1,886          845             47      23,431       2,817            463        1,949
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
NET INVESTMENT INCOME                         4,405          957            107      13,506       4,028            584        1,803
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                            6,045      (36,667)        (2,630)   (318,390)     29,049         (4,790)       8,481
  Foreign Currency Transactions               1,704         (967)           110      (2,051)       (125)            42         (130)
  Futures Contracts                           3,694           --             --          --          --             --           --
  Swaps                                          --           --             --      (4,994)         --             --           --
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
    Total Net Realized Gain (Loss)           11,443      (37,634)        (2,520)   (325,435)     28,924         (4,748)       8,351
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                21,352       28,444*           871     (93,771)**   (17,930)          (79)       4,167
  Foreign Currency Translations              (1,541)        (322)           (23)     (5,266)        143             16           60
  Futures                                       378           --             --          --          --             --           --
  Swaps                                          --           --             --       5,241          --             --           --
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)            20,189       28,122            848     (93,796)    (17,787)           (63)       4,227
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                             31,632       (9,512)        (1,672)   (419,231)     11,137         (4,811)      12,578
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations                     $       36,037   $   (8,555)  $     (1,565)  $(405,725)  $  15,165   $     (4,227)  $   14,381
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
                                            -------   ----------   ------------   ---------   ---------   ------------   ----------
---------------

  *  Net of foreign taxes of $1,000 on unrealized appreciation.
 **  Net of foreign taxes of $221,000 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                              INTERNATIONAL    INTERNATIONAL    INTERNATIONAL    JAPANESE       LATIN
                                                     EQUITY           MAGNUM        SMALL CAP      EQUITY    AMERICAN
                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                      (000)            (000)            (000)       (000)       (000)
---------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                  $       76,888   $        4,705   $        6,800   $     714   $   1,750
  Interest                                            8,780            1,775              533         214         133
  Less: Foreign Taxes Withheld                       (8,740)            (548)            (781)       (109)        (24)
                                             --------------          -------   --------------   ---------   ---------
    Total Income                                     76,928            5,932            6,552         819       1,859
                                             --------------          -------   --------------   ---------   ---------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                            26,251            1,993            2,601         572         636
    Less: Fees Waived -- Adviser                       (303)            (265)            (139)       (132)         --
                                             --------------          -------   --------------   ---------   ---------
  Investment Advisory Fees -- Net                    25,948            1,728            2,462         440         636
  Administrative Fees                                 5,078              399              429         118          96
  Sub-Administrative Fees                                --               --               --          --          17
  Bank Overdraft Expense                                  9               20               15          79          12
  Custodian Fees                                      1,131              179              145          33         107
  Filing and Registration Fees                          119               48               24          38          27
  Insurance                                              59                7                9           4           2
  Directors' Fees and Expenses                          134               10               12           5          --
  Foreign Tax Expense                                    --               --                4          --          88
  Professional Fees                                     176               66               47          35          44
  Shareholder Reports                                   143               47               18          39          13
  Distribution Fees on Class B Shares                    23               74               --           4          15
  Other Expenses                                        545               47                7           6           2
                                             --------------          -------   --------------   ---------   ---------
    Total Expenses                                   33,365            2,625            3,172         801       1,059
                                             --------------          -------   --------------   ---------   ---------
NET INVESTMENT INCOME                                43,563            3,307            3,380          18         800
                                             --------------          -------   --------------   ---------   ---------
NET REALIZED GAIN (LOSS):
  Investments Sold                                  298,280            2,424           10,095     (11,591)    (20,527)
  Foreign Currency Transactions                      27,135             (326)           1,308        (664)        (92)
  Futures                                                --           (4,106)              --          --          --
                                             --------------          -------   --------------   ---------   ---------
    Total Net Realized Gain (Loss)                  325,415           (2,008)          11,403     (12,255)    (20,619)
                                             --------------          -------   --------------   ---------   ---------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                       164,311            5,961          (14,202)     16,921      (9,190)
  Foreign Currency Translations                     (10,737)          (2,127)          (1,244)       (649)          8
  Futures                                                --              788               --          --          --
                                             --------------          -------   --------------   ---------   ---------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                   153,574            4,622          (15,446)     16,272      (9,182)
                                             --------------          -------   --------------   ---------   ---------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE
  IN UNREALIZED APPRECIATION (DEPRECIATION)         478,989            2,614           (4,043)      4,017     (29,801)
                                             --------------          -------   --------------   ---------   ---------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations              $      522,552   $        5,921   $         (663)  $   4,035   $ (29,001)
                                             --------------          -------   --------------   ---------   ---------
                                             --------------          -------   --------------   ---------   ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                      AGGRESSIVE    EMERGING       EQUITY                  U.S. EQUITY    U.S. REAL        VALUE
                                          EQUITY      GROWTH       GROWTH    TECHNOLOGY           PLUS       ESTATE       EQUITY
                                       PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
                                           (000)       (000)        (000)         (000)          (000)        (000)        (000)
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                          $     1,594   $   1,457   $    6,571   $        27   $        611   $   13,180   $    1,761
  Interest                                   426         123        1,360            71             60          617           74
  Less: Foreign Taxes Withheld                --          --           --            --             --          (21)          --
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
    Total Income                           2,020       1,580        7,931            98            671       13,776        1,835
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                  1,570         681        4,646           279            184        2,536          442
    Less: Fees Waived                        (35)        (65)         (11)         (144)           (99)        (113)        (100)
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
  Investment Advisory Fees -- Net          1,535         616        4,635           135             85        2,423          342
  Administrative Fees                        309         111        1,196            48             69          494          140
  Custodian Fees                              41          44           86             9             40           43           34
  Filing and Registration Fees                26          24           90            23             32           27           26
  Insurance                                    2           2           22             1              1           10            3
  Directors' Fees and Expenses                 9           3           30             2              2           15            4
  Professional Fees                           38          27           59            46             22           72           40
  Shareholder Reports                         22          17           71            80             67           78           23
  Distribution Fees on Class B
    Shares                                    50           3          135             3              2           45            5
  Other Expenses                              19          13           16            20             14           29           17
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
    Total Expenses                         2,051         860        6,340           367            334        3,236          634
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
NET INVESTMENT INCOME (LOSS)                 (31)        720        1,591          (269)           337       10,540        1,201
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                        (2,888)     13,214       15,027         2,810         (1,252)      (6,517)      15,254
  Foreign Currency Transactions               --          --           --            --             --          (17)          --
  Securities Sold Short                     (423)         --           --           (17)            --           --           --
  Written Options                             --          --           --          (134)            --           --           --
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
    Total Net Realized Gain (Loss)        (3,311)     13,214       15,027         2,659         (1,252)      (6,534)      15,254
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investments                             17,649       3,438      104,466         8,250          8,042      (48,908)     (10,706)
  Foreign Currency Translations               --          --           --            --             --            1           --
  Short Sales                                (26)         --           --          (147)            --           --           --
  Written Options                             --          --           --          (176)            --           --           --
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)         17,623       3,438      104,466         7,927          8,042      (48,907)     (10,706)
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
TOTAL NET REALIZED GAIN AND CHANGE
  IN UNREALIZED APPRECIATION
  (DEPRECIATION)                          14,312      16,652      119,493        10,586          6,790      (55,441)       4,548
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations                     $    14,281   $  17,372   $  121,084   $    10,317   $      7,127   $  (44,901)  $    5,749
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------
                                     -----------   ---------   ----------   -----------         ------   ----------   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                      EMERGING                    GLOBAL                                           MUNICIPAL
                                       MARKETS        FIXED        FIXED         HIGH    MUNICIPAL        MONEY        MONEY
                                          DEBT       INCOME       INCOME        YIELD         BOND       MARKET       MARKET
                                     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                         (000)        (000)        (000)        (000)        (000)        (000)        (000)
----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                          $       9   $       --   $       --   $      352   $       --   $       --   $       --
  Interest                              19,704       12,611        3,075       16,950        2,301       96,038       33,218
  Less: Foreign Taxes Withheld              --           --          (21)          --           --           --           --
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Income                        19,713       12,611        3,054       17,302        2,301       96,038       33,218
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                1,410          726          231          711          160        5,176        2,881
    Less: Fees Waived                       --         (253)        (154)          --         (109)          --           --
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
  Investment Advisory Fees -- Net        1,410          473           77          711           51        5,176        2,881
  Administrative Fees                      223          329           95          282           82        2,663        1,521
  Custodian Fees                            97           25           21           24            5          161           75
  Bank Overdraft Expense                    84            6           25           41            1           --           --
  Filing and Registration Fees              35           31           31          122           22          179          138
  Foreign Tax Expense                      434           --           --           --           --           --           --
  Insurance                                  6            5            2            6            2           60           34
  Interest Expense                         949           --           --           --           --           --           --
  Directors' Fees and Expenses               1            8            4            1            3           64           37
  Professional Fees                         57           32           34           36           25           88           55
  Shareholder Reports                       20           22           20           53           11           72           37
  Distribution Fees on Class B
    shares                                   8            7            1           86           --           --           --
  Other Expenses                            38            7            5            6            4           31           59
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Expenses                       3,362          945          315        1,368          206        8,494        4,837
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
NET INVESTMENT INCOME                   16,351       11,666        2,739       15,934        2,095       87,544       28,381
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                     (97,642)       4,030        2,584        1,964          736            3           (4)
  Foreign Currency Transactions           (910)          (6)      (1,971)          --           --           --           --
  Securities Sold Short                     17           --           --           --           --           --           --
  Written Options                           52           --           --           --           --           --           --
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Net Realized Gain (Loss)     (98,483)       4,024          613        1,964          736            3           (4)
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                            4,405           44        3,115      (15,658)        (372)          --           --
  Foreign Currency Translations              6           13            2           --           --           --           --
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)        4,411           57        3,117      (15,658)        (372)          --           --
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                       (94,072)       4,081        3,730      (13,694)         364            3           (4)
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations                     $ (77,721)  $   15,747   $    6,469   $    2,240   $    2,459   $   87,547   $   28,377
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------
                                     ---------   ----------   ----------   ----------   ----------   ----------   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       ACTIVE INTERNATIONAL
                                                       ALLOCATION PORTFOLIO                    ASIAN EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED                               YEAR ENDED
                                                           DECEMBER 31,                             DECEMBER 31,
                                               -------------------------------------   --------------------------------------
                                                            1998                1997                1998                 1997
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     4,405         $     2,394           $     957            $   1,278
  Net Realized Gain (Loss)                                11,443              14,193             (37,634)             (69,153)
  Change in Unrealized Appreciation
    (Depreciation)                                        20,189               1,887              28,122              (45,989)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             36,037              18,474              (8,555)            (113,864)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                   (6,441)             (9,445)             (2,750)                 (42)
  In Excess of Net Investment Income                        (899)               (220)                 --                   --
  Net Realized Gain                                       (4,946)            (13,378)                 --                   --
  In Excess of Net Realized Gain                              --                  --                  --               (8,471)
  CLASS B:
  Net Investment Income                                       (4)                 (1)                (54)                  (1)
  In Excess of Net Investment Income                          (1)                 --                  --                   --
  Net Realized Gain                                           (3)                 (2)                 --                   --
  In Excess of Net Realized Gain                              --                  --                  --                 (130)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (12,294)            (23,046)             (2,804)              (8,644)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             161,798              44,577             252,272              191,230
  Distributions Reinvested                                10,598              20,551               2,543                7,923
  Redeemed                                               (67,945)           (105,088)           (277,895)            (356,756)
  CLASS B:
  Subscribed                                                 589                  53               2,253                2,594
  Distributions Reinvested                                     8                   3                  43                  122
  Redeemed                                                  (544)               (669)             (2,007)             (10,134)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         104,504             (40,573)            (22,791)            (165,021)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                128,247             (45,145)            (34,150)            (287,529)
NET ASSETS:
  Beginning of Period                                    138,681             183,826              86,971              374,500
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   266,928         $   138,681           $  52,821            $  86,971
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $      (900)        $      (220)          $     (20)           $   2,300
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                      13,999               3,824              32,484               12,051
   Shares Issued on Distributions Reinvested                 891               1,945                 365                  420
   Shares Redeemed                                        (5,822)             (8,432)            (35,507)             (22,811)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                           9,068              (2,663)             (2,658)             (10,340)
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          50                   5                 270                  178
   Shares Issued on Distributions Reinvested                   1                  --                   6                    6
   Shares Redeemed                                           (44)                (59)               (246)                (615)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                               7                 (54)                 30                 (431)
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    ASIAN REAL ESTATE PORTFOLIO               EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

                                                                         PERIOD FROM                  YEAR ENDED
                                                      YEAR ENDED    OCTOBER 1, 1997*                 DECEMBER 31,
                                                    DECEMBER 31,     TO DECEMBER 31,   ----------------------------------------
                                                            1998                1997                  1998                 1997
                                                           (000)               (000)                 (000)                (000)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $       107         $        33           $    13,506            $   6,730
  Net Realized Gain (Loss)                                (2,520)               (244)             (325,435)              90,456
  Change in Unrealized Appreciation
    (Depreciation)                                           848                (389)              (93,796)            (160,459)
-------------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from
    Operations                                            (1,565)               (600)             (405,725)             (63,273)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                     (131)                (20)               (9,772)              (7,299)
  In Excess of Net Investment Income                          --                  --                    --               (7,147)
  Net Realized Gain                                           --                  --                    --              (70,779)
  In Excess of Net Realized Gain                              --                  --                    --              (66,329)
  CLASS B:
  Net Investment Income                                      (32)                 --                   (70)                 (33)
  In Excess of Net Investment Income                          --                  --                    --                  (32)
  Net Realized Gain                                           --                  --                    --                 (462)
  In Excess of Net Realized Gain                              --                  --                    --                 (433)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (163)                (20)               (9,842)            (152,514)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               8,754               3,005               444,841              651,308
  Distributions Reinvested                                    24                  --                 7,825              141,670
  Redeemed                                                (6,950)                 --              (769,586)            (380,590)
  CLASS B:
  Subscribed                                                 976                  --                 6,023                8,135
  Distributions Reinvested                                    32                  --                    56                  900
  Redeemed                                                  (285)                 --                (5,330)             (12,803)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                           2,551               3,005              (316,171)             408,620
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                    823               2,385              (731,738)             192,833
NET ASSETS:
  Beginning of Period                                      2,385                  --             1,511,052            1,318,219
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $     3,208         $     2,385           $   779,314            $1,511,052
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $        38         $       (20)          $    (2,499)           $  (2,735)
-------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       1,147                 301                38,129               38,730
   Shares Issued on Distributions Reinvested                   4                  --                   825               11,430
   Shares Redeemed                                        (1,083)                 --               (73,920)             (23,303)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                              68                 301               (34,966)              26,857
-------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         154                  --                   515                  488
   Shares Issued on Distributions Reinvested                   5                  --                     6                   72
   Shares Redeemed                                           (45)                 --                  (513)                (784)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             114                  --                     8                 (224)

--------------------------------------------------------------------------------

*    Commencement of operations

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     EUROPEAN EQUITY PORTFOLIO             EUROPEAN REAL ESTATE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED                                            PERIOD FROM
                                                           DECEMBER 31,                       YEAR ENDED     OCTOBER 1, 1997*
                                               -------------------------------------        DECEMBER 31,      TO DECEMBER 31,
                                                            1998                1997                1998                 1997
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     4,028         $     4,680           $     584            $      81
  Net Realized Gain (Loss)                                28,924              24,610              (4,748)                (435)
  Change in Unrealized Appreciation
    (Depreciation)                                       (17,787)              9,365                 (63)                (632)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             15,165              38,655              (4,227)                (986)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                   (3,856)             (4,297)               (951)                 (12)
  In Excess of Net Investment Income                          --                  --                (548)                  --
  Net Realized Gain                                      (33,843)            (15,891)                 --                   --
  CLASS B:
  Net Investment Income                                      (98)                (78)                (61)                  --
  In Excess of Net Investment Income                          --                  --                 (35)                  --
  Net Realized Gain                                       (1,006)               (319)                 --                   --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (38,803)            (20,585)             (1,595)                 (12)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             225,179             146,810              61,829               25,148
  Distributions Reinvested                                35,750              19,418               1,356                   11
  Redeemed                                              (312,976)           (119,644)            (39,580)              (9,021)
  CLASS B:
  Subscribed                                              14,897               4,098               4,054                  826
  Distributions Reinvested                                 1,064                 374                  77                   --
  Redeemed                                               (13,905)             (2,614)             (1,927)                  --
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         (49,991)             48,442              25,809               16,964
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                (73,629)             66,512              19,987               15,966
NET ASSETS:
  Beginning of Period                                    247,522             181,010              15,966                   --
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   173,893         $   247,522           $  35,953            $  15,966
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $      (125)        $       (74)          $    (583)           $       9
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                      11,087               8,152               5,703                2,513
   Shares Issued on Distributions Reinvested               2,120               1,086                 140                    1
   Shares Redeemed                                       (16,019)             (6,397)             (3,950)                (919)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                          (2,812)              2,841               1,893                1,595
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         687                 222                 368                   83
   Shares Issued on Distributions Reinvested                  63                  21                   8                   --
   Shares Redeemed                                          (680)               (143)               (196)                  --
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class B Shares Outstanding                 70                 100                 180                   83

--------------------------------------------------------------------------------

*    Commencement of operations

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      GLOBAL EQUITY PORTFOLIO             INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED                              YEAR ENDED
                                                           DECEMBER 31,                            DECEMBER 31,
                                               -------------------------------------   -------------------------------------
                                                            1998                1997                1998                1997
                                                           (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     1,803         $     1,044         $    43,563         $    40,117
  Net Realized Gain                                        8,351               9,315             325,415             286,219
  Change in Unrealized Appreciation
    (Depreciation)                                         4,227               9,902             153,574               8,239
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                            14,381              20,261             522,552             334,575
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                   (1,782)             (2,113)            (63,695)            (69,608)
  Net Realized Gain                                       (3,135)             (5,966)           (280,825)           (234,828)
  CLASS B:
  Net Investment Income                                      (78)               (105)               (232)                (70)
  Net Realized Gain                                         (173)               (328)             (1,128)               (262)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (5,168)             (8,512)           (345,880)           (304,768)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             164,605              28,012             754,615             593,523
  Distributions Reinvested                                 4,794               7,897             318,874             274,428
  Redeemed                                               (57,202)            (19,393)           (672,650)           (339,313)
  CLASS B:
  Subscribed                                              10,547               5,204              19,050               1,717
  Distributions Reinvested                                   256                 424               1,208                 297
  Redeemed                                                (4,326)             (4,134)             (6,169)             (4,302)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions             118,674              18,010             414,928             526,350
----------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                           127,887              29,759             591,600             556,157
NET ASSETS:
  Beginning of Period                                    113,984              84,225           2,825,974           2,269,817
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   241,871         $   113,984         $ 3,417,574         $ 2,825,974
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $        (6)        $       125         $    (7,162)        $    (3,083)
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       7,765               1,503              38,932              32,518
   Shares Issued on Distributions Reinvested                 231                 436              17,612              16,345
   Shares Redeemed                                        (2,801)             (1,047)            (34,708)            (17,950)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares Outstanding              5,195                 892              21,836              30,913
----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         518                 286               1,010                  92
   Shares Issued on Distributions Reinvested                  13                  24                  67                  18
   Shares Redeemed                                          (215)               (232)               (319)               (249)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             316                  78                 758                (139)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   INTERNATIONAL MAGNUM PORTFOLIO          INTERNATIONAL SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED                               YEAR ENDED
                                                            DECEMBER 31,                             DECEMBER 31,
                                               --------------------------------------   ---------------------------------------
                                                            1998                 1997                 1998                 1997
                                                           (000)                (000)                (000)                (000)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                $   3,307            $   2,229            $   3,380            $   3,513
  Net Realized Gain (Loss)                                (2,008)               4,430               11,403               11,579
  Change in Unrealized Appreciation
    (Depreciation)                                         4,622                 (677)             (15,446)             (19,088)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                              5,921                5,982                 (663)              (3,996)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                   (2,016)              (5,428)              (3,853)              (4,472)
  In Excess of Net Investment Income                          --                   --                   --                 (676)
  Net Realized Gain                                           --               (1,101)             (12,840)             (10,992)
  CLASS B:
  Net Investment Income                                     (217)                (938)                  --                   --
  Net Realized Gain                                           --                 (212)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (2,233)              (7,679)             (16,693)             (16,140)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             191,743              108,822               85,121               64,122
  Distributions Reinvested                                 1,549                5,026               15,445               14,482
  Redeemed                                               (84,923)             (38,220)             (61,654)             (64,267)
  Transaction Fees                                            --                   --                  991                1,151
  CLASS B:
  Subscribed                                              19,773               16,947                   --                   --
  Distributions Reinvested                                   216                1,146                   --                   --
  Redeemed                                               (23,394)             (13,200)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions             104,964               80,521               39,903               15,488
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                108,652               78,824               22,547               (4,648)
NET ASSETS:
  Beginning of Period                                    187,313              108,489              230,095              234,743
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $ 295,965            $ 187,313            $ 252,642            $ 230,095
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                         $     751            $      63            $     161            $    (676)
-------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                      15,688                9,451                4,724                3,683
   Shares Issued on Distributions Reinvested                 125                  462                  990                  911
   Shares Redeemed                                        (7,128)              (3,275)              (3,893)              (3,803)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares Outstanding              8,685                6,638                1,821                  791
-------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                       1,697                1,466                   --                   --
   Shares Issued on Distributions Reinvested                  17                  105                   --                   --
   Shares Redeemed                                        (2,049)              (1,149)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                            (335)                 422                   --                   --
-------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      JAPANESE EQUITY PORTFOLIO                LATIN AMERICAN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED                               YEAR ENDED
                                                            DECEMBER 31,                             DECEMBER 31,
                                               ---------------------------------------   -------------------------------------
                                                             1998                 1997                1998                1997
                                                            (000)                (000)               (000)               (000)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                         $       18           $     (342)          $     800           $    (103)
  Net Realized Gain (Loss)                                (12,255)              (1,306)            (20,619)             17,285
  Change in Unrealized Appreciation
    (Depreciation)                                         16,272               (9,222)             (9,182)                885
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                               4,035              (10,870)            (29,001)             18,067
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                    (2,322)             (11,702)               (212)                 --
  In Excess of Net Investment Income                           --                   --                  --                  --
  Net Realized Gain                                            --                   --                  --             (17,224)
  In Excess of Net Realized Gain                               --                   --                (315)             (2,901)
  CLASS B:
  Net Investment Income                                       (58)                (257)                 --                  --
  Net Realized Gain                                            --                   --                  --              (1,101)
  In Excess of Net Realized Gain                               --                   --                 (44)               (185)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (2,380)             (11,959)               (571)            (21,411)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               80,573              126,168              26,531              82,256
  Distributions Reinvested                                  2,130               11,173                 512              19,134
  Redeemed                                               (103,699)            (190,192)            (59,398)            (55,658)
  CLASS B:
  Subscribed                                                1,559                2,478               4,016              11,696
  Distributions Reinvested                                     58                  256                  42               1,249
  Redeemed                                                 (2,227)              (3,925)             (5,876)             (7,170)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                          (21,606)             (54,042)            (34,173)             51,507
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 (19,951)             (76,871)            (63,745)             48,163
NET ASSETS:
  Beginning of Period                                      78,789              155,660              79,905              31,742
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $   58,838           $   78,789           $  16,160           $  79,905
------------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                         $      159           $    2,109           $     462           $     (34)
------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       13,223               15,980               2,606               5,947
   Shares Issued on Distributions Reinvested                  353                1,916                  62               1,858
   Shares Redeemed                                        (17,312)             (23,936)             (7,153)             (3,779)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                           (3,736)              (6,040)             (4,485)              4,026
------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          253                  311                 400                 875
   Shares Issued on Distributions Reinvested                   10                   44                   4                 124
   Shares Redeemed                                           (376)                (497)               (856)               (496)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             (113)                (142)               (452)                503
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    AGGRESSIVE EQUITY PORTFOLIO              EMERGING GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED                              YEAR ENDED
                                                           DECEMBER 31,                            DECEMBER 31,
                                               -------------------------------------   -------------------------------------
                                                            1998                1997                1998                1997
                                                           (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                         $     (31)          $      79           $     720           $    (535)
  Net Realized Gain (Loss)                                (3,311)             33,177              13,214              21,271
  Change in Unrealized Appreciation
    (Depreciation)                                        17,623               6,896               3,438             (14,435)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                            14,281              40,152              17,372               6,301
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --                (107)               (665)                 --
  In Excess of Net Investment Income                          --                  (3)                 --                  --
  Net Realized Gain                                       (4,714)            (26,339)            (11,952)            (30,771)
  In Excess of Net Realized Gain                          (4,038)                 --                  --                  --
  CLASS B:
  Net Investment Income                                       --                  (4)                 (9)                 --
  Net Realized Gain                                         (488)             (3,057)               (215)               (667)
  In Excess of Net Realized Gain                            (417)                 --                  --                  --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (9,657)            (29,510)            (12,841)            (31,438)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             103,224             109,256              44,542              37,367
  Distributions Reinvested                                 8,162              24,425              12,498              30,552
  Redeemed                                              (139,466)            (57,002)            (46,040)            (48,345)
  CLASS B:
  Subscribed                                               9,123              14,928               1,050                 599
  Distributions Reinvested                                   910               3,039                 219                 651
  Redeemed                                               (12,525)             (9,209)             (1,332)             (3,387)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         (30,572)             85,437              10,937              17,437
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                (25,948)             96,079              15,468              (7,700)
NET ASSETS:
  Beginning of Period                                    173,364              77,285              59,090              66,790
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $ 147,416           $ 173,364           $  74,558           $  59,090
----------------------------------------------------------------------------------------------------------------------------
  Accumulated net investment loss included in
    end of period net assets                           $      (8)          $      (3)          $      (5)          $      (4)
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       5,958               6,957               5,229               3,007
   Shares Issued on Distributions Reinvested                 468               1,596               1,612               3,708
   Shares Redeemed                                        (8,784)             (3,470)             (5,237)             (3,885)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                          (2,358)              5,083               1,604               2,830
----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         525                 939                 120                  46
   Shares Issued on Distributions Reinvested                  52                 200                  29                  81
   Shares Redeemed                                          (781)               (587)               (160)               (252)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                            (204)                552                 (11)               (125)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      EQUITY GROWTH PORTFOLIO                  TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED                              YEAR ENDED
                                                           DECEMBER 31,                            DECEMBER 31,
                                               -------------------------------------   -------------------------------------
                                                            1998                1997                1998                1997
                                                           (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                        $    1,591           $   1,774         $      (269)        $      (207)
  Net Realized Gain                                       15,027              86,366               2,659               3,396
  Change in Unrealized Appreciation
    (Depreciation)                                       104,466              49,579               7,927                (287)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                           121,084             137,719              10,317               2,902
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                   (1,285)             (1,761)                 --                (525)
  In Excess of Net Investment Income                          --                  (8)                 --                  --
  Net Realized Gain                                      (26,081)            (76,181)               (106)             (2,563)
  In Excess of Net Realized Gain                         (17,331)                 --                  --              (1,988)
  Return of Capital                                           --                  --                  --                (524)
  CLASS B:
  Net Investment Income                                     (122)                (15)                 --                 (34)
  Net Realized Gain                                       (2,705)             (3,225)                 (3)               (176)
  In Excess of Net Realized Gain                          (1,798)                 --                  --                (137)
  Return of Capital                                           --                  --                  --                 (34)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (49,322)            (81,190)               (109)             (5,981)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             323,851             246,368              13,187              42,885
  Distributions Reinvested                                41,645              74,499                  84               4,506
  Redeemed                                              (240,110)           (138,539)            (27,423)            (16,063)
  CLASS B:
  Subscribed                                              78,567              26,409                 600               1,986
  Distributions Reinvested                                 4,058               2,614                   3                 364
  Redeemed                                               (31,546)             (6,413)             (2,485)             (1,499)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         176,465             204,938             (16,034)             32,179
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                248,227             261,467              (5,826)             29,100
NET ASSETS:
  Beginning of Period                                    619,668             358,201              34,182               5,082
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                       $  867,895           $ 619,668         $    28,356         $    34,182
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                        $      152           $      (8)        $        (4)        $      (121)
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                      17,219              14,949                 977               3,154
   Shares Issued on Distributions Reinvested               2,193               4,569                   5                 407
   Shares Redeemed                                       (13,173)             (8,169)             (2,162)             (1,187)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                           6,239              11,349              (1,180)              2,374
----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                       4,267               1,507                  46                 139
   Shares Issued on Distributions Reinvested                 215                 161                  --                  33
   Shares Redeemed                                        (1,739)               (387)               (203)               (107)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                           2,743               1,281                (157)                 65
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     U.S. EQUITY PLUS PORTFOLIO                U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEAR ENDED
                                                                           PERIOD FROM                DECEMBER 31,
                                                       YEAR ENDED    JULY 31, 1997* TO   ---------------------------------------
                                                DECEMBER 31, 1998    DECEMBER 31, 1997                 1998                 1997
                                                            (000)                (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                 $     337            $     110           $   10,540           $    8,535
  Net Realized Gain (Loss)                                 (1,252)                  66               (6,534)              51,774
  Change in Unrealized Appreciation
    (Depreciation)                                          8,042                  599              (48,907)              15,491
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                               7,127                  775              (44,901)              75,800
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                      (263)                (106)             (10,426)              (8,137)
  Net Realized Gain                                            --                  (55)              (2,345)             (43,130)
  In Excess of Net Realized Gain                              (52)                  --               (5,094)              (5,201)
  CLASS B:
  Net Investment Income                                        (3)                  (1)                (578)                (358)
  Net Realized Gain                                            --                   --                 (136)              (2,418)
  In Excess of Net Realized Gain                               (2)                  --                 (295)                (292)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        (320)                (162)             (18,874)             (59,536)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               59,080               20,231              137,342              202,155
  Distributions Reinvested                                    260                   71               15,418               51,583
  Redeemed                                                (20,302)                  --             (194,533)            (118,383)
  CLASS B:
  Subscribed                                                2,297                  100                8,511               18,735
  Distributions Reinvested                                      2                    1                  947                2,799
  Redeemed                                                 (1,089)                  --              (13,578)              (9,475)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                           40,248               20,403              (45,893)             147,414
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                  47,055               21,016             (109,668)             163,678
NET ASSETS:
  Beginning of Period                                      21,016                   --              382,780              219,102
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                         $  68,071            $  21,016           $  273,112           $  382,780
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net assets                $      74            $       3           $    2,174           $       38
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                        5,038                2,022                9,934               13,083
   Shares Issued on Distributions Reinvested                   21                    7                1,131                3,430
   Shares Redeemed                                         (1,727)                  --              (14,151)              (7,604)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                            3,332                2,029               (3,086)               8,909
--------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          203                   10                  616                1,205
   Shares Issued on Distributions Reinvested                   --                   --                   70                  187
   Shares Redeemed                                            (98)                  --                 (982)                (614)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                              105                   10                 (296)                 778

--------------------------------------------------------------------------------

*    Commencement of operations

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     EMERGING
                                                           VALUE EQUITY                            MARKETS DEBT
                                                             PORTFOLIO                               PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                               -------------------------------------   -------------------------------------
                                                            1998                1997                1998                1997
                                                           (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     1,201         $     2,199         $    16,351         $    13,130
  Net Realized Gain (Loss)                                15,254              20,470             (98,483)             24,939
  Change in Unrealized Appreciation
    (Depreciation)                                       (10,706)              3,672               4,411             (12,760)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                              5,749              26,341             (77,721)             25,309
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                   (1,194)             (2,134)            (15,290)            (12,240)
  In Excess of Net Investment Income                          --                  --                (265)                 --
  Net Realized Gain                                      (18,063)            (19,817)                 --             (37,926)
  In Excess of Net Realized Gain                              --                  --                  --              (1,389)
  Return of Capital                                           --                  --                  --              (1,701)
  CLASS B:
  Net Investment Income                                      (25)                (40)               (328)               (183)
  In Excess of Net Investment Income                          --                  --                  (6)                 --
  Net Realized Gain                                         (384)               (509)                 --                (611)
  In Excess of Net Realized Gain                              --                  --                  --                 (22)
  Return of Capital                                           --                  --                  --                 (27)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (19,666)            (22,500)            (15,889)            (54,099)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                              42,549              26,077             124,573              94,373
  Distributions Reinvested                                17,591              19,651              11,412              45,771
  Redeemed                                               (75,102)            (69,683)           (140,330)           (121,535)
  CLASS B:
  Subscribed                                               1,072               1,386               3,809               2,314
  Distributions Reinvested                                   386                 480                 297                 789
  Redeemed                                                (2,291)             (2,135)             (3,393)             (4,654)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                         (15,795)            (24,224)             (3,632)             17,058
----------------------------------------------------------------------------------------------------------------------------
  Total Decrease in Net Assets                           (29,712)            (20,383)            (97,242)            (11,732)
NET ASSETS:
  Beginning of Period                                     88,300             108,683             144,663             156,395
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $    58,588         $    88,300         $    47,421         $   144,663
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $        15         $        32         $      (271)        $        (8)
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       3,097               1,781              22,907              11,924
   Shares Issued on Distributions Reinvested               1,530               1,430               4,328               7,578
   Shares Redeemed                                        (5,611)             (4,530)            (34,221)            (14,998)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                            (984)             (1,319)             (6,986)              4,504
----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          71                  92                 707                 288
   Shares Issued on Distributions Reinvested                  33                  35                 111                 131
   Shares Redeemed                                          (172)               (146)               (767)               (588)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             (68)                (19)                 51                (169)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      FIXED INCOME PORTFOLIO               GLOBAL FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED                               YEAR ENDED
                                                                        DECEMBER 31,                             DECEMBER 31,
                                               -------------------------------------   --------------------------------------
                                                            1998                1997                1998                 1997
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $    11,666         $     8,812           $   2,739            $   4,690
  Net Realized Gain (Loss)                                 4,024               3,117                 613               (1,879)
  Change in Unrealized Appreciation
    (Depreciation)                                            57               1,672               3,117               (2,788)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                            15,747              13,601               6,469                   23
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  (11,256)             (9,164)               (904)              (2,512)
  In Excess of Net Investment Income                          --                  (6)                 --                   --
  Net Realized Gain                                         (617)                 --                  --                   --
  CLASS B:
  Net Investment Income                                     (226)               (176)                 (5)                 (14)
  Net Realized Gain                                          (10)                 --                  --                   --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (12,109)             (9,346)               (909)              (2,526)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                              97,384              92,474               8,210               18,508
  Distributions Reinvested                                10,600               7,836                 833                2,096
  Redeemed                                               (82,009)            (52,011)            (53,314)             (46,384)
  CLASS B:
  Subscribed                                               1,412               5,117                  --                  257
  Distributions Reinvested                                   135                 100                   5                   13
  Redeemed                                                (2,819)             (1,940)                (49)              (1,433)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                          24,703              51,576             (44,315)             (26,943)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 28,341              55,831             (38,755)             (29,446)
NET ASSETS:
  Beginning of Period                                    188,026             132,195              85,001              114,447
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   216,367         $   188,026           $  46,246            $  85,001
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment
    income (loss) included in end of period
    net assets                                       $        80         $        (6)          $     172            $     323
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       8,841               8,608                 689                1,676
   Shares Issued on Distributions Reinvested                 962                 733                  74                  192
   Shares Redeemed                                        (7,440)             (4,871)             (4,687)              (4,264)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                           2,363               4,470              (3,924)              (2,396)
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         127                 478                  --                   24
   Shares Issued on Distributions Reinvested                  12                   9                  --                    1
   Shares Redeemed                                          (254)               (182)                 (4)                (130)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                            (115)                305                  (4)                (105)
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    MUNICIPAL BOND
                                         HIGH YIELD PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------

                                                    YEAR ENDED              YEAR ENDED
                                                  DECEMBER 31,            DECEMBER 31,
                                         ---------------------   ---------------------
                                              1998        1997        1998        1997
                                             (000)       (000)       (000)       (000)
--------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                  $  15,934   $  10,245   $   2,095   $   2,406
  Net Realized Gain                          1,964       4,846         736          27
  Change in Unrealized Appreciation
    (Depreciation)                         (15,658)      1,740        (372)      1,474
--------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                          2,240      16,831       2,459       3,907
--------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                    (12,571)     (9,705)     (2,107)     (2,404)
  In Excess of Net Investment Income            (5)         --          --          (1)
  Net Realized Gain                         (1,778)         --        (565)        (21)
  In Excess of Net Realized Gain              (523)         --          --          (1)
  Return of Capital                           (137)         --          --          --
  CLASS B:
  Net Investment income                     (3,479)         --          --          --
  In Excess of Net Investment Income            (2)         --          --          --
  Net Realized Gain                           (741)       (466)         --          --
  In Excess of Net Realized Gain              (217)         --          --          --
  Return of Capital                            (48)         --          --          --
--------------------------------------------------------------------------------------
  Total Distributions                      (19,501)    (10,171)     (2,672)     (2,427)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                               155,079      93,559      13,129      32,474
  Distributions Reinvested                  12,501       7,844       2,592       2,356
  Redeemed                                (140,600)    (90,405)    (41,242)    (15,996)
  CLASS B:
  Subscribed                                80,986       7,925          --           4
  Distributions Reinvested                     883         369          --          --
  Redeemed                                 (26,766)     (7,061)         --         (73)
--------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                      82,083      12,231     (25,521)     18,765
--------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
    Assets                                  64,822      18,891     (25,734)     20,245
NET ASSETS:
  Beginning of Period                      120,219     101,328      60,541      40,296
--------------------------------------------------------------------------------------
  End of Period                          $ 185,041   $ 120,219   $  34,807   $  60,541
--------------------------------------------------------------------------------------
  Undistributed (accumulated) net
    investment income (loss) included
    in end of period net assets          $     (77)  $      90   $      (3)  $      (1)
--------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                        13,382       8,260       1,245       3,162
   Shares Issued on Distributions
     Reinvested                              1,119         693         247         228
   Shares Redeemed                         (12,331)     (7,958)     (3,907)     (1,554)
--------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                      2,170         995      (2,415)      1,836
--------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                         7,010         697          --          --
   Shares Issued on Distributions
     Reinvested                                 80          32          --          --
   Shares Redeemed                          (2,418)       (625)         --          (7)
--------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B
     Shares Outstanding                      4,672         104          --          (7)
--------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          MUNICIPAL MONEY MARKET
                                            MONEY MARKET PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                         ----------------------------   ---------------------------
                                                 1998            1997           1998           1997
                                                (000)           (000)          (000)          (000)
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                  $     87,544   $      69,467   $     28,381   $     23,167
  Net Realized Gain (Loss)                          3              71             (4)             9
---------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                            87,547          69,538         28,377         23,176
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                       (87,540)        (69,467)       (28,381)       (23,167)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                               12,812,219      13,470,057      7,506,094      6,575,839
  Distributions Reinvested                     87,297          63,629         28,978         22,255
  Redeemed                                (12,447,556)    (13,312,180)    (7,349,096)    (6,514,906)
---------------------------------------------------------------------------------------------------
  Net Increase in Capital Share
    Transactions                              451,960         221,506        185,976         83,188
---------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                451,967         221,577        185,972         83,197
NET ASSETS:
  Beginning of Period                       1,506,210       1,284,633        804,607        721,410
---------------------------------------------------------------------------------------------------
  End of Period                          $  1,958,177   $   1,506,210   $    990,579   $    804,607
---------------------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net
    assets                               $          4   $          --   $         --   $         --
---------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                       12,812,219      13,470,057      7,506,094      6,575,839
   Shares Issued on Distributions
     Reinvested                                87,297          63,629         28,978         22,255
   Shares Redeemed                        (12,447,556)    (13,312,180)    (7,349,096)    (6,514,906)
---------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares
     Outstanding                              451,960         221,506        185,976         83,188
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------

                                                    YEAR ENDED
                                             DECEMBER 31, 1998
                                                         (000)
--------------------------------------------------------------

CASH FLOWS FROM INVESTING AND OPERATING
  ACTIVITIES:
  Proceeds from Sales of Investments     $             693,880
  Purchases of Investments                            (666,707)
  Net Decrease in Short Term
    Investments                                          9,387
  Net Realized Loss for Foreign
    Currency Transactions                                 (910)
  Interest Income                                       19,607
  Interest Expense Paid                                 (1,039)
  Operating Expenses Paid                               (2,320)
--------------------------------------------------------------
    Net Cash Provided by Investing and
     Operating Activities                $              51,898
--------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Paid for Reverse Repurchase
    Agreements                                         (29,650)
  Net Portfolio Share Transactions                     (17,139)
  Cash Distributions Paid (net of
    reivestments of $11,709)                            (3,964)
--------------------------------------------------------------
    Net Cash Used for Financing
     Activities                                        (50,753)
--------------------------------------------------------------
    Net Increase in Cash                                 1,145
CASH AT BEGINNING OF YEAR                                 (154)
--------------------------------------------------------------
CASH AT END OF YEAR                      $                 991
--------------------------------------------------------------
--------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME
  TO NET CASH PROVIDED BY INVESTING AND
  OPERATING ACTIVITIES:
  Net Investment Income                  $              16,351
  Proceeds from Sale of Investments                    693,880
  Purchase of Investments                             (666,707)
  Net Decrease in Short Term
    Investments                                          9,387
  Net Realized Loss for Foreign
    Currency Transactions                                 (910)
  Net Decrease in Receivables
    Pertaining to Investing and
    Operating Activities                                 2,423
  Net Increase in Payables Pertaining
    to Investing and Operating
    Activities                                               5
  (Accretion)/Amortization of
    Premium/Discount                                    (2,531)
--------------------------------------------------------------
    Net Cash Provided by Investing and
     Operating Activities                $              51,898
--------------------------------------------------------------
--------------------------------------------------------------
    Supplement disclosure: Cash paid
     for taxes                           $                 226

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                  CLASS A
                                         ---------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------
                                            1998++      1997++        1996        1995        1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $   10.39   $   11.44   $   11.63   $   11.65   $   12.21
                                         ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                   0.22        0.18        0.24        0.17        0.19
  Net Realized and Unrealized Gain
    (Loss) on Investments                     1.86        0.80        0.88        1.00       (0.25)
                                         ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations          2.08        0.98        1.12        1.17       (0.06)
                                         ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                      (0.30)      (0.83)      (0.81)      (0.25)      (0.14)
  In Excess of Net Investment Income         (0.04)      (0.02)      (0.02)      (0.10)         --
  Net Realized Gain                          (0.23)      (1.18)      (0.48)      (0.84)      (0.36)
                                         ---------   ---------   ---------   ---------   ---------
    Total Distributions                      (0.57)      (2.03)      (1.31)      (1.19)      (0.50)
                                         ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD              $11.90      $10.39      $11.44      $11.63      $11.65
                                         ---------   ---------   ---------   ---------   ---------
                                         ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                 20.12%       8.61%       9.71%      10.57%      (0.52)%
                                         ---------   ---------   ---------   ---------   ---------
                                         ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $266,832    $138,667    $183,193    $170,663    $182,977
Ratio of Expenses to Average Net Assets
  (1)                                         0.80%       0.80%       0.80%       0.80%       0.80%
Ratio of Net Investment Income to
  Average Net Assets (1)                      1.91%       1.47%       1.22%       1.26%       1.43%
Portfolio Turnover Rate                         49%         49%         65%         72%         51%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                     $0.02       $0.03       $0.03       $0.05       $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets           1.03%       1.10%       1.09%       1.18%       1.00%
     Net Investment Income to Average
       Net Assets                             1.70%       1.18%       0.94%       0.88%       1.23%
--------------------------------------------------------------------------------------------------

                                                          CLASS B
                                         -----------------------------------------
                                                                       PERIOD FROM
                                                                        JANUARY 2,
                                          YEAR ENDED DECEMBER 31,       1996*** TO
                                         -------------------------    DECEMBER 31,
                                            1998++          1997++            1996
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.48          $11.44          $11.66
                                         ---------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                   0.22            0.08            0.06
  Net Realized and Unrealized Gain on
    Investments                               1.94            0.87            1.00
                                         ---------          ------          ------
    Total from Investment Operations          2.16            0.95            1.06
                                         ---------          ------          ------
DISTRIBUTIONS
  Net Investment Income                      (0.23)          (0.71)          (0.78)
  In Excess of Net Investment Income         (0.06)          (0.02)          (0.02)
  Net Realized Gain                          (0.23)          (1.18)          (0.48)
                                         ---------          ------          ------
    Total Distributions                      (0.52)          (1.91)          (1.28)
                                         ---------          ------          ------
NET ASSET VALUE, END OF PERIOD              $12.12          $10.48          $11.44
                                         ---------          ------          ------
                                         ---------          ------          ------
TOTAL RETURN                                 20.71%           8.35%           9.22%
                                         ---------          ------          ------
                                         ---------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $      96   $          14   $         633
Ratio of Expenses to Average Net Assets
  (2)                                         1.05%           1.05%           1.05%**
Ratio of Net Investment Income to
  Average Net Assets (2)                      1.80%           0.71%           1.09%**
Portfolio Turnover Rate                         49%             49%             65%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                     $0.03           $0.03           $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets           1.27%           1.32%           1.33%**
     Net Investment Income to Average
       Net Assets                             1.58%           0.45%           0.82%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
 ++ Per share amounts for the years ended December 31, 1998 and December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                   CLASS A
                                         ------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------
                                              1998        1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    9.43   $   18.73   $    19.48   $    21.54   $    26.20
                                         ---------   ---------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                   0.12        0.14         0.17         0.18         0.11
  Net Realized and Unrealized Gain
    (Loss) on Investments                    (1.24)      (8.93)        0.50         1.11        (4.15)
                                         ---------   ---------   ----------   ----------   ----------
    Total from Investment Operations         (1.12)      (8.79)        0.67         1.29        (4.04)
                                         ---------   ---------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income                      (0.30)      (0.00)+      (0.15)       (0.34)       (0.09)
  In Excess of Net Investment Income            --          --        (0.00)+      (0.00)+         --
  Net Realized Gain                             --          --        (1.27)       (3.01)       (0.53)
  In Excess of Net Realized Gain                --       (0.51)          --           --           --
                                         ---------   ---------   ----------   ----------   ----------
    Total Distributions                      (0.30)      (0.51)       (1.42)       (3.35)       (0.62)
                                         ---------   ---------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD           $    8.01   $    9.43   $    18.73   $    19.48   $    21.54
                                         ---------   ---------   ----------   ----------   ----------
                                         ---------   ---------   ----------   ----------   ----------
TOTAL RETURN                                (11.38)%    (48.29)%       3.49%        6.87%      (15.81)%
                                         ---------   ---------   ----------   ----------   ----------
                                         ---------   ---------   ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)      $51,334     $85,503     $363,498     $314,884     $276,906
Ratio of Expenses to Average Net Assets
  (1)                                         1.19%       1.12%        1.00%        1.00%        1.00%
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense and
  Interest Expense                            1.00%       1.00%         N/A          N/A          N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                      1.36%       0.47%        0.74%        0.97%        0.52%
Portfolio Turnover Rate                        151%        107%          69%          42%          47%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                     $0.05       $0.05        $0.05        $0.03        $0.04
   Ratios before expense limitation:
     Expenses to Average Net Assets           1.79%       1.31%        1.25%        1.18%        1.20%
     Net Investment Income to Average
       Net Assets                             0.76%       0.29%        0.54%        0.79%        0.32%
-----------------------------------------------------------------------------------------------------

                                                          CLASS B
                                         -----------------------------------------
                                                                       PERIOD FROM
                                                                        JANUARY 2,
                                          YEAR ENDED DECEMBER 31,       1996*** TO
                                         -------------------------    DECEMBER 31,
                                              1998            1997            1996
----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    9.40   $       18.74   $       19.55
                                         ---------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                   0.07            0.03            0.11
  Net Realized and Unrealized Gain
    (Loss) on Investments                    (1.20)          (8.86)           0.46
                                         ---------          ------          ------
    Total from Investment Operations         (1.13)          (8.83)           0.57
                                         ---------          ------          ------
DISTRIBUTIONS
  Net Investment Income                      (0.30)          (0.00)+         (0.11)
  Net Realized Gain                             --              --           (1.27)
  In Excess of Net Realized Gain                --           (0.51)             --
                                         ---------          ------          ------
    Total Distributions                      (0.30)          (0.51)          (1.38)
                                         ---------          ------          ------
NET ASSET VALUE, END OF PERIOD           $    7.97   $        9.40          $18.74
                                         ---------          ------          ------
                                         ---------          ------          ------
TOTAL RETURN                                (11.53)%        (48.48)%          2.92%
                                         ---------          ------          ------
                                         ---------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $1,487          $1,468         $11,002
Ratio of Expenses to Average Net Assets
  (2)                                         1.47%           1.37%           1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense and
  Interest Expense                            1.25%           1.25%            N/A
Ratio of Net Investment Income to
  Average Net Assets (2)                      1.06%           0.18%           0.58%**
Portfolio Turnover Rate                        151%            107%             69%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                     $0.04           $0.04           $0.04
   Ratios before expense limitation:
     Expenses to Average Net Assets           2.07%           1.56%           1.52%**
     Net Investment Income (Loss) to
       Average Net Assets                     0.46%          (0.01)%          0.37%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                    CLASS A
                                         -----------------------------
                                                           PERIOD FROM
                                                            OCTOBER 1,
                                            YEAR ENDED        1997* TO
                                          DECEMBER 31,    DECEMBER 31,
                                                  1998            1997
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $        7.94   $       10.00
                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.26            0.11
  Net Realized and Unrealized Loss on
    Investments                                  (1.24)          (2.10)
                                                ------          ------
    Total from Investment Operations             (0.98)          (1.99)
                                                ------          ------
DISTRIBUTIONS
  Net Investment Income                          (0.33)          (0.07)
                                                ------          ------
    Total Distributions                          (0.33)          (0.07)
                                                ------          ------
NET ASSET VALUE, END OF PERIOD           $        6.63   $        7.94
                                                ------          ------
                                                ------          ------
TOTAL RETURN                                    (11.82)%        (19.92)%
                                                ------          ------
                                                ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $2,447          $2,385
Ratio of Expenses to Average Net Assets
  (1)                                             1.05%           1.08%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                      1.00%           1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                          2.47%           5.21%**
Portfolio Turnover Rate                            261%             38%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                          $0.36           $0.25
   Ratios before expense limitation:
     Expenses to Average Net Assets               4.52%          12.95%**
     Net Investment Loss to Average Net
      Assets                                     (1.00)%         (6.66)%**
----------------------------------------------------------------------

                                                    CLASS B
                                         -----------------------------
                                                           PERIOD FROM
                                                            OCTOBER 1,
                                            YEAR ENDED        1997* TO
                                          DECEMBER 31,    DECEMBER 31,
                                                  1998            1997
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $        8.03   $       10.00
                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.12              --
  Net Realized and Unrealized Loss on
    Investments                                  (1.16)          (1.97)
                                                ------          ------
    Total from Investment Operations             (1.04)          (1.97)
                                                ------          ------
DISTRIBUTIONS
  Net Investment Income                          (0.33)             --
                                                ------          ------
    Total Distributions                          (0.33)             --
                                                ------          ------
NET ASSET VALUE, END OF PERIOD           $        6.66   $        8.03
                                                ------          ------
                                                ------          ------
TOTAL RETURN                                    (12.53)%        (19.70)%
                                                ------          ------
                                                ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $         761   $           0+
Ratio of Expenses to Average Net Assets
  (2)                                             1.38%           1.18%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                      1.25%            N/A
Ratio of Net Investment Income to
  Average Net Assets (2)                          2.39%           4.24%**
Portfolio Turnover Rate                            261%             38%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                  $        0.18             N/A
   Ratios before expense limitation:
     Expenses to Average Net Assets               5.03%            N/A
     Net Investment Loss to Average Net
      Assets                                     (1.27)%           N/A

--------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized
+    Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

                                                                    CLASS A
                                         -------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------
                                              1998          1997          1996        1995        1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $12.97        $14.66        $13.14      $16.30      $19.00
                                         ---------   -----------   -----------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                0.16          0.07          0.09        0.08       (0.04)
  Net Realized and Unrealized Gain
    (Loss) on Investments                    (3.46)        (0.29)         1.51       (2.05)      (1.69)
                                         ---------   -----------   -----------   ---------   ---------
    Total from Investment Operations         (3.30)        (0.22)         1.60       (1.97)      (1.73)
                                         ---------   -----------   -----------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                      (0.12)        (0.07)        (0.08)      (0.06)         --
  In Excess of Net Investment Income            --         (0.07)           --          --          --
  Net Realized Gain                             --         (0.69)           --       (1.13)      (0.97)
  In Excess of Net Realized Gain                --         (0.64)           --          --          --
                                         ---------   -----------   -----------   ---------   ---------
    Total Distributions                      (0.12)        (1.47)        (0.08)      (1.19)      (0.97)
                                         ---------   -----------   -----------   ---------   ---------
NET ASSET VALUE, END OF PERIOD           $    9.55   $     12.97   $     14.66   $   13.14   $   16.30
                                         ---------   -----------   -----------   ---------   ---------
                                         ---------   -----------   -----------   ---------   ---------
TOTAL RETURN                                (25.42)%       (1.03)%       12.19%     (12.77)%     (9.63)%
                                         ---------   -----------   -----------   ---------   ---------
                                         ---------   -----------   -----------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $772,115    $1,501,386    $1,304,006    $876,591    $929,638
Ratio of Expenses to Average Net Assets       1.81%         1.75%         1.74%       1.72%       1.75%
Ratio of Expenses to Average Net Assets
  excluding Interest Expense and
  Country Tax Expense                         1.70%          N/A           N/A         N/A         N/A
Ratio of Net Investment Income (Loss)
  to Average Net Assets                       1.04%         0.40%         0.69%       0.60%      (0.26)%
Portfolio Turnover Rate                         98%           90%           55%         54%         32%
------------------------------------------------------------------------------------------------------

                                                            CLASS B
                                         ----------------------------------------------
                                                                            PERIOD FROM
                                                                             JANUARY 2,
                                            YEAR ENDED DECEMBER 31,          1996*** TO
                                         ------------------------------    DECEMBER 31,
                                                   1998            1997            1996
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $12.98          $14.66          $13.25
                                                 ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.10            0.02            0.04
  Net Realized and Unrealized Gain
    (Loss) on Investments                         (3.43)          (0.28)           1.42
                                                 ------          ------          ------
    Total from Investment Operations              (3.33)          (0.26)           1.46
                                                 ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                           (0.09)          (0.05)          (0.05)
  In Excess of Net Investment Income                 --           (0.04)             --
  Net Realized Gain                                  --           (0.69)             --
  In Excess of Net Realized Gain                     --           (0.64)             --
                                                 ------          ------          ------
    Total Distributions                           (0.09)          (1.42)          (0.05)
                                                 ------          ------          ------
NET ASSET VALUE, END OF PERIOD           $         9.56   $       12.98   $       14.66
                                                 ------          ------          ------
                                                 ------          ------          ------
TOTAL RETURN                                     (25.65)%         (1.31)%         11.04%
                                                 ------          ------          ------
                                                 ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $7,199          $9,666         $14,213
Ratio of Expenses to Average Net Assets            2.06%           2.00%           1.99%**
Ratio of Expenses to Average Net Assets
  excluding Interest Expense and
  Country Tax Expense                              1.95%            N/A             N/A
Ratio of Net Investment Income to
  Average Net Assets                               0.80%           0.11%           0.33%**
Portfolio Turnover Rate                              98%             90%             55%

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                 CLASS A
                                         -------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------
                                              1998        1997        1996       1995       1994
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $17.96      $16.70      $13.92     $13.94     $12.91
                                         ---------   ---------   ---------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                   0.43        0.39        0.24       0.14       0.08
  Net Realized and Unrealized Gain on
    Investments                               1.08        2.58        2.85       1.37       1.29
                                         ---------   ---------   ---------   --------   --------
      Total from Investment Operations        1.51        2.97        3.09       1.51       1.37
                                         ---------   ---------   ---------   --------   --------
DISTRIBUTIONS
  Net Investment Income                      (0.42)      (0.37)      (0.25)     (0.15)     (0.09)
  In Excess of Net Investment Income            --          --       (0.02)        --         --
  Net Realized Gain                          (3.30)      (1.34)      (0.04)     (1.38)     (0.25)
                                         ---------   ---------   ---------   --------   --------
      Total Distributions                    (3.72)      (1.71)      (0.31)     (1.53)     (0.34)
                                         ---------   ---------   ---------   --------   --------
NET ASSET VALUE, END OF PERIOD           $   15.75   $   17.96   $   16.70   $  13.92   $  13.94
                                         ---------   ---------   ---------   --------   --------
                                         ---------   ---------   ---------   --------   --------
TOTAL RETURN                                  8.09%      17.88%      22.29%     11.85%     10.88%
                                         ---------   ---------   ---------   --------   --------
                                         ---------   ---------   ---------   --------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $168,712    $242,868    $178,356    $69,583    $27,634
Ratio of Expenses to Average Net Assets
  (1)                                         1.00%       1.00%       1.00%      1.00%      1.00%
Ratio of Net Investment Income to
  Average Net Assets (1)                      1.47%       1.96%       1.83%      1.37%      0.87%
Portfolio Turnover Rate                         52%         43%         24%        13%        79%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
  investment income                          $0.02       $0.02       $0.02      $0.03      $0.06
   Ratios before expense limitation:
     Expenses to Average Net Assets           1.08%       1.09%       1.16%      1.25%      1.62%
     Net Investment Income to Average
  Net Assets                                  1.40%       1.87%       1.67%      1.12%      0.25%
------------------------------------------------------------------------------------------------

                                                            CLASS B
                                         ---------------------------------------------
                                                                           PERIOD FROM
                                                                            JANUARY 2,
                                            YEAR ENDED DECEMBER 31,         1996*** TO
                                         -----------------------------    DECEMBER 31,
                                                  1998            1997            1996
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $17.94          $16.67          $14.05
                                                ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.33            0.28            0.18
  Net Realized and Unrealized Gain on
    Investments                                   1.13            2.66            2.73
                                                ------          ------          ------
      Total from Investment Operations            1.46            2.94            2.91
                                                ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                          (0.36)          (0.33)          (0.23)
  In Excess of Net Investment Income                --              --           (0.02)
  Net Realized Gain                              (3.30)          (1.34)          (0.04)
                                                ------          ------          ------
      Total Distributions                        (3.66)          (1.67)          (0.29)
                                                ------          ------          ------
NET ASSET VALUE, END OF PERIOD                  $15.74          $17.94          $16.67
                                                ------          ------          ------
                                                ------          ------          ------
TOTAL RETURN                                      7.80%          17.73%          20.76%
                                                ------          ------          ------
                                                ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $5,181          $4,654          $2,654
Ratio of Expenses to Average Net Assets
  (2)                                             1.25%           1.25%           1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                          1.15%           1.55%           1.67%**
Portfolio Turnover Rate                             52%             43%             24%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
  investment income                              $0.02           $0.02           $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.34%           1.34%           1.40%**
     Net Investment Income to Average
  Net Assets                                      1.08%           1.46%           1.52%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                   CLASS A
                                         ---------------------------
                                                         PERIOD FROM
                                          YEAR ENDED      OCTOBER 1,
                                            DECEMBER        1997* TO
                                                 31,    DECEMBER 31,
                                                1998            1997
--------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      9.52    $      10.00
                                         -----------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                     0.12            0.05
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.33           (0.52)
                                         -----------          ------
    Total from Investment Operations            0.45           (0.47)
                                         -----------          ------
DISTRIBUTIONS
  Net Investment Income                        (0.25)          (0.01)
  In Excess of Net Investment Income           (0.14)             --
                                         -----------          ------
    Total Distributions                        (0.39)          (0.01)
                                         -----------          ------
NET ASSET VALUE, END OF PERIOD           $      9.58    $       9.52
                                         -----------          ------
                                         -----------          ------
TOTAL RETURN                                    4.75%          (4.72)%
                                         -----------          ------
                                         -----------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)        $33,422         $15,177
Ratio of Expenses to Average Net Assets
  (1)                                           1.03%           1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                    1.00%            N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                        1.33%           2.08%**
Portfolio Turnover Rate                          119%             47%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                        $0.03           $0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets             1.43%           3.05%**
     Net Investment Income to Average
      Net Assets                                0.95%           0.03%**
--------------------------------------------------------------------

                                                   CLASS B
                                         ---------------------------
                                                         PERIOD FROM
                                          YEAR ENDED      OCTOBER 1,
                                            DECEMBER        1997* TO
                                                 31,    DECEMBER 31,
                                                1998            1997
--------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      9.52    $      10.00
                                         -----------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                     0.11            0.02
  Net Realized and Unrealized Gain
    (Loss) on Investments                       0.33           (0.50)
                                         -----------          ------
    Total from Investment Operations            0.44           (0.48)
                                         -----------          ------
DISTRIBUTIONS
  Net Investment Income                        (0.22)             --
  In Excess of Net Investment Income           (0.13)             --
                                         -----------          ------
    Total Distributions                        (0.35)             --
                                         -----------          ------
NET ASSET VALUE, END OF PERIOD           $      9.61    $       9.52
                                         -----------          ------
                                         -----------          ------
TOTAL RETURN                                    4.60%          (4.76)%
                                         -----------          ------
                                         -----------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $2,531            $789
Ratio of Expenses to Average Net Assets
  (2)                                           1.28%           1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                    1.25%            N/A
Ratio of Net Investment Income to
  Average Net Assets (2)                        1.15%           1.51%**
Portfolio Turnover Rate                          119%             47%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                        $0.04           $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets             1.68%           3.12%**
     Net Investment Income to Average
      Net Assets                                0.77%          (0.36)%**

--------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                      CLASS A
                                  -----------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------
                                      1998        1997     1996     1995     1994
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                          $  18.52    $  16.24  $ 14.31  $ 13.40  $ 13.87
                                  --------    --------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)           0.15        0.21     0.23     0.18     0.08
  Net Realized and Unrealized
    Gain on Investments               2.55        3.61     3.02     2.26     0.79
                                  --------    --------  -------  -------  -------
    Total from Investment
      Operations                      2.70        3.82     3.25     2.44     0.87
                                  --------    --------  -------  -------  -------
DISTRIBUTIONS
  Net Investment Income              (0.17)      (0.40)   (0.23)   (0.22)   (0.12)
  Net Realized Gain                  (0.31)      (1.14)   (1.09)   (1.31)   (1.22)
                                  --------    --------  -------  -------  -------
    Total Distributions              (0.48)      (1.54)   (1.32)   (1.53)   (1.34)
                                  --------    --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD      $20.74      $18.52   $16.24   $14.31   $13.40
                                  --------    --------  -------  -------  -------
                                  --------    --------  -------  -------  -------
TOTAL RETURN                         14.60%      23.75%   22.83%   18.66%    6.95%
                                  --------    --------  -------  -------  -------
                                  --------    --------  -------  -------  -------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                     $228,748    $108,074  $80,297  $91,675  $78,935
Ratio of Expenses to Average
  Net Assets (1)                      1.00%       1.00%    1.00%    1.00%    1.00%
Ratio of Net Investment Income
  to Average Net Assets (1)           0.96%       1.07%    1.38%    1.17%    0.87%
Portfolio Turnover Rate                 39%         30%      26%      28%      12%
---------------
(1) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
       investment income             $0.01       $0.02    $0.03    $0.02    $0.02
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                         1.07%       1.11%    1.15%    1.13%    1.24%
     Net Investment Income to
       Average Net Assets             0.90%       0.96%    1.23%    1.04%    0.63%
---------------------------------------------------------------------------------

                                                  CLASS B
                                -------------------------------------------
                                                                PERIOD FROM
                                                                 JANUARY 2,
                                   YEAR ENDED DECEMBER 31,       1996*** TO
                                -----------------------------  DECEMBER 31,
                                         1998            1997          1996
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       18.46    $      16.21  $      14.36
                                       ------          ------        ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)              0.15            0.16          0.13
  Net Realized and Unrealized
    Gain on Investments                  2.46            3.60          3.02
                                       ------          ------        ------
    Total from Investment
      Operations                         2.61            3.76          3.15
                                       ------          ------        ------
DISTRIBUTIONS
  Net Investment Income                 (0.13)          (0.37)        (0.21)
  Net Realized Gain                     (0.31)          (1.14)        (1.09)
                                       ------          ------        ------
    Total Distributions                 (0.44)          (1.51)        (1.30)
                                       ------          ------        ------
NET ASSET VALUE, END OF PERIOD         $20.63          $18.46        $16.21
                                       ------          ------        ------
                                       ------          ------        ------
TOTAL RETURN                            14.15%          23.37%        22.04%
                                       ------          ------        ------
                                       ------          ------        ------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $13,123          $5,910        $3,928
Ratio of Expenses to Average
  Net Assets (2)                         1.25%           1.25%         1.25%**
Ratio of Net Investment Income
  to Average Net Assets (2)              0.68%           0.80%         1.29%**
Portfolio Turnover Rate                    39%             30%           26%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                $0.01           $0.02         $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            1.32%           1.36%         1.39%**
     Net Investment Income to
       Average Net Assets                0.62%           0.69%         1.15%**

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIO:
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                   CLASS A
                                         ------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------
                                               1998          1997        1996        1995        1994
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $17.16        $16.95      $15.15      $15.34      $14.09
                                         ----------    ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                    0.27          0.30        0.25        0.16        0.16
  Net Realized and Unrealized Gain on
    Investments                                2.86          2.01        2.71        1.55        1.54
                                         ----------    ----------  ----------  ----------  ----------
    Total from Investment Operations           3.13          2.31        2.96        1.71        1.70
                                         ----------    ----------  ----------  ----------  ----------
DISTRIBUTIONS
  Net Investment Income                       (0.38)        (0.48)      (0.36)      (0.06)      (0.18)
  Net Realized Gain                           (1.66)        (1.62)      (0.80)      (1.84)      (0.27)
                                         ----------    ----------  ----------  ----------  ----------
    Total Distributions                       (2.04)        (2.10)      (1.16)      (1.90)      (0.45)
                                         ----------    ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD               $18.25        $17.16      $16.95      $15.15      $15.34
                                         ----------    ----------  ----------  ----------  ----------
                                         ----------    ----------  ----------  ----------  ----------
TOTAL RETURN                                  18.30%        13.91%      19.64%      11.77%      12.39%
                                         ----------    ----------  ----------  ----------  ----------
                                         ----------    ----------  ----------  ----------  ----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $3,400,498    $2,822,900  $2,264,424  $1,598,530  $1,304,770
Ratio of Expenses to Average Net Assets
  (1)                                          1.00%         1.00%       1.00%       1.00%       1.00%
Ratio of Net Investment Income to
  Average Net Assets (1)                       1.33%         1.49%       1.64%       1.38%       1.12%
Portfolio Turnover Rate                          33%           33%         18%         27%         16%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                      $0.00+        $0.00+      $0.00      $0.003      $0.004
   Ratios before expense limitation:
     Expenses to Average Net Assets            1.02%         1.02%       1.02%       1.03%       1.03%
     Net Investment Income to Average
       Net Assets                              1.32%         1.47%       1.61%       1.35%       1.09%
-----------------------------------------------------------------------------------------------------

                                                         CLASS B
                                         ----------------------------------------
                                                                      PERIOD FROM
                                                                       JANUARY 2,
                                          YEAR ENDED DECEMBER 31,      1996*** TO
                                         --------------------------  DECEMBER 31,
                                                 1998          1997          1996
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      17.13  $      16.93  $      15.24
                                               ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                      0.24          0.23          0.23
  Net Realized and Unrealized Gain on
    Investments                                  2.85          2.02          2.59
                                               ------        ------        ------
    Total from Investment Operations             3.09          2.25          2.82
                                               ------        ------        ------
DISTRIBUTIONS
  Net Investment Income                         (0.34)        (0.43)        (0.33)
  Net Realized Gain                             (1.66)        (1.62)        (0.80)
                                               ------        ------        ------
    Total Distributions                         (2.00)        (2.05)        (1.13)
                                               ------        ------        ------
NET ASSET VALUE, END OF PERIOD           $      18.22  $      17.13  $      16.93
                                               ------        ------        ------
                                               ------        ------        ------
TOTAL RETURN                                    18.13%        13.57%        18.58%
                                               ------        ------        ------
                                               ------        ------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $17,076        $3,074        $5,393
Ratio of Expenses to Average Net Assets
  (2)                                            1.25%         1.25%         1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                         0.96%         1.21%         1.68%**
Portfolio Turnover Rate                            33%           33%           18%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                        $0.00+        $0.00+        $0.00
   Ratios before expense limitation:
     Expenses to Average Net Assets              1.28%         1.27%         1.27%**
     Net Investment Income to Average
       Net Assets                                0.95%         1.19%         1.66%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------

                                                            CLASS A
                                         ---------------------------------------------
                                                                           PERIOD FROM
                                                                             MARCH 15,
                                            YEAR ENDED DECEMBER 31,           1996* TO
                                         -----------------------------    DECEMBER 31,
                                                  1998            1997            1996
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.87          $10.66          $10.00
                                                ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.14            0.17            0.06
  Net Realized and Unrealized Gain on
    Investments                                   0.66            0.54            0.76
                                                ------          ------          ------
    Total from Investment Operations              0.80            0.71            0.82
                                                ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                          (0.10)          (0.41)          (0.13)
  In Excess of Net Investment Income                --              --           (0.02)
  Net Realized Gain                                 --           (0.09)          (0.01)
                                                ------          ------          ------
    Total Distributions                          (0.10)          (0.50)          (0.16)
                                                ------          ------          ------
NET ASSET VALUE, END OF PERIOD                  $11.57          $10.87          $10.66
                                                ------          ------          ------
                                                ------          ------          ------
TOTAL RETURN                                      7.33%           6.58%           8.25%
                                                ------          ------          ------
                                                ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $269,814        $159,096         $85,316
Ratio of Expenses to Average Net Assets
  (1)                                             1.00%           1.00%           1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                          1.34%           1.44%           0.99%**
Portfolio Turnover Rate                             39%             41%             18%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.01           $0.02           $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.13%           1.19%           1.54%**
     Net Investment Income to Average
       Net Assets                                 1.24%           1.25%           0.44%**
--------------------------------------------------------------------------------------

                                                            CLASS B
                                         ---------------------------------------------
                                                                           PERIOD FROM
                                                                             MARCH 15,
                                            YEAR ENDED DECEMBER 31,           1996* TO
                                         -----------------------------    DECEMBER 31,
                                                  1998            1997            1996
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $10.84          $10.63          $10.00
                                                ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.14            0.16            0.01
  Net Realized and Unrealized Gain on
    Investments                                   0.64            0.52            0.78
                                                ------          ------          ------
    Total from Investment Operations              0.78            0.68            0.79
                                                ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                          (0.08)          (0.38)          (0.13)
  In Excess of Net Investment Income                --              --           (0.02)
  Net Realized Gain                                 --           (0.09)          (0.01)
                                                ------          ------          ------
    Total Distributions                          (0.08)          (0.47)          (0.16)
                                                ------          ------          ------
NET ASSET VALUE, END OF PERIOD                  $11.54          $10.84          $10.63
                                                ------          ------          ------
                                                ------          ------          ------
TOTAL RETURN                                      7.13%           6.33%           7.90%
                                                ------          ------          ------
                                                ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $26,151         $28,217         $23,173
Ratio of Expenses to Average Net Assets
  (2)                                             1.25%           1.25%           1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                          1.24%           1.19%           0.60%**
Portfolio Turnover Rate                             39%             41%             18%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.01           $0.02           $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.37%           1.44%           1.69%**
     Net Investment Income to Average
       Net Assets                                 1.14%           1.00%           0.15%**

--------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

                                                      YEAR ENDED DECEMBER 31,
                                        ---------------------------------------------------
                                            1998        1997       1996      1995      1994
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $  15.61    $  16.83   $  14.94  $  15.15  $  14.64
                                        --------    --------   --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                 0.22        0.25       0.21      0.24      0.14
  Net Realized and Unrealized Gain
    (Loss) on Investments+                  0.39       (0.42)      2.29*     0.15*     0.62*
                                        --------    --------   --------  --------  --------
    Total from Investment Operations        0.61       (0.17)      2.50      0.39      0.76
                                        --------    --------   --------  --------  --------
DISTRIBUTIONS
  Net Investment Income                    (0.24)      (0.31)     (0.22)    (0.23)    (0.03)
  In Excess of Net Investment Income          --       (0.05)        --        --        --
  Net Realized Gain                        (0.79)      (0.77)     (0.39)    (0.37)    (0.22)
                                        --------    --------   --------  --------  --------
    Total Distributions                    (1.03)      (1.13)     (0.61)    (0.60)    (0.25)
                                        --------    --------   --------  --------  --------
TRANSACTION FEES                            0.06        0.08         --        --        --
                                        --------    --------   --------  --------  --------
NET ASSET VALUE, END OF PERIOD          $  15.25    $  15.61   $  16.83  $  14.94  $  15.15
                                        --------    --------   --------  --------  --------
                                        --------    --------   --------  --------  --------
TOTAL RETURN                                4.25%      (0.55)%    16.82%     2.60%     5.25%
                                        --------    --------   --------  --------  --------
                                        --------    --------   --------  --------  --------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                           $252,642    $230,095   $234,743  $198,669  $160,101
Ratio of Expenses to Average Net
  Assets (1)                                1.15%       1.15%      1.15%     1.15%     1.15%
Ratio of Net Investment Income to
  Average Net Assets (1)                    1.23%       1.37%      1.29%     1.72%     1.18%
Portfolio Turnover Rate                       39%         31%        35%       24%        8%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                   $0.01       $0.01      $0.01     $0.01     $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets         1.21%       1.22%      1.23%     1.24%     1.29%
     Net Investment Income to
       Average Net Assets                   1.18%       1.30%      1.20%     1.63%     1.04%

--------------------------------------------------------------------------------

  * Reflects a 1% transaction fee on purchases and redemptions of capital shares.
  + The amount shown for the year ended December 31, 1998 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                       CLASS A
                                        ----------------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                     APRIL 25,
                                                      YEAR ENDED DECEMBER 31,                         1994* TO
                                        ---------------------------------------------------       DECEMBER 31,
                                             1998          1997        1996++          1995               1994
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $    5.89     $    7.96     $    9.27     $    9.83         $    10.00
                                        ---------     ---------     ---------     ---------             ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (1)             0.04          0.17            --          0.04              (0.01)
Net Realized and Unrealized Gain
  (Loss) on Investments+                     0.48         (0.94)        (0.13)        (0.40)             (0.16)
                                        ---------     ---------     ---------     ---------             ------
    Total from Investment Operations         0.52         (0.77)        (0.13)        (0.36)             (0.17)
                                        ---------     ---------     ---------     ---------             ------
DISTRIBUTIONS
Net Investment Income                       (0.23)        (1.30)        (0.66)           --                 --
In Excess of Net Investment Income             --            --         (0.52)        (0.20)                --
                                        ---------     ---------     ---------     ---------             ------
    Total Distributions                     (0.23)        (1.30)        (1.18)        (0.20)                --
                                        ---------     ---------     ---------     ---------             ------
NET ASSET VALUE, END OF PERIOD          $    6.18     $    5.89     $    7.96     $    9.27         $     9.83
                                        ---------     ---------     ---------     ---------             ------
                                        ---------     ---------     ---------     ---------             ------
TOTAL RETURN                                 8.82%        (9.23)%       (1.40)%       (3.64)%            (1.70)%
                                        ---------     ---------     ---------     ---------             ------
                                        ---------     ---------     ---------     ---------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                             $57,755       $77,086      $152,229      $119,278            $50,332
Ratio of Expenses to Average Net
  Assets (1)                                 1.11%         1.06%         1.00%         1.00%              1.00%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense          1.00%         1.00%          N/A           N/A                N/A
Ratio of Net Investment Income
  (Loss) to Average Net Assets (1)           0.03%        (0.21)%       (0.04)%        0.15%             (0.10)%**
Portfolio Turnover Rate                        66%           40%           38%           52%                 1%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income (Loss)             $0.01         $0.01         $0.01         $0.06              $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets          1.30%         1.14%         1.07%         1.20%              1.27%**
     Net Investment Loss to Average
       Net Assets                           (0.14)%       (0.28)%       (0.11)%       (0.05)%            (0.37)%**
--------------------------------------------------------------------------------------------------------------

                                                          CLASS B
                                        --------------------------------------------
                                                                         PERIOD FROM
                                                                          JANUARY 2,
                                         YEAR ENDED DECEMBER 31,          1996*** TO
                                        -------------------------       DECEMBER 31,
                                             1998            1997             1996++
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $    5.87   $        7.94         $     9.25
                                        ---------          ------             ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss) (2)            (0.09)           0.09              (0.02)
Net Realized and Unrealized Gain
  (Loss) on Investments                      0.58           (0.89)             (0.14)
                                        ---------          ------             ------
    Total from Investment Operations         0.49           (0.80)             (0.16)
                                        ---------          ------             ------
DISTRIBUTIONS
Net Investment Income                       (0.23)          (1.27)             (0.64)
In Excess of Net Investment Income             --              --              (0.51)
                                        ---------          ------             ------
    Total Distributions                     (0.23)          (1.27)             (1.15)
                                        ---------          ------             ------
NET ASSET VALUE, END OF PERIOD          $    6.13   $        5.87         $     7.94
                                        ---------          ------             ------
                                        ---------          ------             ------
TOTAL RETURN                                 8.33%          (9.64)%            (1.67)%
                                        ---------          ------             ------
                                        ---------          ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                           $   1,083   $       1,703         $    3,431
Ratio of Expenses to Average Net
  Assets (2)                                 1.36%           1.31%              1.25%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense          1.25%           1.25%               N/A
Ratio of Net Investment Loss to
  Average Net Assets (2)                    (0.25)%         (0.53)%            (0.26)%**
Portfolio Turnover Rate                        66%             40%                38%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income (loss)             $0.02           $0.01              $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets          1.55%           1.38%              1.31%**
     Net Investment Loss to Average
       Net Assets                           (0.42)%         (0.60)%            (0.32)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  + The amount shown for the year ended December 31, 1995 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
 ++ Per share amounts for the year ended December 31, 1996 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

--------------------------------------------------------------------------------

                                                                 CLASS A
                                         -------------------------------------------------------
                                                                                     PERIOD FROM
                                                                                     JANUARY 18,
                                                YEAR ENDED DECEMBER 31,                 1995* TO
                                         --------------------------------------     DECEMBER 31,
                                                1998++         1997        1996             1995
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.91     $  11.32    $   9.06        $   10.00
                                                ------     --------    --------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                0.13        (0.01)       0.14             0.05
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (4.16)        4.32        4.27            (0.92)
                                                ------     --------    --------           ------
    Total from Investment Operations             (4.03)        4.31        4.41            (0.87)
                                                ------     --------    --------           ------
DISTRIBUTIONS
  Net Investment Income                          (0.09)          --       (0.13)           (0.04)
  Net Realized Gain                              (0.05)       (4.04)      (2.02)              --
  In Excess of Net Realized Gain                    --        (0.68)         --               --
  Return of Capital                                 --           --          --            (0.03)
                                                ------     --------    --------           ------
    Total Distributions                          (0.14)       (4.72)      (2.15)           (0.07)
                                                ------     --------    --------           ------
NET ASSET VALUE, END OF PERIOD                $   6.74     $  10.91    $  11.32        $    9.06
                                                ------     --------    --------           ------
                                                ------     --------    --------           ------
TOTAL RETURN                                    (37.10)%      41.28%      48.77%           (8.68)%
                                                ------     --------    --------           ------
                                                ------     --------    --------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $15,012      $73,196     $30,409          $15,376
Ratio of Expenses to Average Net Assets
  (1)                                             1.81%        1.89%       1.70%            1.70%**
Ratio of Expense to Average Net Assets
  Excluding Country Tax
  Expense and Interest Expense                    1.64%        1.70%       1.70%            1.70%**
Ratio of Net Investment Income to
  Average Net Assets (1)                          1.40%       (0.14)%      1.21%            1.62%**
Portfolio Turnover Rate                            196%         286%        192%             137%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                           N/A        $0.01       $0.05            $0.09
   Ratios before expense limitation:
     Expenses to Average Net Assets                N/A         1.96%       2.18%            3.13%**
     Net Investment Income (Loss) to
       Average Net Assets                          N/A        (0.21)%      0.75%           (0.48)%**
------------------------------------------------------------------------------------------------

                                                              CLASS B
                                         -------------------------------------------------
                                                                               PERIOD FROM
                                                                                JANUARY 2,
                                             YEAR ENDED DECEMBER 31,            1996*** TO
                                         --------------------------------     DECEMBER 31,
                                                1998++               1997             1996
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.80           $  11.31          $  9.44
                                                ------             ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.12                 --             0.09
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (4.09)              4.21             3.90
                                                ------             ------           ------
    Total from Investment Operations             (3.97)              4.21             3.99
                                                ------             ------           ------
DISTRIBUTIONS
  Net Investment Income                             --                 --            (0.10)
  Net Realized Gain                              (0.05)             (4.04)           (2.02)
  In Excess of Net Realized Gain                    --              (0.68)              --
                                                ------             ------           ------
    Total Distributions                          (0.05)             (4.72)           (2.12)
                                                ------             ------           ------
NET ASSET VALUE, END OF PERIOD                $   6.78           $  10.80          $ 11.31
                                                ------             ------           ------
                                                ------             ------           ------
TOTAL RETURN                                    (36.86)%            40.37%           42.44%
                                                ------             ------           ------
                                                ------             ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $1,148             $6,709           $1,333
Ratio of Expenses to Average Net Assets
  (2)                                             2.01%              2.14%            1.95%**
Ratio of Expense to Average Net Assets
  Excluding Country Tax
  Expense and Interest Expense                    1.85%              1.95%            1.95%**
Ratio of Net Investment Income to
  Average Net Assets (2)                          1.24%             (0.34)%           0.89%**
Portfolio Turnover Rate                            196%               286%             192%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                           N/A           $   0.00+         $  0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets                N/A               2.21%            2.43%**
     Net Investment Income to Average
       Net Assets                                  N/A              (0.41)%           0.42%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                 CLASS A
                                         --------------------------------------------------------
                                                                                      PERIOD FROM
                                                                                         MARCH 8,
                                                 YEAR ENDED DECEMBER 31,                 1995* TO
                                         ---------------------------------------     DECEMBER 31,
                                                  1998          1997        1996             1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  15.78     $   14.43    $  12.17         $  10.00
                                                ------     ---------    --------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.00+         0.01        0.18             0.15
  Net Realized and Unrealized Gain on
    Investments                                   2.42          4.58        4.73             3.95
                                                ------     ---------    --------           ------
    Total from Investment Operations              2.42          4.59        4.91             4.10
                                                ------     ---------    --------           ------
DISTRIBUTIONS
  Net Investment Income                             --         (0.01)      (0.17)           (0.15)
  In Excess of Net Investment Income                --         (0.00)+        --               --
  Net Realized Gain                              (0.38)        (3.23)      (2.48)           (1.78)
  In Excess of Net Realized Gain                 (0.32)           --          --               --
                                                ------     ---------    --------           ------
    Total Distributions                          (0.70)        (3.24)      (2.65)           (1.93)
                                                ------     ---------    --------           ------
NET ASSET VALUE, END OF PERIOD                  $17.50        $15.78      $14.43           $12.17
                                                ------     ---------    --------           ------
                                                ------     ---------    --------           ------
TOTAL RETURN                                     15.35%        33.31%      40.90%           41.25%
                                                ------     ---------    --------           ------
                                                ------     ---------    --------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $130,734      $155,087     $68,480          $28,548
Ratio of Expenses to Average Net Assets
  (1)                                             1.01%         1.02%       1.00%            1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Dividend Expense on
  Securities Sold Short                           1.00%         1.00%        N/A              N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                          0.01%         0.08%       1.26%            1.64%**
Portfolio Turnover Rate                            373%          302%        380%             309%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.01         $0.01       $0.03            $0.06
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.03%         1.08%       1.24%            1.59%**
     Net Investment Income to Average
       Net Assets                                (0.01)%        0.02%       1.02%            1.05%**
-------------------------------------------------------------------------------------------------

                                                              CLASS B
                                         --------------------------------------------------
                                                                                PERIOD FROM
                                                                                 JANUARY 2,
                                             YEAR ENDED DECEMBER 31,             1996*** TO
                                         --------------------------------      DECEMBER 31,
                                                  1998               1997              1996
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $15.72             $14.42            $12.25
                                                ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)               (0.06)             (0.01)             0.13
  Net Realized and Unrealized Gain on
    Investments                                   2.44               4.55              4.67
                                                ------             ------            ------
    Total from Investment Operations              2.38               4.54              4.80
                                                ------             ------            ------
DISTRIBUTIONS
  Net Investment Income                             --              (0.01)            (0.15)
  In Excess of Net Investment Income                --              (0.00)+              --
  Net Realized Gain                              (0.38)             (3.23)            (2.48)
  In Excess of Net Realized Gain                 (0.32)                --                --
                                                ------             ------            ------
    Total Distributions                          (0.70)             (3.24)            (2.63)
                                                ------             ------            ------
NET ASSET VALUE, END OF PERIOD                $  17.40           $  15.72          $  14.42
                                                ------             ------            ------
                                                ------             ------            ------
TOTAL RETURN                                     15.15%             32.90%            39.72%
                                                ------             ------            ------
                                                ------             ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $16,682            $18,277            $8,805
Ratio of Expenses to Average Net Assets
  (2)                                             1.26%              1.27%             1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Dividend Expense on
  Securities Sold Short                           1.25%              1.25%              N/A
Ratio of Net Investment Income (Loss)
  to Average Net Assets (2)                      (0.26)%            (0.18)%            0.95%**
Portfolio Turnover Rate                            373%               302%              380%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income (loss)                  $0.00+             $0.00+            $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.28%              1.33%             1.47%**
     Net Investment Income (Loss) to
       Average Net Assets                        (0.28)%            (0.24)%            0.73%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                CLASS A
                                         ------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------
                                             1998       1997       1996        1995        1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $   7.72   $  13.50   $  21.49   $   16.12   $   16.22
                                         --------   --------   --------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)           0.09      (0.07)     (0.19)      (0.18)      (0.09)
  Net Realized and Unrealized Gain
    (Loss) on Investments                    1.97       1.09       0.89        5.55       (0.01)
                                         --------   --------   --------   ---------   ---------
    Total from Investment Operations         2.06       1.02       0.70        5.37       (0.10)
                                         --------   --------   --------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                     (0.09)        --         --          --          --
  Net Realized Gain                         (1.62)     (6.80)     (8.69)         --          --
                                         --------   --------   --------   ---------   ---------
    Total Distributions                     (1.71)     (6.80)     (8.69)         --          --
                                         --------   --------   --------   ---------   ---------
NET ASSET VALUE, END OF PERIOD           $   8.07   $   7.72   $  13.50   $   21.49   $   16.12
                                         --------   --------   --------   ---------   ---------
                                         --------   --------   --------   ---------   ---------
TOTAL RETURN                                27.54%     11.36%      3.72%      33.31%      (0.62)%
                                         --------   --------   --------   ---------   ---------
                                         --------   --------   --------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $73,276    $57,777    $62,793    $119,378    $117,669
Ratio of Expenses to Average Net Assets
  (1)                                        1.25%      1.25%      1.25%       1.25%       1.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets (1)                  1.06%     (0.87)%    (0.88)%     (0.76)%     (0.61)%
Portfolio Turnover Rate                       331%       228%        33%         25%         24%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment loss                      $0.01      $0.01      $0.01      $0.003      $0.002
   Ratios before expense limitation:
     Expenses to Average Net Assets          1.35%      1.34%      1.30%       1.26%       1.26%
     Net Investment Income (Loss) to
       Average Net Assets                    0.96%     (0.95)%    (0.92)%     (0.77)%     (0.62)%
-----------------------------------------------------------------------------------------------

                                                      CLASS B
                                         ---------------------------------
                                                               PERIOD FROM
                                            YEAR ENDED          JANUARY 2,
                                           DECEMBER 31,         1996*** TO
                                         -----------------    DECEMBER 31,
                                            1998      1997            1996
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  7.63   $ 13.45   $       21.47
                                         -------   -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)          0.09     (0.06)          (0.15)
  Net Realized and Unrealized Gain on
    Investments                             1.90      1.04            0.82
                                         -------   -------          ------
    Total From Operations                   1.99      0.98            0.67
                                         -------   -------          ------
DISTRIBUTIONS
  Net Investment Income                    (0.07)       --              --
  Net Realized Gain                        (1.62)    (6.80)          (8.69)
                                         -------   -------          ------
    Total Distributions                    (1.69)    (6.80)          (8.69)
                                         -------   -------          ------
NET ASSET VALUE, END OF PERIOD           $  7.93   $  7.63   $       13.45
                                         -------   -------          ------
                                         -------   -------          ------
TOTAL RETURN                               26.86%    11.13%           3.58%
                                         -------   -------          ------
                                         -------   -------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $1,282    $1,313          $3,997
Ratio of Expenses to Average Net Assets
  (2)                                       1.50%     1.50%           1.50%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets (2)                 0.88%    (1.12)%         (1.09)%**
Portfolio Turnover Rate                      331%      228%             33%
---------------
(2) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net
       investment loss                     $0.01    $0.00+           $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets         1.60%     1.58%           1.54%**
     Net Investment Income (Loss) to
       Average Net Assets                   0.78%    (1.21)%         (1.14)%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                 CLASS A
                                         --------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------
                                              1998        1997        1996        1995       1994
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $16.93      $14.94      $14.14      $12.02     $12.14
                                         ---------   ---------   ---------   ---------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                   0.04        0.06        0.17        0.22       0.17
  Net Realized and Unrealized Gain on
    Investments                               3.17        4.48        4.07        4.93       0.21
                                         ---------   ---------   ---------   ---------   --------
    Total from Investment Operations          3.21        4.54        4.24        5.15       0.38
                                         ---------   ---------   ---------   ---------   --------
DISTRIBUTIONS
  Net Investment Income                      (0.03)      (0.06)      (0.17)      (0.28)     (0.13)
  In Excess of Net Investment Income            --       (0.00)+        --          --         --
  Net Realized Gain                          (0.64)      (2.49)      (3.27)      (2.75)     (0.37)
  In Excess of Net Realized Gain             (0.43)         --          --          --         --
                                         ---------   ---------   ---------   ---------   --------
    Total Distributions                      (1.10)      (2.55)      (3.44)      (3.03)     (0.50)
                                         ---------   ---------   ---------   ---------   --------
NET ASSET VALUE, END OF PERIOD              $19.04      $16.93      $14.94      $14.14     $12.02
                                         ---------   ---------   ---------   ---------   --------
                                         ---------   ---------   ---------   ---------   --------
TOTAL RETURN                                 19.04%      31.32%      30.97%      45.02%      3.26%
                                         ---------   ---------   ---------   ---------   --------
                                         ---------   ---------   ---------   ---------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $784,565    $591,789    $352,703    $158,112    $97,259
Ratio of Expenses to Average Net Assets
  (1)                                         0.80%       0.80%       0.80%       0.80%      0.80%
Ratio of Net Investment Income to
  Average Net Assets (1)                      0.22%       0.35%       1.12%       1.57%      1.44%
Portfolio Turnover Rate                        156%        177%        186%        186%       146%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                     $0.00+      $0.00+      $0.01       $0.01      $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets           0.80%       0.82%       0.88%       0.88%      0.89%
     Net Investment Income to Average
       Net Assets                             0.22%       0.33%       1.04%       1.49%      1.35%
-------------------------------------------------------------------------------------------------

                                                       CLASS B
                                         -----------------------------------
                                                                 PERIOD FROM
                                         YEAR ENDED DECEMBER      JANUARY 2,
                                                 31,              1996*** TO
                                         -------------------    DECEMBER 31,
                                             1998       1997            1996
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $16.91     $14.92          $14.22
                                         --------   --------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                  0.00+      0.04            0.13
  Net Realized and Unrealized Gain on
    Investments                              3.15       4.46            3.99
                                         --------   --------          ------
    Total from Investment Operations         3.15       4.50            4.12
                                         --------   --------          ------
DISTRIBUTIONS
  Net Investment Income                     (0.02)     (0.02)          (0.15)
  Net Realized Gain                         (0.64)     (2.49)          (3.27)
  In Excess of Net Realized Gain            (0.43)        --              --
                                         --------   --------          ------
    Total Distributions                     (1.09)     (2.51)          (3.42)
                                         --------   --------          ------
NET ASSET VALUE, END OF PERIOD             $18.97     $16.91          $14.92
                                         --------   --------          ------
                                         --------   --------          ------
TOTAL RETURN                                18.71%     31.05%          29.92%
                                         --------   --------          ------
                                         --------   --------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $83,330    $27,879          $5,498
Ratio of Expenses to Average Net Assets
  (2)                                        1.05%      1.05%           1.05%**
Ratio of Net Investment Income to
  Average Net Assets (2)                    (0.02)%     0.10%           0.91%**
Portfolio Turnover Rate                       156%       177%            186%
---------------
(2) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net
       investment income                    $0.00+     $0.01           $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets          1.05%      1.07%           1.12%**
     Net Investment Income to Average
       Net Assets                           (0.02)%     0.08%           0.84%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

                                                       CLASS A
                                         ------------------------------------
                                                                  PERIOD FROM
                                         YEAR ENDED DECEMBER    SEPTEMBER 16,
                                                 31,                 1996* TO
                                         -------------------     DECEMBER 31,
                                           1998++       1997             1996
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  11.73   $  10.71   $        10.00
                                         --------   --------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)          (0.13)      0.07            (0.02)
  Net Realized and Unrealized Gain on
    Investments                              6.45       3.75             0.73
                                         --------   --------           ------
    Total from Investment Operations         6.32       3.82             0.71
                                         --------   --------           ------
DISTRIBUTIONS
  Net Investment Income                        --      (0.26)              --
  Net Realized Gain                         (0.07)     (1.28)              --
  In Excess of Net Realized Gain               --      (1.00)              --
  Return of Capital                            --      (0.26)              --
                                         --------   --------           ------
    Total Distributions                     (0.07)     (2.80)              --
                                         --------   --------           ------
NET ASSET VALUE, END OF PERIOD           $  17.98   $  11.73   $        10.71
                                         --------   --------           ------
                                         --------   --------           ------
TOTAL RETURN                                53.90%     37.27%            7.10%
                                         --------   --------           ------
                                         --------   --------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $27,506    $31,788           $3,595
Ratio of Expenses to Average Net Assets
  (1)                                        1.29%      1.25%            1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest expense                 1.25%       N/A              N/A
Ratio of Net Investment Loss to Average
  Net Assets (1)                            (0.95)%    (1.07)%          (0.70)%**
Portfolio Turnover Rate                       265%       622%              77%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment loss                      $0.07      $0.08            $0.22
   Ratios before expense limitation:
     Expenses to Average Net Assets          1.82%      2.47%            8.51%**
     Net Investment Income (Loss) to
       Average Net Assets                   (1.47)%    (2.30)%          (7.96)%**
-----------------------------------------------------------------------------

                                                      CLASS B
                                         ----------------------------------
                                                                PERIOD FROM
                                            YEAR ENDED         SEPTEMBER 16
                                           DECEMBER 31,            1996* TO
                                         -----------------     DECEMBER 31,
                                          1998++      1997             1996
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 11.72   $ 10.71   $        10.00
                                         -------   -------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)         (0.16)     0.04            (0.02)
  Net Realized and Unrealized Gain on
    Investments                             6.43      3.74             0.73
                                         -------   -------           ------
    Total from Investment Operations        6.27      3.78             0.71
                                         -------   -------           ------
DISTRIBUTIONS
  Net Investment Income                       --     (0.25)              --
  Net Realized Gain                        (0.07)    (1.28)              --
  In Excess of Net Realized Gain              --     (1.00)              --
  Return of Capital                           --     (0.24)              --
                                         -------   -------           ------
    Total Distributions                    (0.07)    (2.77)              --
                                         -------   -------           ------
NET ASSET VALUE, END OF PERIOD           $ 17.92   $ 11.72   $        10.71
                                         -------   -------           ------
                                         -------   -------           ------
TOTAL RETURN                               53.52%    36.90%            7.10%
                                         -------   -------           ------
                                         -------   -------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $850    $2,394           $1,487
Ratio of Expenses to Average Net Assets
  (2)                                       1.55%     1.50%            1.50%**
Ratio of Expenses to Average Net Assets
  Excluding Interest expense                1.50%      N/A              N/A
Ratio of Net Investment Loss to Average
  Net Assets (2)                           (1.32)%   (1.41)%          (1.00)%**
Portfolio Turnover Rate                      265%      622%              77%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment loss                     $0.07     $0.04            $0.19
   Ratios before expense limitation:
     Expenses to Average Net Assets         2.08%     2.72%            9.14%**
     Net Investment Loss to Average Net
       Assets                              (1.84)%   (2.63)%          (8.65)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

--------------------------------------------------------------------------------

                                                    CLASS A
                                         -----------------------------
                                                           PERIOD FROM
                                                              JULY 31,
                                            YEAR ENDED        1997* TO
                                          DECEMBER 31,    DECEMBER 31,
                                                1998++          1997++
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $       10.31   $       10.00
                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.09            0.06
  Net Realized and Unrealized Gain on
    Investments                                   2.10            0.33
                                                ------          ------
    Total from Investment Operations              2.19            0.39
                                                ------          ------
DISTRIBUTIONS
  Net Investment Income                          (0.05)          (0.05)
  Net Realized Gain                                 --           (0.03)
  In Excess of Net Realized Gain                 (0.02)             --
                                                ------          ------
    Total Distributions                          (0.07)          (0.08)
                                                ------          ------
NET ASSET VALUE, END OF PERIOD           $       12.43   $       10.31
                                                ------          ------
                                                ------          ------
TOTAL RETURN                                     21.26%           3.94%
                                                ------          ------
                                                ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $66,640         $20,914
Ratio of Expenses to Average Net Assets
  (1)                                             0.80%           0.80%**
Ratio of Net Investment Income to
  Average Net Assets (1)                          0.87%           1.32%**
Portfolio Turnover Rate                            228%             15%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                          $0.03           $0.07
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.05%           2.37%**
     Net Investment Income to Average
      Net Assets                                  0.59%          (0.25)%**
----------------------------------------------------------------------

                                                    CLASS B
                                         -----------------------------
                                                           PERIOD FROM
                                                              JULY 31,
                                            YEAR ENDED        1997* TO
                                          DECEMBER 31,    DECEMBER 31,
                                                1998++          1997++
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $       10.31   $       10.00
                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.06            0.02
  Net Realized and Unrealized Gain on
    Investments                                   2.10            0.37
                                                ------          ------
    Total from Investment Operations              2.16            0.39
                                                ------          ------
DISTRIBUTIONS
  Net Investment Income                          (0.03)          (0.05)
  Net Realized Gain                                 --           (0.03)
  In Excess of Net Realized Gain                 (0.02)             --
                                                ------          ------
    Total Distributions                          (0.05)          (0.08)
                                                ------          ------
NET ASSET VALUE, END OF PERIOD           $       12.42   $       10.31
                                                ------          ------
                                                ------          ------
TOTAL RETURN                                     20.95%           3.93%
                                                ------          ------
                                                ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $1,431            $102
Ratio of Expenses to Average Net Assets
  (2)                                             1.05%           1.05%**
Ratio of Net Investment Income to
  Average Net Assets (2)                          0.52%           0.48%**
Portfolio Turnover Rate                            228%             15%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                          $0.03           $0.00+
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.34%           2.63%**
     Net Investment Income to Average
      Net Assets                                  0.24%          (0.32)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
  +  Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1998 and period ended December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                              CLASS A
                                         -------------------------------------------------
                                                                               PERIOD FROM
                                                                              FEBRUARY 24,
                                              YEAR ENDED DECEMBER 31,             1995* TO
                                         ---------------------------------    DECEMBER 31,
                                              1998        1997        1996            1995
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $   15.38   $   14.41   $   11.42   $       10.00
                                         ---------   ---------   ---------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                   0.47        0.42        0.37            0.26
  Net Realized and Unrealized Gain
    (Loss) on Investments                    (2.32)       3.40        4.02            1.84
                                         ---------   ---------   ---------          ------
    Total from Investment Operations         (1.85)       3.82        4.39            2.10
                                         ---------   ---------   ---------          ------
DISTRIBUTIONS
  Net Investment Income                      (0.49)      (0.43)      (0.39)          (0.24)
  Net Realized Gain                          (0.10)      (2.16)      (1.01)          (0.44)
  In Excess of Net Realized Gain             (0.23)      (0.26)         --              --
                                         ---------   ---------   ---------          ------
    Total Distributions                      (0.82)      (2.85)      (1.40)          (0.68)
                                         ---------   ---------   ---------          ------
NET ASSET VALUE, END OF PERIOD           $   12.71   $   15.38   $   14.41   $       11.42
                                         ---------   ---------   ---------          ------
                                         ---------   ---------   ---------          ------
TOTAL RETURN                                (12.29)%     27.62%      39.56%          21.07%
                                         ---------   ---------   ---------          ------
                                         ---------   ---------   ---------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $259,589    $361,549    $210,368         $69,509
Ratio of Expenses to Average Net Assets
  (1)                                         1.00%       1.00%       1.00%           1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                      3.33%       2.72%       3.08%           4.04%**
Portfolio Turnover Rate                        117%        135%        171%            158%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                     $0.00+      $0.01       $0.02           $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets           1.04%       1.04%       1.14%           1.33%**
     Net Investment Income to Average
       Net Assets                             3.30%       2.68%       2.93%           3.71%**
------------------------------------------------------------------------------------------

                                                       CLASS B
                                         -----------------------------------
                                                                 PERIOD FROM
                                         YEAR ENDED DECEMBER      JANUARY 2,
                                                 31,              1996*** TO
                                         -------------------    DECEMBER 31,
                                             1998       1997            1996
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  15.34   $  14.39   $       11.50
                                         --------   --------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                  0.47       0.47            0.35
  Net Realized and Unrealized Gain
    (Loss) on Investments                   (2.35)      3.29            3.92
                                         --------   --------          ------
    Total from Investment Operations        (1.88)      3.76            4.27
                                         --------   --------          ------
DISTRIBUTIONS
  Net Investment Income                     (0.46)     (0.39)          (0.37)
  Net Realized Gain                         (0.10)     (2.16)          (1.01)
  In Excess of Net Realized Gain            (0.23)     (0.26)             --
                                         --------   --------          ------
    Total Distributions                     (0.79)     (2.81)          (1.38)
                                         --------   --------          ------
NET ASSET VALUE, END OF PERIOD           $  12.67   $  15.34   $       14.39
                                         --------   --------          ------
                                         --------   --------          ------
TOTAL RETURN                               (12.52)%    27.21%          38.23%
                                         --------   --------          ------
                                         --------   --------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $13,523    $21,231          $8,734
Ratio of Expenses to Average Net Assets
  (2)                                        1.25%      1.25%           1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                     3.23%      3.49%           2.91%**
Portfolio Turnover Rate                       117%       135%            171%
---------------
(2) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net
       investment income                    $0.01      $0.00+          $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets          1.29%      1.28%           1.37%**
     Net Investment Income to Average
       Net Assets                            3.20%      3.46%           2.79%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                CLASS A
                                         ------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------
                                             1998       1997        1996        1995       1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  13.62   $  13.89   $   13.94   $   11.50   $  12.63
                                         --------   --------   ---------   ---------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                  0.20       0.35        0.41        0.38       0.40
  Net Realized and Unrealized Gain
    (Loss) on Investments                    0.98       3.51        2.27        3.30      (0.55)
                                         --------   --------   ---------   ---------   --------
    Total from Investment Operations         1.18       3.86        2.68        3.68      (0.15)
                                         --------   --------   ---------   ---------   --------
DISTRIBUTIONS
  Net Investment Income                     (0.21)     (0.35)      (0.41)      (0.47)     (0.40)
  Net Realized Gain                         (3.81)     (3.78)      (2.32)      (0.77)     (0.58)
                                         --------   --------   ---------   ---------   --------
    Total Distributions                     (4.02)     (4.13)      (2.73)      (1.24)     (0.98)
                                         --------   --------   ---------   ---------   --------
NET ASSET VALUE, END OF PERIOD           $  10.78   $  13.62   $   13.89   $   13.94   $  11.50
                                         --------   --------   ---------   ---------   --------
                                         --------   --------   ---------   ---------   --------
TOTAL RETURN                                 8.79%     29.20%      19.73%      33.69%     (1.29)%
                                         --------   --------   ---------   ---------   --------
                                         --------   --------   ---------   ---------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $57,543    $86,054    $106,128    $147,365    $73,406
Ratio of Expenses to Average Net Assets
  (1)                                        0.70%      0.70%       0.70%       0.70%      0.70%
Ratio of Net Investment Income to
  Average Net Assets (1)                     1.36%      2.15%       2.62%       3.01%      3.37%
Portfolio Turnover Rate                       153%        36%         42%         43%        33%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                    $0.02      $0.02       $0.01       $0.01      $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets          0.82%      0.80%       0.78%       0.77%      0.80%
     Net Investment Income to Average
       Net Assets                            1.25%      2.06%       2.55%       2.94%      3.27%
-----------------------------------------------------------------------------------------------

                                                      CLASS B
                                         ---------------------------------
                                                               PERIOD FROM
                                            YEAR ENDED          JANUARY 2,
                                           DECEMBER 31,         1996*** TO
                                         -----------------    DECEMBER 31,
                                            1998      1997            1996
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 13.59   $ 13.89   $       14.06
                                         -------   -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                 0.07      0.28            0.29
  Net Realized and Unrealized Gain on
    Investments                             1.08      3.51            2.25
                                         -------   -------          ------
    Total from Investment Operations        1.15      3.79            2.54
                                         -------   -------          ------
DISTRIBUTIONS
  Net Investment Income                    (0.17)    (0.31)          (0.39)
  Net Realized Gain                        (3.81)    (3.78)          (2.32)
                                         -------   -------          ------
    Total Distributions                    (3.98)    (4.09)          (2.71)
                                         -------   -------          ------
NET ASSET VALUE, END OF PERIOD           $ 10.76   $ 13.59   $       13.89
                                         -------   -------          ------
                                         -------   -------          ------
TOTAL RETURN                                8.59%    28.70%          18.57%
                                         -------   -------          ------
                                         -------   -------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $1,045    $2,246          $2,555
Ratio of Expenses to Average Net Assets
  (2)                                       0.95%     0.95%           0.95%**
Ratio of Net Investment Income to
  Average Net Assets (2)                    1.12%     1.86%           2.33%**
Portfolio Turnover Rate                      153%       36%             42%
---------------
(2) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net
       investment income                   $0.02     $0.01           $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets         1.07%     1.04%           1.03%**
     Net Investment Income to Average
       Net Assets                           1.01%     1.77%           2.26%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

                                                                    CLASS A
                                         -------------------------------------------------------------
                                                                                           PERIOD FROM
                                                                                           FEBRUARY 1,
                                                    YEAR ENDED DECEMBER 31,                   1994* TO
                                         ---------------------------------------------    DECEMBER 31,
                                              1998        1997        1996        1995            1994
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    5.77   $    7.54   $    8.59   $    8.59   $       10.00
                                         ---------   ---------   ---------   ---------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       1.13        0.74        1.54        1.36            0.50
  Net Realized and Unrealized Gain
    (Loss) on Investments                    (3.19)       0.55        2.79        0.91           (1.91)
                                         ---------   ---------   ---------   ---------          ------
    Total from Investment Operations         (2.06)       1.29        4.33        2.27           (1.41)
                                         ---------   ---------   ---------   ---------          ------
DISTRIBUTIONS
  Net Investment Income                      (1.08)      (0.71)      (1.17)      (1.86)             --
  In Excess of Net Investment Income         (0.02)         --       (0.01)         --              --
  Net Realized Gain                             --       (2.17)      (4.20)      (0.41)             --
  In Excess of Net Realized Gain                         (0.08)         --          --              --
  Return of Capital                                      (0.10)         --          --              --
                                         ---------   ---------   ---------   ---------          ------
    Total Distributions                      (1.10)      (3.06)      (5.38)      (2.27)             --
                                         ---------   ---------   ---------   ---------          ------
NET ASSET VALUE, END OF PERIOD           $    2.61   $    5.77   $    7.54   $    8.59   $        8.59
                                         ---------   ---------   ---------   ---------          ------
                                         ---------   ---------   ---------   ---------          ------
TOTAL RETURN                                (35.95)%     18.29%      50.52%      28.23%         (14.10)%
                                         ---------   ---------   ---------   ---------          ------
                                         ---------   ---------   ---------   ---------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)      $46,234    $142,382    $152,142    $181,878        $144,949
Ratio of Expenses to Average Net Assets       2.38%       1.60%       2.70%       1.75%           1.49%**
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense,
  Interest Expense and Overdraft
  Expense                                     1.34%        N/A         N/A         N/A             N/A
Ratio of Net Investment Income to
  Average Net Assets                         11.61%       8.06%      11.66%      14.70%           9.97%**
Portfolio Turnover Rate                        457%        417%        560%        406%            273%
------------------------------------------------------------------------------------------------------

                                                      CLASS B
                                         ---------------------------------
                                                               PERIOD FROM
                                            YEAR ENDED          JANUARY 2,
                                           DECEMBER 31,         1996*** TO
                                         -----------------    DECEMBER 31,
                                            1998      1997            1996
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  5.77   $  7.53   $        8.68
                                         -------   -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                     1.13      0.69            1.01
  Net Realized and Unrealized Gain
    (Loss) on Investments                  (3.17)     0.59            3.20
                                         -------   -------          ------
    Total from Investment Operations       (2.04)     1.28            4.21
                                         -------   -------          ------
DISTRIBUTIONS
  Net Investment Income                    (1.05)    (0.69)          (1.15)
  In Excess of Net Investment Income       (0.02)       --           (0.01)
  Net Realized Gain                           --     (2.17)          (4.20)
  In Excess of Net Realized Gain              --     (0.08)             --
  Return of Capital                           --     (0.10)             --
                                         -------   -------          ------
    Total Distributions                    (1.07)    (3.04)          (5.36)
                                         -------   -------          ------
NET ASSET VALUE, END OF PERIOD           $  2.66   $  5.77   $        7.53
                                         -------   -------          ------
                                         -------   -------          ------
TOTAL RETURN                              (35.37)%   18.05%          48.52%
                                         -------   -------          ------
                                         -------   -------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $1,187    $2,281          $4,253
Ratio of Expenses to Average Net Assets     2.62%     1.91%           2.81%**
Ratio of Expenses to Average Net Assets
  Excluding Country Tax Expense,
  Interest Expense and Overdraft
  Expense                                   1.60%      N/A             N/A
Ratio of Net Investment Income to
  Average Net Assets                       11.09%     7.87%          11.09%**
Portfolio Turnover Rate                      457%      417%            560%

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                  CLASS A
                                         ---------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------
                                              1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $   10.88   $   10.58   $   10.81   $    9.82   $   11.05
                                         ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                   0.62        0.65        0.67        0.72        0.59
  Net Realized and Unrealized Gain
    (Loss) on Investments                     0.22        0.33       (0.20)       1.06       (0.92)
                                         ---------   ---------   ---------   ---------   ---------
    Total from Investment Operations          0.84        0.98        0.47        1.78       (0.33)
                                         ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                      (0.61)      (0.68)      (0.70)      (0.79)      (0.53)
  In Excess of Net Investment Income            --       (0.00)+     (0.00)+        --          --
  Net Realized Gain                          (0.03)         --          --          --       (0.37)
  In Excess of Net Realized Gain                --          --          --          --       (0.00)+
                                         ---------   ---------   ---------   ---------   ---------
    Total Distributions                      (0.64)      (0.68)      (0.70)      (0.79)      (0.90)
                                         ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD           $   11.08   $   10.88   $   10.58   $   10.81   $    9.82
                                         ---------   ---------   ---------   ---------   ---------
                                         ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                                  7.93%       9.54%       4.61%      18.76%      (3.10)%
                                         ---------   ---------   ---------   ---------   ---------
                                         ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $212,718    $183,192    $130,733    $165,527    $209,331
Ratio of Expenses to Average Net Assets
  (1)                                         0.45%       0.45%       0.45%       0.45%       0.45%
Ratio of Net Investment Income to
  Average Net Assets (1)                      5.63%       6.11%       6.30%       6.85%       5.73%
Portfolio Turnover Rate                        176%        163%        183%        172%        388%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                     $0.01       $0.02       $0.02       $0.01       $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets           0.58%       0.60%       0.60%       0.59%       0.58%
     Net Investment Income to Average
       Net Assets                             5.51%       5.97%       6.15%       6.71%       5.60%
--------------------------------------------------------------------------------------------------

                                                      CLASS B
                                         ---------------------------------
                                                               PERIOD FROM
                                            YEAR ENDED          JANUARY 2,
                                           DECEMBER 31,         1996*** TO
                                         -----------------    DECEMBER 31,
                                            1998      1997            1996
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 10.89   $ 10.58   $       10.81
                                         -------   -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                 0.61      0.64            0.64
  Net Realized and Unrealized Gain
    (Loss) on Investments                   0.22      0.33           (0.19)
                                         -------   -------          ------
    Total from Investment Operations        0.83      0.97            0.45
                                         -------   -------          ------
DISTRIBUTIONS
  Net Investment Income                    (0.59)    (0.66)          (0.68)
  Net Realized Gain                        (0.03)       --              --
                                         -------   -------          ------
    Total Distributions                    (0.62)    (0.66)          (0.68)
                                         -------   -------          ------
NET ASSET VALUE, END OF PERIOD           $ 11.10   $ 10.89   $       10.58
                                         -------   -------          ------
                                         -------   -------          ------
TOTAL RETURN                                7.85%     9.48%           4.35%
                                         -------   -------          ------
                                         -------   -------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $3,649    $4,834          $1,462
Ratio of Expenses to Average Net Assets
  (2)                                       0.60%     0.60%           0.60%**
Ratio of Net Investment Income to
  Average Net Assets (2)                    5.50%     5.93%           6.15%**
Portfolio Turnover Rate                      176%      163%            183%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                   $0.01     $0.02           $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets         0.72%     0.74%           0.74%**
     Net Investment Income to Average
       Net Assets                           5.38%     5.78%           6.01%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                    CLASS A
                                         --------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------
                                             1998++       1997++         1996         1995         1994
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    11.15   $    11.30   $    11.22   $    10.29   $    11.68
                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                    0.55         0.56         0.61         0.76         0.70
  Net Realized and Unrealized Gain
    (Loss) on Investments                      0.98        (0.40)        0.08         1.15        (1.38)
                                         ----------   ----------   ----------   ----------   ----------
    Total from Investment Operations           1.53         0.16         0.69         1.91        (0.68)
                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS
  Net Investment Income                       (0.17)       (0.31)       (0.61)       (0.98)       (0.40)
  Net Realized Gain                              --           --           --           --        (0.31)
                                         ----------   ----------   ----------   ----------   ----------
    Total Distributions                       (0.17)       (0.31)       (0.61)       (0.98)       (0.71)
                                         ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD           $    12.51   $    11.15   $    11.30   $    11.22   $    10.29
                                         ----------   ----------   ----------   ----------   ----------
                                         ----------   ----------   ----------   ----------   ----------
TOTAL RETURN                                  13.84%        1.50%        6.44%       19.32%       (6.08)%
                                         ----------   ----------   ----------   ----------   ----------
                                         ----------   ----------   ----------   ----------   ----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $45,884      $84,635     $112,888     $102,852     $130,675
Ratio of Expenses to Average Net Assets
  (1)                                          0.50%        0.50%        0.50%        0.50%        0.50%
Ratio of Net Investment Income to
  Average Net Assets (1)                       4.76%        5.05%        5.50%        6.79%        6.34%
Portfolio Turnover Rate                         110%         116%         258%         207%         171%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                      $0.03        $0.02        $0.02        $0.02        $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets            0.81%        0.71%        0.72%        0.71%        0.66%
     Net Investment Income to Average
       Net Assets                              4.48%        4.84%        5.29%        6.58%        6.18%
-------------------------------------------------------------------------------------------------------

                                                              CLASS B
                                         -------------------------------------------------
                                                                               PERIOD FROM
                                                                                JANUARY 2,
                                              YEAR ENDED DECEMBER 31,           1996*** TO
                                         ---------------------------------    DECEMBER 31,
                                          1998++                    1997++            1996
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 11.13   $                 11.29   $       11.23
                                         -------                    ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                 0.53                      0.54            0.48
  Net Realized and Unrealized Gain
    (Loss) on Investments                   0.98                     (0.40)           0.18
                                         -------                    ------          ------
    Total from Investment Operations        1.51                      0.14            0.66
                                         -------                    ------          ------
DISTRIBUTIONS
  Net Investment Income                    (0.16)                    (0.30)          (0.60)
                                         -------                    ------          ------
    Total Distributions                    (0.16)                    (0.30)          (0.60)
                                         -------                    ------          ------
NET ASSET VALUE, END OF PERIOD           $ 12.48   $                 11.13   $       11.29
                                         -------                    ------          ------
                                         -------                    ------          ------
TOTAL RETURN                               13.68%                     1.29%           6.12%
                                         -------                    ------          ------
                                         -------                    ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $362                      $366          $1,559
Ratio of Expenses to Average Net Assets
  (2)                                       0.65%                     0.65%           0.65%**
Ratio of Net Investment Income to
  Average Net Assets (2)                    4.54%                     4.88%           5.28%**
Portfolio Turnover Rate                      110%                      116%            258%
---------------
(2) Effect of voluntary expense limitation
  during the period:
     Per share benefit to net
       investment income                   $0.03                     $0.02           $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets         0.99%                     0.86%           0.86%**
     Net Investment Income to Average
       Net Assets                           4.26%                     4.68%           5.08%**

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
++ Per share amounts for the years ended December 31, 1998 and December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

                                                                CLASS A
                                         ------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------
                                              1998        1997       1996       1995       1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $   11.58   $   10.91   $  10.46   $   9.55   $  11.16
                                         ---------   ---------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                   1.00        1.00       1.03       1.14       0.97
  Net Realized and Unrealized Gain
    (Loss) on Investments                    (0.66)       0.67       0.47       0.97      (1.40)
                                         ---------   ---------   --------   --------   --------
    Total from Investment Operations          0.34        1.67       1.50       2.11      (0.43)
                                         ---------   ---------   --------   --------   --------
DISTRIBUTIONS
  Net Investment Income                      (0.98)      (1.00)     (1.05)     (1.20)     (0.97)
  In Excess of Net Investment Income         (0.00)+        --      (0.00)+       --         --
  Net Realized Gain                          (0.14)         --         --         --      (0.21)
  In Excess of Net Realized Gain             (0.04)         --         --         --         --
  Return of Capital                          (0.01)         --         --         --         --
                                         ---------   ---------   --------   --------   --------
    Total Distributions                      (1.17)      (1.00)     (1.05)     (1.20)     (1.18)
                                         ---------   ---------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD           $   10.75   $   11.58   $  10.91   $  10.46   $   9.55
                                         ---------   ---------   --------   --------   --------
                                         ---------   ---------   --------   --------   --------
TOTAL RETURN                                  3.03%      15.87%     15.01%     23.35%     (4.18)%
                                         ---------   ---------   --------   --------   --------
                                         ---------   ---------   --------   --------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $128,237    $113,006    $95,663    $62,245    $97,223
Ratio of Expenses to Average Net Assets
  (1)                                         0.67%       0.69%      0.75%      0.75%      0.75%
Ratio of Net Investment Income to
  Average Net Assets (1)                      8.70%       8.70%      9.78%     11.09%      9.42%
Portfolio Turnover Rate                         93%        111%       117%        90%        74%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                       N/A         N/A      $0.01      $0.01     $0.001
   Ratios before expense limitation:
     Expenses to Average Net Assets            N/A         N/A       0.82%      0.83%      0.76%
     Net Investment Income to Average
       Net Assets                              N/A         N/A       9.71%     11.01%      9.41%
-----------------------------------------------------------------------------------------------

                                                      CLASS B
                                         ----------------------------------
                                                                PERIOD FROM
                                             YEAR ENDED          JANUARY 2,
                                            DECEMBER 31,         1996*** TO
                                         ------------------    DECEMBER 31,
                                             1998      1997            1996
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  11.56   $ 10.90   $       10.49
                                         --------   -------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                  0.90      0.97            0.98
  Net Realized and Unrealized Gain
    (Loss) on Investments                   (0.59)     0.65            0.45
                                         --------   -------          ------
    Total from Investment Operations         0.31      1.62            1.43
                                         --------   -------          ------
DISTRIBUTIONS
  Net Investment Income                     (0.95)    (0.96)          (1.02)
  In Excess of Net Investment Income        (0.00)+      --              --
  Realized Net Gain                         (0.14)       --              --
  In Excess of Net Realized Gain            (0.04)       --              --
  Return of Capital                         (0.01)       --              --
                                         --------   -------          ------
    Total Distributions                     (1.14)    (0.96)          (1.02)
                                         --------   -------          ------
NET ASSET VALUE, END OF PERIOD           $  10.73   $ 11.56   $       10.90
                                         --------   -------          ------
                                         --------   -------          ------
TOTAL RETURN                                 2.79%    15.48%          14.37%
                                         --------   -------          ------
                                         --------   -------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $56,804    $7,213          $5,665
Ratio of Expenses to Average Net Assets
  (2)                                        0.95%     0.93%           1.00%**
Ratio of Net Investment Income to
  Average Net Assets (2)                     8.73%     8.48%           9.49%**
Portfolio Turnover Rate                        93%      111%            117%
---------------
(2) Effect of voluntary expense limitation during
  the period:
     Per share benefit to net
       investment income                      N/A       N/A           $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets           N/A       N/A            1.05%**
     Net Investment Income to Average
       Net Assets                             N/A       N/A            9.44%**

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B shares on January 2, 1996.
+    Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                            CLASS A
                                         ----------------------------------------------
                                                                            PERIOD FROM
                                                                            JANUARY 18,
                                            YEAR ENDED DECEMBER 31,            1995* TO
                                         ------------------------------    DECEMBER 31,
                                             1998     1997++       1996            1995
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  10.51   $  10.25   $  10.37   $       10.00
                                         --------   --------   --------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                  0.50       0.47       0.49            0.44
  Net Realized and Unrealized Gain
    (Loss) on Investments                    0.07       0.25      (0.12)           0.42
                                         --------   --------   --------          ------
    Total from Investment Operations         0.57       0.72       0.37            0.86
                                         --------   --------   --------          ------
DISTRIBUTIONS
  Net Investment Income                     (0.51)     (0.46)     (0.49)          (0.45)
  In Excess of Net Investment Income           --      (0.00)+       --           (0.00)+
  Net Realized Gain                         (0.17)     (0.00)+       --           (0.04)
  In Excess Of Net Realized Gain               --      (0.00)+       --              --
                                         --------   --------   --------          ------
    Total Distributions                     (0.68)     (0.46)     (0.49)          (0.49)
                                         --------   --------   --------          ------
NET ASSET VALUE, END OF PERIOD           $  10.40   $  10.51   $  10.25   $       10.37
                                         --------   --------   --------          ------
                                         --------   --------   --------          ------
TOTAL RETURN                                 5.52%      7.25%      3.67%           8.80%
                                         --------   --------   --------          ------
                                         --------   --------   --------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $34,807    $60,541    $40,227         $45,869
Ratio of Expenses to Average Net Assets
  (1)                                        0.45%      0.45%      0.45%           0.45%**
Ratio of Net Investment Income to
  Average Net Assets (1)                     4.60%      4.55%      4.77%           4.61%**
Portfolio Turnover Rate                        44%        80%        45%            180%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                     $0.03      $0.02      $0.03           $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets          0.69%      0.68%      0.73%           0.73%**
     Net Investment Income to Average
      Net Assets                             4.36%      4.33%      4.50%           4.33%**

--------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized
+    Amount is less than $0.01 per share.
++ Per Share amounts for the year ended December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------
                                                1998          1997          1996        1995        1994
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     1.000   $     1.000   $     1.000   $   1.000   $   1.000
                                         -----------   -----------   -----------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        0.051         0.051         0.049       0.054       0.040
                                         -----------   -----------   -----------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                       (0.051)       (0.051)       (0.049)     (0.054)     (0.040)
                                         -----------   -----------   -----------   ---------   ---------
NET ASSET VALUE, END OF PERIOD           $     1.000   $     1.000   $     1.000   $   1.000   $   1.000
                                         -----------   -----------   -----------   ---------   ---------
                                         -----------   -----------   -----------   ---------   ---------
TOTAL RETURN                                    5.20%         5.20%         5.03%       5.51%       3.84%
                                         -----------   -----------   -----------   ---------   ---------
                                         -----------   -----------   -----------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $1,958,177    $1,506,210    $1,284,633    $836,693    $690,503
Ratio of Expenses to Average Net Assets         0.49%         0.49%         0.52%       0.51%       0.49%
Ratio of Net Investment Income to
  Average Net Assets                            5.07%         5.12%         4.92%       5.37%       3.77%

--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                                           YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------------
                                                1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                         -----------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        0.030       0.031       0.030       0.034       0.020
                                         -----------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                       (0.030)     (0.031)     (0.030)     (0.034)     (0.020)
                                         -----------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD           $     1.000   $   1.000   $   1.000   $   1.000   $   1.000
                                         -----------   ---------   ---------   ---------   ---------
                                         -----------   ---------   ---------   ---------   ---------
TOTAL RETURN                                    3.00%       3.17%       3.02%       3.44%       2.44%
                                         -----------   ---------   ---------   ---------   ---------
                                         -----------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $990,579    $804,607    $721,410    $451,519    $359,444
Ratio of Expenses to Average Net Assets         0.50%       0.50%       0.53%       0.52%       0.51%
Ratio of Net Investment Income to
  Average Net Assets                            2.96%       3.14%       2.98%       3.38%       2.42%
----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Institutional Fund, Inc., formerly Morgan Stanley Institutional Fund, Inc., hereafter referred to as (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1998, the Fund was comprised of 26 separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). At December 31, 1998, each Portfolio (with the exception of the International Small Cap and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective February 1998, the Money Market Portfolio began offering Class B shares. Effective August 1998, the Active Country Allocation Portfolio was renamed Active International Allocation Portfolio. Please refer to the manager's reports included elsewhere in this report for a description of each Portfolio's investment objectives.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Emerging Markets Debt Portfolio may enter into reverse repurchase agreements with institutions that the Portfolio's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Portfolio

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
receives cash from the sale of securities and agrees to repurchase the securities at a mutually agreed upon date and price. Reverse repurchase agreements involve market risk that the value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. The Portfolio is also subject to credit risk equal to the amount by which the value of securities subject to repurchase exceeds the Portfolio's liability under the reverse repurchase agreement.

At December 31, 1998, the Emerging Markets Debt Portfolio had no reverse repurchase agreements outstanding.

The Emerging Markets Debt Portfolio had an average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 of approximately $19,812,000, at a weighted average interest rate of 4.621%.

5. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statements of Net Assets.

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower in the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will either designate on the Custodian's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchased securities cannot exceed the total amount invested.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

10. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instrument to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

11. SECURITY LENDING: Certain Portfolios may lend investment securities to certain qualified institutional investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in U.S. Government securities or interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned, after the interest rebate, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at December 31, 1998 are as follows:

                                  VALUE OF LOANED   VALUE OF
                                    SECURITIES     COLLATERAL
PORTFOLIO                              (000)          (000)
--------------------------------  ---------------  -----------
Active International
 Allocation.....................     $   7,975      $   9,031
Asian Equity....................         1,648          1,778
International Equity............       121,590        126,728
International Magnum............        14,179         14,879

The Chase Manhattan Bank administers the security lending program and has earned fees for its services totaling approximately $36,000, $35,000, $475,000 and $40,000 for the Active International Allocation, Asian Equity, International Equity and International Magnum Portfolios, respectively, for the year ended December 31, 1998. In addition, the Active International Allocation, Asian Equity, International Equity and International Magnum Portfolios have earned security lending income for the year ended December 31, 1998 of approximately $139,000, $166,000, $1,508,000 and $87,000, respectively.

12. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

13. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

14. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios:

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

15. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and forward foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

A transaction fee of one percent may be charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio and are included in paid in capital.

Settlement and registration of foreign securities transactions may be subject to significant risk not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share register may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser" or "MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        MAXIMUM
                                                     EXPENSE RATIO
                                               --------------------------
PORTFOLIO                        ADVISORY FEE    CLASS A       CLASS B
-------------------------------  ------------  ------------  ------------
Active International
 Allocation....................        0.65%         0.80%         1.05%
Asian Equity...................        0.80          1.00          1.25
Asian Real Estate..............        0.80          1.00          1.25
Emerging Markets...............        1.25          1.75          2.00
European Equity................        0.80          1.00          1.25
European Real Estate...........        0.80          1.00          1.25
Global Equity..................        0.80          1.00          1.25
International Equity...........        0.80          1.00          1.25
International Magnum...........        0.80          1.00          1.25
International Small Cap........        0.95          1.15           N/A
Japanese Equity................        0.80          1.00          1.25
Latin American.................        1.10          1.70          1.95
Aggressive Equity..............        0.80          1.00          1.25
Emerging Growth................        1.00          1.25          1.50
Equity Growth..................        0.60          0.80          1.05
Technology.....................        1.00          1.25          1.50
U.S. Equity Plus...............        0.45          0.80          1.05
U.S. Real Estate...............        0.80          1.00          1.25
Value Equity...................        0.50          0.70          0.95
Emerging Markets Debt..........        1.00          1.75          2.00
Fixed Income...................        0.35          0.45          0.60
Global Fixed Income............        0.40          0.50          0.65
High Yield.....................        0.375         0.695         0.945
Municipal Bond.................        0.35          0.45          0.70
Money Market...................        0.30          0.55          0.80
Municipal Money Market.........        0.30          0.57           N/A

C. ADMINISTRATOR: MSDW Investment Management also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSDW Investment Management and The Chase Manhattan Bank ("Chase"), Chase through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), provides certain administrative services to the Fund. For such services, MSDW Investment Management pays Chase a portion

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
of the fee MSDW Investment Management receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business with certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., and an affiliate of MSDW Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. The Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), an affiliate of the Adviser prior to October 1, 1998. On October 1, 1998, MSTC was acquired by The Chase Manhattan Bank. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

For the period ended September 30, 1998, the following Portfolios incurred custody fees with MSTC:

                                                     MSTC
                                                 CUSTODY FEES
                                                   INCURRED
                                                     (000)
                                                ---------------
Active International Allocation...............     $     241
Asian Equity..................................           301
Asian Real Estate.............................             5
Emerging Markets..............................         3,120
European Equity...............................           154
European Real Estate..........................             5
Global Equity.................................            68
International Equity..........................         1,121
International Magnum..........................            23
International Small Cap.......................           141
Japanese Equity...............................            29
Latin American................................           104
Emerging Markets Debt.........................            94
Global Fixed..................................            18

In addition, through the period ended September 30, 1998, the following Portfolios have earned interest income and incurred interest expense on balances with MSTC as follows:

                                               INTEREST INCOME   INTEREST EXPENSE
                                                    (000)             (000)
                                               ---------------   ----------------
Active International Allocation..............        $--               $  9
Asian Equity.................................          2                  7
Asian Real Estate............................         --                  1
Emerging Markets.............................         63                150
European Equity..............................         --                  3
European Real Estate.........................         --                  7
Global Equity................................          1                  1
International Equity.........................          2                  1
International Magnum.........................         --                  3
International Small Cap......................         --                  4
Latin American...............................          2                  2
Emerging Markets Debt........................         23                 63
Global Fixed Income..........................          3                 --

F. DIRECTOR'S DEFERRED COMPENSATION PLAN: Each director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at December 31, 1998 totaled $586,000 and are included in Directors' Fees and Expenses Payable on the Statement of Net Assets.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1998
--------------------------------------------------------------------------------

G. PURCHASES AND SALES: During the year ended December 31, 1998, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                      PURCHASES    SALES
PORTFOLIO                               (000)      (000)
------------------------------------  ---------  ---------
Active International Allocation.....  $ 157,834  $  82,826
Asian Equity........................     99,387    116,222
Asian Real Estate...................     12,148      9,576
Emerging Markets....................  1,180,495  1,418,511
European Equity.....................    136,609    206,317
European Real Estate................     82,091     49,043
Global Equity.......................    176,176     70,262
International Equity................  1,116,132  1,003,557
International Magnum................    167,463     83,735
International Small Cap.............    129,121    102,161
Japanese Equity.....................     45,024     60,056
Latin American......................    106,357    138,908
Aggressive Equity...................    701,380    737,346
Emerging Growth.....................    219,545    224,468
Equity Growth.......................  1,300,338  1,164,407
Technology..........................     70,023     85,581
U.S. Equity Plus....................    132,161     91,782
U.S. Real Estate....................    361,519    402,124
Value Equity........................    129,973    163,937
Emerging Markets Debt...............    666,873    685,717
Fixed Income........................    387,303    342,108
Global Fixed Income.................     59,942     98,160
High Yield..........................    238,337    155,750
Municipal Bond......................     19,950     44,567

Purchases and sales during the year ended December 31, 1998 of long-term U.S. Government securities occurred in the Fixed Income and Global Fixed Income Portfolios as follows:

                                          PURCHASES      SALES
PORTFOLIO                                   (000)        (000)
--------------------------------------  -------------  ---------
Fixed Income..........................    $      --    $   5,338
Global Fixed Income...................           --        1,858

During the year ended December 31, 1998, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately:

                                                 BROKERAGE
                                                COMMISSION
PORTFOLIO                                          (000)
--------------------------------------------  ---------------
Active International Allocation.............     $     682
Asian Equity................................        15,587
Asian Real Estate...........................         2,620
Emerging Markets............................        79,082
European Equity.............................         9,823
European Real Estate........................         8,402
Global Equity...............................        12,306
International Equity........................        12,179
International Magnum........................        14,426
International Small Cap.....................         3,500
Japanese Equity.............................        22,707
Latin America...............................         8,725
Equity Growth...............................           389

H. OTHER: At December 31, 1998, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                             NET APPREC.
                              COST      APPREC.    DEPREC.    (DEPREC.)
PORTFOLIO                     (000)      (000)      (000)       (000)
--------------------------  ---------  ---------  ---------  -----------
Active International
 Allocation...............  $ 249,029  $  38,081  $ (13,623)  $  24,458
Asian Equity..............     57,698      5,636     (6,995)     (1,359)
Asian Real Estate.........      2,970        474       (282)        192
Emerging Markets..........  1,024,951     66,006   (326,290)   (260,284)
European Equity...........    157,213     29,433    (13,005)     16,428
European Real Estate......     43,858      2,140     (3,688)     (1,548)
Global Equity.............    211,582     42,991    (13,145)     29,846
International Equity......  2,797,941    682,110    (43,297)    638,813
International Magnum......    302,524     30,673    (24,227)      6,446
International Small Cap...    272,338     29,769    (49,990)    (20,221)
Japanese Equity...........     67,341      3,367    (11,279)     (7,912)
Latin American............     22,856         74     (8,122)     (8,048)
Aggressive Equity.........    122,047     25,125       (970)     24,155
Emerging Growth...........     65,420     10,659     (1,287)      9,372
Equity Growth.............    694,441    183,282    (11,529)    171,753
Technology................     21,370      8,450       (976)      7,474
U.S. Equity Plus..........     61,229      9,333     (2,099)      7,234
U.S. Real Estate..........    268,344     20,599    (18,963)      1,636
Value Equity..............     48,250     10,829     (1,416)      9,413
Emerging Markets Debt.....     54,006        464     (8,413)     (7,949)
Fixed Income..............    221,147      4,117       (485)      3,632
Global Fixed Income.......     42,948      2,235        (58)      2,177
High Yield................    193,415      3,050    (14,448)    (11,398)
Municipal Bond............     32,727      2,051         --       2,051
Money Market..............  1,926,978         --         --          --
Municipal Money Market....    954,470         --         --          --

During the year ended December 31, 1998, the Emerging Markets Portfolio owned shares of affiliated funds for which the Portfolio earned dividend income of approximately $16,000.

At December 31, 1998, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                     EXPIRATION DATE
                                       DECEMBER 31,
                                          (000)
                        ------------------------------------------
PORTFOLIO                 2003       2004       2005       2006       TOTAL
----------------------  ---------  ---------  ---------  ---------  ---------
Asian Equity..........  $      --  $      --  $  37,963  $  67,603  $ 105,566
Asian Real Estate.....         --         --         --      2,577      2,577
Emerging Markets......         --         --         --    269,895    269,895
European Real
 Estate...............         --         --         40      1,452      1,492
International
 Magnum...............         --         --         --      1,558      1,558
Japanese Equity.......      1,668         --     11,123     23,700     36,491
Latin American........         --         --         --     15,815     15,815
Aggressive Equity.....         --         --         --      1,958      1,958
U.S. Real Estate......         --         --         --      2,006      2,006
Emerging Markets
 Debt.................         --         --         --     89,125     89,125
Global Fixed Income...      1,568         --         --         --      1,568
Money Market..........         --        407         --         --        407
Municipal Money
 Market...............         --         22         --          2         24

During the year ended December 31, 1998, the Fixed Income, Global Fixed Income and Money Market

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1998
--------------------------------------------------------------------------------
Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,946,000, $2,422,000, and $4,000, respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998 certain Portfolios incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes net capital and net currency losses of approximately:

                                            CAPITAL
                                            LOSSES      CURRENCY
PORTFOLIO                                    (000)    LOSSES (000)
-----------------------------------------  ---------  -------------
Active International Allocation..........  $      --    $     112
Asian Real Estate........................         16           --
Emerging Markets.........................     78,013          739
European Equity..........................         --            9
European Real Estate.....................      3,936           --
Japanese Equity..........................      1,665           --
Latin American...........................      5,432           --
Aggressive Equity........................        272           --
Equity Growth............................      9,661           --
U.S. Real Estate.........................      1,053           15
Emerging Markets Debt....................      5,878           11
High Yield...............................        591           --
Municipal Money Market...................          3           --

During the year ended December 31, 1998, the transactions in written call options were as follows:

COVERED PUT AND CALL OPTIONS:

                                              NO. OF
TECHNOLOGY PORTFOLIO                         CONTRACTS    PREMIUM (000)
-----------------------------------------  -------------  -------------
Options outstanding at December 31,
 1997....................................           --      $      --
Options written during the period........           75            292
Options closed during the period.........          (15)           (67)
                                                   ---          -----
Options outstanding at December 31,
 1998....................................           60      $     225
                                                   ---          -----
                                                   ---          -----

                                          FACE AMOUNT
EMERGING MARKETS DEBT PORTFOLIO              (000)       PREMIUM (000)
--------------------------------------  ---------------  -------------
Options outstanding at December 31,
 1997.................................     $      --       $      --
Options written during the period.....           105              88
Options expired during the period.....           (37)            (41)
Options closed during the period......           (68)            (47)
                                               -----             ---
Options outstanding at December 31,
 1998.................................     $      --       $      --
                                               -----             ---
                                               -----             ---

At December 31, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Institutional Fund, Inc.
(formerly Morgan Stanley Institutional Fund, Inc.)

In our opinion, the accompanying statements of net assets and the related statements of operations, of changes in net assets and of cash flows (the Emerging Markets Debt Portfolio only) and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Morgan Stanley Dean Witter Institutional Fund, Inc. (the "Fund") at December 31, 1998, the results of each of their operations, the changes in each of their net assets, the Emerging Markets Debt Portfolio's cash flows and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian, brokers and counterparties, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 8, 1999

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley Dean Witter
        Institutional Fund Inc.
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):
--------------------------------------------------------------------------------

For the year ended December 31, 1998, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Equity, Aggressive Equity, Emerging Growth, Equity Growth, Technology, U.S. Equity Plus, U.S. Real Estate, Value Equity, and High Yield Portfolios are 25.6%, 3.7%, 12.9%, 15.7%, 3.3%, 95.7%, 1.5%, 58.7%, and 2.2%.

For the year ended December 31, 1998, the percentage of exempt interest dividends paid by the Municipal Bond and the Municipal Money Market Portfolios are 100% and 96%, respectively.

For the year ended December 31, 1998, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                                                            FOREIGN TAX
                                                                              CREDIT        FOREIGN SOURCE
                                                                           PASS-THROUGH         INCOME
FUND                                                                           (000)            (000)
-----------------------------------------------------------------------  -----------------  --------------
Active International Allocation........................................      $     428        $    3,416
Asian Equity...........................................................            188             1,653
Asian Real Estate......................................................              7               123
Emerging Markets.......................................................          1,381            33,731
European Equity........................................................            851             7,197
European Real Estate...................................................            142             1,014
Global Equity..........................................................            287             2,679
International Equity*..................................................          8,768            78,985
International Magnum...................................................            548             4,705
International Small Cap................................................            784             6,804
Japanese Equity........................................................            109               714
Emerging Markets Debt..................................................            225            19,583

For the year ended December 31, 1998, the following Portfolios intend to distribute long-term capital gains totaling:

                                               LONG-TERM               LONG-TERM              LONG-TERM
                                          CAPITAL GAINS - 20%     CAPITAL GAINS - 25%    CAPITAL GAINS - 28%
FUND                                             (000)                   (000)                  (000)
----------------------------------------  --------------------  -----------------------  --------------------
Active International Allocation.........      $      4,628             $      --              $       --
European Equity.........................            32,812                    --                      --
Global Equity...........................             2,941                    --                      --
International Equity*...................           106,709                    --                  93,185
International Small Cap.................            11,076                    --                      --
Latin American..........................               241                    --                      --
Aggressive Equity.......................               662                    --                      --
Emerging Growth.........................             3,793                    --                      --
Equity Growth...........................            34,309                    --                      --
Technology..............................                 5                    --                      --
U.S. Real Estate........................             2,818                   145                      --
Value Equity............................            18,023                    --                      --
Fixed Income............................               627                    --                      --
High Yield..............................             2,581                    --                      --
Municipal Bond..........................               574                    --                      --

------------
*  Amounts based on October 31 tax year end.

--------------------------------------------------------------------------------

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter
 Investment Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited; Managing Director,
 Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786.

--------------------------------------------------------------------------------